As filed with the Securities and Exchange Commission on March 25, 2016

Securities Act Registration No. 333-208746

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form N-2
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

☒ Pre-Effective Amendment No.1
☐ Post-Effective Amendment No.

Medley Capital Corporation

Exact name of Registrant as specified in its charter

280 Park Avenue, 6th Floor East
New York, NY 10017

Address of Principal Executive Offices (Number, street, City, State, Zip Code)

(212) 759-0777

Registrant’s Telephone Number, Including Area Code

Brook Taube
Medley Capital Corporation
280 Park Avenue, 6th Floor East
New York, NY 10017

Name and Address (Number, street, City, State, Zip Code)
of Agent for Service

Copies to:

Steven B. Boehm, Esq.
Harry S. Pangas, Esq.
Payam Siadatpour, Esq.
Sutherland Asbill & Brennan LLP
700 Sixth Street, NW
Washington, DC 20001
(202) 383-0100

Approximate date of proposed public offering: From time to time after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒

It is proposed that this filing will become effective (check appropriate box):

☐ when declared effective pursuant to Section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price(1)		Amount of Registration Fee(7)
Common Stock, $0.001 par value per share(2)(3)
Preferred Stock, $0.001 par value per share(2)	—	—
Warrants(4)	—	—
Debt Securities(5)	—	—
Total(6)	—	—	$750,000,000	(6)	$75,525

(1)	Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of determining the registration fee. The proposed maximum offering price per security will be determined, from time to time, by the Registrant in connection with the sale by the Registrant of the securities registered under this Registration Statement.
(2)	Subject to Note 6 below, there is being registered hereunder an indeterminate number of shares of common stock or preferred stock as may be sold, from time to time, separately or as units in combination with other securities registered hereunder.
(3)	Includes such indeterminate number of shares of common stock as may, from time to time, be issued upon conversion or exchange of other securities registered hereunder, to the extent any such securities are, by their terms, convertible or exchangeable for common stock.
(4)	Subject to Note 6 below, there is being registered hereunder an indeterminate number of warrants as may be sold, from time to time, separately or as units in combination with other securities registered hereunder, representing rights to purchase common stock, preferred stock or debt securities.
(5)	Subject to Note 6 below, there is being registered hereunder an indeterminate number of debt securities as may be sold, from time to time, separately or as units in combination with other securities registered hereunder. If any debt securities are issued at an original issue discount, then the offering price shall be in such greater principal amount as shall result in an aggregate price to investors not to exceed $750,000,000.
(6)	In no event will the aggregate offering price of all securities issued from time to time pursuant to this Registration Statement exceed $750,000,000.
(7)	Prior to filing this registration statement, $276,201,722 of securities remained unsold pursuant to Registration Statement No. 333-187324, which was initially filed on March 18, 2013 and declared effective on April 2, 2013 (the “Unsold Securities”). Pursuant to Rule 457(p), the $37,673 aggregate fee paid to register the Unsold Securities is offset against the currently due filing fee of $75,525 in connection with the registration of $750,000,000 of securities hereunder, and the remaining $37,852 was previously paid in connection with the initial filing of this Registration Statement on December 23, 2015.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell nor does it seek an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED MARCH 25, 2016

PROSPECTUS

$750,000,000

MEDLEY CAPITAL CORPORATION

Common Stock
Preferred Stock
Warrants
Debt Securities

Medley Capital Corporation is a non-diversified closed end management investment company that has elected to be treated and is regulated as a business development company. Our investment objective is to generate current income and capital appreciation by lending directly to privately held middle market companies, primarily through directly originated transactions, to help these companies expand their businesses, refinance and make acquisitions.

We may offer, from time to time, in one or more offerings or series, up to $750,000,000 of our common stock, preferred stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, which we refer to, collectively, as the “securities.” The preferred stock and warrants offered hereby may be convertible or exchangeable into shares of our common stock. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.

In the event we offer common stock, the offering price per share of our common stock less any underwriting commissions or discounts will generally not be less than the net asset value per share of our common stock at the time we make the offering. However, we may issue shares of our common stock pursuant to this prospectus at a price per share that is less than our net asset value per share (a) with the prior approval of the majority of our common stockholders or (b) under such other circumstances as the Securities and Exchange Commission may permit.

The securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of the securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of the securities through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of such securities.

Our common stock is listed on the New York Stock Exchange (“NYSE”) under the symbol “MCC.” On March 24, 2016 the last reported sales price on the NYSE for our common stock was $6.70 per share. The net asset value per share of our common stock at December 31, 2015 was $10.01.

This prospectus, and the accompanying prospectus supplement, contains important information about us that a prospective investor should know before investing in our common stock or other securities. Please read this prospectus, and the accompanying prospectus supplement, before investing, and keep it for future reference. We are required to file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information is available free of charge by contacting us by mail at 280 Park Avenue, 6th Floor East, New York, NY 10017, by telephone at (212) 759-0777 or on our website at http://www.medleycapitalcorp.com. The Securities and Exchange Commission also maintains a website at http://www.sec.gov that contains such information. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus or the accompanying prospectus supplement.

An investment in our common stock or other securities is very risky and highly speculative. Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. In addition, the companies in which we invest are subject to special risks. See “Risks” beginning on page 9 to read about factors you should consider, including the risk of leverage, before investing in our common stock or other securities.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of shares of common stock unless accompanied by a prospectus supplement.

          , 2016

You should rely only on the information contained in this prospectus and the accompanying prospectus supplement. We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained in this prospectus or any prospectus supplement to this prospectus. You must not rely upon any information or representation not contained in this prospectus or any such supplements as if we had authorized it. This prospectus and any such supplements do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any such supplements is accurate as of the dates on their covers. Our business, financial condition, results of operations and prospects may have changed since then.

i

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission, or SEC, using the “shelf” registration process. Under the shelf registration process, which constitutes a delayed offering in reliance on Rule 415 under the Securities Act of 1933, as amended, or the Securities Act, we may offer, from time to time, in one or more offerings or series, up to $750,000,000 of our common stock, preferred stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities on the terms to be determined at the time of the offering. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. A prospectus supplement may also add, update or change information contained in this prospectus.

Please carefully read this prospectus and any such supplements together with any exhibits and the additional information described under “Available Information” and in the “Prospectus Summary” and “Risks” sections before you make an investment decision.

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PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider before investing in our common stock or other securities. You should read the entire prospectus carefully, including the section entitled “Risks”.

Except as otherwise indicated, the terms:

•	“we”, “us”, “our”, “Medley Capital” and the “Company” refer to Medley Capital Corporation, a Delaware corporation, and its subsidiaries for the periods after our consummation of the formation transaction described elsewhere in this prospectus and to Medley Capital BDC LLC, a Delaware limited liability company, for the periods prior to our consummation of the formation transaction described elsewhere in this prospectus;
•	“MCC Advisors” and the “Adviser” refer to MCC Advisors LLC, our investment adviser; MCC Advisors is a majority owned subsidiary of Medley LLC, which is controlled by Medley Management Inc., a publicly traded asset management firm, which in turn is controlled by Medley Group LLC, an entity wholly-owned by the senior professionals of Medley LLC; and
•	“Medley” refers, collectively, to the activities and operations of Medley Capital LLC, Medley LLC, Medley Management Inc., Medley Group LLC, MCC Advisors, associated investment funds and their respective affiliates.

Medley Capital

Medley Capital Corporation is a non-diversified closed end management investment company incorporated in Delaware that has elected to be treated and is regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We completed our initial public offering (“IPO”) and commenced operations on January 20, 2011. We have elected and qualified to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), commencing with our first taxable year as a corporation, and we intend to operate in a manner so as to maintain our RIC tax treatment. We are externally managed and advised by our investment adviser, MCC Advisors LLC (“MCC Advisors”) pursuant to an investment management agreement.

Our investment objective is to generate current income and capital appreciation by lending to privately held middle market companies, primarily through directly originated transactions, to help these companies expand their businesses, refinance and make acquisitions. Our portfolio generally consists of senior secured first lien loans and senior secured second lien loans. In many of our investments, we receive warrants or other equity participation features, which we believe will increase the total investment returns.

We believe the middle-market private debt market is undergoing structural shifts that are creating significant opportunities for non-bank lenders and investors. The underlying drivers of these structural changes include: reduced participation by banks in the private debt markets, particularly within the middle-market, and demand for private debt created by committed and uninvested private equity capital. We focus on taking advantage of this structural shift by lending directly to companies that are underserved by the traditional banking system and generally seek to avoid broadly marketed investment opportunities. We source investment opportunities through direct relationships with companies, financial intermediaries such as national, regional and local bankers, accountants, lawyers and consultants, as well as through financial sponsors. As a leading provider of private debt, Medley is often sought out as a preferred financing partner.

Our investment activities are managed by our investment adviser, MCC Advisors, which is an investment adviser registered under the Investment Advisers Act of 1940, as amended. MCC Advisors is an affiliate of Medley and has offices in New York and San Francisco. Our Investment Team is responsible for sourcing investment opportunities, conducting industry research, performing diligence on potential investments, structuring our investments and monitoring our portfolio companies on an ongoing basis. MCC Advisors’ team draws on its expertise in lending to predominantly privately held borrowers in a range of sectors, including industrials and transportation, energy and natural resources, financials and real estate.

Our Investment Team has on average over 21 years of experience in the credit business, including originating, underwriting, principal investing and loan structuring. Our Advisor, through Medley, has access to over 85 employees, including over 45 investment, origination and credit management professionals, and over 40 operations, marketing and distribution professionals, each with extensive experience in their respective disciplines. We believe that MCC Advisors’ disciplined and consistent approach to origination, portfolio construction and risk management should allow it to achieve compelling risk-adjusted returns for Medley Capital.

MCC Advisors also serves as our administrator and furnishes us with office space, equipment and other office services. The responsibilities of our administrator include overseeing our financial records, preparing reports to our stockholders and reports filed with the Securities and Exchange Commission (the “SEC”) and generally monitoring the payment of our expenses and the performance of administrative and professional services rendered to us by others.

On March 26, 2013, our wholly-owned subsidiary, Medley SBIC LP (“SBIC LP”), received a Small Business Investment Company (“SBIC”) license from the Small Business Administration (“SBA”). In anticipation of receiving an SBIC license, on November 16, 2012, we obtained exemptive relief from the SEC to permit us to exclude the debt of SBIC LP guaranteed by the SBA from our 200% asset coverage test under the 1940 Act. The exemptive relief provides us with increased flexibility under the 200% asset coverage test by permitting SBIC LP to borrow up to $150 million more than it would otherwise be able to absent the receipt of this exemptive relief.

The SBIC license allows SBIC LP to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed on a semi-annual basis at a market-driven spread over U.S. Treasury Notes with 10-year maturities. The SBA, as a creditor, will have a superior claim to SBIC LP’s assets over our stockholders in the event we liquidate SBIC LP or the SBA exercises its remedies under the SBA-guaranteed debentures issued by SBIC LP upon an event of default.

Corporate Information

See “Management’s Discussion and Analysis of Financial Condition and Results of Operations —  Formation Transaction” for a discussion of our formation.

Our administrative and executive offices are located at 280 Park Avenue, 6th Floor East, New York, NY 10017, and our telephone number is (212) 759-0777. We maintain a website at http://www.medleycapitalcorp.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

Risks

Investing in us involves a high degree of risk. See “Risks” beginning on page 9 of this prospectus for a more detailed discussion of the material risks you should carefully consider before deciding to invest in our common stock or other securities.

OFFERINGS

We may offer, from time to time, in one or more offerings or series, up to $750,000,000 of our common stock, preferred stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, on terms to be determined at the time of the offering. We will offer our securities at prices and on terms to be set forth in one or more supplements to this prospectus.

The securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of the securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of the securities through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of such securities.

Set forth below is additional information regarding the offerings:

Use of Proceeds
Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our securities to provide debt financing to portfolio companies in accordance with our investment objective and for general corporate purposes. Pending such use, we will invest the remaining net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities and other high-quality debt instruments that mature in one year or less. These securities may have lower yields than the types of investments we would typically make in accordance with our investment objective and, accordingly, may result in lower distributions, if any, during such period. Each supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering. See “Use of Proceeds.”
New York Stock Exchange symbol
“MCC”
Distributions on common stock
We intend to distribute quarterly dividends to holders of our common stock out of profits legally available for distribution. Our quarterly distributions, if any, will be determined by our board of directors.
Taxation
We have elected and timely qualified to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under subchapter M of the Code. As a RIC, we generally do not have to pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our RIC status, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Price Range of Common Stock and Distributions” and “Tax Matters.”
Borrowing
We expect to continue to use leverage to make investments. As a result, we may continue to be exposed to the risks of leverage, which include that leverage may be considered a speculative investment technique. The use of leverage magnifies the potential for gain and loss on amounts invested and therefore increases the risks associated with investing in our securities.
Investment Management Agreement
We have entered into an investment management agreement with MCC Advisors, under which MCC Advisors, subject to the overall supervision of our board of directors, manages our day-to-day operations and provides investment advisory services to us.
For providing these services, MCC Advisors receives a base management fee from us at an annual rate of 1.75% of our gross assets, including any assets acquired with the proceeds of leverage. The investment management agreement also provides that MCC Advisors will be entitled to an incentive fee of 20.0%.
The incentive fee consists of two parts: (1) the first component, which is payable quarterly in arrears, will equal 20.0% of the excess, if any, of the “Pre-Incentive Fee Net Investment Income” over a hurdle rate (2.0% quarterly) and subject to a “catch-up” provision measured as of the end of each calendar quarter; and (2) the second component, which will be payable in arrears at the end of each calendar year (or upon termination of the investment management agreement, as of the termination date), commencing with the year ended December 31, 2011, will equal 20.0% of the “Incentive Fee Capital Gains”, if any, which will equal the realized capital gains on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.
On December 3, 2015, MCC Advisors recommended and, in consultation with the Board, agreed to reduce fees under the investment management agreement. Beginning January 1, 2016, the base management fee will be reduced to 1.50% on gross assets above $1 billion. In addition, MCC Advisors will reduce its incentive fee from 20% on pre-incentive fee net investment income over an 8% hurdle, to 17.5% on pre-incentive fee net investment income over a 6% hurdle. Moreover, the revised incentive fee will include a netting mechanism and will be subject to a rolling three-year look back from January 1, 2016 forward. Under no circumstances will the new fee structure result in higher fees to MCC Advisors than fees under the current investment management agreement.
The investment management agreement also provides that we will reimburse MCC Advisors for certain costs and expenses incurred by MCC Advisors. See “The Adviser — Investment Management Agreement.”
Administrator
Under a separate administration agreement, MCC Advisors also serves as our administrator. As administrator, MCC Advisors oversees our financial records, prepares reports to our stockholders and reports filed with the SEC, furnishes us with office space, provides us with equipment and office services and generally monitors the payment of our expenses and the performance of administrative and professional services rendered to us by others. We reimburse MCC Advisors for its costs in providing these services.
Trading at a discount
Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their NAV. The possibility that our shares may trade at a discount to our NAV is separate and distinct from the risk that our NAV per share may decline. This risk may have a greater effect on investors expecting to sell their shares soon after completion of an offering, and our shares may be more appropriate for long-term investors than for investors with shorter investment horizons. We cannot predict whether our shares will trade above, at or below NAV.
Custodian and Transfer Agent for Common Stock
U.S. Bank National Association, serves as our Custodian and American Stock Transfer & Trust Company, serves as our Transfer Agent for our Common Stock. See “Custodian and Transfer Agent.”
License Agreement
We have entered into a license agreement with Medley Capital LLC, under which Medley Capital LLC has agreed to grant us a non-exclusive, royalty-free license to use the name “Medley.” For a description of the license agreement, see “The Adviser — License Agreement.”
Dividend Reinvestment Plan
We have adopted an “opt out” dividend reinvestment plan. If your shares of common stock are registered in your own name, your distributions will automatically be reinvested under our dividend reinvestment plan in additional whole and fractional shares of common stock, unless you “opt out” of our dividend reinvestment plan so as to receive cash dividends by delivering a written notice to our plan administrator. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee for details regarding opting out of our dividend reinvestment plan. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”
Certain Anti-Takeover Measures
Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See “Description of Our Capital Stock.”
Risks
An investment in our common stock or other securities is subject to risks including the following, among others:
• Capital markets are currently in a period of instability, which could have a negative impact on our business and operations.

•

There are numerous risks relating to our business, including credit losses on our investments, the risk of loss associated with leverage, illiquidity and valuation uncertainties in our investments, possible lack of appropriate investments, the lack of experience of our investment adviser and our dependence on such investment adviser.

•

There are also numerous risks relating to our investments, including the risky nature of the securities in which we invest, our potential lack of control over our portfolio companies, and non-portfolio companies — the joint venture, our limited ability to invest in public companies and the potential incentives to our investment adviser to invest more speculatively than it would if it did not have an opportunity to earn incentive fees.

• We also have various risks relating to our status as a BDC, including limitations on raising additional capital, failure to qualify as a BDC and loss of tax status as a RIC.
See “Risks” beginning on page 9 of this prospectus for a more detailed discussion of these and other material risks you should carefully consider before deciding to invest in shares of our common stock or other securities.
Available Information
We are required to file periodic reports, current reports, proxy statements and other information with the SEC. This information is available at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC’s website at http://www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at (202) 551-8090.
We maintain a website at http://www.medleycapitalcorp.com and all of our annual, quarterly and current reports, proxy statements and other publicly filed information are available, free of charge, on or through our website. You may also obtain such information by contacting us at 280 Park Avenue, 6th Floor East, New York, NY 10017, or by calling us at (212) 759-0777. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or “Medley Capital,” or that “we” will pay fees or expenses, our common stockholders will indirectly bear such fees or expenses.

Stockholder transaction expenses:
Sales load borne by us (as a percentage of offering price)	—	%(1)
Offering expenses borne by us (as a percentage of offering price)	—	%(2)
Dividend reinvestment plan expenses	None	(3)
Total stockholder transaction expenses (as a percentage of offering price)	—	%(2)
Annual expenses (as a percentage of net assets attributable to common stock):
Base management fee	3.50	%(4)
Incentive fees payable under our Investment Management Agreement	2.32	%(5)
Interest payments on borrowed funds	4.68	%(6)
Other expenses (estimated)	2.10	%(7)
Total annual expenses	12.59%

EXAMPLE

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above. See Note 6 below for additional information regarding certain assumptions regarding our level of leverage. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$126	$347	$534	$882

(1)	In the event that the shares of common stock to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load and the “Example” will be updated accordingly.
(2)	The prospectus supplement corresponding to each offering will disclose the applicable offering expenses and total stockholder transaction expenses.
(3)	The expenses of the dividend reinvestment plan are included in “other expenses.”
(4)	Our base management fee under the Investment Management Agreement is based on our gross assets, which is defined as all the assets of Medley Capital, including those acquired using borrowings for investment purposes, and are estimated by assuming the base management fee remains consistent with fees incurred for the three months ended December 31, 2015 as a percentage of our average net assets for the period. See “The Adviser — Investment Management Agreement.”
(5)	Estimated assuming that annual incentive fees earned by our investment adviser, MCC Advisors, remain consistent with the incentive fees earned by MCC Advisors for the three months ended December 31, 2015 as a percentage of our average net assets for the period. The incentive fee consists of two parts:

The first component, which is payable quarterly in arrears, will equal 20.0% of the excess, if any, of our “Pre-Incentive Fee Net Investment Income” over a 2.0% quarterly (8.0% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our investment adviser receives no incentive fee until our net investment income equals the hurdle rate of 2.0% but then receives, as a “catch-up”, 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, our investment adviser will receive 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply. The first component of the incentive fee will be computed and paid on income that may include interest that is accrued but not yet received in cash. Since the hurdle rate is fixed, as interest rates rise, it will be easier for the Adviser to surpass the hurdle rate and receive an incentive fee based on net investment income.

The second component of the incentive fee will equal 20.0% of our “Incentive Fee Capital Gains”, if any, which will equal our realized capital gains on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The second component of the incentive fee will be payable, in arrears, at the end of each calendar year (or upon termination of the investment management agreement, as of the termination date).

On December 3, 2015, MCC Advisors recommended and, in consultation with the Board, agreed to reduce fees under the investment management agreement. Beginning January 1, 2016, the base management fee will be reduced to 1.50% on gross assets above $1 billion. In addition, MCC Advisors will reduce its incentive fee from 20% on pre-incentive fee net investment income over an 8% hurdle, to 17.5% on pre-incentive fee net investment income over a 6% hurdle. Moreover, the revised incentive fee will include a netting mechanism and will be subject to a rolling three-year look back from January 1, 2016 forward. Under no circumstances will the new fee structure result in higher fees to MCC Advisors than fees under the current investment management agreement.

For a more detailed discussion of the calculation of this fee, see “The Adviser — Investment Management Agreement”.

(6)	We may borrow funds from time to time to make investments to the extent we determine that the economic situation is conducive to doing so. The costs associated with any outstanding borrowings are indirectly born by our investors. The table assumes: (i) that we borrow for investment purposes up to an amount equal to 49.17% of our average total assets (average borrowing of $596.0 million out of average total assets of $1,212.2 million for the three months ended December 31, 2015) and (ii) that the interest expense, the unused fee and the one-year portion of the aggregate structuring fee is $27.9 million. We may also issue preferred stock, subject to our compliance with applicable requirements under the 1940 Act.
(7)	“Other expenses” are based on the amounts incurred for the three months ended December 31, 2015, as a percentage of our average net assets for the period, annualized, and include our overhead expenses, including payments under our Administration Agreement based on our allocable portion of overhead and other expenses incurred by MCC Advisors in performing its obligations under the Administration Agreement. See “The Adviser — Administration Agreement.”

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The example assumes that the 5% annual return will be generated entirely through the realization of capital gains on our assets and, as a result, will trigger the payment of “Incentive Fee Capital Gains” under our investment management agreement. The “Pre-Incentive Fee Net Investment Income” under our investment management agreement, which, assuming a 5% annual return, would either not be payable or have a de minimis effect, is nonetheless included in the example for illustrative purposes based upon the estimated annual expenses relating thereto as set forth above. If we achieve sufficient returns on our investments to trigger a “Pre-Incentive Fee Net Investment Income” of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all cash dividends and other cash distributions at NAV, participants in our dividend reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by the greater of (i) NAV per share, and (ii) 95% of the market price per share of our common stock at the close of regular trading on the NYSE on the payment date fixed by our board of directors for such distribution. The market price per share on that date shall be the closing price for such shares on the NYSE or, if no sale is reported for such day, at the average of their electronically-reported bid and asked prices. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

RISKS

Before you invest in our securities, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our securities. The risks set out below are not the only risks we face. The risks described below, as well as additional risks and uncertainties presently unknown by us or currently not deemed significant could negatively affect our business, financial condition and results of operations. In such case, our NAV and the trading price of our common stock or other securities could decline, and you may lose all or part of your investment.

RISK RELATING TO OUR BUSINESS AND STRUCTURE

Certain Risks in the Current Environment

Global capital markets could enter a period of disruption and instability. These market conditions have historically and could again have a materially adverse effect on debt and equity capital markets in the United States, which could have a negative impact on our business and operations.

The U.S. and global capital markets have experienced a period of disruption characterized by the freezing of available credit, a lack of liquidity in the debt capital markets, significant losses in the principal value of investments, the re-pricing of credit risk in the broadly syndicated credit market and the failure of certain major financial institutions and general volatility in the financial markets. During these periods of market disruptions, general economic conditions deteriorated with material and adverse consequences for the broader financial and credit markets, and the availability of debt and equity capital for the market as a whole, and financial services firms in particular, was reduced significantly. These conditions may reoccur for a prolonged period of time or materially worsen in the future. In addition, signs of deteriating sovereign debt conditions in Europe and concerns of economic slowdown in China create uncertainty that could lead to further disruptions and instability. We may in the future have difficulty accessing debt or equity capital and a severe disruption in the global financial markets, deterioration in credit and financing conditions or uncertainty regarding U.S. Government spending and deficit levels. European sovereign debt, Chinese economic slowdown or other global economic conditions could have a material adverse effect on our business, financial condition and results of operations.

Difficult market and political conditions may adversely affect our business in many ways, including by reducing the value or hampering the performance of the investments made by our funds, each of which could materially and adversely affect our business, results of operations and financial condition.

Our business is materially affected by conditions in the global financial markets and economic and political conditions throughout the world, such as interest rates, availability and cost of credit, inflation rates, economic uncertainty, changes in laws (including laws relating to our taxation, taxation of our investors, the possibility of changes to tax laws in either the United States or any non-U.S. jurisdiction and regulations on asset managers), trade barriers, commodity prices, currency exchange rates and controls and national and international political circumstances (including wars, terrorist acts and security operations). These factors are outside of our control and may affect the level and volatility of asset prices and the liquidity and value of investments, and we may not be able to or may choose not to manage our exposure to these conditions. Ongoing developments in the U.S. and global financial markets following the turmoil in the global capital markets and the financial services industry in late 2008 and early 2009 continue to illustrate that the current environment is still one of uncertainty and instability for investment management businesses. These and other conditions in the global financial markets and the global economy may result in adverse consequences for our funds and their respective investee companies, which could restrict such funds’ investment activities and impede such funds’ ability to effectively achieve their investment objectives.

The capital markets may experience periods of disruption and instability. Such market conditions may materially and adversely affect debt and equity capital markets, which may have a negative impact on our business and operations.

From time to time, capital markets may experience periods of disruption and instability. For example, between 2008 and 2009, the global capital markets were unstable as evidenced by periodic disruptions in liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of major financial institutions. Despite actions of the U.S. federal government and foreign governments, these events contributed to worsening general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. While market conditions have largely recovered from the events of 2008 and 2009, there have been continuing periods of volatility, some lasting longer than others. For example, in the latter half of 2015 and continuing through the date of this annual report, economic uncertainty and market volatility in China and geopolitical unrest in the Middle East, combined with continued volatility of oil prices, among other factors, have caused disruption in the capital markets, including the markets in which we participate. There can be no assurance these market conditions will not continue or worsen in the future.

Equity capital may be difficult to raise during periods of adverse or volatile market conditions because, subject to some limited exceptions, as a BDC, we are generally not able to issue additional shares of our common stock at a price less than net asset value without first obtaining approval for such issuance from our stockholders and our independent directors.

Volatility and dislocation in the capital markets can also create a challenging environment in which to raise or access debt capital. The reappearance of market conditions similar to those experienced from 2008 through 2009 for any substantial length of time could make it difficult to extend the maturity of or refinance our existing indebtedness or obtain new indebtedness with similar terms and any failure to do so could have a material adverse effect on our business. The debt capital that will be available to us in the future, if at all, may be at a higher cost and on less favorable terms and conditions than what we currently experience. If we are unable to raise or refinance debt, then our equity investors may not benefit from the potential for increased returns on equity resulting from leverage and we may be limited in our ability to make new commitments or to fund existing commitments to our portfolio companies.

Significant changes or volatility in the capital markets may also have a negative effect on the valuations of our investments. While most of our investments are not publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity). Significant changes in the capital markets may also affect the pace of our investment activity and the potential for liquidity events involving our investments. Thus, the illiquidity of our investments may make it difficult for us to sell such investments to access capital if required, and as a result, we could realize significantly less than the value at which we have recorded our investments if we were required to sell them for liquidity purposes. An inability to raise or access capital could have a material adverse effect on our business, financial condition or results of operations.

Uncertainty about the financial stability of the United States and of several countries in the European Union (EU) and China could have a significant adverse effect on our business, financial condition and results of operations.

Due to federal budget deficit concerns, S&P downgraded the federal government’s credit rating from AAA to AA+ for the first time in history on August 5, 2011. Further, Moody’s and Fitch had warned that they may downgrade the federal government’s credit rating. Further downgrades or warnings by S&P or other rating agencies, and the United States government’s credit and deficit concerns in general, could cause interest rates and borrowing costs to rise, which may negatively impact both the perception of credit risk associated with our debt portfolio and our ability to access the debt markets on favorable terms. In addition, a decreased U.S. government credit rating could create broader financial turmoil and uncertainty, which may weigh heavily on our financial performance and the value of our common stock.

In 2010, a financial crisis emerged in Europe, triggered by high budget deficits and rising direct and contingent sovereign debt in Greece, Ireland, Italy, Portugal and Spain, which created concerns about the ability of these nations to continue to service their sovereign debt obligations. While the financial stability of many of such countries has improved significantly, risks resulting from any future debt crisis in Europe or any similar crisis could have a detrimental impact on the global economic recovery, sovereign and non-sovereign debt in these countries and the financial condition of European financial institutions. In July and August 2015, Greece reached agreements with its international creditors for bailouts that provide aid in exchange for austerity terms that had previously been rejected by Greek voters. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. We cannot assure you that market disruptions in Europe, including the increased cost of funding for certain governments and financial institutions, will not impact the global economy, and we cannot assure you that assistance packages will be available, or if available, be sufficient to stabilize countries and markets in Europe or elsewhere affected by a financial crisis. To the extent uncertainty regarding any economic recovery in Europe negatively impacts consumer confidence and consumer credit factors, our business, financial condition and results of operations could be significantly and adversely affected.

In the second quarter of 2015, stock prices in China experienced a significant drop, resulting primarily from continued sell-off of shares trading in Chinese markets. In August 2015, Chinese authorities sharply devalued China’s currency. These market and economic disruptions affected, and may in the future affect, the U.S. capital markets, which could adversely affect our business.

In October 2014, the Federal Reserve announced that it was concluding its bond-buying program, or quantitative easing, which was designed to stimulate the economy and expand the Federal Reserve’s holdings of long-term securities, suggesting that key economic indicators, such as the unemployment rate, had showed signs of improvement since the inception of the program. It is unclear what effect, if any, the conclusion of the Federal Reserve’s bond-buying program will have on the value of our investments. Additionally, in December 2015, the Federal Reserve announced a raise in the target range for the federal funds rate, based on a perceived improvement in economic conditions. The Federal Reserve also emphasized its plan to lift the target benchmark rate gradually over a three-year period, pending economic factors such as a rise in inflation. However, if key economic indicators, such as the unemployment rate or inflation, do not progress at a rate consistent with the Federal Reserve’s objectives, the Federal Reserve may deviate from its announced plan, causing interest rates and borrowing costs to rise at an increased rate, which may negatively impact our ability to access the debt markets on favorable terms. We can make no assurances as to how the Federal Reserve will adjust the benchmark rate in the future. These developments, along with the United States government’s credit and deficit concerns and the European sovereign debt crisis, could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms.

Any further disruptive conditions in the financial industry and the impact of new legislation in response to those conditions could restrict our business operations and could adversely impact our results of operations and financial condition. In addition, the BDC market may be more sensitive to changes in interest rates or other factors and to the extent the BDC market trades down, our shares might likewise be affected. If the fair value of our assets declines substantially, we may fail to maintain the asset coverage ratios imposed upon us by the 1940 Act. Any such failure would affect our ability to issue securities, including borrowings, and pay dividends, which could materially impair our business operations. Our liquidity could be impaired further by an inability to access the capital markets or to consummate new borrowing facilities to provide capital for normal operations, including new originations. In recent years, reflecting concern about the stability of the financial markets, many lenders and institutional investors have reduced or ceased providing funding to borrowers.

Our business and operation could be negatively affected if we become subject to any securities litigation or stockholder activism, which could cause us to incur significant expense, hinder execution of investment strategy and impact our stock price.

In the past, following periods of volatility in the market price of a company’s securities, securities class-action litigation has often been brought against that company. Stockholder activism, which could take many forms or arise in a variety of situations, has been increasing in the BDC space recently. While we are currently not subject to any securities litigation or stockholder activism, due to the potential volatility of our stock price and for a variety of other reasons, we may in the future become the target of securities litigation or stockholder activism. Securities litigation and stockholder activism, including potential proxy contests, could result in substantial costs and divert management’s and our board of directors’ attention and resources from our business. Additionally, such securities litigation and stockholder activism could give rise to perceived uncertainties as to our future, adversely affect our relationships with service providers and make it more difficult to attract and retain qualified personnel. Also, we may be required to incur significant legal fees and other expenses related to any securities litigation and activist stockholder matters. Further, our stock price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any securities litigation and stockholder activism.

The impact of recent financial reform legislation on us is uncertain.

In light of current conditions in the U.S. and global financial markets and the U.S. and global economy, legislators, the presidential administration and regulators have increased their focus on the regulation of the financial services industry. The Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, became effective in 2010. Although many provisions of the Dodd-Frank Act have delayed effectiveness or will not become effective until the relevant federal agencies issue new rules to implement the Dodd-Frank Act, the Dodd-Frank Act may nevertheless have a material adverse impact on the financial services industry as a whole and on our business, financial condition and results of operations.

Risks Related to Our Business

We may suffer credit losses.

Private debt in the form of secured loans to corporate and asset-based borrowers is highly speculative and involves a high degree of risk of credit loss, and therefore an investment in our securities may not be suitable for someone with a low tolerance for risk. These risks are likely to increase during an economic recession.

Because we use borrowed funds to make investments or fund our business operations, we are exposed to risks typically associated with leverage which increase the risk of investing in us.

We have borrowed funds, including through the issuance of $40.0 million and $63.5 million in aggregate principal amount of 7.125% unsecured notes due March 30, 2019, 6.125% unsecured notes due March 30, 2023, and $70 million in aggregate principal amount of 6.50% unsecured notes due 2021 (collectively the “Notes”), through draws from our Revolving Credit Facility, Term Loan Facility and SBA-guaranteed debentures to leverage our capital structure, which is generally considered a speculative investment technique. As of September 30, 2015, our Term Loan Facility and Revolving Credit Facility had outstanding balances of $174.0 million and $192.7 million, respectively, and we had $150.0 million SBA-guaranteed debentures outstanding. As a result:

•	our common shares may be exposed to an increased risk of loss because a decrease in the value of our investments may have a greater negative impact on the value of our common shares than if we did not use leverage;
•	if we do not appropriately match the assets and liabilities of our business, adverse changes in interest rates could reduce or eliminate the incremental income we make with the proceeds of any leverage;
•	our ability to pay dividends on our common stock may be restricted if our asset coverage ratio, as provided in the 1940 Act, is not at least 200% and any amounts used to service indebtedness or preferred stock would not be available for such dividends;
•	the Revolving Facility is subject to periodic renewal by our lenders, whose continued participation cannot be guaranteed;
•	the Facilities contain covenants restricting our operating flexibility;
•	we, and indirectly our stockholders, bear the cost of issuing and paying interest or dividends on such securities; and

•	any convertible or exchangeable securities that we issue may have rights, preferences and privileges more favorable than those of our common shares.

Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue debt securities or preferred stock and/or borrow money from banks and other financial institutions, which we collectively refer to as “senior securities”, only in amounts such that our asset coverage ratio equals at least 200% after each issuance of senior securities.

For a discussion of the terms of the Facilities and the Notes, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Financial Condition, Liquidity and Capital Resources.”

Covenants in the Facilities may restrict our financial and operating flexibility.

We maintain the Facilities with certain lenders party thereto from time to time and ING Capital LLC, as administrative agent. The Facilities are secured by substantially all of our assets, subject to certain exclusions. Availability of loans under the Facilities is linked to the valuation of the collateral pursuant to a borrowing base mechanism. Borrowings under the Facilities are subject to, among other things, a minimum borrowing/collateral base. Substantially all of our assets are pledged as collateral under the Facilities. The Facilities require us to, among other things (i) make representations and warranties regarding the collateral as well as our business and operations, (ii) agree to certain indemnification obligations, and (iii) agree to comply with various affirmative and negative covenants. The documents for each of the Facilities also include default provisions such as the failure to make timely payments under the Facilities, as the case may be, the occurrence of a change in control, and our failure to materially perform under the operative agreements governing the Facilities, which, if not complied with, could accelerate repayment under the Facilities, thereby materially and adversely affecting our liquidity, financial condition and results of operations.

As a result of such covenants and restrictions in the Facilities, we will be limited in how we conduct our business and we may be unable to raise additional debt or equity financing to take advantage of new business opportunities. In addition, our ability to satisfy the financial requirements required by the Facilities can be affected by events beyond our control and we cannot assure you that we will meet these requirements. We cannot assure you that we will be able to maintain compliance with these covenants in the future and, if we fail to do so, we may be in default under the Facilities, and we may be prohibited from undertaking actions that are necessary or desirable to maintain and expand our business.

Default under the Facilities could allow the lender(s) to declare all amounts outstanding to be immediately due and payable. If the lender(s) declare amounts outstanding under the Facilities to be due, the lender(s) could proceed against the assets pledged to secure the debt under the Facilities. Any event of default, therefore, could have a material adverse effect on our business if the lender(s) determine to exercise their rights.

The lack of liquidity in our investments may adversely affect our business.

We anticipate that our investments generally will be made in private companies. Substantially all of these securities will be subject to legal and other restrictions on resale or will be otherwise less liquid than publicly traded securities. Investments purchased by us that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the investments market events, economic condition or investor perceptions. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or our investment adviser has material non-public information regarding such portfolio company.

A substantial portion of our portfolio investments will be recorded at fair value as determined in good faith by or under the direction of our board of directors and, as a result, there may be uncertainty regarding the value of our portfolio investments.

The debt and equity securities in which we invest for which market quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of our board of directors. Most, if not all, of our investments (other than cash and cash equivalents) will be classified as Level 3 under Accounting Standards Codification Topic 820 — Fair Value Measurements and Disclosures. This means that our portfolio valuations will be based on unobservable inputs and our own assumptions about how market participants would price the asset or liability in question. We expect that inputs into the determination of fair value of our portfolio investments will require significant management judgment or estimation. Even if observable market data are available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information. We have retained the services of an independent service provider to review the valuation of these loans and securities. The types of factors that the board of directors may take into account in determining the fair value of our investments generally include, as appropriate, comparison to publicly traded securities including such factors as yield, maturity and measures of credit quality, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these loans and securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such loans and securities.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. We also are not adopting any policy restricting the percentage of our assets that may be invested in a single portfolio company. To the extent that we assume large positions in the securities of a small number of issuers, our NAV may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond our income tax diversification requirements under Subchapter M of the Code, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

Our ability to enter into transactions with our affiliates will be restricted, which may limit the scope of investments available to us.

We are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, of the SEC. Any person that owns, directly or indirectly, five percent or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we are generally prohibited from buying or selling any security from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company, without prior approval of our independent directors and, in some cases, of the SEC. We are prohibited from buying or selling any security from or to any person who owns more than 25% of our voting securities or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. As a result of these restrictions, we may be prohibited from buying or selling any security (other than any security of which we are the issuer) from or to any portfolio company of a private equity fund managed by our investment adviser or its affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

We may, however, co-invest with our investment adviser and its affiliates’ other clients in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations. For example, we may co-invest with such accounts consistent with guidance promulgated under the no-action position of the SEC set forth in Mass Mutual Life Ins. Co. (SEC No-Action Letter, June 7, 2000), permitting us and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that our investment adviser, acting on our behalf and on behalf of other clients, negotiates no term other than price. We may also co-invest with our investment adviser’s other clients as otherwise permissible under regulatory guidance, applicable regulations and MCC Advisors’ allocation policy. Under this allocation policy, a fixed percentage of each opportunity, which may vary based on asset class and from investment objectives, among other things, will be offered to us and similar eligible accounts, as periodically determined by MCC Advisors and approved by our board of directors, including our independent directors. The allocation policy further provides that allocations among us and these other accounts will generally be made pro rata based on each account’s capital available for investment, as determined, in our case, by the Adviser. It is our policy to base our determinations as to the amount of capital available for investment based on such factors as the amount of cash on-hand, existing commitments and reserves, if any, the targeted leverage level, the targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors or imposed by applicable laws, rules, regulations or interpretations. We expect that these determinations will be made similarly for other accounts. However, we can offer no assurance that investment opportunities will be allocated to us fairly or equitably in the short-term or over time.

In addition, we have received an order from the SEC that permits us to negotiate the terms of co-investments with other funds managed by MCC Advisors or its affiliates subject to the conditions included therein. In situations where co-investment with other funds managed by MCC Advisors or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between our interests and those of other MCC Advisors clients, MCC Advisors will need to decide which client will proceed with the investment. MCC Advisors will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts on an alternating basis that will be fair and equitable over time. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which a fund managed by MCC Advisors or its affiliates has previously invested. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates.

We are exposed to risks associated with changes in interest rates, including fluctuations in interest rates which could adversely affect our profitability.

General interest rate fluctuations may have a substantial negative impact on our investments and investment opportunities, and, accordingly, may have a material adverse effect on our investment objective and rate of return on investment capital. A portion of our income will depend upon the difference between the rate at which we borrow funds and the interest rate on the debt securities in which we invest. Because we will borrow money to make investments and may issue debt securities, preferred stock or other securities, our net investment income depends, in part, upon the difference between the rate at which we borrow funds or pay interest or dividends on such debt securities, preferred stock or other securities and the rate at which we invest these funds. Typically, we anticipate that our interest earning investments will accrue and pay interest at both variable and fixed rates, and that our interest-bearing liabilities will accrue interest at variable rates. The benchmarks used to determine the floating rates earned on our interest earning investments are London Interbank Offered Rate, or LIBOR, with maturities that range between one and twelve months and alternate base rate, or ABR, (commonly based on the Prime Rate or the Federal Funds Rate), with no fixed maturity date. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. We use a combination of equity and long-term and short-term borrowings to finance our investment activities.

A significant increase in market interest rates could harm our ability to attract new portfolio companies and originate new loans and investments. We expect that a portion of our investments in debt will be at floating rates with a floor. However, in the event that we make investments in debt at variable rates, a significant increase in market interest rates could also result in an increase in our non-performing assets and a decrease in the value of our portfolio because our floating-rate loan portfolio companies may be unable to meet higher payment obligations. In periods of rising interest rates, our cost of funds would increase, resulting in a decrease in our net investment income. In addition, a decrease in interest rates may reduce net income, because new investments may be made at lower rates despite the increased demand for our capital that the decrease in interest rates may produce. We may, but will not be required to, hedge against the risk of adverse movement in interest rates in our short-term and long-term borrowings relative to our portfolio of assets. If we engage in hedging activities, it may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition, and results of operations.

Changes relating to the LIBOR calculation process may adversely affect the value of our portfolio of the LIBOR-indexed, floating-rate debt securities.

In the recent past, concerns have been publicized that some of the member banks surveyed by the British Bankers’ Association (“BBA”) in connection with the calculation of LIBOR across a range of maturities and currencies may have been under-reporting or otherwise manipulating the inter-bank lending rate applicable to them in order to profit on their derivatives positions or to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may have resulted from reporting inter-bank lending rates higher than those they actually submitted. A number of BBA member banks entered into settlements with their regulators and law enforcement agencies with respect to alleged manipulation of LIBOR, and investigations by regulators and governmental authorities in various jurisdictions are ongoing.

Actions by the BBA, regulators or law enforcement agencies as a result of these or future events, may result in changes to the manner in which LIBOR is determined. Potential changes, or uncertainty related to such potential changes may adversely affect the market for LIBOR-based securities, including our portfolio of LIBOR-indexed, floating-rate debt securities. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for LIBOR-based securities or the value of our portfolio of LIBOR-indexed, floating-rate debt securities.

To the extent we use debt to finance our investments, changes in interest rates will affect our cost of capital and net investment income.

To the extent we borrow money to make investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income in the event we use our existing debt to finance our investments. In periods of rising interest rates, our cost of funds will increase to the extent we access the Facilities, since the interest rate on the Facilities is floating, which could reduce our net investment income to the extent any debt investments have fixed interest rates. We expect that our long-term fixed-rate investments will be financed primarily with issuances of equity and long-term debt securities. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act.

A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates may result and would make it easier for us to meet and exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to MCC Advisors.

If MCC Advisors is unable to manage our investments effectively, we may be unable to achieve our investment objective.

Our ability to achieve our investment objective will depend on our ability to manage our business, which will depend, in turn, on the ability of MCC Advisors to identify, invest in and monitor companies that meet our investment criteria. Accomplishing this result largely will be a function of MCC Advisors’ investment process and, in conjunction with its role as our administrator, its ability to provide competent, attentive and efficient services to us.

MCC Advisors’ senior management team is comprised of members of the senior management team for Medley LLC, and they manage other investment funds. They may also be required to provide managerial assistance to our portfolio companies. These demands on their time may distract them or slow our rate of investment. Any failure to manage our business effectively could have a material adverse effect on our business, financial condition and results of operations.

We may experience fluctuations in our periodic operating results.

We could experience fluctuations in our periodic operating results due to a number of factors, including the interest rates payable on the debt securities we acquire, the default rate on such securities, the level of our expenses (including the interest rates payable on our borrowings), the dividend rates payable on preferred stock we issue, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Any failure on our part to maintain our status as a BDC would reduce our operating flexibility.

If we fail to continue to qualify as a BDC, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility and could increase our cost of doing business. Furthermore, any failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against us.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For U.S. federal income tax purposes, we may include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the making of a loan or possibly in other circumstances, such as payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount, which could be significant relative to our overall investment activities, or increases in loan balances as a result of payment-in-kind arrangements are included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we do not receive in cash.

Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the tax requirement to distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to maintain our status as a RIC. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to raise cash from other sources, we may fail to qualify as a RIC and thus become subject to corporate-level U.S. federal income tax. See “Tax Matters — Taxation of the Company”.

We may be required to pay incentive fees on income accrued, but not yet received in cash.

The part of the incentive fee payable by us that relates to our net investment income is computed and paid on income that may include interest that has been accrued but not yet received in cash, such as market discount, debt instruments with payment-in-kind, or PIK, interest, preferred stock with PIK dividends and zero coupon securities. To the extent original issue discount instruments, such as zero coupon bonds and PIK loans, constitute a significant portion of our income, investors will be exposed to typical risks associated with such income that are required to be included in taxable and accounting income prior to receipt of cash, including the following: (a) the higher interest rates of PIK loans reflect the payment deferral and increased credit risk associated with these instruments, and PIK instruments generally represent a significantly higher credit risk than coupon loans; (b) PIK loans may have unreliable valuations because their accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral; (c) an election to defer PIK interest payments by adding them to loan principal increases our gross assets, thus increasing the Adviser’s future base management fees, and increases future investment income, thus increasing the Adviser’s future income incentive fees at a compounding rate; (d) market prices of zero-coupon or PIK securities are affected to a greater extent by interest rate changes and may be more volatile than securities that pay interest periodically and in cash; (e) because original issue discount income is accrued without any cash being received by us, required cash distributions may have to be paid from offering proceeds or the sale of our assets without investors being given any notice of this fact; (f) the deferral of PIK interest increases the loan-to-value ratio, which is a measure of the riskiness of a loan; (g) even if the accounting conditions for income accrual are met, the borrower could still default when our actual payment is due at the maturity of the loan; (h) original issue discount creates risk of non-refundable cash payments to the advisor based on non-cash accruals that may never be realized; and (i) Because original issue discount will be included in our “investment company taxable income” for the year of the accrual, we may be required to make distributions to shareholders to satisfy the annual distribution requirement applicable to RICs, even where we have not received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to maintain favorable tax treatment. If we are not able to obtain cash from other sources, and chooses not to make a qualifying share distribution, it may become subject to corporate-level income tax. If a portfolio company defaults on a loan, that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible. Consequently, we may make incentive fee payments on income accruals that we may not collect in the future and with respect to which we do not have a clawback right against MCC Advisors.

We may not be able to pay you dividends and our dividends may not grow over time.

We intend to pay quarterly dividends to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to pay a specified level of cash dividends or year-to-year increases in cash dividends. Our ability to pay dividends might be adversely affected by, among other things, the impact of one or more of the risk factors described herein. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC could limit our ability to pay dividends. All dividends will be paid at the discretion of our board of directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable BDC regulations, restrictions on the payment of dividends under the Facilities, our SBIC subsidiary’s compliance with SBIC regulations and such other factors as our board of directors may deem relevant from time to time. We cannot assure you that we will pay dividends to our stockholders in the future.

Our SBIC subsidiary may be unable to make distributions to us that will enable us to meet or maintain RIC status, which could result in the imposition of an entity-level tax.

In order for us to continue to maintain for RIC tax treatment and to minimize corporate-level U.S. federal income taxes, we will be required to distribute substantially all of our net ordinary income and net capital gain income, including income from certain of our subsidiaries, which includes the income from our SBIC subsidiary. We are partially dependent on our SBIC subsidiary for cash distributions to enable us to meet the RIC distribution requirements. Our SBIC subsidiary may be limited by the Small Business Investment Act of 1958, and SBIC regulations governing SBICs, from making certain distributions to us that may be necessary to enable us to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for our SBIC subsidiary to make certain distributions to maintain our eligibility for RIC status. We cannot assure you that the SBA will grant such a waiver and if our SBIC subsidiary is unable to obtain a waiver, compliance with the SBIC regulations may result in loss of RIC tax treatment and a consequent imposition of an entity-level tax on us.

Our SBIC subsidiary is subject to SBA regulations, and any failure to comply with SBA regulations could have an adverse effect on our operations.

On March 26, 2013, our wholly-owned subsidiary, Medley SBIC LP (“SBIC LP”), received a Small Business Investment Company (“SBIC”) license from the Small Business Administration (“SBA”).

The SBIC license allows SBIC LP to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed on a semi-annual basis at a market-driven spread over U.S. Treasury Notes with 10-year maturities. The SBA, as a creditor, will have a superior claim to SBIC LP’s assets over our stockholders in the event we liquidate SBIC LP or the SBA exercises its remedies under the SBA-guaranteed debentures issued by SBIC LP upon an event of default.

Further, the SBA regulations require that a licensed SBIC be periodically examined and audited by the SBA to determine its compliance with the relevant SBA regulations. The SBA prohibits, without prior SBA approval, a “change of control” of an SBIC or any transfers of the capital stock of a licensed SBIC. If our SBIC subsidiary fails to comply with applicable SBIC regulations, the SBA could, depending on the severity of the violation, limit or prohibit its use of debentures, declare outstanding debentures immediately due and payable, and/or limit it from making new investments. In addition, the SBA can revoke or suspend a license for willful or repeated violation of, or willful or repeated failure to observe, any provision of the Small Business Investment Act of 1958 or any rule or regulation promulgated thereunder. Our SBIC subsidiary’s investment adviser does not have any prior experience managing an SBIC. Its lack of experience in complying with SBA regulations may hinder its ability to take advantage of our SBIC subsidiary’s access to SBA-guaranteed debentures. Any failure to comply with SBA regulations could have an adverse effect on our operations.

SBA regulations limit the outstanding dollar amount of SBA guaranteed debentures that may be issued by an SBIC or group of SBICs under common control.

The SBA regulations currently limit the dollar amount of SBA-guaranteed debentures that can be issued by any one SBIC to $150.0 million or to a group of SBICs under common control to $350.0 million. Moreover, an SBIC may not borrow an amount in excess of two times (and in certain cases, up to three times) its regulatory capital. As of December 31, 2015, our SBIC subsidiary had $150.0 million in SBA-guaranteed debentures outstanding. Now that we have reached the maximum dollar amount of SBA-guaranteed debentures permitted, if we require additional capital, our cost of capital may increase, and there is no assurance that we will be able to obtain additional financing on acceptable terms.

Moreover, the current status of our SBIC subsidiary as an SBIC does not automatically assure that our SBIC subsidiary will continue to receive SBA-guaranteed debenture funding. Receipt of SBA leverage funding is dependent upon our SBIC subsidiary continuing to be in compliance with SBA regulations and policies and available SBA funding. The amount of SBA leverage funding available to SBICs is dependent upon annual Congressional authorizations and in the future may be subject to annual Congressional appropriations. There can be no assurance that there will be sufficient debenture funding available at the times desired by our SBIC subsidiary.

The debentures guaranteed by the SBA have a maturity of ten years and require semi-annual payments of interest. Our SBIC subsidiary will need to generate sufficient cash flow to make required interest payments on the debentures. If our SBIC subsidiary is unable to meet their financial obligations under the debentures, the SBA, as a creditor, will have a superior claim to our SBIC subsidiary's assets over our stockholders in the event we liquidate our SBIC subsidiary or the SBA exercises its remedies under such debentures as the result of a default by us.

The highly competitive market in which we operate may limit our investment opportunities.

A number of entities compete with us to make the types of investments that we make. We compete with public and private funds, including other BDCs, commercial and investment banks, commercial financing companies, other SBICs and, to the extent they provide an alternative form of financing, private equity funds. Additionally, because competition for investment opportunities generally has increased among alternative investment vehicles, such as hedge funds, those entities have begun to invest in areas in which they have not traditionally invested. As a result of these new entrants, competition for investment opportunities can be intense. Some of our existing and potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions and valuation requirements that the 1940 Act imposes on us as a BDC and the tax consequences of qualifying as a RIC. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this existing and potentially increasing competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

Participants in our industry compete on several factors, including price, flexibility in transaction structure, customer service, reputation and speed in decision-making. We do not seek to compete primarily based on the interest rates we offer, and we believe that some of our competitors make loans with interest rates that are comparable to or lower than the rates we offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. However, if we match our competitors’ pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss. A significant part of our competitive advantage stems from the fact that the market for investments in mid-sized companies is underserved by traditional commercial banks and other financial institutions. A significant increase in the number and/or size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under the regulatory restrictions of the 1940 Act.

We depend upon senior management personnel of MCC Advisors for our future success, and if MCC Advisors is unable to retain qualified personnel or if MCC Advisors loses any member of its senior management team, our ability to achieve our investment objective could be significantly harmed.

We depend on our investment management team, or the Investment Team, which is provided by MCC Advisors, for the identification, final selection, structuring, closing and monitoring of our investments. Our Investment Team is integral to our asset management activities and has critical industry experience and relationships that we will rely on to implement our business plan. Our future success depends on our Investment Team’s diligence, skill, network of business contacts and continued service to MCC Advisors. The departure of any of the members of MCC Advisors’ Investment Team could have a material adverse effect on our ability to achieve our investment objective. As a result, we may not be able to operate our business as we expect, and our ability to compete could be harmed, which could cause our operating results to suffer. In addition, we can offer no assurance that MCC Advisors will remain our investment adviser or our administrator.

Our investment adviser may not be able to achieve the same or similar returns as those achieved in the past by our senior management and Investment Team.

The track record and achievements of the senior management and Investment Team of MCC Advisors are not necessarily indicative of future results that will be achieved by our investment adviser. As a result, our investment adviser may not be able to achieve the same or similar returns as those achieved by our senior management and Investment Team during their tenure with MCC Advisors while they were employed at prior positions.

Because we expect to distribute substantially all of our net investment income and net realized capital gains to our stockholders, we will need additional capital to finance our growth and such capital may not be available on favorable terms or at all.

We have elected and timely qualified to be taxed for U.S. federal income tax purposes as a RIC under Subchapter M of the Code. As a RIC, in order to deduct dividends paid to our shareholders, which allows us to eliminate or minimize corporate-level U.S. federal income tax, we must distribute for each taxable year at least 90% of our investment company taxable income (i.e., our net ordinary taxable income plus our net realized short-term capital gains in excess of our net realized long-term capital loss). In addition, in order to avoid U.S. federal excise taxes on certain undistributed income of RICs, we must timely distribute each calendar year the sum of sum of (1) 98% of our ordinary income for each calendar year, (2) 98.2% of our capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in preceding years and on which we did not pay U.S. federal income tax. In order to comply with these minimum distribution requirements and to eliminate or minimize our liability for corporate-level U.S. federal income and excise taxes, we generally expect to distribute substantially all of our net investment income and net realized capital gains to our stockholders. As a result, we will need additional capital to finance our growth and such capital may not be available on favorable terms or at all.

As a BDC, we are generally required to meet a coverage ratio of total assets to total senior securities, which includes all of our borrowings and any preferred stock we may issue in the future, of at least 200% at the time we issue any debt or preferred stock. This requirement limits the amount of our leverage. Because we will continue to need capital to grow our investment portfolio, this limitation may prevent us from incurring debt or issuing preferred stock and require us to raise additional equity at a time when it may be disadvantageous to do so. We cannot assure you that debt and equity financing will be available to us on favorable terms, or at all, and debt financings may be restricted by the terms of any of our outstanding borrowings. In addition, as a BDC, we are generally not permitted to issue common stock priced below NAV without stockholder approval. If additional funds are not available to us, we could be forced to curtail or cease new lending and investment activities, and our NAV could decline.

Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse to our stockholders.

Our board of directors has the authority to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results or value of our stock. Nevertheless, the effects could adversely affect our business and impact our ability to make distributions and cause you to lose all or part of your investment. Moreover, we have significant flexibility in investing the net proceeds of any offering and may use the net proceeds from any offering in ways with which investors may not agree.

There are significant potential conflicts of interest that could affect our investment returns.

There may be times when MCC Advisors, its senior management and Investment Team, and members of its Investment Committee have interests that differ from those of our stockholders, giving rise to a conflict of interest. In particular, certain private investment funds managed by the senior members of MCC Advisors hold controlling or minority equity interests, or have the right to acquire such equity interests, in some of our portfolio companies. As a result, the senior members of MCC Advisors may face conflicts of interests in connection with making business decisions for these portfolio companies to the extent that such decisions affect the debt and equity holders in these portfolio companies differently. In addition, the senior members of MCC Advisors may face conflicts of interests in connection with making investment or other decisions, including granting loan waivers or concessions on our behalf with respect to these portfolio companies given that they also manage private investment funds that hold the equity interests in these portfolio companies.

There may be conflicts related to obligations MCC Advisors’ senior management and Investment Team and members of its Investment Committee have to other clients.

The members of the senior management and Investment Teams and the Investment Committee of MCC Advisors serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do, or of investment funds managed by MCC Advisors or its affiliates. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in our best interests or in the best interest of our stockholders. For example, the personnel that comprises MCC Advisor’ Investment Team, have management responsibilities for other investment funds, accounts or other investment vehicles managed by affiliates of MCC Advisors.

Our investment objective may overlap with the investment objectives of such investment funds, accounts or other investment vehicles. For example, affiliates of MCC Advisors currently manage private funds and managed accounts that are seeking new capital commitments and will pursue an investment strategy similar to our strategy, and we may compete with these and other entities managed by affiliates of MCC Advisors for capital and investment opportunities. As a result, those individuals may face conflicts in the allocation of investment opportunities among us and other investment funds or accounts advised by principals of, or affiliated with, MCC Advisors.

We have received an order from the SEC which permits us to co-invest with certain other investment funds managed by MCC Advisors or its affiliates, subject to the conditions included therein. In situations where we cannot co-invest with other investment funds managed by MCC Advisors or its affiliates, the investment policies and procedures of MCC Advisors generally require that such opportunities be offered to us and such other investment funds on an alternating basis. However, there can be no assurance that we will be able to participate in all investment opportunities that are suitable to us.

MCC Advisors may, from time to time, possess material non-public information, limiting our investment discretion.

MCC Advisors and members of its senior management and Investment Teams and Investment Committee may serve as directors of, or in a similar capacity with, companies in which we invest, the securities of which are purchased or sold on our behalf. In the event that material nonpublic information is obtained with respect to such companies, we could be prohibited for a period of time from purchasing or selling the securities of such companies by law or otherwise, and this prohibition may have an adverse effect on us.

Our incentive fee structure may create incentives for MCC Advisors that are not fully aligned with the interests of our stockholders.

In the course of our investing activities, we will pay management and incentive fees to MCC Advisors. These fees are based on our gross assets. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than one might achieve through direct investments. Because these fees are based on our gross assets, MCC Advisors will benefit when we incur debt or use leverage. Additionally, under the incentive fee structure, MCC Advisors may benefit when capital gains are recognized and, because MCC Advisors determines when a holding is sold, MCC Advisors controls the timing of the recognition of such capital gains. Our board of directors is charged with protecting our interests by monitoring how MCC Advisors addresses these and other conflicts of interests associated with its management services and compensation. While they are not expected to review or approve borrowings or incurrence of leverage in the ordinary course, our independent directors approve our credit facilities, including the maximum amount of leverage we may employ, and will periodically review MCC Advisors’ services and fees as well as its portfolio management decisions and portfolio performance through their quarterly review of our portfolio and annual review of our investment advisory and administration agreements. In connection with these reviews, our independent directors will consider whether our fees and expenses (including those related to leverage) remain appropriate. As a result of this arrangement, MCC Advisors or its affiliates may from time to time have interests that differ from those of our stockholders, giving rise to a conflict.

The part of the incentive fee payable to MCC Advisors that relates to our net investment income will be computed and paid on income that may include interest income that has been accrued but not yet received in cash. This fee structure may be considered to involve a conflict of interest for MCC Advisors to the extent that it may encourage MCC Advisors to favor debt financings that provide for deferred interest, rather than current cash payments of interest. MCC Advisors may have an incentive to invest in deferred interest securities in circumstances where it would not have done so but for the opportunity to continue to earn the incentive fee even when the issuers of the deferred interest securities would not be able to make actual cash payments to us on such securities. This risk could be increased because MCC Advisors is not obligated to reimburse us for any incentive fees received even if we subsequently incur losses or never receive in cash the deferred income that was previously accrued.

Because we borrow money to make investments, the potential for loss on amounts invested in us will be magnified and may increase the risk of investing in us.

Borrowings, also known as leverage, magnify the potential for loss on invested equity capital. Our use of leverage to partially finance our investments, which we have increasingly done over the years, increases the risks of investing in our securities. We borrow under the Facilities, issued the Notes, issued the SBA-guaranteed debentures and may issue other debt securities or enter into other types of borrowing arrangements in the future. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock distributions or scheduled debt payments. Leverage is generally considered a speculative investment technique and we only intend to use leverage if expected returns will exceed the cost of borrowing.

As of December 31, 2015, our Term Loan Facility and Revolving Credit Facility (the “Facilities”) had outstanding balances of $174.0 million and $89.2 million, respectively, $150.0 million SBA-guaranteed debentures outstanding and we had $174.3 million of outstanding Notes. The Facilities and the Notes require periodic payments of interest. The weighted average interest rate charged on our borrowings as of December 31, 2015 was 3.6% (exclusive of deferred financing costs). We will need to generate sufficient cash flow to make these required interest payments. In order for us to cover our annual interest payments on indebtedness, we must achieve annual returns on our December 31, 2015 total assets of at least 1.9%. If we are unable to meet the financial obligations under the Facilities, the lenders under the Facilities will have a superior to claim to our assets over our stockholders. If we are unable to meet the financial obligations under the Notes, the holders thereof will have the right to declare the principal amount and accrued and unpaid interest on the outstanding Notes to be due and payable immediately.

We have received exemptive relief from the SEC to permit us to exclude the debt of our SBIC subsidiary guaranteed by the SBA from the definition of senior securities in the 200% asset coverage ratio we are required to maintain under the 1940 Act. As a result of our receipt of this relief, if we receive a license from the SBA we will have the ability to incur leverage in excess of the amounts set forth in the 1940 Act. If we incur additional leverage in excess of the amounts set forth in the 1940 Act, our net asset value will decline more sharply if the value of our assets declines than if we had not incurred such additional leverage and the effects of leverage described above will be magnified.

Illustration.  The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below.

Assumed Return on Our Portfolio(1)
(net of expenses)

	(10.0)%	(5.0)%	0.0%	5.0%	10.0%
Corresponding net return to common stockholder	(24.5)%	(14.2)%	(3.8)%	6.6%	16.9%

(1)	Assumes $1,167.1 million in total assets, $587.5 million in debt outstanding, $562.7 million in net assets, and a weighted average interest rate of 3.6%. Actual interest payments may be different.

Our incentive fee may induce our investment adviser to make certain investments, including speculative investments.

The incentive fee payable by us to MCC Advisors may create an incentive for MCC Advisors to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to MCC Advisors is determined, which is calculated separately in two components as a percentage of the interest and other ordinary income in excess of a quarterly minimum hurdle rate and as a percentage of the realized gain on invested capital, may encourage MCC Advisors to use leverage or take additional risk to increase the return on our investments. The use of leverage may magnify the potential for gain or loss on amounts invested. The use of leverage is considered a speculative technique. If we borrow from banks or other lenders, we would expect that such lenders will seek recovery against our assets in the event of a default and these lenders likely will have claims on our assets that are superior to those of our equity holders. In addition, MCC Advisors receives the incentive fee based, in part, upon net capital gains realized on our investments. Unlike the portion of the incentive fee based on income, there is no minimum level of gain applicable to the portion of the incentive fee based on net capital gains. As a result, MCC Advisors may have an incentive to invest more in investments that are likely to result in capital gains as compared to income producing securities. This practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

We may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds, and, to the extent we so invest, we will bear our ratable share of any such investment company’s expenses, including management and performance fees. We will also remain obligated to pay management and incentive fees to MCC Advisors with respect to the assets invested in the securities and instruments of other investment companies. With respect to each of these investments, each of our common stockholders will bear his or her share of the management and incentive fee of MCC Advisors as well as indirectly bear the management and performance fees and other expenses of any investment companies in which we invest.

We may be obligated to pay our investment adviser incentive compensation even if we incur a loss and may pay more than 20% of our net capital gains because we cannot recover payments made in previous years.

Our investment adviser will be entitled to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our net investment income for that quarter above a threshold return for that quarter. Our pre-incentive fee net investment income for incentive compensation purposes excludes realized and unrealized capital losses that we may incur in the fiscal quarter, even if such capital losses result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay our investment adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter. If we pay an incentive fee of 20% of our realized capital gains (net of all realized capital losses and unrealized capital depreciation on a cumulative basis) and thereafter experience additional realized capital losses or unrealized capital depreciation, we will not be able to recover any portion of the incentive fee previously paid.

The valuation process for certain of our portfolio holdings creates a conflict of interest.

A substantial portion of our portfolio investments are expected to be made in the form of securities that are not publicly traded. As a result, our board of directors will determine the fair value of these securities in good faith pursuant to our valuation policy. In connection with that determination, investment professionals from MCC Advisors prepare portfolio company valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. In addition, certain members of our board of directors, including Brook Taube, Seth Taube and Jeff Tonkel have a pecuniary interest in MCC Advisors. The participation of MCC Advisors’ investment professionals in our valuation process, and the pecuniary interest in MCC Advisors by certain members of our board of directors, could result in a conflict of interest as the management fee that we will pay MCC Advisors is based on our gross assets.

Conflicts related to other arrangements with MCC Advisors.

We utilize MCC Advisors’ office space and pay to MCC Advisors our allocable portion of overhead and other expenses incurred by MCC Advisors in performing its obligations under the administration agreement, such as our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. This results in conflicts of interest that our board of directors must monitor.

The investment management agreement and administration agreement with MCC Advisors were not negotiated on an arm’s length basis and may not be as favorable to us as if they had been negotiated with an unaffiliated third party.

The investment management agreement and the administration agreement were negotiated between related parties. Consequently, their terms, including fees payable to MCC Advisors, may not be as favorable to us as if they had been negotiated with an unaffiliated third party.

Our ability to sell or otherwise exit investments in which affiliates of MCC Advisors also have an investment may be restricted.

We may be considered affiliates with respect to certain of our portfolio companies, as discussed under “Investments and Portfolio Companies.” Certain private funds advised by the senior members of MCC Advisors also hold interests in these portfolio companies and as such these interests may be considered a joint enterprise under applicable regulations. To the extent that our interests in these portfolio companies may need to be restructured in the future or to the extent that we choose to exit certain of these transactions, our ability to do so will be limited.

We are highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to pay dividends.

Our business is highly dependent on our and third parties’ communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in our activities. Our financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control and adversely affect our business. There could be:

•	sudden electrical or telecommunications outages;
•	natural disasters such as earthquakes, tornadoes and hurricanes;
•	disease pandemics;
•	events arising from local or larger scale political or social matters, including terrorist acts; and
•	cyber-attacks.

These events, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to pay dividends to our stockholders.

We face cybersecurity risk. If we are unable to maintain the availability of our electronic data systems and safeguard the security of our data, our ability to conduct business may be compromised, which impair our liquidity, disrupt our business, damage our reputation and cause losses.

Cybersecurity refers to the combination of technologies, processes, and procedures established to protect information technology systems and data from unauthorized access, attack, or damage. We are subject to cybersecurity risks. Information cyber security risks have significantly increased in recent years and, while we have not experienced any material losses relating to cyber attacks or other information security breaches, we could suffer such losses in the future. Our computer systems, both internal and those provided by third-party service providers, software and networks may be vulnerable to unauthorized access, computer viruses or other malicious code and other events that could have a security impact. If one or more of such events occur, this potentially could jeopardize confidential and other information, including nonpublic personal information and sensitive business data, processed and stored in, and transmitted through, our computer systems and networks, or otherwise cause interruptions or malfunctions in our operations or the operations of our customers or counterparties, which could result in significant losses or reputational damage. This could result in significant losses, reputational damage, litigation, regulatory fines or penalties, or otherwise adversely affect our business, financial condition or results of operations. Privacy and information security laws and regulation changes, and compliance with those changes, may result in cost increases due to system changes and the development of new administrative processes. In addition, we may be required to expend significant additional resources to modify our protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks. We currently do not maintain insurance coverage relating to cybersecurity risks, and we may be required to expend significant additional resources to modify our protective measures or to investigate and remediate vulnerabilities or other exposures, and we may be subject to litigation and financial losses that are not fully insured.

Third parties with which we do business may also be sources of cybersecurity or other technological risks. Cyber security failures or breaches by our investment adviser and other service providers (including, but not limited to, accountants, custodians, transfer agents and administrators), and the issuers of securities in which we invest, also have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with our ability to calculate its net asset value, impediments to trading, the inability of our stockholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputation damages, reimbursement of other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

We outsource certain functions and these relationships allow for the storage and processing of our information, as well as customer, counterparty, employee and borrower information. While we engage in actions to reduce our exposure resulting from outsourcing, ongoing threats may result in unauthorized access, loss, exposure or destruction of data, or other cybersecurity incidents, with increased costs and other consequences, including those described above.

Risks Related to Our Investments

We may not realize gains from our equity investments.

When we make a debt investment, we may acquire warrants or other equity securities as well. In addition, we may invest directly in the equity securities of portfolio companies. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Our investments are very risky and highly speculative.

We invest primarily in senior secured first lien loans and senior secured second lien loans issued by private middle-market companies.

Senior Secured Loans  There is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital, and, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies.

Equity Investments  When we invest in senior secured first lien loans or senior secured second lien loans, we may receive warrants or other equity securities as well. In addition, we may invest directly in the equity securities of portfolio companies. The warrants or equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our warrants or equity interests, and any gains that we do realize on the disposition of any warrants or equity interests may not be sufficient to offset any other losses we experience.

In addition, investing in private middle-market companies involves a number of significant risks. See “Our investments in private middle-market portfolio companies may be risky, and you could lose all or part of your investment” below.

Our investments in private middle-market portfolio companies may be risky, and you could lose all or part of your investment.

Investments in private middle-market companies involve a number of significant risks. Generally, little public information exists about these companies, and we are required to rely on the ability of MCC Advisors’ Investment Team to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Private middle-market companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees we may have obtained in connection with our investment. In addition, they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. Additionally, private middle-market companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us. Private middle-market companies also generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and MCC Advisors may, in the ordinary course of business, be named as defendants in litigation arising from our investments in these types of companies.

We intend to invest primarily in secured debt issued by our portfolio companies. In the case of our senior secured first lien loans, the portfolio companies usually have, or may be permitted to incur, other debt that ranks equally with the debt securities in which we invest. With respect to our senior secured second lien loans, the portfolio companies usually have, or may be permitted to incur, other debt that ranks above or equally with the debt securities in which we invest. In the case of debt ranking above the senior secured second lien loans in which we invest, we would be subordinate to such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company and therefore the holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. In the case of debt ranking equally with debt securities in which we invest, we would have to share any distributions on an equal and ratable basis with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Additionally, certain loans that we make to portfolio companies may be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of, and be entitled to receive proceeds from, any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: (1) the ability to cause the commencement of enforcement proceedings against the collateral; (2) the ability to control the conduct of such proceedings; (3) the approval of amendments to collateral documents; (4) releases of liens on the collateral; and (5) waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

Continuation of the current decline in oil and natural gas prices for a prolonged period of time could have a material adverse effect on the Company.

Approximately 5.2% of the Company's portfolio at fair value is invested in energy-related businesses. A decline in oil and natural gas prices would adversely affect the credit quality of these investments. A decrease in credit quality would, in turn, negatively affect the fair value of these investments, which would consequently negatively affect the Company's financial position and results of operations. Should the current decline in oil and natural gas prices persist, it is likely that the Company's energy-related portfolio companies' abilities to satisfy financial or operating covenants imposed by the Company or other lenders will be adversely affected, thereby negatively impacting the Company's financial condition and their ability to satisfy their debt service and other obligations to the Company.

Our portfolio companies may prepay loans, which prepayment may reduce stated yields if capital returned cannot be invested in transactions with equal or greater expected yields.

Our loans to portfolio companies are callable at any time, most of them at no premium to par. It is uncertain as to when each loan may be called. Whether a loan is called will depend both on the continued positive performance of the portfolio company and the existence of favorable financing market conditions that allow such company the ability to replace existing financing with less expensive capital. As market conditions change frequently, it is unknown when, and if, this may be possible for each portfolio company. In the case of some of these loans, having the loan called early may reduce the achievable yield for us below the stated yield to maturity contained herein if the capital returned cannot be invested in transactions with equal or greater expected yields.

We may acquire indirect interests in loans rather than direct interests, which would subject us to additional risk.

We may make or acquire loans or investments through participation agreements. A participation agreement typically results in a contractual relationship only with the counterparty to the participation agreement and not with the borrower. In investing through participations, we will generally not have a right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and we may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, we will be exposed to the credit risk of both the borrower and the counterparty selling the participation. In the event of insolvency of the counterparty, we, by virtue of holding participation interests in the loan, may be treated as its general unsecured creditor. In addition, although we may have certain contractual rights under the loan participation that require the counterparty to obtain our consent prior to taking various actions relating to the loan, we cannot guarantee that the counterparty will seek such consent prior to taking various actions. Further, in investing through participation agreements, we may not be able to conduct the due diligence on the borrower or the quality of the loan with respect to which it is buying a participation that we would otherwise conduct if we were investing directly in the loan, which may result in us being exposed to greater credit or fraud risk with respect to the borrower or the loan than we expected when initially purchasing the participation. See “Risks Related to Our Business — There are significant potential conflicts of interest that could affect our investment returns” above.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio; our ability to make follow-on investments in certain portfolio companies may be restricted.

Following an initial investment in a portfolio company, provided that there are no restrictions imposed by the 1940 Act, we may make additional investments in that portfolio company as “follow-on” investments in order to: (1) increase or maintain in whole or in part our equity ownership percentage; (2) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or (3) attempt to preserve or enhance the value of our initial investment.

We have the discretion to make any follow-on investments, subject to the availability of capital resources. We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. Our failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make such follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities, because we are inhibited by compliance with BDC requirements or because we desire to maintain our RIC tax status. We also may be restricted from making follow-on investments in certain portfolio companies to the extent that affiliates of ours hold interests in such companies.

Our ability to invest in public companies may be limited in certain circumstances.

To maintain our status as a BDC, we are not permitted to acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Subject to certain exceptions for follow-on investments and distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange may be treated as qualifying assets only if such issuer has a market capitalization that is less than $250 million at the time of such investment. In addition, we may invest up to 30% of our portfolio in opportunistic investments which will be intended to diversify or complement the remainder of our portfolio and to enhance our returns to stockholders. These investments may include private equity investments, securities of public companies that are broadly traded and securities of non-U.S. companies. We expect that these public companies generally will have debt securities that are non-investment grade.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy contemplates that a portion of our investments may be in securities of foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

Although it is anticipated that most of our investments will be denominated in U.S. dollars, our investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency may change in relation to the U.S. dollar. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk or, that if we do, such strategies will be effective. As a result, a change in currency exchange rates may adversely affect our profitability.

Hedging transactions may expose us to additional risks.

We may engage in currency or interest rate hedging transactions. If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transaction may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

While we may enter into transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek or be able to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

The disposition of our investments may result in contingent liabilities.

We currently expect that a significant portion of our investments will involve lending directly to private companies. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to certain potential liabilities. These arrangements may result in contingent liabilities that ultimately yield funding obligations that must be satisfied through our return of certain distributions previously made to us.

If we invest in the securities and obligations of distressed and bankrupt issuers, we might not receive interest or other payments.

We may invest in the securities and obligations of distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer of those obligations might not make any interest or other payments. We may not realize gains from our equity investments.

Risks Related to Our Operations as a BDC and a RIC

Regulations governing our operation as a BDC may limit our ability to, and the way in which we raise additional capital, which could have a material adverse impact on our liquidity, financial condition and results of operations.

Our business requires a substantial amount of capital. We may acquire additional capital from the issuance of senior securities (including debt and preferred stock), the issuance of additional shares of our common stock or from securitization transactions. We also may issue, through our SBIC subsidiary, additional SBA-guaranteed debentures, subject to certain restrictions. For a discussion of the requirements for issuing SBA-guaranteed debentures, see “Regulation — Small Business Investment Company Regulations.” However, we may not be able to raise additional capital in the future on favorable terms or at all. Additionally, we may only issue senior securities up to the maximum amount permitted by the 1940 Act. The 1940 Act permits us to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such issuance or incurrence. If our assets decline in value and we fail to satisfy this test, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when such sales or repayment may be disadvantageous, which could have a material adverse impact on our liquidity, financial condition and results of operations.

•	Senior Securities. As a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred securities, such securities would rank “senior” to common stock in our capital structure, resulting in preferred stockholders having separate voting rights and possibly rights, preferences or privileges more favorable than those granted to holders of our common stock. Furthermore, the issuance of preferred securities could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for our common stockholders or otherwise be in your best interest.
•	Additional Common Stock. Our board of directors may decide to issue common stock to finance our operations rather than issuing debt or other senior securities. As a BDC, we are generally not able to issue our common stock at a price below NAV without first obtaining required approvals from our stockholders and our independent directors. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board of directors, closely approximates the market value of such securities at the relevant time. We may also make rights offerings to our stockholders at prices per share less than the NAV per share, subject to the requirements of the 1940 Act. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease, and such stockholders may experience dilution.

Pending legislation may allow us to incur additional leverage.

As a BDC, we are generally not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). Recent legislation, if passed, would modify this section of the 1940 Act and increase the amount of debt that BDCs may incur by modifying the percentage from 200% to 150%. As a result, we may be able to incur additional indebtedness in the future and therefore your risk of an investment in our securities may increase. We can make no assurance as the ultimate outcome of this legislation.

Changes in the laws or regulations governing our business, or changes in the interpretations thereof, and any failure by us to comply with these laws or regulations, could have a material adverse effect on our business, results of operations or financial condition.

Changes in the laws or regulations or the interpretations of the laws and regulations that govern BDCs, RICs or non-depository commercial lenders could significantly affect our operations and our cost of doing business. We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations, including our loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures and other trade practices. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, we may have to incur significant expenses in order to comply, or we might have to restrict our operations. In addition, if we do not comply with applicable laws, regulations and decisions, we may lose licenses needed for the conduct of our business and may be subject to civil fines and criminal penalties. In addition, any change to the SBA’s current debenture SBIC program could have a significant impact on our ability to obtain lower-cost leverage, through our SBIC subsidiary, and therefore, our ability to compete with other finance companies.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a BDC, which would have a material adverse effect on our business, financial condition and results of operations.

As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Regulation”. Our intent is that a substantial portion of the investments that we acquire will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could be found to be in violation of the 1940 Act provisions applicable to BDCs and possibly lose our status as a BDC, which would have a material adverse effect on our business, financial condition and results of operations.

We will become subject to corporate-level U.S. federal income tax if we are unable to maintain our qualification as a regulated investment company under Subchapter M of the Code.

We have elected and timely qualified to be treated as a RIC under Subchapter M of the Code and intend to maintain such qualification for succeeding tax years. No assurance can be given that we will be able to qualify for and maintain our RIC status. To obtain and maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements.

•	The distribution requirement for a RIC is satisfied if we distribute to our stockholders at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because we may use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax.
•	The income source requirement is satisfied if we obtain at least 90% of our income for each fiscal year from dividends, interest, gains from the sale of stock or securities or similar sources.
•	The asset diversification requirement is satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. Failure to meet those requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for RIC tax treatment for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on our results of operations and financial conditions, and thus, our stockholders.

Risks Relating to an Investment in Our Securities

Investing in our securities may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and a higher risk of volatility or loss of principal. Our investments in portfolio companies involve higher levels of risk and, therefore, an investment in our securities may not be suitable for someone with lower risk tolerance.

Shares of closed-end investment companies, including business development companies, may, at times, trade at a discount to their net asset value.

Shares of closed-end investment companies, including business development companies, may, at times, trade at a discount from net asset value. Our common stock is currently trading a significant discount to our net asset value. This characteristic of closed-end investment companies and business development companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade at, above or below net asset value.

The market price of our common stock may fluctuate significantly.

The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which are not necessarily related to the operating performance of the companies;
•	changes in regulatory policies, accounting pronouncements or tax guidelines, particularly with respect to BDCs, SBICs or RICs;
•	loss of our qualification as a RIC or BDC or our SBIC subsidiary’s status as an SBIC;
•	changes in earnings or variations in operating results;
•	changes, or perceived changes, in the value of our portfolio of investments;
•	changes in accounting guidelines governing valuation of our investments;
•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;
•	departure of MCC Advisors’ or any of its affiliates’ key personnel;

•	operating performance of companies comparable to us;
•	general economic trends and other external factors; and
•	loss of a major funding source.

Our business and operation could be negatively affected if we become subject to any securities litigation or shareholder activism, which could cause us to incur significant expense, hinder execution of investment strategy and impact our stock price.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Shareholder activism, which could take many forms or arise in a variety of situations, has been increasing in the BDC space recently. While we are currently not subject to any securities litigation or shareholder activism, due to the potential volatility of our stock price once a market for our stock is established and for a variety of other reasons, we may in the future become the target of securities litigation or shareholder activism in the future. Securities litigation and shareholder activism, including potential proxy contests, could result in substantial costs and divert management’s and our board of directors’ attention and resources from our business. Additionally, such securities litigation and shareholder activism could give rise to perceived uncertainties as to our future, adversely affect our relationships with service providers and make it more difficult to attract and retain qualified personnel. Also, we may be required to incur significant legal fees and other expenses related to any securities litigation and activist shareholder matters. Further, our stock price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any securities litigation and shareholder activism.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

Sales of substantial amounts of our common stock, or the availability of such common stock for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

Certain provisions of the Delaware General Corporation Law and our certificate of incorporation and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Delaware General Corporation Law, our certificate of incorporation and our bylaws contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price of our common stock.

The net asset value per share of our common stock may be diluted if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or securities to subscribe for or convertible into shares of our common stock.

While we currently do not have the requisite stockholder approval to sell shares of our common stock at a price or prices below our then current net asset value per share, we may seek such approval in the future. In addition, at our 2012 Annual Meeting of Stockholders, we received approval from our stockholders to authorize the Company, with the approval of our board of directors, to issue securities to, subscribe to, convert to, or purchase shares of the Company’s common stock in one or more offerings, subject to certain conditions as set forth in the proxy statement. Such authorization has no expiration.

Any decision to sell shares of our common stock below its then current net asset value per share or issue securities to subscribe for or convertible into shares of our common stock would be subject to the determination by our board of directors that such issuance is in our and our stockholders’ best interests.

If we were to sell shares of our common stock below its then current net asset value per share, such sales would result in an immediate dilution to the net asset value per share of our common stock. This dilution would occur as a result of the sale of shares at a price below the then current net asset value per share of our common stock and a proportionately greater decrease in the stockholders’ interest in our earnings and assets and their voting interest in us than the increase in our assets resulting from such issuance. Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect cannot be predicted.

If we issue warrants or securities to subscribe for or convertible into shares of our common stock, subject to certain limitations, the exercise or conversion price per share could be less than net asset value per share at the time of exercise or conversion (including through the operation of anti-dilution protections). Because we would incur expenses in connection with any issuance of such securities, such issuance could result in a dilution of the net asset value per share at the time of exercise or conversion. This dilution would include reduction in net asset value per share as a result of the proportionately greater decrease in the stockholders’ interest in our earnings and assets and their voting interest than the increase in our assets resulting from such issuance.

Further, if our current stockholders do not purchase any shares to maintain their percentage interest, regardless of whether such offering is above or below the then current net asset value per share, their voting power will be diluted.

The Notes are unsecured and therefore are effectively subordinated to any secured indebtedness we have currently incurred or may incur in the future.

The Notes are not secured by any of our assets or any of the assets of our subsidiaries. As a result, the Notes are effectively subordinated to any secured indebtedness we or our subsidiaries have currently incurred and may incur in the future (or any indebtedness that is initially unsecured to which we subsequently grant security) to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Notes. As of December 31, 2015, there was $174.0 million outstanding under our Term Loan Facility, $89.2 million outstanding under our Revolving Facility and $150.0 million SBA-guaranteed debentures outstanding. The indebtedness under the Facilities and the SBA-guaranteed debentures are effectively senior to the Notes to the extent of the value of the assets securing such indebtedness.

The Notes are structurally subordinated to the indebtedness and other liabilities of our subsidiaries.

The Notes are obligations exclusively of Medley Capital Corporation and not of any of our subsidiaries. None of our subsidiaries is a guarantor of the Notes and the Notes are not required to be guaranteed by any subsidiary we may acquire or create in the future. Any assets of our subsidiaries will not be directly available to satisfy the claims of our creditors, including holders of the Notes. Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors of our subsidiaries will have priority over our equity interests in such subsidiaries (and therefore the claims of our creditors, including holders of the Notes) with respect to the assets of such subsidiaries. Even if we are recognized as a creditor of one or more of our subsidiaries, our claims would still be effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims. Consequently, the Notes will be structurally subordinated to all indebtedness and other liabilities of any of our subsidiaries and any subsidiaries that we may in the future acquire or establish. Although our subsidiaries currently do not have any indebtedness outstanding, they may incur substantial indebtedness in the future, all of which would be structurally senior to the Notes.

The indenture under which the Notes were issued contains limited protection for holders of the Notes.

The indenture under which the Notes were issued offers limited protection to holders of the Notes. The terms of the indenture and the Notes do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on your investment in the Notes. In particular, the terms of the indenture and the Notes place no restrictions on our or our subsidiaries’ ability to:

•	issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore is structurally senior to the Notes and (4) securities, indebtedness or obligations issued or incurred by our subsidiaries that would be senior to our equity interests in our subsidiaries and therefore rank structurally senior to the Notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions. These provisions generally prohibit us from making additional borrowings, including through the issuance of additional debt or the sale of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowings;
•	pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Notes, in each case other than dividends, purchases, redemptions or payments that would cause a violation of Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions. These provisions generally prohibit us from declaring any cash dividend or distribution upon any class of our capital stock, or purchasing any such capital stock if our asset coverage, as defined in the 1940 Act, is below 200% at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution or purchase;
•	sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);
•	enter into transactions with affiliates;
•	create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;
•	make investments; or
•	create restrictions on the payment of dividends or other amounts to us from our subsidiaries.

In addition, the indenture does not require us to offer to purchase the Notes in connection with a change of control or any other event.

Furthermore, the terms of the indenture and the Notes generally do not protect holders of the Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow, or liquidity other than as described under the indenture. Any changes, while unlikely, to the financial tests in the 1940 Act could affect the terms of the Notes.

Our ability to recapitalize, incur additional debt and take a number of other actions that are not limited by the terms of the Notes may have important consequences for you as a holder of the Notes, including making it more difficult for us to satisfy our obligations with respect to the Notes or negatively affecting the trading value of the Notes. Other debt we issue or incur in the future could contain more protections for its holders than the indenture and the Notes, including additional covenants and events of default. For example, the indenture under which the Notes will be issued does not contain cross-default provisions that are contained in the Facilities. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the Notes.

An active trading market for the Notes may not develop or be sustained, which could limit the market price of the Notes or your ability to sell them.

Although the Notes are listed on the NYSE under the symbols “MCQ,” in the case of the 2019 Notes, and “MCV,” in the case of the 2023 Notes, we cannot provide any assurances that an active trading market will develop or be sustained for the Notes or that you will be able to sell your Notes. At various times, the Notes may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, general economic conditions, our financial condition, performance and prospects and other factors. To the extent an active trading market is not sustained, the liquidity and trading price for the Notes may be harmed.

If we default on our obligations to pay our other indebtedness, we may not be able to make payments on the Notes.

Any default under the agreements governing our indebtedness, including a default under the Facilities or other indebtedness to which we may be a party that is not waived by the required lenders, and the remedies sought by the holders of such indebtedness could make us unable to pay principal, premium, if any, and interest on the Notes and substantially decrease the market value of the Notes. If we are unable to generate sufficient cash flow and are otherwise unable to obtain funds necessary to meet required payments of principal, premium, if any, and interest on our indebtedness, or if we otherwise fail to comply with the various covenants, including financial and operating covenants, in the instruments governing our indebtedness (including the Facilities), we could be in default under the terms of the agreements governing such indebtedness. In the event of such default, the holders of such indebtedness could elect to declare all the funds borrowed thereunder to be due and payable, together with accrued and unpaid interest, the lenders under the Facilities or other debt we may incur in the future could elect to terminate their commitments, cease making further loans and institute foreclosure proceedings against our assets, and we could be forced into bankruptcy or liquidation. If our operating performance declines, we may in the future need to seek to obtain waivers from the required lenders under the Facilities or other debt that we may incur in the future to avoid being in default. If we breach our covenants under the Facilities or other debt and seek a waiver, we may not be able to obtain a waiver from the required lenders. If this occurs, we would be in default under the Facilities or other debt, the lenders could exercise their rights as described above, and we could be forced into bankruptcy or liquidation. If we are unable to repay debt, lenders having secured obligations could proceed against the collateral securing the debt. Because the Facilities have, and any future credit facilities will likely have, customary cross-default provisions, if the indebtedness under the Notes, the Facilities or under any future credit facility is accelerated, we may be unable to repay or finance the amounts due.

If we issue preferred stock, the net asset value and market value of our common stock may become more volatile.

If we issue preferred stock, we cannot assure you that such issuance would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock would likely cause the net asset value and market value of our common stock to become more volatile. If the dividend rate on the preferred stock were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of our common stock would be reduced. If the dividend rate on the preferred stock were to exceed the net rate of return on our portfolio, the leverage would result in a lower rate of return to the holders of our common stock than if we had not issued preferred stock. Any decline in the net asset value of our investments would be borne entirely by the holders of our common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of our common stock than if we were not leveraged through the issuance of preferred stock. This greater net asset value decrease would also tend to cause a greater decline in the market price for our common stock. We might be in danger of failing to maintain the required asset coverage of the preferred stock or of losing our ratings on the preferred stock or, in an extreme case, our current investment income might not be sufficient to meet the dividend requirements on the preferred stock. In order to counteract such an event, we might need to liquidate investments in order to fund a redemption of some or all of the preferred stock. In addition, we would pay (and the holders of our common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, including higher advisory fees if our total return exceeds the dividend rate on the preferred stock. Holders of preferred stock may have different interests than holders of our common stock and may at times have disproportionate influence over our affairs.

Holders of any preferred stock we might issue would have the right to elect members of the board of directors and class voting rights on certain matters.

Holders of any preferred stock we might issue, voting separately as a single class, would have the right to elect two members of the board of directors at all times and in the event dividends become two full years in arrears, would have the right to elect a majority of our directors until such arrearage is completely eliminated. In addition, preferred stockholders would have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion to open-end status, and accordingly would be able to veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies or the terms of our credit facilities, might impair our ability to maintain our qualification as a RIC for U.S.federal income tax purposes. While we would intend to redeem our preferred stock to the extent necessary to enable us to distribute our income as required to maintain our qualification as a RIC, there can be no assurance that such actions could be effected in time to meet the tax requirements.

FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus constitute forward-looking statements, which relate to future events or our performance or financial condition. In addition to factors previously identified elsewhere in this prospectus, including the “Risks” section of this prospectus, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance:

•	the introduction, withdrawal, success and timing of business initiatives and strategies;

•	changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets, which could result in changes in the value of our assets;

•	the relative and absolute investment performance and operations of our investment adviser;

•	the impact of increased competition;

•	the impact of future acquisitions and divestitures;

•	our business prospects and the prospects of our portfolio companies;

•	limitations on entering into transactions with our affiliates in the absence of regulatory relief;

•	the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to us or MCC Advisors;

•	our contractual arrangements and relationships with third parties;

•	any future financings by us;

•	the ability of MCC Advisors to attract and retain highly talented professionals;

•	fluctuations in foreign currency exchange rates;

•	the impact of changes to tax legislation and, generally, our tax position;

•	the unfavorable resolution of legal proceedings; and

•	the timing of cash flows, if any, from the operations of our portfolio companies.

This prospectus, and other statements that we may make, may contain forward-looking statements with respect to future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend”, “opportunity”, “pipeline”, “believe”, “comfortable”, “expect”, “anticipate”, “current”, “intention”, “estimate”, “position”, “assume”, “potential”, “outlook”, “continue”, “remain”, “maintain”, “sustain”, “seek”, “achieve” and similar expressions, or future or conditional verbs such as “will”, “would”, “should”, “could”, “may” or similar expressions.

Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and we assume no duty to and do not undertake to update forward-looking statements. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our common stock or other securities pursuant to this prospectus to provide debt financing to portfolio companies in accordance with our investment objective and for general corporate purposes. We may also use the net proceeds from future offerings to repay outstanding indebtedness under our Facilities. We anticipate that substantially all of the net proceeds from any offering of our securities will be used for the above purposes within six to twelve months after the particular offering, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. The management fee payable by us to our investment adviser will not be reduced while our assets are invested in such securities. We cannot assure you that we will achieve our targeted investment pace.

Pending investments in accordance with our investment objective and policies, we will invest the remaining net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities and other high-quality debt instruments that mature in one year or less, or “temporary investments”, as appropriate. These securities may have lower yields than the types of investments we would typically make in accordance with our investment objective and, accordingly, may result in lower distributions, if any, by us during such period. See “Regulation — Temporary Investments” and “The Adviser — Investment Management Agreement.”

The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Price Range

Our common stock began trading on January 20, 2011, and is currently traded on the NYSE under the symbol “MCC”. The following table lists the high and low closing sale price for our common stock, the closing sale price as a percentage of net asset value, or NAV, and quarterly dividends per share since shares of our common stock began being regularly quoted on the NYSE.

			Closing Sales Price		Premium/ Discount of High Sales Price to NAV(2)	Premium/ Discount of Low Sales Price to NAV(2)	Declared Dividends(3)
Period	NAV(1)		High	Low
Fiscal year ended September 30, 2011
Second quarter(4)	$12.48		$12.18	$11.85	(2.40)%	(5.05)%	$0.16
Third quarter	$12.55		$12.24	$11.00	(2.47)%	(12.35)%	$0.21
Fourth quarter	$12.57		$11.73	$9.65	(6.68)%	(23.23)%	$0.25
Fiscal year ended September 30, 2012
First Quarter	$12.57		$10.56	$8.96	(15.99)%	(28.72)%	$0.28
Second Quarter	$12.63		$11.86	$10.17	(6.10)%	(19.48)%	$0.31
Third Quarter	$12.60		$12.04	$10.72	(4.44)%	(14.92)%	$0.36
Fourth Quarter	$12.52		$14.36	$11.91	14.7%	(4.87)%	$0.36
Fiscal year ended September 30, 2013
First Quarter	$12.69		$14.62	$12.99	15.21%	2.36%	$0.36
Second Quarter	$12.73		$16.15	$14.46	26.87%	13.59%	$0.36
Third Quarter	$12.65		$15.65	$13.06	23.72%	3.24%	$0.37
Fourth Quarter	$12.70		$14.65	$13.04	15.35%	2.68%	$0.37
Fiscal year ended September 30, 2014
First Quarter	$12.68		$14.64	$13.38	15.46%	5.52%	$0.37
Second Quarter	$12.69		$14.72	$13.41	16.00%	5.67%	$0.37
Third Quarter	$12.65		$13.83	$12.30	9.33%	(2.77)%	$0.37
Fourth Quarter	$12.43		$13.29	$11.78	6.92%	(5.23)%	$0.37
Fiscal year ended September 30, 2015
First quarter	$11.74		$11.79	$8.84	0.43%	(24.70)%	$0.37
Second quarter	$11.68		$9.72	$8.70	(16.75)%	(25.48)%	$0.30
Third quarter	$11.53		$9.53	$8.85	(17.35)%	(23.24)%	$0.30
Fourth quarter	$11.00		$9.19	$7.41	(16.45)%	(32.64)%	$0.30
Fiscal year ending September 30, 2016
First quarter	$10.01		$8.16	$7.01	(18.48)%	(29.97)%	$0.30
Second quarter (through March 24, 2016)		*	$7.75	$5.37	*	*		*

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.
(2)	Calculated as of the respective high or low closing sales price divided by the quarter-end NAV.
(3)	Represents the cash dividend declared for the specified quarter.
(4)	From January 20, 2011 (IPO) to March 31, 2011.
*	Not determinable as of the date hereof.

The last reported price for our common stock on March 24, 2016 was $6.70 per share. As of March 24, 2016, we had 13 stockholders of record.

Distributions

Our dividends, if any, are determined by the board of directors. We have elected and timely qualified to be treated as a RIC under Subchapter M of the Code. To maintain RIC qualification, we must timely distribute at least 90% of our net ordinary income and net short-term capital gains in excess of our net long-term capital losses, if any. We will be subject to a 4% nondeductible U.S. federal excise tax on our undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98.2% of our capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in preceding years and on which we did not pay U.S. federal income tax.

The following table reflects the cash distributions, including dividends and returns of capital per share that we have declared on our common stock since completion of our initial public offering.

Dividends Declared
Period	Payment Dates	Per Share
Fiscal year ended September 30, 2011
June 1, 2011	June 15, 2011	$0.16
September 1, 2011	September 15, 2011	$0.21
Total		$0.37
Fiscal year ended September 30, 2012
December 15, 2011	December 30, 2011	$0.25
February 24, 2012	March 15, 2012	$0.28
May 25, 2012	June 15, 2012	$0.31
August 24, 2012	September 14, 2012	$0.36
Total		$1.2
Fiscal year ended September 30, 2013
November 23, 2012	December 14, 2012	$0.36
February 27, 2013	March 15, 2013	$0.36
May 27, 2013	June 14, 2013	$0.36
August 23, 2013	September 13, 2013	$0.37
Total		$1.45
Fiscal year ended September 30, 2014
November 22, 2013	December 13, 2013	$0.37
February 26, 2014	March 14, 2014	$0.37
May 28, 2014	June 13, 2014	$0.37
August 27, 2014	September 12, 2014	$0.37
Total		$1.48
Fiscal year ended September 30, 2015
November 26, 2014	December 12, 2014	$0.37
February 25, 2015	March 13, 2015	$0.30
May 20, 2015	June 12, 2015	$0.30
August 19, 2015	September 11, 2015	$0.30
Total		$1.27

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend or other distribution, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution. See “Dividend Reinvestment Plan”.

SELECTED FINANCIAL AND OTHER DATA

We have derived the selected financial data below from our audited consolidated financial statements for the fiscal years ended September 30, 2015, 2014, 2013, 2012 and 2011, which have been audited by Ernst & Young LLP, our independent registered public accounting firm. The financial information as of and for the three months ended December 31, 2015 was derived from our unaudited financial statements and related notes. Historical financial data is not necessarily indicative of our future results of operations or financial position.

The following selected financial data should be read together with our financial statements and the related notes and the discussion under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included elsewhere in this prospectus.

	For the three months ended December 31, 2015	For the years ended September 30
		2015	2014	2013	2012	2011
Statement of Operations data:
($ in thousands)
Total investment income	$34,427	$149,196	$139,390	$88,991	$44,520	$14,569
Base management fee, net	5,347	22,450	17,684	10,918	5,480	1,610
Incentive fee	3,916	18,234	18,667	11,600	5,886	714
All other expenses	9,498	35,576	28,371	20,074	9,644	2,616
Net investment income	15,666	72,936	74,668	46,399	23,510	9,629
Unrealized appreciation/(depreciation) on investments	(60,024)	(26,723)	(21,274)	(7,242)	(1,062)	(150)
Provision for taxes on unrealized gain/(loss) on investments	(224)	(61)	(1,592)	—	—	—
Realized gain/(loss) on investments	5,378	(60,910)	356	261	(44)	55
Net increase in net assets resulting from operations	(39,204)	(14,758)	52,158	39,418	22,404	9,534
Per share data:
Net asset value per common share at year end	$10.01	$11.00	$12.43	$12.70	$12.52	$12.57
Market price at year end	7.52	7.44	11.81	13.79	14.07	10.08
Net investment income	0.28	1.27	1.58	1.53	1.31	0.56
Net realized and unrealized loss on investments	(0.97)	(1.52)	(0.45)	(0.23)	(0.06)	(0.01)
Provision for taxes on unrealized gain/(loss) on investments	(0.01)	(0.01)	(0.03)	—	—	—
Net increase in net assets resulting from operations	(0.70)	(0.26)	1.10	1.30	1.25	0.55
Dividends paid	0.30	1.27	1.48	1.45	1.20	0.37
Balance Sheet data at year end:
($ in thousands)
Total investments at fair value	$1,115,124	$1,216,092	$1,245,538	$749,237	$401,949	$199,206
Cash and cash equivalents	24,113	15,714	36,731	8,558	4,894	17,202
Other assets	27,860	25,404	41,877	18,598	8,928	3,721
Total assets	1,167,097	1,257,210	1,324,146	776,393	415,771	220,129
Total liabilities	604,382	637,290	594,289	266,559	126,432	2,476
Total net assets	562,715	619,920	729,857	509,834	289,339	217,653
Other data:
Weighted average annual yield on debt investments(1)	12.2%	12.3%	12.6%	13.8%	14.3%	14.5%
Number of investments at year end	68	72	79	57	38	18

(1)	The weighted average yield is based upon original cost on our debt investments.

RATIOS OF EARNINGS TO FIXED CHARGES

The following table contains our ratio of earnings to fixed charges for the periods indicated, computed as set forth below. You should read these ratios of earnings to fixed charges in connection with our consolidated financial statements, including the notes to those statements, included in this prospectus. Although our earnings have generally increased in recent periods, our ratio of earnings to fixed charges has decreased due to greater levels of borrowing.

	For the Three Months Ended December 31, 2015	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013	For The Year Ended September 30, 2012	For The Year Ended September 30, 2011
Earnings to Fixed Charges(1)	(4.06)	0.42	3.59	3.93	5.48	59.47

For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in net assets resulting from operations plus (or minus) income tax expense (benefit) including excise tax expense plus fixed charges. Fixed charges include interest and credit facility fees expense and amortization of debt issuance costs.

(1)	Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and analysis should be read in conjunction with our financial statements and related notes and other financial information appearing elsewhere in this prospectus as well as the important factors set forth under “Risks” and “Forward-Looking Statements.”

Except as otherwise specified, references to “we,” “us,” “our,” or the “Company,” refer to Medley Capital Corporation.

Overview

We are an externally-managed, non-diversified closed-end management investment company that filed an election to be regulated as a BDC under the 1940 Act. In addition, we have elected and qualified to be treated for U.S. federal income tax purposes as a RIC under subchapter M of the Code.

We commenced operations and completed our initial public offering on January 20, 2011. Our investment activities are managed by MCC Advisors and supervised by our board of directors, of which a majority of the members are independent of us.

Our investment objective is to generate current income and capital appreciation by lending to privately-held middle market companies, primarily through directly originated transactions, to help these companies fund acquisitions, growth or refinancing. Our portfolio generally consists of senior secured first lien term loans and senior secured second lien term loans. In many of our investments, we receive warrants or other equity participation features, which we believe will increase the total investment returns.

As a BDC, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private or thinly traded public U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. In addition, we are only allowed to borrow money such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing, with certain limited exceptions. To maintain our RIC status, we must meet specified source-of-income and asset diversification requirements. To maintain our RIC tax treatment under subchapter M for U.S. federal income tax purposes, we must timely distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, for the taxable year.

Revenues

We generate revenue in the form of interest income on the debt that we hold and capital gains, if any, on warrants or other equity interests that we may acquire in portfolio companies. We invest our assets primarily in privately held companies with enterprise or asset values between $25 million and $250 million and focus on investment sizes of $10 million to $50 million. We believe that pursuing opportunities of this size offers several benefits including reduced competition, a larger investment opportunity set and the ability to minimize the impact of financial intermediaries. We expect our debt investments to bear interest at either a fixed or floating rate. Interest on debt will be payable generally either monthly or quarterly. In some cases our debt investments may provide for a portion of the interest to be PIK. To the extent interest is PIK, it will be payable through the increase of the principal amount of the obligation by the amount of interest due on the then-outstanding aggregate principal amount of such obligation. The principal amount of the debt and any accrued but unpaid interest will generally become due at the maturity date. In addition, we may generate revenue in the form of commitment, origination, structuring or diligence fees, fees for providing managerial assistance or investment management services and possibly consulting fees. Any such fees will be generated in connection with our investments and recognized as earned.

Expenses

Our primary operating expenses include the payment of management and incentive fees pursuant to the investment management agreement we have with MCC Advisors and overhead expenses, including our allocable portion of our administrator’s overhead under the administration agreement. Our management and incentive fees compensate MCC Advisors for its work in identifying, evaluating, negotiating, closing and monitoring our investments. We bear all other costs and expenses of our operations and transactions, including those relating to:

•	our organization and continued corporate existence;
•	calculating our NAV (including the cost and expenses of any independent valuation firms);
•	expenses incurred by MCC Advisors payable to third parties, including agents, consultants or other advisers, in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies;
•	interest payable on debt, if any, incurred to finance our investments;
•	the costs of all offerings of common stock and other securities, if any;
•	the base management fee and any incentive fee;
•	distributions on our shares;
•	administration fees payable under our administration agreement;
•	the allocated costs incurred by MCC Advisors in providing managerial assistance to those portfolio companies that request it;
•	amounts payable to third parties relating to, or associated with, making investments;
•	transfer agent and custodial fees;
•	registration fees and listing fees;
•	U.S. federal, state and local taxes;
•	independent director fees and expenses;
•	costs of preparing and filing reports or other documents with the SEC or other regulators;
•	the costs of any reports, proxy statements or other notices to our stockholders, including printing costs;
•	our fidelity bond;
•	directors and officers/errors and omissions liability insurance, and any other insurance premiums;
•	indemnification payments;
•	direct costs and expenses of administration, including audit and legal costs; and
•	all other expenses reasonably incurred by us or MCC Advisors in connection with administering our business, such as the allocable portion of overhead under our administration agreement, including rent and other allocable portions of the cost of certain of our officers and their respective staffs (including travel expenses).

Portfolio and Investment Activity

As of December 31, 2015 and 2014, our portfolio had a fair market value of approximately $1,123.5 million and $1,222.7 million, respectively. The following table summarizes our portfolio and investment activity during the three months ended December 31, 2015 and 2014 (dollars in thousands):

	For the three months ended December 31
	2015	2014
Investments made in new portfolio companies	$15,554	$74,748
Investments made in existing portfolio companies	28,011	19,119
Aggregate amount in exits and repayments	(94,574)	(80,215)
Net investment activity	$(51,009)	$13,652
Portfollio Companies, at beginning of period	72	79
Number of new portfolio companies	1	4
Number of exited portfolio companies	(5)	(7)
Portfolio companies, at end of period	68	76
Number of investments in existing portfolio companies	12	10

As of September 30, 2015 and 2014, our portfolio had a fair market value of approximately $1,216.1 million and $1,245.5 million, respectively. The following table summarizes our portfolio and investment activity during the fiscal years ended September 30, 2015 and 2014 (dollars in thousands):

	For the years ended September 30
	2015	2014
Investments made in new portfolio companies	$168,828	$751,073
Investments made in existing portfolio companies	104,536	83,096
Aggregate amount in exits and repayments	(227,493)	(329,431)
Net investment activity	$45,871	$504,738
Portfollio Companies, at beginning of period	79	57
Number of new portfolio companies	13	43
Number of exited portfolio companies	(20)	(21)
Portfolio companies, at end of period	72	79
Number of investments in existing portfolio companies	18	10

The following table summarizes the amortized cost and the fair value of our average portfolio company investment and largest portfolio company investment as of December 31, 2015 (dollars in thousands):

	As of December 31, 2015
	Amortized Cost	Fair Value
Average portfolio company investment	$18,112	$16,399
Largest portfolio company investment	55,547	54,384

The following table summarizes the amortized cost and the fair value of our average portfolio company investment and largest portfolio company investment as of September 30, 2015 (dollars in thousands):

	As of September 30, 2015
	Amortized Cost	Fair Value
Average portfolio company investment	$17,674	$16,890
Largest portfolio company investment	56,135	55,225

The following table summarizes the amortized cost and the fair value of our average portfolio company investment and largest portfolio company investment as of September 30, 2014 (dollars in thousands):

	As of September 30, 2014
	Amortized Cost	Fair Value
Average portfolio company investment	$16,143	$15,766
Largest portfolio company investment	40,001	40,000

The following table summarizes the amortized cost and the fair value of investments as of December 31, 2015 (dollars in thousands):

	Amortized Cost	Percentage	Fair Value	Percentage
Senior Secured First Lien Term Loans	$723,570	58.7%	$640,696	57.4%
Senior Secured Second Lien Term Loans	356,609	28.9	344,582	30.9
Senior Secured First Lien Notes	26,747	2.2	25,252	2.3
Unsecured Debt	51,416	4.2	44,011	3.9
MCC Senior Loan Strategy JV I LLC	23,188	1.9	22,989	2.1
Equity/Warrants	50,067	4.1	37,594	3.4
Total	$1,231,597	100.0%	$1,115,124	100.0%

The following table summarizes the amortized cost and the fair value of investments as of September 30, 2015 (dollars in thousands):

	Amortized Cost	Percentage	Fair Value	Percentage
Senior Secured First Lien Term Loans	$740,831	58.2%	$695,970	57.2%
Senior Secured Second Lien Term Loans	379,115	29.8	372,176	30.6
Senior Secured First Lien Notes	37,697	3.0	36,380	3.0
Unsecured Debt	50,941	4.0	45,661	3.7
MCC Senior Loan Strategy JV I LLC	14,437	1.1	14,216	1.2
Equity/Warrants	49,520	3.9	51,689	4.3
Total	$1,272,541	100.0%	$1,216,092	100.0%

The following table summarizes the amortized cost and the fair value of investments as of September 30, 2014 (dollars in thousands):

	Amortized Cost	Percentage	Fair Value	Percentage
Senior Secured First Lien Term Loans	$776,904	60.9%	$747,740	60.0%
Senior Secured Second Lien Term Loans	359,835	28.2	359,209	28.8
Senior Secured First Lien Notes	60,482	4.8	56,121	4.5
Unsecured Debt	38,185	3.0	38,186	3.1
Equity/Warrants	39,859	3.1	44,282	3.6
Total	$1,275,265	100.0%	$1,245,538	100.0%

As of December 31, 2015, our income-bearing investment portfolio, which represented nearly 92.2% of our total portfolio, had a weighted average yield based upon cost of our portfolio investments of approximately 12.2%, and 79.3% of our income-bearing investment portfolio bore interest based on floating rates, such as LIBOR, and 20.7% bore interest at fixed rates.

As of September 30, 2015, our income-bearing investment portfolio, which represented nearly 94.8% of our total portfolio, had a weighted average yield based upon cost of our portfolio investments of approximately 12.3%, and 78.8% of our income-bearing investment portfolio bore interest based on floating rates, such as LIBOR, and 21.2% bore interest at fixed rates.

As of September 30, 2014, our income-bearing investment portfolio, which represented nearly 95.2% of our total portfolio, had a weighted average yield based upon cost of our portfolio investments of approximately 12.6%, and 74.0% of our income-bearing investment portfolio bore interest based on floating rates, such as LIBOR, and 26.0% bore interest at fixed rates.

MCC Advisors regularly assesses the risk profile of each of our investments and rates each of them based on the following categories, which we refer to as MCC Advisors’ investment credit rating:

Credit Rating	Definition
1	Investments that are performing above expectations.
2	Investments that are performing within expectations, with risks that are neutral or favorable compared to risks at the time of origination.
All new loans are rated ‘2’.
3	Investments that are performing below expectations and that require closer monitoring, but where no loss of interest, dividend or principal is expected.
Companies rated ‘3’ may be out of compliance with financial covenants, however, loan payments are generally not past due.
4	Investments that are performing below expectations and for which risk has increased materially since origination.
Some loss of interest or dividend is expected but no loss of principal.
In addition to the borrower being generally out of compliance with debt covenants, loan payments may be past due (but generally not more than 180 days past due).
5	Investments that are performing substantially below expectations and whose risks have increased substantially since origination.
Most or all of the debt covenants are out of compliance and payments are substantially delinquent.
Some loss of principal is expected.

The following table shows the distribution of our investments on the 1 to 5 investment performance rating scale at fair value as of December 31, 2015 (dollars in thousands):

Investment Performance Rating	Fair Value	Percentage
1	$96,296	8.6%
2	900,320	80.7
3	109,059	9.8
4	—	—
5	9,449	0.9
Total	$1,115,124	100.0%

The following table shows the distribution of our investments on the 1 to 5 investment performance rating scale at fair value as of September 30, 2015 (dollars in thousands):

Investment Performance Rating	Fair Value	Percentage
1	$146,699	12.0%
2	947,949	78.0
3	121,444	10.0
4	—	—
5	—	—
Total	$1,216,092	100.0%

The following table shows the distribution of our investments on the 1 to 5 investment performance rating scale at fair value as of September 30, 2014 (dollars in thousands):

Investment Performance Rating	Fair Value	Percentage
1	$64,873	5.2%
2	1,121,981	90.1
3	18,347	1.5
4	—	—
5	40,337	3.2
Total	$1,245,538	100.0%

Results of Operations

Operating results for the three months ended December 31, 2015 and 2014 are as follows (dollars in thousands):

	For the three months ended December 31
	2015	2014
Total investment income	$34,427	$39,849
Total expenses, net	18,761	19,459
Net investment income	15,666	20,390
Net realized gains (losses)	5,378	(217)
Net unrealized gains (losses) on investments	(60,024)	(38,700)
Change in provision for deferred taxes on unrealized gains/(loss) on investments	(224)	211
Net increase in net assets resulting from operations	$(39,204)	$(18,316)

Operating results for the years ended September 30, 2015, 2014 and 2013 are as follows (dollars in thousands):

	For the years ended September 30
	2015	2014	2013
Total investment income	$149,196	$139,390	$88,991
Total expenses, net	76,260	64,722	42,592
Net investment income	72,936	74,668	46,399
Net realized gains (losses)	(60,910)	356	261
Net unrealized gains (losses) on investments	(26,723)	(21,274)	(7,242)
Change in provision for deferred taxes on unrealized gains/(loss) on investments	(61)	(1,592)	—
Net increase in net assets resulting from operations	$(14,758)	$52,158	$39,418

Investment Income

For the three months ended December 31, 2015, investment income totaled $34.4 million, of which $31.4 million was attributable to portfolio interest and dividend income, and $3.0 million to fee income. For the three months ended December 31, 2014, investment income totaled $39.9 million, of which $35.8 million was attributable to portfolio interest and $4.1 million to fee income.

For the year ended September 30, 2015, investment income totaled $149.2 million, of which $138.5 million was attributable to portfolio interest and dividend income, and $10.7 million to fee income. For the year ended September 30, 2014, investment income totaled $139.4 million, of which $110.3 million was attributable to portfolio interest and $29.1 million to fee income. For the year ended September 30, 2013, investment income totaled $89.0 million, of which $73.2 million was attributable to portfolio interest and $15.8 million to fee income.

Operating Expenses

Operating expenses for the three months ended December 31, 2015 and 2014 are as follows (dollars in thousands):

	For the three months ended December 31
	2015	2014
Base management fees	$5,347	$5,784
Incentive fees	3,916	5,098
Interest and financing expenses	6,970	6,357
Administrator expenses	916	1,022
General and administrative	710	350
Professional fees	633	532
Insurance	135	143
Directors fees	134	173
Expenses	$18,761	$19,459

For the three months ended December 31, 2015, total operating expenses before manager expense waiver and reimbursement decreased by $0.7 million, or (3.6%), compared to the three months ended December 31, 2014.

Interest and financing expenses were higher in the three months ended December 31, 2015 than the three months ended December 31, 2014 as a result of an increase in commitment on a four-year senior secured revolving credit facility, issuing $40.0 million in aggregate principal amount of 7.125% unsecured notes that mature on March 30, 2019 (the “2019 Notes”), an increase in commitment on a five-year senior secured term loan credit facility, issuing $63.5 million in aggregate principal amount of 6.125% unsecured notes that mature on March 30, 2023 (the “2023 Notes”), issuing $70.8 million in aggregate principal amount of 6.50% unsecured notes that mature on January 30, 2021 (the “2021 Notes”), and issuing SBA-guaranteed debentures (“SBA Debentures”).

Excluding interest and financing expenses, expenses decreased for the three months ended December 31, 2015 compared to the three months ended December 31, 2014 due to a decrease in base management fees, incentive fees, and administrative service fees offset by an increase in professional fees and general and administrative expenses. Base management fees, which are calculated based on average gross assets, decreased due to the decline in the portfolio throughout the period. The incentive fee decreased as a result of the decrease in pre-incentive fee net investment income. Administrative service fees decreased due to lower administrator expenses. Professional fees have increased due to higher legal, audit, and valuation service expenses.

Operating expenses for the years ended September 30, 2015, 2014 and 2013 are as follows (dollars in thousands):

	For the years ended September 30
	2015	2014	2013
Base management fees	$22,450	$17,684	$10,918
Incentive fees	18,234	18,667	11,600
Interest and financing expenses	25,531	20,133	13,448
Administrator expenses	4,107	3,353	2,475
Professional fees	2,865	2,251	1,846
Directors fees	1,932	551	461
Insurance	579	570	377
General and administrative	562	1,513	1,316
Organizational Expense	—	—	151
Expenses	$76,260	$64,722	$42,592

For the year ended September 30, 2015, total operating expenses before manager expense waiver and reimbursement increased by $11.5 million, or 17.8%, compared to the year ended September 30, 2014.

For the year ended September 30, 2014, total operating expenses before manager expense waiver and reimbursement increased by $22.1 million, or 51.9%, compared to the year ended September 30, 2013.

For the year ended September 30, 2013, total operating expenses before manager expense waiver and reimbursement increased by $21.6 million, or 102.7%, compared to the year ended September 30, 2012.

Interest and financing expenses were higher in the year ended September 30, 2015 than the year ended September 30, 2014 as a result of increase in commitment on a four-year senior secured revolving credit facility, issuing $40.0 million in aggregate principal amount of 7.125% unsecured notes that mature on March 30, 2019 (the “2019 Notes”), an increase in commitment on a five-year senior secured term loan credit facility, issuing $63.5 million in aggregate principal amount of 6.125% unsecured notes that mature on March 30, 2023 (the “2023 Notes”) and issuing SBA-guaranteed debentures.

Excluding interest and financing expenses, expenses increased for the year ended September 30, 2015 compared to the year ended September 30, 2014 due to an increase in professional fees, base management fees, administrative service fees and general administrative expenses offset by a decrease in incentive fees. Professional fees and administrative service fees have increased due to higher legal, audit, valuation services and administrator expenses. Base management fees, which are calculated based on average gross assets, increased due to the growth in the portfolio throughout the period. The incentive fee decreased as a result of the decrease in pre-incentive fee net investment income.

Net Realized Gains/Losses from Investments

We measure realized gains or losses by the difference between the net proceeds from the disposition and the amortized cost basis of an investment, without regard to unrealized gains or losses previously recognized.

During the three months ended December 31, 2015 and 2014, we recognized $5.4 million of realized gain and $0.2 million of realized loss on our portfolio investments, respectively.

During the years ended September 30, 2015, 2014 and 2013 we recognized $60.9 million of realized loss, $0.4 million of realized gains, and $0.3 million of realized gains on our portfolio investments, respectively.

Net Unrealized Appreciation/Depreciation on Investments

Net change in unrealized appreciation or depreciation on investments reflects the net change in the fair value of our investment portfolio. For the three months ended December 31, 2015 and 2014, we had $60.0 million and $38.7 million of unrealized depreciation, respectively, on portfolio investments. For the years ended September 30, 2015, 2014 and 2013, we had $26.7 million, $21.3 million and $7.2 million of unrealized depreciation, respectively, on portfolio investments.

Provision for Deferred Taxes on Unrealized Appreciation on Investments

Certain consolidated subsidiaries of ours are subject to U.S. federal and state income taxes. These taxable subsidiaries are not consolidated with the Company for income tax purposes, but are consolidated for GAAP purposes, and may generate income tax liabilities or assets from temporary differences in the recognition of items for financial reporting and income tax purposes at the subsidiaries. For the three months ended December 31, 2015 and 2014, the Company recognized a provision for deferred tax on unrealized gains of ($0.2) million and $0.2 million for consolidated subsidiaries, respectively. For the years ended September 30, 2015 and 2014, the Company recognized a provision for deferred tax on unrealized gains of $0.1 million and $1.6 million for consolidated subsidiaries, respectively. For the year ended September 30, 2013, the Company did not recognize a provision for deferred tax on unrealized gain.

Changes in Net Assets from Operations

For the three months ended December 31, 2015, we recorded a net decrease in net assets resulting from operations of $39.2 million compared to a net decrease in net assets resulting from operations of $18.3 million for the three months ended December 31, 2014 as a result of the factors discussed above. Based on 56,300,067 and 58,733,284 weighted average common shares outstanding for the three months ended December, 2015 and 2014, respectively, our per share net decrease in net assets resulting from operations was $0.70 for the three months ended December 31, 2015 compared to a per share net decrease in net assets from operations of $0.31 for the three months ended December 31, 2014.

For the year ended September 30, 2015, we recorded a net decrease in net assets resulting from operations of $14.8 million compared to a net increase in net assets resulting from operations of $52.2 million for the year ended September 30, 2014 and $39.4 million for the year ended September 30, 2013 as a result of the factors discussed above. Based on 57,624,779, 47,366,892 and 30,246,247 weighted average common shares outstanding for the years ended September 30, 2015, 2014 and 2013, respectively, our per share net decrease in net assets resulting from operations was $0.26 for the year ended September 30, 2015 compared to a per share net increase in net assets from operations of $1.10 for the year ended September 30, 2014 and $1.30 for the year ended September 30, 2013.

Financial Condition, Liquidity and Capital Resources

As a RIC, we distribute substantially all of our net income to our stockholders and have an ongoing need to raise additional capital for investment purposes. To fund growth, we have a number of alternatives available to increase capital; including raising equity, increasing debt, and funding from operational cash flow.

Our liquidity and capital resources have been generated primarily from the net proceeds of public offerings of common stock, advances from the Revolving Facility and the Term Loan Facility and net proceeds from the issuance of notes as well as cash flows from operations.

On July 28, 2015, we entered into Amendment No. 7 to our existing Revolver Amendment and Amendment No. 7 to our existing Term Loan Amendment, each with certain lenders party thereto and ING Capital LLC, as administrative agent. The Amendments amend certain provisions of the Facilities.

The pricing in the case of the Term Loan Facility was reduced for LIBOR loans from LIBOR (with no minimum) plus 3.25% to LIBOR plus 3.00%. The pricing on the Revolving Credit Facility will remain the same at LIBOR (with no minimum) plus 2.75%. Both the Term Loan Facility and Revolving Credit Facility will decrease by an additional 25 basis points upon receiving an investment grade rating from Standard & Poor’s.

Additionally, the Term Loan Facility’s bullet maturity was extended from June 2019 to July 2020 and the Revolving Credit Facility’s revolving period was extended from June 2017 to July 2019, followed by a one-year amortization period and a final maturity in July 2020.

On December 17, 2015, the Company issued $70.8 million in aggregate principal amount of 6.50% unsecured notes that mature on January 30, 2021 (the “2021 Notes” and together with the 2019 Notes and 2023 Notes, the “Notes”). The 2021 Notes may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after January 30, 2019. The 2021 Notes bear interest at a rate of 6.50% per year, payable quarterly on January 30, April 30, July 30 and October 30 of each year, beginning January 30, 2016. The 2021 Notes are listed on the New York Stock Exchange and trade thereon under the trading symbol “MCX”.

As of December 31, 2015 and September 30, 2015, total commitments under the Facilities are $517.5 million, comprised of $343.5 million committed to the Revolving Credit Facility and $174.0 million funded under the Term Loan Facility.

As of December 31, 2015 and September 30, 2015, there was $89.2 million and $192.7 million, respectively, outstanding under the Revolving Facility. As of December 31, 2015 and September 30, 2015, there was $174.0 million outstanding under the Term Loan Facility.

As of December 31, 2015 and September 30, 2015, we had $24.1 million and $15.7 million, respectively, in cash. In the future, we may generate cash from future offerings of securities, future borrowings and cash flows from operations, including interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less. Our primary use of funds is investments in our targeted asset classes, cash distributions to our stockholders, and other general corporate purposes.

In order to satisfy the Code requirements applicable to a RIC, we intend to distribute to our stockholders substantially all of our net income for each taxable year, but we may also elect to periodically spill over certain excess undistributed net income from one tax year into the next tax year and pay any applicable U.S. federal excise tax. In addition, as a BDC, we generally are required to meet a coverage ratio of total assets to total senior securities, which include borrowings and any preferred stock we may issue in the future, of at least 200%. This requirement limits the amount that we may borrow.

On March 26, 2013, our wholly-owned subsidiary, Medley SBIC LP (“SBIC LP”) received a Small Business Investment Company (“SBIC”) license from the Small Business Administration (“SBA”).

The SBIC license allows the SBIC LP to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed on a semi-annual basis at a market-driven spread over U.S. Treasury Notes with 10-year maturities. The SBA, as a creditor, will have a superior claim to the SBIC LP’s assets over our stockholders in the event we liquidate the SBIC LP or the SBA exercises its remedies under the SBA-guaranteed debentures issued by the SBIC LP upon an event of default.

SBA regulations currently limit the amount that the SBIC LP may borrow to a maximum of $150 million when it has at least $75 million in regulatory capital, receives a capital commitment from the SBA and has been through an examination by the SBA subsequent to licensing.

On November 16, 2012, we obtained exemptive relief from the SEC to permit us to exclude the debt of the SBIC LP guaranteed by the SBA from our 200% asset coverage test under the 1940 Act. The exemptive relief provides us with increased flexibility under the 200% asset coverage test by permitting it to borrow up to $150 million more than it would otherwise be able to absent the receipt of this exemptive relief.

As of December 31, 2015 and September 30, 2015, SBIC LP had $75.0 million in regulatory capital and had $150.0 million SBA-guaranteed debentures outstanding.

Contractual Obligations and Off-Balance Sheet Arrangements

As of December 31, 2015 and September 30, 2015, we had commitments under loan and financing agreements to fund up to $15.0 million to 8 portfolio companies and $28.1 million to 12 portfolio companies, respectively. These commitments are primarily composed of senior secured term loans and a revolver and an analysis of their value is included in the Consolidated Schedule of Investments. The commitments are generally subject to the borrowers meeting certain criteria such as compliance with covenants and certain operational metrics. The terms of the borrowings and financings subject to commitment are comparable to the terms of other loan and equity securities in our portfolio. A summary of the composition of the unfunded commitments as of December 31, 2015 and September 30, 2015 is shown in the table below (dollars in thousands):

	As of
	December 31, 2015	September 30, 2015
DHISCO Electronic Distribution, Inc. – Revolver	$3,048	$3,048
Autosplice, Inc	3,026	3,026
RCS Management Corporation & Specialized Medical Services, Inc	3,000	5,000
Tenere Acquisition Corp.	2,000	2,000
Ship Supply Acquisition Corporation	1,036	622
Point.360	960	1,600
Black Angus Steakhouses, LLC – Delayed Draw TL	893	893
Black Angus Steakhouses, LLC – Revolver	536	446
Be Green Manufacturing and Distribution Centers LLC – Revolver	479	479
Red Skye Wireless LLC	—	7,500
Freedom Powersports LLC – (DDTL)	—	1,800
Be Green Manufacturing and Distribution Centers LLC – Delayed Draw TL	—	750
Meridian Behavioral Health, LLC (Term Loan B)	—	500
Access Media Holdings, LLC	—	424
Total	$14,978	$28,088

As of September 30, 2015 and September 30, 2014, we had commitments under loan and financing agreements to fund up to $28.1 million to 12 portfolio companies and $70.2 million to 13 portfolio companies, respectively. These commitments are primarily composed of senior secured term loans and a revolver and an analysis of their value is included in the Consolidated Schedule of Investments. The commitments are generally subject to the borrowers meeting certain criteria such as compliance with covenants and certain operational metrics. The terms of the borrowings and financings subject to commitment are comparable to the terms of other loan and equity securities in our portfolio. A summary of the composition of the unfunded commitments as of September 30, 2015 and September 30, 2014 is shown in the table below (dollars in thousands):

	As of
	September 30, 2015	September 30, 2014
Red Skye Wireless LLC	$7,500	$15,000
RCS Management Corporation & Specialized Medical Services, Inc	5,000	—
DHISCO Electronic Distribution, Inc. – Revolver	3,048	—
Autosplice, Inc	3,026	3,026
Tenere Acquisition Corp.	2,000	2,000
Freedom Powersports LLC – (DDTL)	1,800	4,800
Point.360	1,600	—
Black Angus Steakhouses, LLC – Delayed Draw TL	893	—
Be Green Manufacturing and Distribution Centers LLC – Delayed Draw TL	750	2,375
Ship Supply Acquisition Corporation	622	—
Meridian Behavioral Health, LLC (Term Loan B)	500	2,500
Be Green Manufacturing and Distribution Centers LLC – Revolver	479	479
Black Angus Steakhouses, LLC – Revolver	446	—
Access Media Holdings, LLC	424	—
AM3 Pinnacle Corporation	—	165
DLR Restaurants LLC	—	2,500
DreamFinders Homes – TLB	—	7,073
Merchant Cash and Capital LLC (First Lien)	—	5,297
Miratech Intermediate Holdings, Inc. (DDTL)	—	14,769
Nation Safe Drivers Holdings, Inc.	—	4,721
Sendero Drilling Company LLC	—	5,495
Total	$28,088	$70,200

We have certain contracts under which we have material future commitments. We have entered into an investment management agreement with MCC Advisors in accordance with the 1940 Act. The investment management agreement became effective upon the pricing of our initial public offering. Under the investment management agreement, MCC Advisors has agreed to provide us with investment advisory and management services. For these services, we have agreed to pay a base management fee equal to a percentage of our gross assets and an incentive fee based on our performance.

We have also entered into an administration agreement with MCC Advisors as our administrator. The administration agreement became effective upon the pricing of our initial public offering. Under the administration agreement, MCC Advisors has agreed to furnish us with office facilities and equipment, provide us clerical, bookkeeping and record keeping services at such facilities and provide us with other administrative services necessary to conduct our day-to-day operations. MCC Advisors will also provide on our behalf significant managerial assistance to those portfolio companies to which we are required to provide such assistance.

The following table shows our payment obligations for repayment of debt and other contractual obligations at December 31, 2015 (dollars in thousands):

	Payment Due by Period
	Total	Less than 1 year	1 – 3 years	3 – 5 years	More than 5 years
Revolving Facility	$89,200	$—	$—	$89,200	$—
Term Loan Facility	174,000	—	—	174,000	—
7.125% Notes	40,000	—	—	40,000	—
6.50% Notes	70,763	—	—	—	70,763
6.125% Notes	63,500	—	—	—	63,500
SBA Debenture	150,000	—	—	—	150,000
Total contractual obligations	$587,463	$—	$—	$303,200	$284,263

The following table shows our payment obligations for repayment of debt and other contractual obligations at September 30, 2015 (dollars in thousands):

	Payment Due by Period
	Total	Less than 1 year	1 – 3 years	3 – 5 years	More than 5 years
Revolving Facility	$192,700	$—	$—	$192,700	$—
Term Loan Facility	174,000	—	—	174,000	—
7.125% Notes	40,000	—	—	40,000	—
6.125% Notes	63,500	—	—	—	63,500
SBA Debenture	150,000	—	—	—	150,000
Total contractual obligations	$620,200	$—	$—	$406,700	$213,500

If any of the contractual obligations discussed above are terminated, our costs under any new agreements that we enter into may increase. In addition, we would likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under our investment management agreement and our administration agreement. Any new investment management agreement would also be subject to approval by our stockholders.

On March 27, 2015, Medley Capital Corporation and Great American Life Insurance Company (“GALIC”) entered into a limited liability company operating agreement to co-manage MCC Senior Loan Strategy JV I LLC (“MCC JV”). Medley Capital Corporation and GALIC have committed to provide $100 million of equity to MCC JV, with Medley Capital Corporation providing $87.5 million and GALIC providing $12.5 million. MCC JV commenced operations on July 15, 2015. On August 4, 2015, MCC JV entered into a senior secured revolving credit facility (the “JV Facility”) led by Credit Suisse, AG with initial commitments of $100 million. As of December 31, 2015, MCC JV has not drawn on the JV Facility. As of December 31, 2015, MCC JV had total investments at fair value of $29.4 million. As of December 31, 2015, MCC JV’s portfolio was comprised of senior secured first lien loans to 9 different borrowers. As of December 31, 2015, none of these loans were on non-accrual status. As of September 30, 2015, MCC JV has not drawn on the JV Facility. As of September 30, 2015, MCC JV had total investments at fair value of $14.3 million. As of September 30, 2015, MCC JV’s portfolio was comprised of senior secured first lien loans to 5 different borrowers. As of September 30, 2015, none of these loans was on non-accrual status.

Medley Capital Corporation has determined that MCC JV is an investment company under ASC 946, however in accordance with such guidance, Medley Capital Corporation will generally not consolidate its investment in a company other than a wholly owned investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, Medley Capital Corporation does not consolidate its interest in MCC JV.

Distributions

We have elected and qualified to be treated for U.S. federal income tax purposes as a RIC under subchapter M of the Code. As a RIC, in any taxable year with respect to which we timely distribute at least 90 percent of the sum of our (i) investment company taxable income (which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses) determined without regard to the deduction for dividends paid and (ii) net tax exempt interest income (which is the excess of our gross tax exempt interest income over certain disallowed deductions), we (but not our stockholders) generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gains that we distribute to our stockholders. We intend to distribute annually all or substantially all of such income and capital gains. To the extent that we retain our net capital gains or any investment company taxable income in excess of the amount we are required to distribute to satisfy our minimum distribution requirement, we will be subject to U.S. federal income tax. We may choose to retain such amounts, and pay the associated federal corporate income tax, if we determine it is in the best interest of shareholders to do so or if we need to use such amounts for other corporate purposes.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax payable by us. To avoid this tax, we must distribute (or be deemed to have distributed) during each calendar year an amount equal to the sum of:

(1)	at least 98.0 percent of our net ordinary income (not taking into account any capital gains or losses) for the calendar year;
(2)	at least 98.2 percent of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for a one-year period ending on October 31st of the calendar year; and
(3)	income realized, but not distributed, in preceding years and on which we did not pay federal income tax.

While we intend to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% U.S. federal excise tax, sufficient amounts of our taxable income and capital gains may not be distributed to avoid entirely the imposition of the tax. In addition, we may elect to periodically spill over certain excess undistributed net income and capital gains from one tax year to the next tax year. In either case, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

We intend to pay quarterly dividends to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to pay a specified level of dividends or year-to-year increases in dividends. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC could limit our ability to pay dividends. All dividends will be paid at the discretion of our board of directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable BDC regulations and such other factors as our board of directors may deem relevant from time to time. We cannot assure you that we will pay dividends to our stockholders in the future.

To the extent our taxable earnings fall below the total amount of our distributions for a taxable year, a portion of those distributions may be deemed a return of capital to our stockholders for U.S. federal income tax purposes. Stockholders should read any written disclosure accompanying a distribution carefully and should not assume that the source of any distribution is our ordinary income or gains.

We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a cash dividend or other distribution, each stockholder that has not “opted out” of our dividend reinvestment plan will have their dividends automatically reinvested in additional shares of our common stock rather than receiving cash dividends. Stockholders who receive distributions in the form of shares of common stock will be subject to the same federal, state and local tax consequences as if they received cash distributions.

The following table summarizes the dividend distributions during the three months ended December 31, 2015:

Date Declared	Record Date	Payment Date	Amount Per Share
11/5/2015	11/25/2015	12/18/2015	$0.30

The following table summarizes the dividends declared for the year ended September 30, 2015:

Date Declared	Record Date	Payment Date	Amount Per Share
10/30/2014	11/26/2014	12/12/2014	$0.37
2/9/2015	2/25/2015	3/13/2015	0.30
5/6/2015	5/20/2015	6/12/2015	0.30
8/5/2015	8/19/2015	9/11/2015	0.30

Related Party Transactions

Concurrent with the pricing of our initial public offering, we entered into a number of business relationships with affiliated or related parties, including the following:

•	We entered into an investment management agreement with MCC Advisors. Mr. Brook Taube, our chairman and chief executive officer, is a managing partner and senior portfolio manager of MCC Advisors, and Mr. Seth Taube, one of our directors, is a managing partner of MCC Advisors.
•	MCC Advisors provides us with the office facilities and administrative services necessary to conduct day-to-day operations pursuant to our administration agreement. We reimburse MCC Advisors for the allocable portion (subject to the review and approval of our board of directors) of overhead and other expenses incurred by it in performing its obligations under the administration agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs.
•	We have entered into a license agreement with Medley Capital LLC, pursuant to which Medley Capital LLC has granted us a non-exclusive, royalty-free license to use the name “Medley.”
•	Certain affiliates of MCC Advisors, Medley Capital LLC, their respective affiliates and some of their employees purchased in the initial public offering an aggregate of 833,333 shares of common stock at the initial public offering price per share of $12.00. We received the full proceeds from the sale of these shares, and no underwriting discounts or commissions were paid in respect of these shares.

MCC Advisors and its affiliates may in the future manage other accounts that have investment mandates that are similar, in whole and in part, with ours. MCC Advisors and its affiliates may determine that an investment is appropriate for us and for one or more of those other accounts. In such event, depending on the availability of such investment and other appropriate factors, and pursuant to MCC Advisors’ allocation policy, MCC Advisors or its affiliates may determine that we should invest side-by-side with one or more other accounts. We will not make any investments if they are not permitted by applicable law and interpretive positions of the SEC and its staff, or if they are inconsistent with MCC Advisors’ allocation procedures.

In addition, we have adopted a formal code of ethics that governs the conduct of our and MCC Advisors’ officers, directors and employees. Our officers and directors also remain subject to the duties imposed by both the 1940 Act and the Delaware General Corporation Law.

Management Fee

Pursuant to the investment management agreement, we pay our investment adviser a fee for investment management services consisting of two components — a base management fee and an incentive fee.

MCC Advisors receives a base management fee from us payable quarterly in arrears, at an annual rate of 1.75% of our gross assets, including any assets acquired with the proceeds of leverage. MCC Advisors agreed to waive the base management fee payable with respect to cash and cash equivalents held by the Company through December 31, 2011.

The investment management agreement also provides that MCC Advisors is entitled to an incentive fee. The incentive fee consists of the following two parts:

The first, calculated and payable quarterly in arrears is based on our pre-incentive fee net investment income earned during the calendar quarter for which the Incentive Fee is being calculated. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies accrued during the calendar quarter, minus our operating expenses for the quarter including the base management fee, expenses payable under the administration agreement (as defined below), and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee. Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets calculated as of the end of the calendar quarter immediately preceding the calendar quarter for which the incentive fee is being calculated, will be compared to a “hurdle rate” of 2.0% per quarter (8.0% annualized). We will pay the Adviser an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

(1)	no incentive fee for any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate;
(2)	100.0% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5% (10.0% annualized) in any calendar quarter; and
(3)	20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.5% (10.0% annualized) in any calendar quarter.

The second part of the incentive fee (the “Capital Gains Fee”) is determined and payable in arrears as of the end of each calendar year (or upon termination of the Management Agreement, as of the termination date) and is calculated at the end of each applicable year by subtracting (1) the sum of our cumulative realized capital losses and unrealized capital depreciation from (2) our cumulative aggregate realized capital gains. If the amount so calculated is positive, then the Capital Gains Fee for such year is equal to 20.0% of such amount, less the aggregate amount of Capital Gains Fee paid in all prior years. If such amount is negative, then no Capital Gains Fee will be payable for such year. If this Agreement is terminated as of a date that is not a calendar year end, the termination date shall be treated as though it were a calendar year end for purposes of calculating and paying a Capital Gains Fee.

The Company calculates incentive fee as if the Company had realized all assets at their fair values and liabilities at their settlement amounts as of the reporting date. Accordingly, the Company accrues a provisional incentive fee taking into account any unrealized gains. As the provisional incentive fee is subject to the performance of investments until there is a realization event, the amount of provisional incentive fee accrued at a reporting date may vary from the incentive fee that is ultimately paid, and the differences could be material.

On December 3, 2015, MCC Advisors recommended and, in consultation with the Board, agreed to reduce fees under the investment management agreement. Beginning January 1, 2016, the base management fee will be reduced to 1.50% on gross assets above $1 billion. In addition, MCC Advisors will reduce its incentive fee from 20% on pre incentive fee net investment income over an 8% hurdle, to 17.5% on pre-incentive fee net investment income over a 6% hurdle. Moreover, the revised incentive fee will include a netting mechanism and will be subject to a rolling three-year look back from January 1, 2016 forward. Under no circumstances will the new fee structure result in higher fees to MCC Advisors than fees under the current investment management agreement.

Critical Accounting Policies

The preparation of financial statements and related disclosures in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified the following items as critical accounting policies.

Valuation of Portfolio Investments

We value investments for which market quotations are readily available at their market quotations, which are generally obtained from an independent pricing service or multiple broker-dealers or market makers. We weight the use of third-party broker quotes, if any, in determining fair value based on our understanding of the level of actual transactions used by the broker to develop the quote and whether the quote was an indicative price or binding offer. However, a readily available market value is not expected to exist for many of the investments in our portfolio, and we value these portfolio investments at fair value as determined in good faith by our board of directors under our valuation policy and process. We may seek pricing information with respect to certain of our investments from pricing services or brokers or dealers in order to value such investments. We also employ independent third party valuation firms for all of our investments for which there is not a readily available market value.

Valuation methods may include comparisons of financial ratios of the portfolio companies that issued such private equity securities to peer companies that are public, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business, and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we will consider the pricing indicated by the external event to corroborate the private equity valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

Our board of directors is ultimately and solely responsible for determining the fair value of the investments in our portfolio that are not publicly traded, whose market prices are not readily available on a quarterly basis or any other situation where portfolio investments require a fair value determination.

With respect to investments for which market quotations are not readily available, our board of directors will undertake a multi-step valuation process each quarter, as described below:

•	Our quarterly valuation process begins with each investment being initially valued by the investment professionals responsible for monitoring the portfolio investment.
•	Preliminary valuation conclusions are then documented and discussed with senior management.
•	At least twice annually, the valuation for each portfolio investment is reviewed by an independent valuation firm.
•	The audit committee of our board of directors reviews the preliminary valuations of the investment professionals, senior management and independent valuation firms.
•	Our board of directors discusses the valuations and determines the fair value of each investment in our portfolio in good faith based on the input of MCC Advisors, the respective independent valuation firms and the audit committee.

In following these approaches, the types of factors that are taken into account in fair value pricing investments include available current market data, including relevant and applicable market trading and transaction comparables; applicable market yields and multiples; security covenants; call protection provisions; information rights; the nature and realizable value of any collateral; the portfolio company’s ability to make payments; the portfolio company’s earnings and discounted cash flows; the markets in which the portfolio company does business; comparisons of financial ratios of peer companies that are public; comparable merger and acquisition transactions; and the principal market and enterprise values.

Determination of fair values involves subjective judgments and estimates not verifiable by auditing procedures. Under current auditing standards, the notes to our financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our consolidated financial statements.

Revenue Recognition

Our revenue recognition policies are as follows:

Investments and Related Investment Income We account for investment transactions on a trade-date basis and interest income, adjusted for amortization of premiums and accretion of discounts, is recorded on an accrual basis. For investments with contractual PIK interest, which represents contractual interest accrued and added to the principal balance that generally becomes due at maturity, we will not accrue PIK interest if the portfolio company valuation indicates that the PIK interest is not collectible. Origination, closing and/or commitment fees associated with investments in portfolio companies are recognized as income when the investment transaction closes. Other fees are capitalized as deferred revenue and recorded into income over the respective period. Prepayment penalties received by the Company for debt instruments paid back to the Company prior to the maturity date are recorded as income upon receipt. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the amortized cost basis of investment, without regard to unrealized gains or losses previously recognized. We report changes in the fair value of investments that are measured at fair value as a component of the net change in unrealized appreciation (depreciation) on investments in our consolidated statement of operations.

Non-accrual We place loans on non-accrual status when principal and interest payments are past due by 90 days or more, or when there is reasonable doubt that we will collect principal or interest. Accrued interest is generally reversed when a loan is placed on non-accrual. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in our management’s judgment, are likely to remain current. At December 31, 2015, seven investments were on non-accrual status with a combined fair value of approximately $46.6 million, or 4.2% of the fair value of our portfolio. At September 30, 2015, three investments were on non-accrual status with a combined fair value of approximately $25.5 million, or 2.1% of the fair value of our portfolio. At September 30, 2014, four investments were on non-accrual status with a combined fair value of approximately $40.3 million, or 3.2% of the fair value of our portfolio. At September 30, 2013, one investment was on PIK non-accrual status with a fair value of approximately $4.1 million, or 0.6% of the fair value of our portfolio.

Federal Income Taxes

The Company has elected and qualified to be treated for U.S. federal income tax purposes as a RIC under subchapter M of the Code, commencing with its first taxable year as a corporation, and it intends to operate in a manner so as to maintain its RIC tax treatment. As a RIC, among other things, the Company is required to meet certain source of income and asset diversification requirements. Once qualified as a RIC, the Company must timely distribute to its stockholders at least 90% of the sum of its investment company taxable income (“ICTI”) including PIK, as defined by the Code, and net tax exempt interest income (which is the excess of its gross tax exempt interest income over certain disallowed deductions) for each taxable year in order to be eligible for tax treatment under subchapter M of the Code. The Company will be subject to a nondeductible U.S. federal excise tax of 4% on undistributed income and capital gains if it does not distribute at least 98% of its net ordinary income for any calendar year and 98.2% of its capital gain net income for each one-year period ending on October 31 of such calendar year and any income realized, but not distributed, in preceding years and on which it did not pay federal income tax. Depending on the level of ICTI earned in a tax year, the Company may choose to carry forward ICTI in excess of current year dividend distributions into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions for excise tax purposes, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. Any such carryover ICTI must be distributed before the end of that next tax year through a dividend declared prior to filing the final tax return related to the year which generated such ICTI.

Because federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Recent Developments

On December 3, 2015, the Board authorized an increase of the current share repurchase program to $50 million and extended the duration through December 31, 2016. Under this program, the Company has been authorized to programmatically buy stock up to NAV per share under a 10b5-1 program.

On December 3, 2015, MCC Advisors recommended and, in consultation with the Board, agreed to reduce fees under the investment management agreement. Pursuant to a fee waiver agreement executed by MCC Advisors on February 8, 2016, effective January 1, 2016, the base management fee will be calculated at an annual rate of 1.75% of up to $1.0 billion of the Company’s gross assets and 1.50% of any amounts over $1.0 billion of the Company’s gross assets, and payable quarterly in arrears (the “Reduced Base Management Fee”). The Reduced Base Management Fee will be calculated based on the average value of the Company’s gross assets at the end of the two most recently completed calendar quarters and will be appropriately pro-rated for any partial quarter.

In addition, effective January 1, 2016, the incentive fee based on net investment income will be determined and paid quarterly in arrears at the end of each calendar quarter by reference to our aggregate net investment income, as adjusted as described below (the “Reduced Incentive Fee on Net Investment Income”), from the calendar quarter then ending and the eleven preceding calendar quarters (or if shorter, the number of quarters that have occurred since January 1, 2016). We refer to such period as the “Trailing Twelve Quarters.” The hurdle amount for the Reduced Incentive Fee on Net Investment Income is determined on a quarterly basis, and is equal to 1.5% multiplied by the Company’s net assets at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters. The hurdle amount is calculated after making appropriate adjustments to the Company’s net assets, as determined as of the beginning of each applicable calendar quarter, in order to account for any capital raising or other capital actions as a result of any issuances by the Company of its common stock (including issuances pursuant to our dividend reinvestment plan), any repurchase by the Company of its own common stock, and any dividends paid by the Company, each as may have occurred during the relevant quarter. Any Reduced Incentive Fee on Net Investment Income will be paid to MCC Advisors on a quarterly basis, and will be based on the amount by which (A) aggregate net investment income (“Ordinary Income”) in respect of the relevant Trailing Twelve Quarters exceeds (B) the hurdle amount for such Trailing Twelve Quarters. The amount of the excess of (A) over (B) described in this paragraph for such Trailing Twelve Quarters is referred to as the “Excess Income Amount.” For the avoidance of doubt, Ordinary Income is net of all fees and expenses, including the Reduced Base Management Fee but excluding any incentive fee on pre-incentive fee net investment income or on the Company’s capital gains.

Quarterly Incentive Fee Based on Net Investment Income

The Reduced Incentive Fee on Net Investment Income for each quarter is determined as follows:

•	No incentive fee based on net investment income is payable to MCC Advisors for any calendar quarter for which there is no Excess Income Amount.
•	100% of the Ordinary Income, if any, that exceeds the hurdle amount, but is less than or equal to an amount, which we refer to as the “Catch-up Amount,” determined as the sum of 1.8182% multiplied by the Company’s net assets at the beginning of each applicable calendar quarter, as adjusted as noted above, comprising the relevant Trailing Twelve Quarters is included in the calculation of the Reduced Incentive Fee on Net Investment Income; and
•	17.5% of the Ordinary Income that exceeds the Catch-up Amount is included in the calculation of the Reduced Incentive Fee on Net Investment Income.

The amount of the Reduced Incentive Fee on Net Investment Income that will be paid to MCC Advisors for a particular quarter will equal the excess of the incentive fee so calculated minus the aggregate incentive fees based on income that were paid in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant Trailing Twelve Quarters but not in excess of the Incentive Fee Cap (as described below).

The Reduced Incentive Fee on Net Investment Income that is paid to MCC Advisors for a particular quarter is subject to a cap (the “Incentive Fee Cap”). The Incentive Fee Cap for any quarter is an amount equal to (a) 17.5% of the Cumulative Net Return (as defined below) during the relevant Trailing Twelve Quarters minus (b) the aggregate incentive fees based on net investment income that was paid in respect of the first eleven calendar quarters (or a portion thereof) included in the relevant Trailing Twelve Quarters.

“Cumulative Net Return” means (X) the Ordinary Income in respect of the relevant Trailing Twelve Quarters minus (Y) any Net Capital Loss (as defined below), if any, in respect of the relevant Trailing Twelve Quarters. If, in any quarter, the Incentive Fee Cap is zero or a negative value, the Company will pay no incentive fee based on net investment income to MCC Advisors for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is a positive value but is less than the Reduced Incentive Fee based on Net Investment Income that is payable to MCC Advisors for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, the Company will pay a Reduced Incentive Fee on Net Investment Income to MCC Advisors equal to the Incentive Fee Cap for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is equal to or greater than the Reduced Incentive Fee on Net Investment Income that is payable to MCC Advisors for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, the Company will pay a Reduced Incentive Fee on Net Investment Income to MCC Advisors, calculated as described above, for such quarter without regard to the Incentive Fee Cap.

“Net Capital Loss” in respect of a particular period means the difference, if positive, between (i) aggregate capital losses, whether realized or unrealized, and dilution to the Company’s net assets due to capital raising or capital actions, in such period and (ii) aggregate capital gains, whether realized or unrealized and accretion to the Company’s net assets due to capital raising or capital action, in such period.

Dilution to the Company’s net assets due to capital raising is calculated, in the case of issuances of common stock, as the amount by which the net asset value per share was adjusted over the transaction price per share, multiplied by the number of shares issued. Accretion to the Company’s net assets due to capital raising is calculated, in the case of issuances of common stock (including issuances pursuant to our dividend reinvestment plan), as the excess of the transaction price per share over the amount by which the net asset value per share was adjusted, multiplied by the number of shares issued. Accretion to the Company’s net assets due to other capital action is calculated, in the case of repurchases by the Company of its own common stock, as the excess of the amount by which the net asset value per share was adjusted over the transaction price per share multiplied by the number of shares repurchased by the Company.

For the avoidance of doubt, the purpose of the new fee structure is, beginning as of January 1, 2016, to permanently reduce aggregate fees payable to MCC Advisors by the Company. Beginning January 1, 2016, in order to ensure that the Company will pay MCC Advisors aggregate fees on a cumulative basis under the new fee structure that are less than the aggregate fees otherwise due under the Management Agreement, MCC advisors will, at the end of each quarter, calculate aggregate base management fees and incentive fees on net investment income under both the new fee structure and the fee structure under the Management Agreement, and if, at any time after January 1, 2016, the aggregate fees on a cumulative basis under the new fee structure would be greater than the aggregate fees on a cumulative basis under the fee structure under the Management Agreement, MCC Advisors shall only be entitled to the lesser of those two amounts.

On January 14, 2016, the Company closed an additional $3.3 million in aggregate principal amount of the 2021 Notes, pursuant to the partial exercise of the underwriters’ option to purchase additional notes.

On February 1, 2016, the Company’s Board of Directors declared a quarterly dividend of $0.30 per share payable on March 18, 2016, to stockholders of record at the close of business on February 24, 2016.

SENIOR SECURITIES
(dollar amounts in thousands, except per share data)

Information about our senior securities (including debt securities and other indebtedness) is shown in the following tables as of the quarter ended December 31, 2015 and the fiscal years ended September 30, 2015, 2014, 2013, 2012 and 2011. The report of our independent registered public accounting firm, Ernst & Young LLP, on the senior securities table as of September 30, 2015 is attached as an exhibit to the registration statement of which this prospectus is a part.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)		Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)		Average Market Value Per Unit
Revolving Facility
September 30, 2011	$—		—	N/A	(4)	N/A	(5)
September 30, 2012	$15,000		3,630	N/A	(4)	N/A	(5)
September 30, 2013	$2,500		3,256	N/A	(4)	N/A	(5)
September 30, 2014	$146,500		2,732	N/A	(4)	N/A	(5)
September 30, 2015	$192,700		2,318	N/A	(4)	N/A	(5)
December 31, 2015 (unaudited)	$89,200	(7)	2,286	N/A	(4)	N/A	(5)
Term Loan Facility
September 30, 2011	$—		—	N/A	(4)	N/A	(5)
September 30, 2012	$55,000		3,630	N/A	(4)	N/A	(5)
September 30, 2013	$120,000		3,256	N/A	(4)	N/A	(5)
September 30, 2014	$171,500		2,732	N/A	(4)	N/A	(5)
September 30, 2015	$174,000		2,318	N/A	(4)	N/A	(5)
December 31, 2015 (unaudited)	$174,000	(7)	2,286	N/A	(4)	N/A	(5)
2019 Notes
September 30, 2011	$—		—	N/A	(4)	$—
September 30, 2012	$40,000		3,630	N/A	(4)	$25.47
September 30, 2013	$40,000		3,256	N/A	(4)	$25.61
September 30, 2014	$40,000		2,732	N/A	(4)	$25.62
September 30, 2015	$40,000		2,318	N/A	(4)	$25.26
December 31, 2015 (unaudited)	$40,000	(7)	2,286	N/A	(4)	$25.18
2021 Notes
September 30, 2011	$—		—	N/A	(4)	$—
September 30, 2012	$—		—	N/A	(4)	$—
September 30, 2013	$—		—	N/A	(4)	$—
September 30, 2014	$—		—	N/A	(4)	$—
September 30, 2015	$—		—	N/A	(4)	$—
December 31, 2015 (unaudited)	$70,763	(7)	2,286	N/A	(4)	$24.56
2023 Notes
September 30, 2011	$—		—	N/A	(4)	$—
September 30, 2012	$—		—	N/A	(4)	$—
September 30, 2013	$63,500		3,256	N/A	(4)	$23.74
September 30, 2014	$63,500		2,732	N/A	(4)	$24.76
September 30, 2015	$63,500		2,318	N/A	(4)	$24.79
December 31, 2015 (unaudited)	$63,500	(7)	2,286	N/A	(4)	$24.69
SBA Debentures
September 30, 2011	$—		—	N/A	(4)	N/A	(6)
September 30, 2012	$—		—	N/A	(4)	N/A	(6)
September 30, 2013	$30,000		3,256	N/A	(4)	N/A	(6)
September 30, 2014	$100,000		2,732	N/A	(4)	N/A	(6)
September 30, 2015	$150,000		2,318	N/A	(4)	N/A	(6)
December 31, 2015 (unaudited)	$150,000	(7)	2,286	N/A	(4)	N/A	(6)

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit.
(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.
(4)	Information that the SEC expressly does not require to be disclosed for certain types of senior securities.
(5)	Not applicable as these classes of securities are not registered for public trading.
(6)	We have obtained exemptive relief from the SEC to permit us to exclude the debt of the SBA — guaranteed debentures by SBA from the 200% asset coverage test under the 1940 test.
(7)	As of March 24, 2016, there was $25.3 million outstanding under the Revolving Credit Facility, $174.0 million outstanding under the Term Loan Facility, $40.0, $74.1, and $63.5 million in aggregate principal amount of the 2019 Notes, 2021 Notes, and 2023 Notes, respectively, and $150.0 million in SBA debentures were outstanding (unaudited).

BUSINESS

Medley Capital Corporation is a non-diversified closed end management investment company that has elected to be treated and is regulated as a BDC under the 1940 Act. Our investment objective is to generate current income and capital appreciation by lending directly to privately held middle market companies, primarily through directly originated transactions, to help these companies expand their businesses, refinance and make acquisitions. We are a direct lender targeting private debt transactions ranging in size from $10 million to $50 million to borrowers principally located in North America. Our investment portfolio generally consists of senior secured first lien loans and senior secured second lien loans. In connection with many of our investments, we receive warrants or other equity participation features, which we believe will increase the total investment returns.

We believe the middle-market private debt market is undergoing structural shifts that are creating significant opportunities for non-bank lenders and investors. The underlying drivers of these structural changes include: reduced participation by banks in the private debt markets, particularly within the middle-market, and demand for private debt created by committed and uninvested private equity capital. We focus on taking advantage of this structural shift by lending directly to companies that are underserved by the traditional banking system and generally seek to avoid broadly marketed investment opportunities. We source investment opportunities through direct relationships with companies, financial intermediaries such as national, regional and local bankers, accountants, lawyers and consultants, as well as through financial sponsors. As a leading provider of private debt, Medley is often sought out as a preferred financing partner.

On March 26, 2013, our wholly-owned subsidiary, Medley SBIC LP (“SBIC LP”), received a Small Business Investment Company (“SBIC”) license from the Small Business Administration (“SBA”). In anticipation of receiving an SBIC license, on November 16, 2012, we obtained exemptive relief from the SEC to permit us to exclude the debt of SBIC LP guaranteed by the SBA from our 200% asset coverage test under the 1940 Act. The exemptive relief provides us with increased flexibility under the 200% asset coverage test by permitting SBIC LP to borrow up to $150 million more than it would otherwise be able to absent the receipt of this exemptive relief.

The SBIC license allows SBIC LP to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed on a semi-annual basis at a market-driven spread over U.S. Treasury Notes with 10-year maturities. The SBA, as a creditor, will have a superior claim to SBIC LP’s assets over our stockholders in the event we liquidate SBIC LP or the SBA exercises its remedies under the SBA-guaranteed debentures issued by SBIC LP upon an event of default.

Our Advisor

Our investment activities are managed by our investment adviser, MCC Advisors, which is an investment adviser registered under the Investment Advisers Act of 1940, as amended. MCC Advisors is an affiliate of Medley and has offices in New York and San Francisco. Our Investment Team, which is provided for by MCC Advisors, is responsible for sourcing investment opportunities, conducting industry research, performing diligence on potential investments, structuring our investments and monitoring our portfolio companies on an ongoing basis. MCC Advisors’ team draws on its expertise in lending to predominantly privately held borrowers in a range of sectors, including industrials and transportation, energy and natural resources, financials and real estate.

Our Investment Team has on average over 21 years of experience in the credit business, including originating, underwriting, principal investing and loan structuring. Our Advisor, through Medley, has access to over 85 employees, including over 45 investment, origination and credit management professionals, and over 40 operations, marketing and distribution professionals, each with extensive experience in their respective disciplines. We believe that MCC Advisors’ disciplined and consistent approach to origination, portfolio construction and risk management should allow it to achieve compelling risk-adjusted returns for Medley Capital.

MCC Advisors also serves as our administrator and provides us with office space, equipment and other office services. The responsibilities of our administrator include overseeing our financial records, preparing reports to our stockholders and reports filed with the Securities and Exchange Commission (the “SEC”) and generally monitoring the payment of our expenses and the performance of administrative and professional services rendered to us by others.

On November 25, 2013, we received an amended order from the SEC that expanded our ability to negotiate the terms of co-investment transactions with other funds managed by MCC Advisors or its affiliates, including Sierra Income Corporation, a non-traded business development company, subject to the conditions included therein. In situations where co-investment with other funds managed by MCC Advisors or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between our interests and those of other MCC Advisors clients, MCC Advisors will need to decide which client will proceed with the investment. MCC Advisors will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts on an alternating basis that will be fair and equitable over time. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which a fund managed by MCC Advisors or its affiliates has previously invested. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates.

Under the terms of the relief permitting us to co-invest with other funds managed by MCC Advisors or its affiliates, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies.

Investment Strategy

We believe that a well-structured portfolio of private debt transactions can generate equity-like returns with the risk profile of secured debt. Private debt combines attractive elements of both equity and fixed-income investments because transactions are generally structured as secured loans with equity upside in the form of options, warrants, cash flow sharing, co-investment rights or other participation features. As a result, we believe our private debt strategy offers upside potential, similar to mezzanine and private equity investments, and downside protection, similar to bank loans.

We believe that private debt offers an attractive investment opportunity for the following reasons:

Attractive Yield Opportunity.  We believe our ability to work directly with borrowers to create customized financing solutions enables us to deliver attractive yields to investors while eliminating intermediaries who extract fees for their services. Addressing complex situations that are generally underserved by traditional lenders enables us to generate excess returns. Private debt transactions have either a fixed or variable coupon payment due periodically, typically monthly or quarterly, and usually include (but are not limited to) payment-in-kind (“PIK”) interest exit fees and warrants. We target investments with an annual gross internal rate of return of 9 – 14% on an unleveraged basis consisting of cash interest, PIK interest and warrants or other forms of upside participation. Furthermore, while equity holders typically receive no cash or other periodic payments on their investments until a liquidity event occurs, regular interest payments on private debt transactions, combined with amortization payments, reduce the overall level of risk for the private debt investor.

Downside Protection.  We generally structure our transactions as secured loans supported by a security interest in the portfolio company’s assets, as well as a pledge of the portfolio company’s equity. We believe our secured debt position and corresponding covenant package should provide priority of return and also control over any asset sales, capital raises, dividend distributions, insurance proceeds and restructuring processes. We also focus on transaction opportunities in which we can target lower first lien debt/EBITDA ratios, lower loan-to-value (“LTV”) ratios and higher coverage ratios, all of which we believe further reduces the risk of principal loss. We typically target first-lien debt/EBITDA of less than 3.5x, LTVs of lower than 65% and interest coverage ratios of 1.5x or higher. We believe that the current supply and demand imbalance in the private debt market enables us to employ a conservative strategy that seeks to protect investor capital.

Predictability of Returns.  We develop potential exit strategies upon origination of each transaction and will continually monitor potential exits throughout the life of the transaction. We structure our transactions as secured loans with a covenant package that will provide for repayment upon the completion of asset sales and restructurings. Because we structure these private debt transactions with contractually binding periodic payments of principal and interest, they are generally less likely to depend on the existence of robust M&A or public equity markets to deliver returns. We believe, as a result, that we can achieve our target returns even if public markets remain challenging for a long period of time.

Market Opportunity

We believe the credit crises that began in 2007 and the subsequent exit of traditional lending sources have created a compelling opportunity for skilled debt providers in the middle-market. We expect to take advantage of the following favorable trends in private lending:

Reduced Competition Leads to Higher Quality Deal Flow.  Traditional sources of liquidity have declined considerably. Commercial banks and other leveraged financial institutions have curtailed their lending activities in the current environment. Similarly, hedge funds and other opportunistic leverage providers’ access to capital have decreased, thus reducing their ability to provide capital. Finally, we believe continuing bank consolidation has resulted in larger financial institutions that have shifted product offerings away from the middle market in favor of larger corporate clients. We believe that the relative absence of competition facilitates higher quality deal flow and allows for greater selectivity throughout the investment process.

Lack of Liquidity Creates Attractive Pricing.  We believe that a meaningful gap exists between public and private market debt spreads, primarily due to the fact that liquidity has not been returning to the private lending markets in the same way it has been returning to the public debt markets. As such, we believe that lenders to private middle-market companies in particular will continue to benefit from attractive pricing. We believe that gross internal rates of return of 9 – 14% are available for private debt investments in the current market via cash interest, PIK interest and equity participations.

Competitive Advantages

We believe that the Company represents an attractive investment opportunity for the following reasons:

Experienced Team.  Our Advisor’s Investment Team has on average over 21 years of experience in the credit business, including origination, underwriting, principal investing and loan structuring. Our Advisor, through Medley, has access to over 85 employees, including over 45 investment, origination and credit management professionals, and over 40 operations, marketing and distribution professionals, each with extensive experience in their respective disciplines. Medley employs an integrated and collaborative investment process that leverages the skills and knowledge of its investment and credit management professionals. Medley believes that this is an important competitive advantage, which has allowed it to deliver attractive risk-adjusted returns to its investors over time.

Focus on Direct Origination.  We focus on lending directly to portfolio companies that are underserved by the traditional banking system and seek to avoid broadly marketed and syndicated deals. While we may source transactions via the private equity sponsor channel, most of our efforts focus on originating transactions directly to middle-market borrowers. We target assets and borrowers with enterprise or asset values between $25 and $250 million, a market which we believe is the most opportune for our private debt activities. The challenging credit environment has further increased the number of potential transactions available to us, as traditional sources of credit have disappeared or diminished. We believe reduced competition among lenders and increased deal flow should allow us to be even more selective in our underwriting process.

Extensive Deal Flow Sourcing Network and National Presence.  Medley’s experience and reputation in the market has enabled it to consistently generate attractive private debt opportunities. As a seasoned provider of private debt, Medley is often sought out as a preferred partner, both by portfolio companies and other financing providers. Historically, as much as half of Medley’s annual origination volume has been derived from repeat and referral channels. We leverage Medley’s offices on both coasts to maximize our national origination capabilities and direct calling efforts. Medley filters through as many as 1,400 transactions annually through its origination efforts and targets between 20 and 35 transactions per year for execution.

Finally, Medley has a broad network of relationships with national, regional and local bankers, lawyers, accountants and consultants that plays an important role in the origination process.

Risk Management.  We intend to continue the asset management process employed by Medley over the last ten years. In particular, our investment transactions will be diversified by asset type, transaction size, industry and geography. We utilize a systematic underwriting process involving rigorous due diligence, third-party reports and multiple Investment Committee approvals. Following the closing of each transaction, MCC Advisors implements a proprietary, dynamic monitoring system for regularly updating issuer financial, legal, industry and exit analysis, along with other relevant information. At the same time, checks and balances to the asset management process will be provided by third parties, including, as applicable, the following: valuation specialists, legal counsel and loan servicers.

Restructuring and Workout Experience.  MCC Advisors’ Investment Combined Team has worked on over 100 restructurings, liquidations and bankruptcies prior to Medley. This experience provides valuable assistance to the Company in the initial structuring of transactions and throughout the asset management process.

Investment Process Overview

We view our investment process as consisting of three distinct phases described below:

Sourcing and Origination  MCC Advisors sources investment opportunities through access to a network of contacts developed in the financial services and related industries by Medley. It is the Adviser’s responsibility to identify specific opportunities, to refine opportunities through rigorous due diligence of the underlying facts and circumstances while remaining flexible and responsive to client’s needs. With over 45 investment professionals in the New York and San Francisco offices involved in sourcing and origination for MCC Advisors, each investment professional is able to maintain long-standing relationships and responsibility for a specified market. These origination efforts attract hundreds of proposals quarterly from lower middle market and middle market companies.

An investment pipeline is maintained to manage all prospective investment opportunities and is reviewed weekly by the Investment Committee of MCC Advisors (“Investment Committee”). The purpose of the investment pipeline, which is comprised of all prospective investment opportunities at various stages of due diligence and approval, is to evaluate, monitor and approve all of our investments, subject to the oversight of our Investment Committee.

Credit Evaluation  We utilize a systematic, consistent approach to credit evaluation developed by Medley, with a particular focus on determining the value of a business in a downside scenario. The key criteria that we consider and attributes that we seek include: (i) strong and resilient underlying business fundamentals; (ii) a substantial equity cushion in the form of capital ranking junior in the right of payment to our investment; (iii) sophisticated management teams with a minimum operating history of two years; (iv) a conclusion that overall downside risk is manageable; (v) asset-backed companies that provide collateral support in the form of accounts receivable, inventory, machinery, equipment, real estate, IP and other assets; and (vi) (absent a requirement for future financing beyond the proposed commitment.) The first review of an opportunity is conducted using the above-mentioned analysis to determine if the opportunity meets MCC Advisors general investment criteria. The next three reviews performed by the Investment Committee include the following: (1) an early read memo, (2) Investment Committee update, and (3) Investment Committee approval memo. MCC Advisors maintains a rigorous in-house due diligence process. Prior to making each investment, MCC Advisors subjects each potential portfolio company to an extensive credit review process, including analysis of market and operational dynamics as well as both historical and projected financial information. Areas of additional focus include management or sponsor experience, industry and competitive dynamics, and tangible asset values. Background checks and tax compliance checks are required on all portfolio company management teams and influential operators.

Our due diligence process typically entails:

•	negotiation and execution of a term sheet;
•	on-site visits;
•	interviews with management, employees, customers and vendors;
•	review of loan documents and material contracts, as applicable;

•	obtaining background checks on all principals/partners/founders;
•	completing customer and supplier calls;
•	review tax and accounting issues related to a contemplated capital structure;
•	developing a financial model with sensitivity analysis that includes a management case, expected case and downside case;
•	receiving third party reports such as environmental, appraisal and consulting reports, as applicable.

Monitoring  MCC Advisors views active portfolio monitoring as a vital part of our investment process. MCC Advisors utilizes a proprietary portfolio monitoring system, Asset Management System (“AMS”), which maintains a centralized, dynamic electronic reporting system which houses, organizes and archives all portfolio data by investment. This is the primary system that tracks all changes to investment terms and conditions. AMS produces a report for each investment within the portfolio by summarizing the investment’s general information, terms and structure, financial performance, covenant package, history of events and call notes. Each month, the previous month reports are archived and an updated report is created. This feature enables MCC Advisors to track the history of every investment, while maintaining access to the most recent reporting information available, ensuring accurate reporting of the investment.

MCC Advisors will typically require portfolio companies to adhere to certain affirmative covenants requiring the following reports:

• monthly financial statements	• annual audits and management letters
• monthly covenant certificates	• quarterly industry updates
• monthly management discussion & analysis	• quarterly customer and supplier concentration updates
• monthly bank statements	• quarterly backlog/pipeline reports
• annual insurance certificates	• annual budgets and forecasts.

MCC Advisors holds quarterly portfolio reviews where the Investment Committee reviews each transaction in detail and reassesses the risk rating presently assigned.

Rating Criteria  In addition to external risk management research and internal monitoring tools, we use an investment rating system to characterize and monitor the credit profile and our expected level of returns on each investment in our portfolio. We use a five-level numeric rating scale. The following is a description of the conditions associated with each investment rating:

Credit Rating	Definition
1	Investments that are performing above expectations.
2	Investments that are performing within expectations, with risks that are neutral or favorable compared to risks at the time of origination.
All new loans are rated ‘2’.
3	Investments that are performing below expectations and that require closer monitoring, but where no loss of interest, dividend or principal is expected.
Companies rated ‘3’ may be out of compliance with financial covenants, however, loan payments are generally not past due.
4	Investments that are performing below expectations and for which risk has increased materially since origination.
Some loss of interest or dividend is expected but no loss of principal.
In addition to the borrower being generally out of compliance with debt covenants, loan payments may be past due (but generally not more than 180 days past due).
5	Investments that are performing substantially below expectations and whose risks have increased substantially since origination.
Most or all of the debt covenants are out of compliance and payments are substantially delinquent.
Some loss of principal is expected.

Investment Committee

The purpose of the Investment Committee, which is comprised of a minimum of three members selected from senior members of MCC Advisors’ Investment Team, is to evaluate and approve all of our investments. The Investment Committee process is intended to bring the diverse experience and perspectives of the committee’s members to the analysis and consideration of each investment. The Investment Committee serves to provide investment consistency and adherence to our core investment philosophy and policies. The Investment Committee also determines appropriate investment sizing and suggests ongoing monitoring requirements.

In addition to reviewing investments, Investment Committee meetings serve as a forum to discuss credit views and outlooks. Potential transactions and deal flow are reviewed on a regular basis. Members of the Investment Team are encouraged to share information and views on credits with the Investment Committee early in their analysis. We believe this process improves the quality of the analysis and assists the Investment Team members to work more efficiently.

Each transaction is presented to the Investment Committee in a formal written report. All of our new investments and the exit or sale of an existing investment must be approved by a majority vote of the Investment Committee, although unanimous agreement is sought.

Investment Structure

Once we have determined that a prospective portfolio company is suitable for investment, we work with the management of that company and its other capital providers to structure an investment. We negotiate among these parties to agree on how our investment is expected to perform relative to the other capital in the portfolio company’s capital structure.

We structure our investments, which typically have maturities of three to seven years, as follows:

Senior Secured First Lien Term Loans  We structure these investments as senior secured loans. We obtain security interests in the assets of the portfolio companies that serve as collateral in support of the repayment of such loans. This collateral generally takes the form of first-priority liens on the assets of the portfolio company borrower. Our senior secured loans may provide for amortization of principal with the majority of the amortization due at maturity.

Senior Secured Second Lien Term Loans  We structure these investments as junior, secured loans. We obtain security interests in the assets of these portfolio companies that serves as collateral in support of the repayment of such loans. This collateral generally takes the form of second-priority liens on the assets of a portfolio company. These loans typically provide for amortization of principal in the initial years of the loans, with the majority of the amortization due at maturity.

Senior Secured Notes  We structure these investments as senior secured loans. We obtain security interests in the assets of these portfolio companies that serve as collateral in support of the repayment of such loans. This collateral generally takes the form of priority liens on the assets of a portfolio company. These loans typically have interest-only payments (often representing a combination of cash pay and payment-in-kind, or PIK interest), with amortization of principal due at maturity. PIK interest represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term and recorded as interest income on an accrual basis to the extent such amounts are expected to be collected.

Warrants and Minority Equity Securities  In some cases, we may also receive nominally priced warrants or options to buy a minority equity interest in the portfolio company in connection with a debt investment. As a result, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure such warrants to include provisions protecting our rights as a minority-interest holder, as well as a “put,” or right to sell such securities back to the issuer, upon the occurrence of specified events. In many cases, we may also seek to obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights.

Unitranche Loans  We structure our unitranche loans, which combine the characteristics of traditional senior secured first lien term loans and subordinated notes, as senior secured loans. We obtain security interests in the assets of these portfolio companies that serve as collateral in support of the repayment of these loans. This collateral generally takes the form of first-priority liens on the assets of a portfolio company. Unitranche loans typically provide for amortization of principal in the initial years of the loans, with the majority of the amortization due at maturity.

Subordinated Notes  We structure these investments as unsecured, subordinated loans that provide for relatively high, fixed interest rates that provide us with significant current interest income. These loans typically have interest-only payments (often representing a combination of cash pay and payment-in-kind, or PIK interest), with amortization of principal due at maturity. Subordinated notes generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. Subordinated notes are generally more volatile than secured loans and may involve a greater risk of loss of principal. Subordinated notes often include a PIK feature, which effectively operates as negative amortization of loan principal.

We tailor the terms of each investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the portfolio company to achieve its business plan and improve its operating results. We seek to limit the downside potential of our investments by:

•	selecting investments that we believe have a low probability of loss of principal;
•	requiring a total return on our investments (including both interest and potential equity appreciation) that we believe will compensate us appropriately for credit risk; and
•	negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with the preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or rights to a seat on the board of directors under some circumstances.

We expect to hold most of our investments to maturity or repayment, but we may realize or sell some of our investments earlier if a liquidity event occurs, such as a sale or recapitalization transaction, or the worsening of the credit quality of the portfolio company.

Managerial Assistance

As a BDC, we offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. MCC Advisors provides such managerial assistance on our behalf to portfolio companies that request this assistance. We may receive fees for these services and will reimburse MCC Advisors, as our administrator, for its allocated costs in providing such assistance, subject to the review and approval by our board of directors, including our independent directors.

Leverage

Through our Senior Secured Term Loan Credit Agreement, as amended (the “Term Loan Facility”) and Senior Secured Revolving Credit Agreement, as amended (the “Revolving Credit Facility” and, collectively with the Term Loan Facility, as amended, the “Facilities”), we borrow funds to make additional investments, a practice known as “leverage,” to attempt to increase return to our common stockholders. The amount of leverage that we employ at any particular time will depend on our investment adviser’s and our board of directors’ assessments of market and other factors at the time of any proposed borrowing. As of January 29, 2015, total commitments under the Facilities are $517.5 million, comprised of $346.0 million committed to the Revolving Credit Facility and $171.5 million committed to the Term Loan Facility. With these additional commitments, the Company has exercised the aggregate accordion feature permitting subsequent increases to the Facilities up to an aggregate maximum amount of $600.0 million. We are also subject to certain regulatory requirements relating to our borrowings. For a discussion of such requirements, see “Regulation — Senior Securities” and “Regulation — Small Business Investment Company Regulations.”

We may from time to time seek to retire or repurchase our common stock through cash purchases, as well as retire, cancel or purchase our outstanding debt through cash purchases and/or exchanges, in open market purchases, privately negotiated transactions or otherwise. Such repurchases or exchanges, if any, will depend on prevailing market conditions, our liquidity requirements, contractual and regulatory restrictions and other factors. The amounts involved may be material.

Competition

Our primary competitors to provide financing to private middle-market companies are public and private funds, commercial and investment banks, commercial finance companies, other BDCs, SBICs and private equity and hedge funds. Some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or to the distribution and other requirements we must satisfy to maintain our favorable RIC tax status.

Properties

We do not own any real estate or other physical properties materially important to our operation. Our headquarters are currently located at 280 Park Avenue, 6th Floor East, New York, NY 10017. Our administrator furnishes us office space and we reimburse it for such costs on an allocated basis.

Legal Proceedings

From time to time, we are involved in various legal proceedings, lawsuits and claims incidental to the conduct of our business. Our businesses are also subject to extensive regulation, which may result in regulatory proceedings against us. Except as described below, we are not currently party to any material legal proceedings.

On May 29, 2015, Moshe Barkat and Modern VideoFilm Holdings, LLC filed a complaint against the Company, Medley Opportunity Fund II LP (“MOF II”), MCC Advisors LLC, Deloitte Transactions and Business Analytics LLP A/K/A Deloitte ERG, Scott Avila, Charles Sweet, and Modern VideoFilm, Inc. (“MVF”), seeking damages in excess of $100 million. The Company, together with MOF II, Congruent, and Main Street, (and together with the Company, MOF II and Congruent, “Lenders”), had a loan to MVF. The outstanding balance on the loan was in excess of $66.5 million, of which $15 million was due to the Company. After MVF defaulted on its loan, the Lenders exercised voting rights under a stock pledge and appointed an independent director, Charles Sweet, as MFV’s sole director. Mr. Sweet subsequently appointed Scott Avila and Cooper Crouse of Deloitte CRG as chief restructuring officer and assistant chief restructuring officer, respectively. Mr. Barkat was the former chief executive officer and founder of MVF. MVF terminated Mr. Barkat’s employment. Mr. Barkat has asserted claims against MVF for breach of his employment contract and wrongful termination. Mr. Barkat has asserted claims against the Company and MOF II for breach of fiduciary duty, intentional interference with contract, unfair competition and defamation. Medley disputes the claims and is vigorously defending the action, as well as prosecuting affirmative counterclaims against Moshe Barkat and Modern VideoFilm Holdings, LLC.

Employees

We do not have any employees. Our day-to-day investment operations are managed by our investment adviser. Our investment adviser employs over 45 investment professionals, including its principals. In addition, we reimburse our administrator for the allocable portion of overhead and other expenses incurred by it in performing its obligations under an administration agreement, including the compensation of our chief financial officer and chief compliance officer, and their staff.

Administration

We have entered into an administration agreement, pursuant to which MCC Advisors furnishes us with office facilities, equipment and clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Under our administration agreement, MCC Advisors performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC.

INVESTMENTS

We have built a diverse portfolio that includes senior secured first lien term loans, senior secured second lien term loans, unitranche, senior secured notes, subordinated notes and warrants and minority equity securities by investing approximately $10 million to $50 million of capital, on average, in the securities of middle-market companies.

The following table shows the portfolio composition by industry grouping at fair value at December 31, 2015 (dollars in thousands):

	Fair Value	Percentage
Construction & Building	$142,846	12.8%
Services: Business	135,127	12.1
Automotive	105,329	9.5
Banking, Finance, Insurance & Real Estate	100,868	9.1
Healthcare & Pharmaceuticals	84,778	7.6
Hotel, Gaming & Leisure	82,222	7.4
Aerospace & Defense	69,247	6.2
Energy: Oil & Gas	57,325	5.1
Containers, Packaging & Glass	54,657	4.9
Telecommunications	40,039	3.6
Chemicals, Plastics & Rubber	32,343	2.9
Beverages & Food	30,579	2.7
Capital Equipment	29,452	2.6
Consumer goods: Durable	24,214	2.2
Multisector Holdings	22,989	2.1
Retail	22,571	2.0
Metals & Mining	19,383	1.7
Services: Consumer	17,000	1.5
High Tech Industries	14,469	1.3
Consumer Discretionary	10,000	0.9
Media: Broadcasting & Subscription	8,211	0.7
Consumer goods: Non-durable	5,890	0.5
Wholesale	4,973	0.5
Transportation: Cargo	612	0.1
Total	$1,115,124	100.0%

The following table shows the portfolio composition by industry grouping at fair value at September 30, 2015 (dollars in thousands):

	Fair Value	Percentage
Services: Business	$161,700	13.3%
Construction & Building	103,939	8.6
Banking, Finance, Insurance & Real Estate	101,899	8.4
Automotive	99,414	8.2
Healthcare & Pharmaceuticals	92,258	7.6
Metals & Mining	90,469	7.4
Hotel, Gaming & Leisure	73,821	6.1
Aerospace & Defense	69,885	5.7
Energy: Oil & Gas	63,339	5.2
Containers, Packaging & Glass	58,766	4.8
Chemicals, Plastics & Rubber	46,548	3.8
Retail	43,399	3.6
Telecommunications	40,519	3.3

	Fair Value	Percentage
Beverages & Food	39,575	3.3
Capital Equipment	29,764	2.4
Consumer goods: Durable	24,715	2.0
Services: Consumer	17,000	1.4
High Tech Industries	14,774	1.2
Multisector Holdings	14,216	1.2
Consumer goods: Non-durable	11,888	1.0
Consumer Discretionary	10,000	0.8
Media: Broadcasting & Subscription	7,744	0.6
Transportation: Cargo	460	0.1
Total	$1,216,092	100.0%

The following table shows the portfolio composition by industry grouping at fair value at September 30, 2014. The September 30, 2014 industry groupings have been modified to conform to the September 30, 2015 industry groupings (dollars in thousands):

	Fair Value	Percentage
Services: Business	$166,252	13.3%
Banking, Finance, Insurance & Real Estate	127,262	10.2
Construction & Building	103,004	8.3
Energy: Oil & Gas	93,212	7.5
Healthcare & Pharmaceuticals	92,123	7.4
Automotive	83,745	6.7
Aerospace & Defense	70,767	5.7
Metals & Mining	67,281	5.4
Consumer goods: Durable	67,008	5.4
Retail	55,753	4.5
Telecommunications	53,950	4.3
Services: Consumer	47,031	3.9
Chemicals, Plastics & Rubber	46,622	3.7
Consumer goods: Non-durable	34,210	2.7
Beverages & Food	33,920	2.7
Hotels, Gaming & Leisure	32,780	2.6
Containers, Packaging & Glass	32,440	2.6
Capital Equipment	15,000	1.2
High Tech Industries	14,818	1.2
Media: Broadcasting & Subscription	7,835	0.6
Transportation: Cargo	525	0.1
Total	$1,245,538	100.0%

The following table sets forth certain information as of December 31, 2015, for each portfolio company in which we had an investment. Other than these Investments, our only formal relationship with our portfolio companies is the managerial assistance that we provide upon request and the board observer or participation rights we may receive in connection with our investment.

Company(1)	Industry	Type of Investment	Maturity	Par Amount(2)	Cost(3)	Fair Value	% of Net Assets(4)
Non-Controlled/Non-Affiliated Investments:
AAR Intermediate Holdings LLC(12)	Energy: Oil & Gas	Senior Secured First Lien Term Loan (LIBOR + 14.00%, 1.00% LIBOR Floor)(10)(19)	3/30/2019	33,207,993	30,302,820	17,832,476	3.2%
		Warrants to purchase 2.51% of outstanding company equity	3/30/2019	—	2,274,480	—	0.0%
				33,207,993	32,577,300	17,832,476
Accupac, Inc.	Containers, Packaging & Glass	Senior Secured Second Lien Term Loan (LIBOR + 10.00% Cash, 1.00% LIBOR Floor)(18)	3/20/2020	31,000,000	31,000,000	31,000,000	5.5%
				31,000,000	31,000,000	31,000,000
Advanced Diagnostic Holdings, LLC	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (LIBOR + 8.75% Cash, 0.875% LIBOR Floor)(19)	12/11/2020	15,554,250	15,554,250	15,554,250	2.8%
				15,554,250	15,554,250	15,554,250
AESC Holding Corp, Inc.	Retail	Senior Secured Second Lien Term Loan (LIBOR + 9.00% Cash, 1.00% LIBOR Floor)(18)	5/27/2019	20,000,000	20,000,000	20,000,000	3.6%
				20,000,000	20,000,000	20,000,000
Albertville Quality Foods, Inc.(12)	Beverages & Food	Senior Secured First Lien Term Loan (LIBOR + 9.50% Cash, 1.00% LIBOR Floor, 3.00% LIBOR Cap)(18)	10/31/2018	17,343,750	17,343,750	17,413,819	3.1%
				17,343,750	17,343,750	17,413,819
Access Media Holdings, LLC	Media: Broadcasting & Subscription	Senior Secured First Lien Term Loan (10.00%)	7/22/2020	7,632,573	7,632,573	7,632,573	1.4%
		Preferred Equity (12.00% PIK)	7/22/2020	1,652,475	1,652,475	577,845	0.1%
		16% of Common Equity of Newco	7/22/2020	—	—	—	0.0%
				9,285,048	9,285,048	8,210,418
American Covers, Inc.	Consumer Discretionary	Senior Secured Second Lien Term Loan (LIBOR + 8.50% Cash, 1.00% LIBOR Floor)(19)	3/1/2021	10,000,000	10,000,000	10,000,000	1.8%
				10,000,000	10,000,000	10,000,000
Aurora Flight Sciences Corporation	Aerospace & Defense	Senior Secured Second Lien Term Loan (11.25% Cash, 2.00% PIK)	3/16/2016	16,545,825	16,545,825	16,545,825	2.9%
				16,545,825	16,545,825	16,545,825
Autosplice, Inc.(7)(9)	High Tech Industries	Senior Secured First Lien Term Loan (LIBOR + 11.50% Cash, 1.00% LIBOR Floor)(19)	6/30/2019	14,725,232	14,725,232	14,468,717	2.6%
				14,725,232	14,725,232	14,468,717
Backcountry.com, Inc.	Retail	Senior Secured First Lien Term Loan (LIBOR + 7.25% Cash, 1.00% LIBOR Floor)(19)	6/30/2020	2,575,260	2,575,260	2,571,037	0.5%
				2,575,260	2,575,260	2,571,037
BayDelta Maritime LLC	Transportation: Cargo	Warrants to purchase 10% of the outstanding equity	6/30/2016	—	25,000	612,366	0.1%
				—	25,000	612,366

Company(1)	Industry	Type of Investment		Maturity	Par Amount(2)	Cost(3)	Fair Value	% of Net Assets(4)
Be Green Packaging, LLC(7)(9)	Containers, Packaging & Glass	Senior Secured First Lien Term Loan (LIBOR + 10.00%, 1.00% LIBOR Floor)(19)		12/13/2018	5,000,000	5,000,000	4,820,327	0.9%
		Senior Secured First Lien Delayed Draw (LIBOR + 10.00%, 1.00% LIBOR Floor)(19)		12/13/2018	3,416,667	3,416,667	3,319,608	0.6%
		Revolver (LIBOR + 10.00%, 1.00% LIBOR Floor)(19)		12/13/2018	354,167	354,167	328,050	0.1%
		1.13% Partnership Interest in RCAF VI CIV XXIII, L.P.		12/13/2018	—	416,250	86,921	0.0%
					8,770,834	9,187,084	8,554,906
Black Angus Steakhouses, LLC(7)(9)	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loan (LIBOR + 9.00% Cash, 1.00% LIBOR Floor)(18)		4/24/2020	8,060,268	8,060,268	8,023,202	1.4%
		Senior Secured First Lien Delayed Draw (LIBOR + 9.00%, 1.00% LIBOR Floor)		4/24/2020	—	—	—	0.0%
		Revolver (LIBOR + 9.00%, 1.00% LIBOR Floor)(27)		4/24/2020	357,143	357,143	357,077	0.1%
					8,417,411	8,417,411	8,380,279
Brantley Transportation LLC(12)	Energy: Oil & Gas	Senior Secured First Lien Term Loan (12.00%)(10)		8/2/2017	9,183,928	9,088,925	4,884,647	0.9%
					9,183,928	9,088,925	4,884,647
Calloway Laboratories, Inc.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (17.00% PIK)(10)		9/30/2016	40,347,859	29,573,477	—	0.0%
		Warrants to purchase 15.00% of the outstanding equity		9/30/2016	—	68,433	—	0.0%
					40,347,859	29,641,910	—
CP OPCO LLC	Services: Consumer	Senior Secured First Lien Term Loan (LIBOR + 6.75% Cash, 1.00% LIBOR Floor)(19)		9/30/2020	17,000,000	17,000,000	17,000,000	3.0%
					17,000,000	17,000,000	17,000,000
ContMid Intermediate Inc.(12)	Automotive	Senior Secured Second Lien Term Loan (LIBOR + 9.00% Cash, 1.00% LIBOR Floor)(18)		10/25/2019	23,000,000	23,000,000	22,785,732	4.0%
					23,000,000	23,000,000	22,785,732
ConvergeOne Holdings Corporation	Telecommunications	Senior Secured Second Lien Term Loan (LIBOR + 8.00% Cash, 1.00% LIBOR Floor)(19)		6/17/2021	12,500,000	12,395,556	12,109,375	2.1%
					12,500,000	12,395,556	12,109,375
Crow Precision Components LLC	Aerospace & Defense	Senior Secured First Lien Term Loan (LIBOR + 8.50% Cash, 1.00% LIBOR Floor)(18)		9/30/2019	13,965,000	13,965,000	13,934,701	2.5%
		350 units of outstanding equity in Wingman Holdings, Inc.		9/30/2019	—	700,000	716,774	0.1%
					13,965,000	14,665,000	14,651,475
DHISCO Electronic Distribution, Inc.(7)(12)	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loan A (LIBOR + 9.00%, 1.50% LIBOR Floor)		11/10/2019	31,238,095	31,238,095	31,310,568	5.6%
		Senior Secured First Lien Term Loan B (10.50% PIK)		2/10/2018	6,448,036	6,448,036	6,436,078	1.1%
		Revolving Credit Facility (LIBOR + 9.00%, 1.50% LIBOR Floor)(24)		5/10/2017	—	—	—	0.0%
		Equity – 1,230,769 Units	(22)	2/10/2018	—	1,230,769	2,624,130	0.5%
					37,686,131	38,916,900	40,370,776
DLR Restaurants LLC(12)	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loan (11.00% Cash, 2.50% PIK)		4/18/2018	23,663,226	23,663,226	23,160,244	4.1%
		Unsecured Debt (12.00% Cash, 4.00% PIK)		4/18/2018	278,924	278,924	274,248	0.0%
					23,942,150	23,942,150	23,434,492

Company(1)	Industry	Type of Investment		Maturity	Par Amount(2)	Cost(3)	Fair Value	% of Net Assets(4)
DreamFinders Homes LLC	Construction & Building	Senior Secured First Lien Term Loan B (LIBOR + 14.50% Cash)		10/1/2018	11,417,103	11,305,812	11,219,587	2.0%
		5,000 common units represent 5% of the outstanding equity interest of Dream Finders Holdings, LLC		10/1/2018	—	180,000	1,783,179	0.3%
					11,417,103	11,485,812	13,002,766
Dynamic Energy Services International LLC	Energy: Oil & Gas	Senior Secured First Lien Term Loan (LIBOR + 8.50% Cash, 1.00% LIBOR Floor)(18)		3/6/2018	17,337,500	17,337,500	16,799,344	3.0%
					17,337,500	17,337,500	16,799,344
Essex Crane Rental Corp.(12)	Construction & Building	Senior Secured First Lien Term Loan (LIBOR + 12.50% Cash, 1.00% LIBOR Floor)(10)(19)		5/13/2019	20,930,727	20,460,116	3,558,642	0.6%
					20,930,727	20,460,116	3,558,642
FKI Security Group LLC(12)	Capital Equipment	Senior Secured First Lien Term Loan (LIBOR + 8.50% Cash, 1.00% LIBOR Floor)(19)		3/30/2020	14,812,500	14,812,500	14,479,811	2.6%
					14,812,500	14,812,500	14,479,811
Footprint Acquisition LLC	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 8.00% Cash)		2/27/2020	5,250,102	5,250,102	5,165,938	0.9%
		Preferred Equity (8.75% PIK)		2/27/2020	5,383,267	5,383,267	4,790,100	0.9%
		150.0 units of Common Stock	(23)	2/27/2020	—	—	—	0.0%
					10,633,369	10,633,369	9,956,038
Freedom Powersports LLC	Automotive	Senior Secured First Lien Term Loan (LIBOR + 11.50% Cash, 1.50% LIBOR Floor)(19)		9/26/2019	15,000,000	15,000,000	14,970,707	2.7%
					15,000,000	15,000,000	14,970,707
Harrison Gypsum LLC(12)	Construction & Building	Senior Secured First Lien Term Loan (LIBOR + 8.50% Cash, 0.50% PIK, 1.50% LIBOR Floor)(18)		12/21/2018	55,546,997	55,546,997	54,383,843	9.7%
					55,546,997	55,546,997	54,383,843
Heligear Acquisition Co.	Aerospace & Defense	Senior Secured First Lien Note (10.25% Cash)		10/15/2019	20,000,000	20,000,000	20,278,885	3.6%
					20,000,000	20,000,000	20,278,885
JD Norman Industries, Inc.	Automotive	Senior Secured First Lien Term Loan (LIBOR + 10.25% Cash)		3/6/2019	22,200,000	22,200,000	21,598,549	3.8%
					22,200,000	22,200,000	21,598,549
Jordan Reses Supply Company LLC	Healthcare & Pharmaceuticals	Senior Secured Second Lien Term Loan (LIBOR + 11.00%, 1.00% LIBOR Floor)		4/24/2020	20,000,000	20,000,000	19,985,238	3.6%
					20,000,000	20,000,000	19,985,238
Lighting Science Group Corporation	Containers, Packaging & Glass	Senior Secured Second Lien Term (LIBOR + 10.00% Cash, 2.00% PIK)		2/19/2019	15,810,280	15,136,429	14,957,157	2.6%
		Warrants to purchase 2.36% of the outstanding equity		2/19/2019	—	955,680	145,000	0.0%
					15,810,280	16,092,109	15,102,157
Lucky Strike Entertainment, L.L.C.	Hotel, Gaming & Leisure	Senior Secured Second Lien Term Loan (LIBOR + 11.00% Cash, 1.00% LIBOR Floor, 2.00% PIK)(19)		12/24/2019	10,254,472	10,254,472	10,036,360	1.8%
					10,254,472	10,254,472	10,036,360

Company(1)	Industry	Type of Investment		Maturity	Par Amount(2)	Cost(3)	Fair Value	% of Net Assets(4)
Lydell Jewelry Design Studio LLC(12)	Consumer goods: Non-durable	Senior Secured First Lien Term Loan (LIBOR + 5.50% Cash, 7.50% PIK, 1.50% LIBOR Floor)(11)(18)		9/13/2018	14,711,807	14,269,868	5,889,898	1.0%
		Warrants to purchase 13.3% of the outstanding membership units		9/13/2018	—	—	—	0.0%
					14,711,807	14,269,868	5,889,898
Merchant Cash and Capital LLC	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Delayed Draw (LIBOR + 8.00% Cash, 3.00% LIBOR Floor)(18)		3/4/2016	17,500,000	17,500,000	17,510,500	3.1%
		Senior Secured Second Lien Term Loan (12.00% Cash)		8/19/2016	15,000,000	15,000,000	14,933,700	2.7%
					32,500,000	32,500,000	32,444,200
Miratech Intermediate Holdings, Inc.(12)	Automotive	Senior Secured First Lien Term Loan (LIBOR + 9.00% Cash, 1.00% LIBOR Floor, 2% PIK)(18)		5/9/2019	13,727,445	13,727,445	13,461,544	2.3%
					13,727,445	13,727,445	13,461,544
Momentum Telecom, Inc.	Telecommunications	Senior Secured First Lien Term Loan (LIBOR + 8.50% Cash, 1.00% LIBOR Floor)(18)		3/10/2019	9,032,218	9,032,218	9,155,146	1.6%
					9,032,218	9,032,218	9,155,146
Nation Safe Drivers Holdings, Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loan (LIBOR + 8.00% Cash, 2.00% LIBOR Floor)(19)		9/29/2020	35,278,846	35,278,846	34,734,493	6.2%
					35,278,846	35,278,846	34,734,493
Nielsen & Bainbridge LLC	Consumer goods: Durable	Senior Secured Second Lien Term Loan (LIBOR + 9.25% Cash, 1.00% LIBOR Floor)(18)		8/15/2021	25,000,000	25,000,000	24,213,499	4.3%
					25,000,000	25,000,000	24,213,499
Northern Lights MIDCO LLC	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan (LIBOR + 9.50% Cash, 1.50% LIBOR Floor)		11/24/2019	4,523,750	4,523,750	4,588,252	0.8%
					4,523,750	4,523,750	4,588,252
NorthStar Group Services, Inc.	Construction & Building	Unsecured Debt (2.50% Cash, 15.50% PIK)		10/24/2019	23,658,218	23,658,218	23,658,218	4.2%
					23,658,218	23,658,218	23,658,218
Oxford Mining Company, LLC	Metals & Mining	Senior Secured First Lien Term Loan (LIBOR + 8.50% Cash, 3.00% PIK, 0.75% LIBOR Floor)		12/31/2018	20,288,028	20,288,028	19,383,238	3.4%
					20,288,028	20,288,028	19,383,238
The Plastics Group, Inc.	Chemicals, Plastics & Rubber	Senior Secured First Lien Term Loan (11.00% Cash, 2.00% PIK)		2/28/2019	21,537,432	21,537,432	20,926,846	3.7%
					21,537,432	21,537,432	20,926,846
Point.360(7)	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 6.00% Cash)(19)		7/8/2020	960,000	960,000	960,000	0.2%
		Equity – 479,283 Common Shares	(25)	7/8/2020	—	129,406	421,769	0.1%
		Warrants to purchase 2.8% of the outstanding common shares	(26)	7/8/2020	—	52,757	284,555	0.1%
					960,000	1,142,163	1,666,324
Prestige Industries LLC	Services: Business	Senior Secured Second Lien Term Loan (18.00% PIK)		11/1/2017	7,506,654	7,463,220	6,889,757	1.2%
		Warrants to purchase 0.63% of the outstanding common units		11/1/2017	—	151,855	—	0.0%
					7,506,654	7,615,075	6,889,757

Company(1)	Industry	Type of Investment		Maturity	Par Amount(2)	Cost(3)	Fair Value	% of Net Assets(4)
Prince Mineral Holding Corp.(8)	Wholesale	Senior Secured First Lien Note (11.50%)		12/15/2019	6,800,000	6,747,184	4,972,500	0.9%
					6,800,000	6,747,184	4,972,500
RCS Management Corporation & Specialized Medical Services, Inc.(7)	Healthcare & Pharmaceuticals	Senior Secured Second Lien Term Loan (LIBOR + 11.00% Cash, 1.50% LIBOR Floor, 0.50% PIK)(18)		2/29/2016	30,785,260	30,785,260	30,785,260	5.5%
					30,785,260	30,785,260	30,785,260
Reddy Ice Corporation	Beverages & Food	Senior Secured Second Lien Term Loan (LIBOR + 9.50% Cash, 1.25% LIBOR Floor)(18)		11/1/2019	17,000,000	17,000,000	13,165,425	2.3%
					17,000,000	17,000,000	13,165,425
Response Team Holdings, LLC	Construction & Building	Senior Secured First Lien Term Loan (LIBOR + 8.50% Cash, 1.00% PIK, 2.00% LIBOR Floor)(18)		3/28/2019	26,936,514	26,936,514	27,164,397	4.8%
		Preferred Equity (12.00% PIK)		3/28/2019	5,718,078	5,405,897	5,445,440	1.0%
		Warrants to purchase 6.17% of the outstanding common units		3/28/2019	—	429,012	1,492,557	0.3%
					32,654,592	32,771,423	34,102,394
Safeworks LLC(12)	Capital Equipment	Unsecured Debt (12.00% Cash)		1/31/2020	15,000,000	15,000,000	14,972,225	2.7%
					15,000,000	15,000,000	14,972,225
Sendero Drilling Company LLC	Energy: Oil & Gas	Senior Secured First Lien Term Loan (LIBOR + 11.00% Cash)		3/18/2019	12,782,816	12,219,116	12,874,085	2.3%
		Warrants to purchase 5.52% of the outstanding common units		3/18/2019	—	793,523	4,934,674	0.9%
					12,782,816	13,012,639	17,808,759
Seotowncenter, Inc.(12)	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 9.00% Cash, 1.00% LIBOR Floor)(19)		9/11/2019	27,500,000	27,500,000	27,038,603	4.8%
		3,249.697 shares of Common Stock	(14)	9/11/2019	—	500,000	389,126	0.1%
					27,500,000	28,000,000	27,427,729
Ship Supply Acquisition Corporation(7)	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 8.00% Cash, 1.00% LIBOR Floor)(19)		7/31/2020	8,392,431	8,392,431	8,392,011	1.5%
		Revolver (LIBOR + 8.00% Cash, 1.00% LIBOR Floor)(19)(20)		7/31/2016	—	—	—	0.0%
					8,392,431	8,392,431	8,392,011
Stancor, Inc.	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 8.00% Cash, 0.75% LIBOR Floor)(18)		8/19/2019	5,981,818	5,981,818	5,832,252	1.0%
		263,814.43 Class A Units	(15)	8/19/2019	—	263,814	242,409	0.0%
					5,981,818	6,245,632	6,074,661
T. Residential Holdings LLC	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan (12.00%)		3/28/2019	19,250,000	19,250,000	19,100,557	3.4%
					19,250,000	19,250,000	19,100,557
Taylored Freight Services LLC	Services: Business	Senior Secured Second Lien Term Loan (LIBOR + 9.50% Cash, 2.00% PIK, 1.50% LIBOR Floor)(19)		11/1/2017	15,258,183	15,258,183	14,091,390	2.5%
					15,258,183	15,258,183	14,091,390
Tenere Acquisition Corp.(7)(9)	Chemicals, Plastics & Rubber	Senior Secured First Lien Term Loan (11.00% Cash, 2.00% PIK)		12/15/2017	11,283,628	11,283,628	11,416,464	2.0%
					11,283,628	11,283,628	11,416,464

Company(1)	Industry	Type of Investment		Maturity	Par Amount(2)	Cost(3)	Fair Value	% of Net Assets(4)
Transtelco Inc.	Telecommunications	Senior Secured First Lien Term Loan (LIBOR + 9.00% Cash, 1.50% LIBOR Floor)(18)		11/19/2017	18,816,000	18,816,000	18,774,793	3.3%
					18,816,000	18,816,000	18,774,793
Untangle, Inc.	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 12.00% Cash)		4/18/2019	9,465,000	9,465,000	9,506,196	1.7%
					9,465,000	9,465,000	9,506,196
Velocity Pooling Vehicle LLC	Automotive	Senior Secured Second Lien Term Loan (LIBOR + 7.25% Cash, 1.00% LIBOR Floor)(18)		5/14/2022	24,000,000	21,086,650	16,804,940	3.0%
					24,000,000	21,086,650	16,804,940
Watermill-QMC Midco, Inc.	Automotive	Senior Secured First Lien Term Loan (13.00% Cash)		6/30/2020	15,312,693	15,312,694	15,327,659	2.7%
		1.3% Partnership Interest in Watermill-QMC Midco Inc.(6)		6/30/2020	—	295,362	380,052	0.1%
					15,312,693	15,608,056	15,707,711
Wheels Up Partners LLC(12)	Aerospace & Defense	Senior Secured First Lien Delayed Draw (LIBOR + 8.55% Cash, 1.00% LIBOR Floor)(19)		10/15/2021	17,857,315	17,857,315	17,771,064	3.1%
					17,857,315	17,857,315	17,771,064
Window Products, Inc.	Construction & Building	Senior Secured Second Lien Term Loan (LIBOR + 10.75% Cash, 1.00% LIBOR Floor)(19)		12/27/2019	14,000,000	14,000,000	14,140,000	2.5%
					14,000,000	14,000,000	14,140,000
Subtotal Non-Controlled/Non-Affiliated Investments					$1,109,857,753	$1,098,861,920	$1,012,558,424
Control Investments:(5)
Capstone Nutrition(12)	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (LIBOR + 11.50% Cash, 1.00% PIK, 1.00% LIBOR Floor)(19)		4/28/2019	20,564,336	20,564,336	15,217,609	2.7%
		Senior Secured First Lien Delayed Draw (LIBOR + 11.50% Cash, 1.00% PIK, 1.00% LIBOR Floor)(19)		4/28/2019	4,372,497	4,372,497	3,235,648	0.6%
		7,463.4 Class B Shares, and 15,079.0 Class C Shares represent 33.0% ownership of Cornerstone Research & Development, Inc.		4/28/2019	—	12	—	0.0%
		384.62 Units of Common Stock	(13)	4/28/2019	—	400,000	—	0.0%
					24,936,833	25,336,845	18,453,257
MCC Senior Loan Strategy JV I LLC	Multisector Holdings	Equity – 87.5% ownership of MCC Senior Loan Strategy JV I LLC			—	23,187,500	22,988,940	4.1%
					—	23,187,500	22,988,940
OmniVere LLC	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 12.00% Cash, 1.00% PIK)		5/5/2019	19,275,662	18,898,313	19,275,662	3.4%
		Unsecured Debt (8.00% PIK)(10)		7/24/2025	13,238,728	12,479,195	5,106,550	0.9%
		Warrants to purchase outstanding equity	(21)	5/5/2019	—	872,698	—	0.0%
					32,514,390	32,250,206	24,382,212
United Road Towing Inc.	Services: Business	Senior Secured Second Lien Term Loan (LIBOR + 9.00% Cash)		2/21/2020	17,403,909	17,403,909	17,404,008	3.1%
		Preferred Equity Class C (8.00% PIK)(10)		2/21/2020	18,802,789	17,466,376	9,336,901	1.6%
		Preferred Equity Class C-1 (8.00% PIK)(10)		2/21/2020	1,732,849	1,326,945	—	0.0%

Company(1)	Industry	Type of Investment		Maturity	Par Amount(2)	Cost(3)	Fair Value	% of Net Assets(4)
		Preferred Equity Class A-2 (8.00% PIK)(10)		2/21/2020	5,097,330	4,664,855	—	0.0%
		65,809.73 Class B Common Units	(16)	2/21/2020	—	1,098,096	—	0.0%
					43,036,877	41,960,181	26,740,909
Subtotal Control Investments					$100,488,100	$122,734,732	$92,565,318
Affiliated Investments:
US Multifamily, LLC	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan (10.00% Cash)		9/10/2019	6,670,000	6,670,000	6,670,000	1.2%
		Preferred Equity – 33,300 Units	(17)	9/10/2019	—	3,330,000	3,330,000	0.6%
					6,670,000	10,000,000	10,000,000
Subtotal Affiliated Investments					$6,670,000	$10,000,000	$10,000,000
Total Investments, December 31, 2015					$1,217,015,853	$1,231,596,652	$1,115,123,742	198.2%

(1)	All of our investments are domiciled in the United States. Certain investments also have international operations.
(2)	Par amount includes accumulated PIK interest and is net of repayments.
(3)	Gross unrealized appreciation, gross unrealized depreciation, and net depreciation for federal income tax purposes totaled $22.3 million, $118.6 million and $96.3 million, respectively. The tax cost of investments is $1,211.7 million.
(4)	Percentage is based on net assets of $562,714,998 as of December 31, 2015.
(5)	Control Investments are defined by the Investment Company Act of 1940 (“1940 Act”) as investments in companies in which the Company owns more than 25% of the voting securities or maintains greater than 50% of the board representation.
(6)	12,711 Units represents 1.3% of partnership interest in Watermill-QMC Partners, LP.
(7)	The investment has an unfunded commitment as of December 31, 2015 (See note 8).
(8)	Securities are exempt from registration under Rule 144a of the Securities Act of 1933. This security represents a fair value of $5.0 million and 0.9% of net assets as of December 31, 2015 and is considered restricted.
(9)	Includes an analysis of the value of any unfunded loan commitments.
(10)	The investment was on non-accrual status as of December 31, 2015.
(11)	The investment was on PIK non-accrual status as of December 31, 2015.
(12)	A portion of this investment was sold via a participation agreement (See note 3).
(13)	384.62 Units represents 1.55% ownership of Cornerstone Research & Development Inc.
(14)	3,249.697 shares of Common Stock represents 2.917% ownership of Boostability Holdings, Inc.
(15)	263,814.43 Class A Units represents 0.882% ownership of Stancor, Inc.
(16)	65,809.73 Class B Common Units Represents 65.8% ownership of United Road Towing, Inc.
(17)	33,300 Units represents 18.167% ownership of US Multifamily, LLC.
(18)	The interest rate on these loans is subject to a base rate plus 1 Month London Interbank Offering Rate (“LIBOR”), which at December 31, 2015 was 0.24%. As the interest rate is subject to a minimum LIBOR Floor which was greater than the 1 Month LIBOR rate at December 31, 2015, the prevailing rate in effect at December 31, 2015 was the base rate plus the LIBOR Floor.
(19)	The interest rate on these loans is subject to a base rate plus 3 Month LIBOR, which at December 31, 2015 was 0.41%. As the interest rate is subject to a minimum LIBOR Floor which was greater than the 3 Month LIBOR rate at December 31, 2015, the prevailing rate in effect at December 31, 2015 was the base rate plus the LIBOR Floor.
(20)	The investment earns 0.50% commitment fee on all unused commitment. At December 31, 2015, there was $1,036,422 of unused commitment.
(21)	5,055.56 Units of Common Stock, represents 50.56% of the outstanding equity.

(22)	1,230,769 Units represents 4.17% ownership of Pegasus Solutions, Inc.
(23)	150 Units represents 15.0% of Footprint Holding Company, Inc.
(24)	The investment earns 0.50% commitment fee on all unused commitment. At December 31, 2015, there was $3,047,619 of unused commitment.
(25)	479,283 Common Shares represents 3.8% of the outstanding common shares in Point.360.
(26)	351,713 Units represents 2.8% of the outstanding common shares in Point.360.
(27)	The investment earns 0.50% commitment fee on all unused commitment. At December 31, 2015, there was $535,714 of unused commitment.

As of December 31, 2015, the weighted average yield based upon original cost on our portfolio investments was approximately 12.2%, and 79.3% of our income-bearing investment portfolio bore interest based on floating rates, such as LIBOR, and 20.7% bore interest at fixed rates. The weighted average yield on income producing investments is computed based upon a combination of the cash flows to date and the contractual interest payments, principal amortization and fee notes due at maturity without giving effect to closing fees received, base management fees, incentive fees or general fund related expenses. Each floating rate loan uses LIBOR as its floating rate index. For each floating rate loan, the projected fixed-rate equivalent coupon rate used to forecast the interest cash flows was calculated by adding the interest rate spread specified in the relevant loan document to the fixed-rate equivalent LIBOR rate, duration-matched to the specific loan, adjusted by the LIBOR floor and/or cap in place on that loan.

Overview of Portfolio Companies

Set forth below is a brief description of the business of our portfolio companies as of December 31, 2015.

Portfolio Company	Brief Description of Portfolio Company
AAR Intermediate Holdings, LLC	AAR Intermediate Holdings, LLC (“AAR”) provides field support services to oil and gas independent producers, drilling companies and midstream companies in the Denver-Julesburg Basin, with headquarters in the heart of the Wattenberg play in Greeley, CO. AAR builds, repairs, modifies and maintains oil and gas production equipment, sites, well and pipelines.
Access Media Holdings, LLC	Access Media Holdings, LLC (d/b/a “Access Media 3, Inc.”, or “Access Media”) headquartered in Oak Brook, IL, is a triple-play provider of digital satellite television, high speed internet and voice services to the residential multi-dwelling unit (“MDU”) market in the United States. Access Media provides services to residential MDUs in 20 different markets across the United States via single-play, double-play and triple-play service options.
Accupac, Inc.	Accupac, Inc., (“Accupac”) headquartered in Mainland, PA, is a contract manufacturer and packager of liquids, lotions, gels, and creams selling to the over-the counter and prescription markets. Founded in 1974, Accupac focuses on and has differentiated capabilities in three attractive verticals of the contract manufacturing space including Topical, Oral Care and Specialty Application. Accupac’s capabilities are suited for a wide variety of products and the Accupac’s solutions span the breadth of the supply chain including sourcing and procurement, manufacturing and packaging, and finished product distribution.
Advanced Diagnostic Holdings, LLC	Advanced Diagnostic Holdings, LLC, founded in 2003 and headquartered in Tampa, Florida, is a provider of specialty neuro and musculoskeletal diagnostic imaging services to physicians and chiropractors.
AESC Holding Corp, Inc.	AESC Holding Corp, Inc. (d/b/a Allen Edmonds Corporation), founded in 1922 and headquartered in Port Washington, WI, manufactures men’s footwear, apparel and accessories that are distributed throughout the United States and internationally.
Albertville Quality Foods, Inc.	Albertville Quality Foods, Inc. (“AQF”) is a company which “further processes” and distributes value-added, partially cooked meat products from two facilities located in Albertville, AL and one pork processing facility located in Pontotoc, MS. Together, these facilities provide 185,000 sq. ft. of facility space, eight production lines and employ over 1,000 non-union workers. “Further processing” involves sourcing meats from a variety of suppliers which are then hand-cut, tumbled, massaged, marinated or breaded to meet retail customers’ exact recipe specifications for size, texture, appearance, and flavor profile. ~90% of the AQF’s products are chicken-based with the remaining ~10% consisting of pork and beef. AQF primarily produces breaded chicken products including tenders, breasts and bites for long-standing customer contracts with national chains, foodservice distributors and retail establishments.

Portfolio Company	Brief Description of Portfolio Company
American Covers, Inc.	American Covers, Inc. (d/b/a “Handstands”), a designer and marketer of automotive air freshener products, acquired California Scents, Inc. (“CalScents”), a manufacturer and distributor of air freshener products for home, office, automotive, and professional categories. CalScents differentiates itself by maintaining 100% pure organic fragrance oil formulations across all of its more than 75 unique fragrances.
Aurora Flight Sciences Corporation	Aurora Flight Sciences Corporation designs and manufactures unmanned aircraft systems and components for use in research, defense and homeland security.
Autosplice, Inc.	Founded in 1954 and headquartered in San Diego, CA, Autosplice, Inc. (“Autosplice”) is a global supplier of highly engineered, mission-critical electrical interconnectors to OEMs and Tier 1 suppliers. Autosplice serves a wide variety of end-markets, providing the automotive, industrial, telecommunications, medical, transportation, consumer, and other applications. Autosplice utilizes its vertically integrated operations and global presence to offer significant volumes of highly customized, program-specific consumable interconnector components as well as assemblies.
Backcountry.com, LLC	Backcountry.com, LLC founded in 1996 in Park City, Utah, is an online specialty retailer for outdoor adventure, cycling, motorcycle and action sports gear and clothing.
Be Green Packaging, LLC	Founded in 2007, Be Green Packaging, LLC designs and manufactures sustainable, tree-free, molded fiber products and packaging for the foodservice and consumer packaged goods end markets.
Black Angus Steakhouses, LLC	Founded in 1964 and headquartered in Los Altos, California, Black Angus Steakhouses, LLC operates restaurants across six states including California, Arizona, Alaska, New Mexico, Washington, and Hawaii.
Brantley Transportation LLC	Brantley Transportation LLC, (“Brantley”) based in Monahans, Texas, was founded more than 50 years ago and is a provider of mission-critical transportation services to energy producers and drilling companies in the upstream and midstream energy markets. Brantley leverages an available fleet of thirty-six trucks, fifty-two trailers, cranes and related specialized heavy equipment to provide its customers with customized services involving drilling rig transportation and field services, which includes the disassembly, transportation, and reassembly of drilling rigs and related equipment as well as production services.
Calloway Laboratories, Inc.	Calloway Laboratories, Inc., founded in 2003 and based in Wobrun, MA, is a clinical toxicology laboratory specializing in urine drug testing for pain care patients and substance abuse centers in the U.S.
Capstone Nutrition	Capstone Nutrition (“Capstone”) is a pure-play developer and manufacturer in the nutrition industry, with facilities in Ogden, UT and Spring Hill, TN and the combined resources of Cornerstone Research and Development and Integrity Nutraceuticals. Since 1992, Capstone has been developing, producing, and packaging capsule, tablet, and powder products for a variety of customers in the United States and Internationally.

Portfolio Company	Brief Description of Portfolio Company
ContMid, Inc.	ContMid, Inc. is a manufacturer and distributor of highly engineered metal fasteners, cold formed parts, stampings and assemblies to the automotive and industrials markets.
ConvergeOne Holdings Corporation	ConvergeOne Holdings Corporation is an independent provider of innovative communications solutions and managed services to large and medium sized enterprises globally.
CP OPCO LLC	CP OPCO LLC founded in 1978 and headquartered in Inglewood, CA, offers its customers a complete solution, pairing a broad portfolio of event rental products and temporary structures with value-added event services.
Crow Precision Components LLC	Crow Precision Components, LLC is a Fort Worth, TX based forger of aluminum and steel used for mission critical aircraft components, among other end markets.
DHISCO Electronic Distribution, Inc.	DHISCO Electronic Distribution, Inc. is a full service platform that assists lodging providers in the distribution of hotel information to end consumers through various distribution channels.
DLR Restaurants LLC	DLR Restaurants LLC (d/b/a “Dick’s Last Resort”, or “DLR”), headquartered in Nashville, TN, operates 15 company owned restaurants and earns a licensing fee on three licensed restaurants located throughout the United States. Dick’s Last Resort has developed an identifiable brand for its unique casual dining restaurant concept that targets tourists and business travelers in high foot traffic locations. DLR was established in 1985 and opened its first restaurant in Dallas, TX. DLR competes in the “concept” niche within casual dining with key competitors such as Margaritaville, Hooters, Senor Frogs, and Joe’s Crab Shack.
DreamFinders Homes LLC	Founded in 2009, Dream Finders Homes, LLC (“DFH”) is a residential homebuilder currently operating in the greater Jacksonville, Florida market. DFH builds both single-family homes and townhomes, and is developing and building units in a number of attractive communities across Clay County, St. John’s County, and Nassau County.
Dynamic Energy Services International LLC	Dynamic Energy Services International LLC is a provider of full-service fabrication, construction and maintenance services to a broad range of worldwide markets including oil and gas, industrial and petrochemical markets.
Essex Crane Rental Corp.	Headquartered in Chicago, IL, Essex Crane Rental Corp. (“Essex”) is an existing subsidiary of Essex Rental Corp. (the “Parent”) (Nasdaq: ESSX). Essex is a provider of lattice-boom crawler cranes and tower, max-er and ringer attachments. The Company specializes in crane rentals, used crane sales, and other crane services. The Parent is one of North America’s largest providers of mobile cranes (including lattice-boom crawlers, truck and rough terrain cranes), self-erecting cranes, stationary tower cranes, elevators and hoists, and other lifting equipment used in a wide array of construction projects across North America.

Portfolio Company	Brief Description of Portfolio Company
FKI Security Group LLC	Founded in 1951, FKI Security Group LLC (“FireKing”) is a global manufacturer and national service provider of security, safety and asset protection products used in a variety of industries, including the financial services, government, retail, education, and medical end markets. Based in New Albany, Indiana, FireKing’s product portfolio includes fire-proof and impact resistant file cabinets and safes, traditional and intelligent safes and digital video security systems. Further, FireKing delivers customer support and repair services for its products via a nationwide service network, which provides FireKing a steady, highly recurring revenue stream.
Footprint Acquisition LLC	Footprint Acquisition LLC (“Footprint”), headquartered in Lisle, IL, is a provider of in store merchandising and logistics solutions to major retailers and consumer packaged goods manufacturers. Services include Fixture Installation, Light Merchandising and Store Remodels. Footprint provides these services both for retailers and brand marketers. Complementary services include product resets and in-store intelligence services for its clients, including the validation of display and product placement.
Freedom Powersports LLC	Freedom Powersports LLC (“Freedom”) is a powersports dealer with locations in Texas, Georgia, and Alabama. Freedom was formed in February 2013 when Trinity Private Equity Group facilitated a management-led buyout of two dealership locations and served as the initial dealership platform.
Harrison Gypsum LLC	Harrison Gypsum LLC, (“Harrison”) founded in 1955, mines and processes gypsum and plaster in Oklahoma and Texas. Gypsum is a soft sulfate mineral most commonly found in layered sedimentary deposits and primarily used to create drywall as a finish in walls and ceilings. However, Harrison has successfully been able to develop and market gypsum to a diverse set of end markets, including building products, oil and gas, infrastructure, food/pharmaceuticals, in addition to other industries and associated freight, with products such as fines, filler, plaster, retarder rock, food/pharmaceutical grade gypsum and road rock.
Heligear Acquisition Co.	Heligear Acquisition Co. (d/b/a Northstar Aerospace, Inc) is an independent manufacturer of flight-critical aerospace gears and power transmission systems for domestic and international military and commercial aircraft applications.
JD Norman Industries, Inc.	JD Norman Industries, Inc., (“JD Norman”), founded in 2004 and headquartered in Addison, IL, is a manufacturer of engineered value-added metal components and systems including stampings, wire forms, machined components, coiled springs, and assemblies. Across its four North American facilities, JD Norman is deeply entrenched with its base of blue-chip OEMs, which are diversified across the automotive, heavy truck, agricultural, construction, building technology, and oil and gas end markets.
Jordan Reses Supply Company, LLC	Jordan Reses Supply Company, LLC, founded in 1985 and headquartered in Ann Arbor, MI, is a national distributor of respiratory equipment solely focused on serving the Veterans Affairs and the federal government.

Portfolio Company	Brief Description of Portfolio Company
Lighting Science Group Corporation	Headquartered in Satellite Beach, Florida, Lighting Science Group Corporation (“LSG”) is one of the world’s light emitting diode (“LED”) lighting technology companies. LSG designs, develops and markets general illumination products that exclusively use LEDs as their light source. The LSG’s broad product portfolio includes LED-based retrofit lamps (replacement bulbs) used in existing light fixtures as well as purpose-built LED-based luminaires (light fixtures).
Lucky Strike Entertainment LLC	Lucky Strike Entertainment, LLC (“Lucky Strike”), founded in 2003 and based out of Los Angeles, is an upscale bowling owner/operator in the United States. Lucky Strike owns and operates 17 bowling properties across the United States and Canada, with the average location featuring 10 to 26 bowling lanes. Lucky Strike offers an upscale entertainment venue, where bowling is complemented by quality food and beverages, and a nightlife atmosphere.
Lydell Jewelry Design Studio LLC	Founded in 1992, Lydell Jewelry Design Studio LLC, (“Lydell”) headquartered in New York, provides private label costume/fashion jewelry programs for retail chains in the United States. As opposed to high end fashion products, Lydell focuses specifically on products that wholesale for less than $10 and mostly retail for $15 to $99. Since its founding, Lydell has built an infrastructure capable of managing the entire value chain for its retail customers on a scale of almost 3,000 SKUs.
MCC Senior Loan Strategy JV I LLC	On March 27, 2015, the Company and Great American Life Insurance Company (“Great American Life”) entered into a limited liability company operating agreement to co-manage MCC Senior Loan Strategy JV I LLC (the “Joint Venture”). The Company and Great American Life have committed to provide $100 million of equity to the Joint Venture, with the Company providing $87.5 million and Great American Life providing $12.5 million. In addition, the Joint Venture has entered into a senior secured revolving credit facility. The Joint Venture commenced operations on July 15, 2015 and generates current income and capital appreciation by investing primarily in the debt of privately-held middle market companies in the United States with a focus on senior secured first lien loans.
Merchant Cash and Capital LLC	Founded in 2005, Merchant Cash and Capital LLC is a specialty finance firm that provides cash advances to merchants by purchasing a percentage of the merchant‘s future credit card receivables at a discount. Merchant Cash and Capital customers are typically small businesses that exhibit a high volume of daily sales such as restaurants, retailers, auto care establishments, and doctors.
Miratech Intermediate Holdings, Inc.	Miratech Intermediate Holdings, Inc. (“Miratech”) is a provider of highly specialized emissions solutions for natural gas and diesel reciprocating engines. Founded in 1992 and based in Tulsa, OK, Miratech offers catalysts, housings, and services for the power generation, natural gas and compression end markets. Miratech’s highly engineered products are sold into blue chip OEM customers and engine manufacturers.

Portfolio Company	Brief Description of Portfolio Company
Momentum Telecom, Inc.	Founded in 2011 and headquartered in Birmingham, Alabama, Momentum Telecom, Inc. (“Momentum”) is a subsidiary of a holding company, MBS Holdings, Inc. Momentum offers residential, small business, and enterprise high speed data and voice-over-IP operational support services.
Nation Safe Drivers Holdings, Inc.	Nation Safe Drivers Holdings, Inc is a provider of towing and roadside assistance services as well as supplemental insurance related products.
Nielsen & Bainbridge LLC	Nielsen & Bainbridge LLC is a designer, manufacturer, and provider of custom framing components and ready-made frames for independent framers and mass merchants globally.
Northern Lights Midco, LLC	Founded in 2007 and headquartered in Seattle, WA, Northern Lights Midco, LLC is a US-based private equity firm with investments in 13 boutique asset managers.
NorthStar Group Services, Inc.	NorthStar Group Services, Inc., founded in 1980 and headquartered in Brea, CA, is the United States’ largest one-stop provider of demolition and environmental remediation services including demolition, asset & scrap recovery, abatement of asbestos, lead, and mold, and disaster response.
OmniVere LLC	OmniVere LLC is a full service eDiscovery company that serves as a true end-to-end service provider in the eDiscovery industry. Legal discovery is the full disclosure, at opposing counsel’s request, of information related to lawsuits, corporate investigations and regulatory audits. eDiscovery is the process in which electronic discovery data is sought, located, secured, and searched with the intent of using it as evidence in a civil or criminal legal case.
Oxford Mining Company, LLC	Oxford Mining Company, LLC (d/b/a Westmoreland Resource Partners, L.P. or “Westmoreland”) is a producer of high-value thermal coal and the largest producer of surface-mined coal in Ohio with its headquarters in Columbus, Ohio. Westmoreland operates 17 active surface mines with seven mining complexes and operates principally in Ohio, Kentucky, West Virginia and Pennsylvania.
Point.360	Point.360 (OTC: PTSX) is a publicly traded, full-service content management company with several facilities strategically located throughout the Los Angeles supporting all aspects of postproduction.
Prestige Industries LLC	Prestige Industries LLC (“Prestige”) is a provider of commercial laundry services to the hospitality industry in the New York Tri-State area, operating a network of 3 strategically located laundry facilities. Prestige offers its customers a full suite of laundry services including: (i) terry & linen, (ii) food & beverage, (iii) valet services, (iv) garment cleaning and (v) laundry management.
Prince Mineral Holdings Corp.	Prince Mineral Holding Corp. (“Prince Mineral”) is a global value-added distributor of specialty mineral products and niche industrial additives. Prince Mineral sources, processes and distributes its products for use in brick, glass, agriculture, foundry, refractory and steel, oil and gas and coal end markets. Prince Mineral functions as a value-added processing intermediary.

Portfolio Company	Brief Description of Portfolio Company
RCS Management Corporation, Inc. & Specialized Medical Services, Inc.	RCS Management Corporation, Inc., Specialized Medical Services, Inc. and SMS Holdings, Inc., (“RCS”) collectively services over 1,750 facilities in 40 states on a combined basis. RCS’ core products and service offerings include (i) respiratory equipment rental; (ii) oxygen delivery; (iii) sale of disposable respiratory supplies; (iv) clinical; and (v) financial and billing consulting services.
Reddy Ice Corporation	Reddy Ice Corporation (“Reddy Ice”) is a manufacturer and distributor of packaged ice in the US, with #1 or #2 market share in the majority of its footprint, which spans 34 states, including Washington DC. Based in Dallas, Texas, Reddy Ice manufactures and distributes approximately 1.8M tons of ice annually and employs approximately 1,500 year-round employees.
Response Team Holdings, LLC	Response Team Holdings, LLC, founded in 2010 and headquartered in Raleigh, NC, provides mitigation, restoration, and ancillary services to single and multi-family prospects, healthcare organizations, schools, municipalities, and commercial businesses.
Safeworks LLC	Founded in 1947 and headquartered in Seattle, WA, Safeworks LLC is a manufacturer of suspended access products designed to enable customers to work safely and productively at extended heights.
Sendero Drilling Company LLC	Founded in 2010 as a wholly owned subsidiary of Pioneer Natural Resources, Sendero Drilling Company LLC is a land drilling contractor headquartered in San Angelo, Texas.
Seotowncenter, Inc.	Founded in 2009 and based in Lehi, UT, Seotowncenter, Inc. is a tech-enabled business services company that delivers white label search engine optimization and local search and digital campaign fulfillment to the small and midsize business market.
Ship Supply LLC	Founded in 1968 and headquartered in Miami, Florida, Ship Supply LLC is a logistics services business that provides products and maritime services for commercial and military marine vessels through four segments: (i) global logistics services, (ii) comprehensive husbandry services, (iii) full service vessel management to large passenger-carrying vessels, and (iv) fuel broker services.
Stancor, Inc.	Founded in 1985 and based Monroe, CT, Stancor, Inc. is a designer and manufacturer of electric submersible pumps, control, accessories, and parts.
T. Residential Holdings LLC	T Residential Holdings, LLC is a carve-out of Transcontinental Realty Investors and currently owns a portfolio of 11 high-quality, class A, multifamily properties concentrated in the southern United States.
Taylored Freight Services LLC	Taylored Freight Services LLC, founded in 1992 and based in Los Angeles, CA, is a port-based, third-party logistics provider that specializes in warehousing, fulfillment, transportation and related value-added services to support the global supply chains of manufacturers and importers of apparel, accessories, toys and sporting goods.

Portfolio Company	Brief Description of Portfolio Company
Tenere Acquisition Corp.	Tenere Acquisition Corp., (“Tenere”), founded in 1994 and located in Dresser, WI, is a sophisticated, full-service, designer and fabricator of complex engineered metal and plastic parts and assemblies. Tenere provides customers with highly desired, full-service solutions that start with the product concept and progress through rapid prototyping, process design, cost reduction design, commercial production with both soft tooling and hard tooling and assembly. Tenere manufactures enclosures and electromechanical assemblies for a variety of large Fortune 500 OEMs and contract manufacturers in the enterprise computing, network routers/communications, aerospace/military, medical and industrial end markets.
The Plastics Group, Inc.	Founded in 1997 and based in Willowbrook, IL, The Plastics Group, Inc (“TPG”) is a full-service manufacturer of blow molded plastic components and systems for a targeted set of growing applications and end markets. TPG operates two complementary businesses: a custom business serving original equipment manufacturer customers and a proprietary line of consumer products sold through retailers and distributors. TPG is the fourth largest independent custom blow molder in North America and differentiates itself with its large drop molding capabilities, materials knowledge, and engineering and technical expertise.
Transtelco, Inc.	Transtelco, Inc. (“Transtelco”) provides data and voice telecom services over its wholly-owned high capacity network. Transtelco provides (i) dedicated internet protocol access, (ii) transport services, (iii) colocation, (iv) spectrum leasing, and (v) voice services under multi-year contracts to large carrier and enterprise customers in the U.S. and Mexico.
United Road Towing, Inc.	United Road Towing, Inc. (“URT”) is an integrated towing company in the United States. URT provides a complete range of towing, vehicle storage and vehicle auction services through a network of 53 operating locations across 9 states.
Untangle, Inc.	Untangle, Inc. (“UT”) is a provider of network security software and services for small to medium businesses as well as K-12 and community college educational platforms. Founded in 2006, UT’s products are focused on multi-function firewall and Internet management solutions designed to meet the network policy demands of organizations of various sizes.
US Multifamily, LLC	US Multifamily, LLC (“US Multifamily”) is a real estate private equity firm headquartered in Atlantic Beach, Florida, with offices in Atlanta, Georgia and Charlotte, North Carolina. US Multifamily is focused on distressed multifamily assets primarily located in the Southeastern region of the United States.
Velocity Pooling Vehicle LLC	Motorsport Aftermarket Group (“MAG”) and Tucker Rocky (“TR”) together compete in the parts and accessories sub segment of the broader motorcycle afterparts market. MAG is a manufacturer and is comprised of a group of highly recognizable brands serving nearly all product categories in the powersports aftermarket industry, including both on-road and off-road segments. TR is a distributor of proprietary and sourced brands to a variety of dealers and retailers.

Portfolio Company	Brief Description of Portfolio Company
Watermill-QMC Midco, Inc.	Founded in 1964 and headquartered in Livonia, Michigan, Watermill-QMC Midco, Inc (d/b/a Quality Metalcraft, Inc.) is a provider of complex assemblies for specialty automotive production, prototype and factory assist applications.
Wheels Up Partners LLC	Wheels Up Partners, LLC (“WUP”) is the first membership based private aviation club. Founded in 2013 by former CEO of Marquis Jets, Kenny Dichter, WUP charges members a one-time initiation fee with annual dues thereafter. Members are granted access to a closed fleet of newly redesigned King Air 350i turboprop aircrafts, with no upfront block purchase or minimum flying required.
Window Products, Inc.	Window Products, Inc., (“Window Products”) founded in 1989, is a vinyl window manufacturer in the Pacific Northwest of the U.S. Window Products sells its products through a diverse network of window dealers which in turn sell to builders and contractors.

THE ADVISER

MCC Advisors serves as our investment adviser and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”). Subject to the overall supervision of our board of directors, MCC Advisors manages the day-to-day operations of, and provides investment advisory and management services to us pursuant to an investment management agreement by and between Medley Capital and MCC Advisors.

Investment Committee

The purpose of MCC Advisors’ Investment Committee, which is comprised of a minimum of three members selected from senior members of MCC Advisors’ Investment Team, is to evaluate and approve all of our investments. The committee process is intended to bring the diverse experience and perspectives of the committee members to the analysis and consideration of every investment. The Investment Committee also serves to provide investment consistency and adherence to MCC Advisors’ investment philosophies and policies. The Investment Committee also determines appropriate investment sizing and suggests ongoing monitoring requirements.

In addition to reviewing investments, the Investment Committee meetings serve as a forum to discuss credit views and outlooks. Potential transactions and deal flow are also reviewed on a regular basis. Members of the Investment Team are encouraged to share information and views on credits with the Investment Committee early in their analysis. This process improves the quality of the analysis and assists the Investment Team members to work more efficiently.

Each transaction is presented to the Investment Committee in a formal written report. All of our new investments and the exit or sale of an existing investment must be approved by a majority vote of the Investment Committee, although unanimous agreement is sought.

Investment Management Agreement

Under the terms of our investment management agreement, MCC Advisors:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and
•	executes, closes, monitors and administers the investments we make, including the exercise of any voting or consent rights.

MCC Advisors’ services under the investment management agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Pursuant to our investment management agreement, we pay MCC Advisors a fee for investment advisory and management services consisting of a base management fee and a two-part incentive fee.

On December 3, 2015, MCC Advisors recommended and, in consultation with the Board, agreed to reduce fees under the investment management agreement. Beginning January 1, 2016, the base management fee will be reduced to 1.50% on gross assets above $1 billion. In addition, MCC Advisors will reduce its incentive fee from 20% on pre-incentive fee net investment income over an 8% hurdle, to 17.5% on pre-incentive fee net investment income over a 6% hurdle. Moreover, the revised incentive fee will include a netting mechanism and will be subject to a rolling three-year look back from January 1, 2016 forward. Under no circumstances will the new fee structure result in higher fees to MCC Advisors than fees under the current investment management agreement.

The following discussion of our base management fee and two-part incentive fee reflect the terms of the fee waiver agreement executed by MCC Advisors on February 8, 2016 (the “Fee Waiver Agreement”). The terms of the Fee Waiver Agreement are effective as of January 1, 2016, and are a permanent reduction in the base management fee and incentive fee on net investment income payable to MCC Advisors for the investment advisory and management services it provides under the investment management agreement. The Fee Waiver Agreement does not change the second component of the incentive fee, which is the incentive fee on capital gains.

Base Management Fee

For providing investment advisory and management services to us, MCC Advisors receives a base management fee. The base management fee is calculated at an annual rate of 1.75% (0.4375% per quarter) of up to $1.0 billion of the Company’s gross assets and 1.50% (0.375% per quarter) of any amounts over $1.0 billion of the Company’s gross assets, and is payable quarterly in arrears. The base management fee will be calculated based on the average value of the Company’s gross assets at the end of the two most recently completed calendar quarters and will be appropriately pro-rated for any partial quarter.

Incentive Fee.  The incentive fee has two components, as follows:

Incentive Fee Based on Income

The first component of the incentive fee is payable quarterly in arrears and is based on our pre-incentive fee net investment income earned during the calendar quarter for which the incentive fee is being calculated. MCC Advisors is entitled to receive the incentive fee on net investment income from us if our Ordinary Income (as defined below) exceeds a quarterly “hurdle rate” of 1.5%. The hurdle amount is calculated after making appropriate adjustments to the Company’s net assets, as determined as of the beginning of each applicable calendar quarter, in order to account for any capital raising or other capital actions as a result of any issuances by the Company of its common stock (including issuances pursuant to our dividend reinvestment plan), any repurchase by the Company of its own common stock, and any dividends paid by the Company, each as may have occurred during the relevant quarter.

Beginning with the calendar quarter that commenced on January 1, 2016, the incentive fee on net investment income will be determined and paid quarterly in arrears at the end of each calendar quarter by reference to our aggregate net investment income, as adjusted as described below, from the calendar quarter then ending and the eleven preceding calendar quarters (or if shorter, the number of quarters that have occurred since January 1, 2016). We refer to such period as the “Trailing Twelve Quarters.”

The hurdle amount for the incentive fee on net investment income is determined on a quarterly basis, and is equal to 1.5% multiplied by the Company’s net asset value at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters. The hurdle amount is calculated after making appropriate adjustments to the Company’s net assets, as determined as of the beginning of each applicable calendar quarter, in order to account for any capital raising or other capital actions as a result of any issuances by the Company of its common stock (including issuances pursuant to our dividend reinvestment plan), any repurchase by the Company of its own common stock, and any dividends paid by the Company, each as may have occurred during the relevant quarter. The incentive fee for any partial period will be appropriately prorated. Any incentive fee on net investment income will be paid to MCC Advisors on a quarterly basis, and will be based on the amount by which (A) aggregate net investment income (“Ordinary Income”) in respect of the relevant Trailing Twelve Quarters exceeds (B) the hurdle amount for such Trailing Twelve Quarters. The amount of the excess of (A) over (B) described in this paragraph for such Trailing Twelve Quarters is referred to as the “Excess Income Amount.” For the avoidance of doubt, Ordinary Income is net of all fees and expenses, including the base management fee but excluding any incentive fee on Pre-Incentive Fee net investment income or on the Company’s capital gains.

Quarterly Incentive Fee Based on Income.

The incentive fee on net investment income for each quarter is determined as follows:

•	No incentive fee on net investment income is payable to MCC Advisors for any calendar quarter for which there is no Excess Income Amount.
•	100% of the Ordinary Income, if any, that exceeds the hurdle amount, but is less than or equal to an amount, which we refer to as the “Catch-up Amount,” determined as the sum of 1.8182% multiplied by the Company’s net assets at the beginning of each applicable calendar quarter, as adjusted as noted above, comprising the relevant Trailing Twelve Quarters is included in the calculation of the incentive fee on net investment income; and
•	17.5% of the Ordinary Income that exceeds the Catch-up Amount is included in the calculation of the incentive fee on net investment income.

The amount of the incentive fee on net investment income that will be paid to MCC Advisors for a particular quarter will equal the excess of the incentive fee so calculated minus the aggregate incentive fees on net investment income that were paid in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant Trailing Twelve Quarters but not in excess of the Incentive Fee Cap (as described below).

The incentive fee on net investment income that is paid to MCC Advisors for a particular quarter is subject to a cap (the “Incentive Fee Cap”). The Incentive Fee Cap for any quarter is an amount equal to (a) 17.5% of the Cumulative Net Return (as defined below) during the relevant Trailing Twelve Quarters minus (b) the aggregate incentive fees on net investment income that were paid in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant Trailing Twelve Quarters.

“Cumulative Net Return” means (x) the Ordinary Income in respect of the relevant Trailing Twelve Quarters minus (y) any Net Capital Loss (as described below), if any, in respect of the relevant Trailing Twelve Quarters. If, in any quarter, the Incentive Fee Cap is zero or a negative value, the Company will pay no incentive fee on net investment income to MCC Advisors for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is a positive value but is less than the incentive fee on net investment income that is payable to MCC Advisors for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, the Company will pay an incentive fee on net investment income to MCC Advisors equal to the Incentive Fee Cap for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is equal to or greater than the incentive fee on net investment income that is payable to MCC Advisors for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, the Company will pay an incentive fee on net investment income to MCC Advisors, calculated as described above, for such quarter without regard to the Incentive Fee Cap.

“Net Capital Loss” in respect of a particular period means the difference, if positive, between (i) aggregate capital losses, whether realized or unrealized, and dilution to the Company’s net assets due to capital raising or capital actions, in such period and (ii) aggregate capital gains, whether realized or unrealized and accretion to the Company’s net assets due to capital raising or capital action, in such period.

Dilution to the Company’s net assets due to capital raising is calculated, in the case of issuances of common stock, as the amount by which the net asset value per share was adjusted over the transaction price per share, multiplied by the number of shares issued. Accretion to the Company’s net assets due to capital raising is calculated, in the case of issuances of common stock (including issuances pursuant to our dividend reinvestment plan), as the excess of the transaction price per share over the amount by which the net asset value per share was adjusted, multiplied by the number of shares issued. Accretion to the Company’s net assets due to other capital action is calculated, in the case of repurchases by the Company of its own common stock, as the excess of the amount by which the net asset value per share was adjusted over the transaction price per share multiplied by the number of shares repurchased by the Company.

For the avoidance of doubt, the purpose of the new incentive fee calculation under the Fee Waiver Agreement is to permanently reduce aggregate fees payable to MCC Advisors by the Company, effective as of January 1, 2016. In order to ensure that the Company will pay MCC Advisors lesser aggregate fees on a cumulative basis, as calculated beginning January 1, 2016, we will, at the end of each quarter, also calculate the base management fee and incentive fee on net investment income owed by the Company to MCC Advisors based on the formula in place prior to January 1, 2016. If, at any time beginning January 1, 2016, the aggregate fees on a cumulative basis, as calculated based on the formula in place after January 1, 2016, would be greater than the aggregate fees on a cumulative basis, as calculated based on the formula in place prior to January 1, 2016, MCC Advisors shall only be entitled to the lesser of those two amounts.

The second component of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment management agreement as of the termination date) and equals 20.0% of our cumulative aggregate realized capital gains less cumulative realized capital losses, unrealized capital depreciation (unrealized depreciation on a gross investment-by-investment basis at the end of each calendar year) and all capital gains upon which prior performance-based capital gains incentive fee payments were previously made to the investment adviser.

Under GAAP, the Company calculates the second component of the incentive fee as if the Company had realized all assets at their fair values as of the reporting date. Accordingly, the Company accrues a provisional capital gains incentive fee taking into account any unrealized gains or losses. As the provisional capital gains incentive fee is subject to the performance of investments until there is a realization event, the amount of the provisional capital gains incentive fee accrued at a reporting date may vary from the capital gains incentive that is ultimately realized and the differences could be material.

For the year ended September 30, 2015, the Company incurred net base management fees payable to MCC Advisors of $22.5 million and $18.2 million of incentive fees related to pre-incentive fee net investment income.

For the three months ended December 31, 2015, the Company incurred net base management fees to MCC Advisors of $5.4 million and $3.9 million of incentive fees related to pre-incentive fee net investment income.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee effective as of January 1, 2016 pursuant to the Fee Waiver Agreement:

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive Fee Net Investment Income
(Expressed as a Percentage of the Value of Net Assets)

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee:

•	Quarter 1
•	Net Asset Value at the start of Quarter 1 = $100.0 million (1 million shares)
•	Quarter 1 Ordinary Income = $5.0 million
•	Quarter 1 Issue 1 million shares at $101 per share = $1.0 million
•	Quarter 1 Capital Gain = $1.0 million
•	Quarter 1 Hurdle Amount = $1.5 million (calculated based on a quarterly 1.5% hurdle rate)
•	Quarter 1 Catchup Amount = $1.81818 million (calculated based on a quarterly 1.81818% rate)
•	Quarter 2
•	Net Asset Value at the start of Quarter 2 = $100.0 million (1 million shares)
•	Quarter 2 Ordinary Income = $1.5 million
•	Quarter 2 Capital Gain = $1.0 million
•	Quarter 2 Hurdle Amount = $1.5 million (calculated based on a quarterly 1.5% hurdle rate)
•	Quarter 2 Catchup Amount = $1.81818 million (calculated based on a quarterly 1.81818% rate)

•	Quarter 3
•	Net Asset Value at the start of Quarter 3 = $100.0 million (1 million shares)
•	Quarter 3 Ordinary Income = $4.0 million
•	Quarter 3 Repurchase 500,000 shares at $99 per share = $0.50 million
•	Quarter 3 Capital Loss = ($8.0) million
•	Quarter 3 Hurdle Amount = $1.5 million (calculated based on a quarterly 1.5% hurdle rate)
•	Quarter 3 Catchup Amount = $1.81818 million (calculated based on a quarterly 1.81818% rate)
•	Quarter 4
•	Net Asset Value at the start of Quarter 4 = $100.0 million (1 million shares)
•	Quarter 4 Ordinary Income = $4.0 million
•	Quarter 4 Capital Gain = $3.0 million
•	Quarter 4 Hurdle Amount = $1.5 million (calculated based on a quarterly 1.5% hurdle rate)
•	Quarter 4 Catchup Amount = $1.81818 million (calculated based on a quarterly 1.81818% rate)

Determination of Incentive Fee Based on Income:

In Quarter 1, the Ordinary Income of $5.0 million exceeds the Hurdle Amount of $1.50 million and the Catchup Amount of $1.8182 million. There is $2 million of Net Capital Gains, including a capital gain of $1 million and accretion to the Company’s net asset value of $1 million as a result of issuing shares at a transaction price that exceeds the net asset value per share. As a result, an Incentive Fee based on income of $875,000 ((100% of $318,182) + (17.5% of $3,181,818)) is payable to our investment adviser for Quarter 1.

In Quarter 2, the Quarter 2 Ordinary Income of $1.50 million does not exceed the Quarter 2 Hurdle Amount of $1.50 million, but the aggregate Ordinary Income for the Trailing Twelve Quarters of $6.50 million exceeds the aggregate Hurdle Amount for the Trailing Twelve Quarters of $3.0 million and the aggregate Catchup Amount for the Trailing Twelve Quarters of $3.6364 million. There are no Net Capital Losses. As a result, an Incentive Fee based on income of $262,500 ($1,137,500 (100% of $636,364) + (17.5% of 2,863,636) minus $875,000 paid in Quarter 1) would be payable to our investment adviser for Quarter 2.

In Quarter 3, the aggregate Ordinary Income of the Trailing Twelve Quarters of $10.5 million exceeds the aggregate Hurdle Amount for the Trailing Twelve Quarters of $4.5 million and the aggregate Catchup Amount for the Trailing Twelve Quarters of $5.4545 million. However, there is an aggregate Net Capital Loss of ($4.5) million for the Trailing Twelve Quarters. As a result, the Incentive Fee Cap would apply. The Incentive Fee Cap equals $(87,500), calculated as follows:

(17.5% x ($10.5 million minus $4.5 million)) minus $1,137,500 paid in Quarters 1 and 2. Because the Incentive Fee Cap is a negative value, there is no Incentive Fee based on income payable to the adviser for Quarter 3.

In Quarter 4, the aggregate Ordinary Income of the Trailing Twelve Quarters of $14.50 million exceeds the aggregate Hurdle Amount for the Trailing Twelve Quarters of $6.0 million and the aggregate Catchup Amount for the Trailing Twelve Quarters of $7.2727 million. The calculation of the Incentive Fee based on income would be $1.40 million ($2,537,500 (100% of $1,272,727) + (17.5% of $7,227,272) minus $1,137,500 million paid in Quarters 1 and 2). However, there is an aggregate Net Capital Loss of $(1.50) million for the Trailing Twelve Quarters. As a result, the Incentive Fee Cap would apply. The Incentive Fee Cap equals $1,137,500 calculated as follows:

(17.5% X ($14.5 million minus $1.5 million)) minus $1,137,500. Because the Incentive Fee Cap is positive but less than the Incentive Fee based on Income of $1.40 million calculated prior to the Incentive Fee Cap, an Incentive Fee based on Income of $1,137,500 is payable to our investment adviser for Quarter 4.

Example 2: Capital Gains Portion of Incentive Fee:

Alternative 1:

Assumptions

Year 1:  $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

Year 2:  Investment A sold for $50 million and fair market value, or FMV, of Investment B determined to be $32 million

Year 3:  FMV of Investment B determined to be $25 million

Year 4:  Investment B sold for $31 million

The capital gains portion of the incentive fee would be:

Year 1:  None

Year 2:  Capital gains incentive fee of $6.0 million ($30 million realized capital gains on sale of Investment A multiplied by 20.0%)

Year 3:  None; $5.0 million (20.0% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6.0 million (previous capital gains fee paid in Year 2) (the $1.0 million difference would not be deducted from future capital gains incentive fees)

Year 4:  Capital gains incentive fee of $200,000; $6.2 million ($31 million cumulative realized capital gains multiplied by 20.0%) less $6.0 million (capital gains fee paid in Year 2)

Alternative 2

Assumptions

Year 1:  $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

Year 2:  Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

Year 3:  FMV of Investment B determined to be $27 million and Investment C sold for $30 million

Year 4:  FMV of Investment B determined to be $35 million

Year 5:  Investment B sold for $20 million

The capital gains portion of the incentive fee would be:

Year 1:  None

Year 2:  Capital gains incentive fee of $5.0 million; 20.0% multiplied by $25 million ($30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B)

Year 3:  Capital gains incentive fee of $1.4 million; $6.4 million (20.0% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation on Investment B)) less $5.0 million capital gains fee received in Year 2

Year 4:  None

Year 5:  None; $5.0 million of capital gains incentive fee (20.0% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gains fee paid in Year 2 and Year 3 (the $1.4 million difference would not be deducted from future capital gains incentive fees)

As noted above, in order to ensure that the Company will pay MCC Advisors a lesser base management fee and incentive fee on net investment income on a cumulative basis, as calculated beginning January 1, 2016, the Company will, at the end of each quarter, also calculate the base management fee and incentive fee on net investment income owed by the Company to MCC Advisors based on the formula in place prior to the Fee Waiver Agreement, and pay lesser of those two amounts. Set forth below is a description of the base management fee and the incentive fee on net investment income payable to MCC Advisors prior to the Fee Waiver Agreement.

Base Management Fee

The base management fee was calculated at an annual rate of 1.75% of our gross assets, and is payable quarterly in arrears. The base management fee is based on the average value of our gross assets at the end of the two most recently completed calendar quarters.

Incentive Fee — Prior to Fee Waiver Agreement

The incentive fee based on net investment income was calculated as 20.0% of the amount, if any, by which our pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets calculated as of the end of the calendar quarter immediately preceding the calendar quarter for which the incentive fee is being calculated, exceeds a 2.0% (which is 8.0% annualized) hurdle rate but also includes a “‘catch-up’ provision. Under this provision, in any calendar quarter, our investment adviser receives no incentive fee until our net investment income equals the hurdle rate of 2.0%, but then receives, as a “catch-up”, 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, our investment adviser will receive 20% of our pre-incentive fee net investment income as if the hurdle rate did not apply. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies accrued during the calendar quarter, minus our operating expenses for the quarter including the base management fee, expenses payable under the administration agreement, and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee. Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash.

Payment of Our Expenses

All investment professionals and staff of MCC Advisors, when, and to the extent, engaged in providing investment advisory and management services to us, and the compensation and routine overhead expenses of such personnel allocable to such services, is provided and paid for by MCC Advisors. We bear all other costs and expenses of our operations and transactions, including those relating to:

•	our organization and continued corporate existence;
•	calculating our net asset value (“NAV”) (including the cost and expenses of any independent valuation firms);
•	expenses, including travel expense, incurred by MCC Advisors or payable to third parties performing due diligence on prospective portfolio companies, monitoring our investments and, if necessary, enforcing our rights;
•	interest payable on debt incurred to finance our investments;
•	the costs of all offerings of common shares and other securities;
•	the base management fee and any incentive management fee;
•	distributions on our shares;
•	administration fees payable under our administration agreement;
•	the allocated costs incurred by MCC Advisors as our administrator in providing managerial assistance to those portfolio companies that request it;

•	amounts payable to third parties relating to, or associated with, making investments;
•	transfer agent and custodial fees;
•	all registration and listing fees;
•	U.S. federal, state and local taxes;
•	independent directors’ fees and expenses;
•	costs of preparing and filing reports or other documents with the SEC or other regulators;
•	the costs of any reports, proxy statements or other notices to our stockholders, including printing costs;
•	our fidelity bond;
•	directors and officers/errors and omissions liability insurance, and any other insurance premiums;
•	indemnification payments;
•	direct costs and expenses of administration, including audit and legal costs; and
•	all other expenses reasonably incurred by us or MCC Advisors in connection with administering our business, such as the allocable portion of overhead under our administration agreement, including rent and other allocable portions of the cost of our officers and their respective staffs (including travel expenses).

We reimburse MCC Advisors for costs and expenses incurred for office space rental, office equipment and utilities allocable to the performance by MCC Advisors of its duties under the administration agreement, as well as any costs and expenses incurred relating to any non-investment advisory, administrative or operating services provided to us or in the form of managerial assistance to portfolio companies that request it.

From time to time, MCC Advisors pays amounts owed by us to third party providers of goods or services. We subsequently reimburse MCC Advisors for such amounts paid on our behalf.

Limitation of Liability and Indemnification

The investment management agreement provides that MCC Advisors and its officers, directors, employees and affiliates are not liable to us or any of our stockholders for any act or omission by it or its employees in the supervision or management of our investment activities or for any loss sustained by us or our stockholders, except that the foregoing exculpation does not extend to any act or omission constituting willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the investment management agreement. The investment management agreement also provides for indemnification by us of MCC Advisors’ members, directors, officers, employees, agents and control persons for liabilities incurred by it in connection with their services to us, subject to the same limitations and to certain conditions.

Duration and Termination

The investment management agreement was initially approved by our board of directors on November 3, 2010 and executed on January 19, 2011. Pursuant to its terms and under the 1940 Act, the investment management agreement had an initial two year term, and then subject to an annual approval by our board of directors. Unless terminated earlier as described below, it will continue in effect from year to year if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The investment management agreement will automatically terminate in the event of its assignment. The investment management agreement may be terminated by either party without penalty upon not more than 60 days’ written notice to the other. See “Risks — Risks Related to Our Business — We are dependent upon senior management personnel of MCC Advisors for our future success, and if MCC Advisors are unable to retain qualified personnel or if MCC Advisors loses any member of its senior management team, our ability to achieve our investment objective could be significantly harmed.”

Annual Board Approval of the Investment Management Agreement

Our board of directors held an in-person meeting on December 2, 2015, in order to consider the annual approval and continuation of our investment management agreement. In its consideration of the investment management agreement, the board of directors focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to us by our investment adviser, MCC Advisors; (b) comparative data with respect to advisory fees or similar expenses paid by other business development companies with similar investment objectives; (c) our projected operating expenses and expense ratio compared to business development companies with similar investment objectives; (d) any existing and potential sources of indirect income to MCC Advisors from its relationships with us and the profitability of those relationships; (e) information about the services to be performed and the personnel performing such services under the investment management agreement; (f) the organizational capability and financial condition of MCC Advisors and its affiliates; and (g) various other factors.

Based on the information reviewed and the discussions, the board of directors, including a majority of the non-interested directors, concluded that the investment management fee rates and terms are reasonable in relation to the services to be provided and approved the investment management agreement as being in the best interests of our stockholders. Specifically the board of directors approved the extension of the investment management agreement for an additional period of one year beginning on January 19, 2016.

Notwithstanding the approval noted above, on December 3, 2015, MCC Advisors recommended and, in consultation with the Board, agreed to reduce fees under the investment management agreement. Beginning January 1, 2016, the base management fee will be reduced to 1.50% on gross assets above $1 billion. In addition, MCC Advisors will reduce its incentive fee from 20% on pre-incentive fee net investment income over an 8% hurdle, to 17.5% on pre-incentive fee net investment income over a 6% hurdle. Moreover, the revised incentive fee will include a netting mechanism and will be subject to a rolling three-year look back from January 1, 2016 forward. Under no circumstances will the new fee structure result in higher fees to MCC Advisors than fees under the current investment management agreement.

License Agreement

We have entered into a license agreement with Medley Capital LLC under which Medley Capital LLC has agreed to grant us a non-exclusive, royalty-free license to use the name “Medley”. Under this agreement, we will have a right to use the “Medley” name for so long as MCC Advisors or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “Medley” name. This license agreement will remain in effect for so long as the investment management agreement with MCC Advisors is in effect.

REGULATION

General

We have elected to be regulated as a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons”, as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by “a majority of our outstanding voting securities.”

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. We do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, except for registered money market funds we generally cannot acquire more than 3% of the voting stock of any investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of our investment policies are fundamental and any may be changed without stockholder approval.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:
•	is organized under the laws of, and has its principal place of business in, the United States;
•	is not an investment company (other than a small business investment company wholly owned by the Company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and
•	satisfies either of the following:
º	has a market capitalization of less than $250 million or does not have any class of securities listed on a national securities exchange; or
º	is controlled by a BDC or a group of companies including a BDC, the BDC actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result thereof, the BDC has an affiliated person who is a director of the eligible portfolio company.
(2)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.
(3)	Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.
(4)	Securities of any eligible portfolio company which we control.
(5)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.
(6)	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

The regulations defining and interpreting qualifying assets may change over time. We may adjust our investment focus needed to comply with and/or take advantage of any regulatory, legislative, administrative or judicial actions in this area.

Managerial Assistance to Portfolio Companies

A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in “Regulation — Qualifying Assets” above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance. Where the BDC purchases such securities in conjunction with one or more other persons acting together, the BDC will satisfy this test if one of the other persons in the group makes available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets”, as described above, our investments may consist of cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in highly rated commercial paper, U.S. Government agency notes, U.S. Treasury bills or in repurchase agreements relating to such securities that are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, certain diversification tests in order to qualify as a RIC for U.S. federal income tax purposes will typically require us to limit the amount we invest with any one counterparty. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any preferred stock or publicly traded debt securities are outstanding, we may be prohibited from making distributions to our stockholders or the repurchasing of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risks — If we use borrowed funds to make investments or fund our business operations, we will be exposed to risks typically associated with leverage which will increase the risk of investing in us.”

On March 26, 2013, our wholly-owned subsidiary, Medley SBIC LP (“SBIC LP”), received a Small Business Investment Company (“SBIC”) license from the Small Business Administration (“SBA”). In anticipation of receiving an SBIC license, on November 16, 2012, we obtained exemptive relief from the SEC to permit us to exclude the debt of SBIC LP guaranteed by the SBA from from the 200% asset coverage ratio we are required to maintain under the 1940 Act. Pursuant to the 200% asset coverage ratio limitation, we are permitted to borrow one dollar for every dollar we have in assets less all liabilities and indebtedness not represented by debt securities issued by us or loans obtained by us.

The exemptive relief provides us with increased flexibility under the 200% asset coverage test by permitting SBIC LP to borrow up to $150 million (the maximum amount of SBA-guaranteed debentures an SBIC may currently have outstanding once certain conditions have been met) more than we would otherwise be able to absent the receipt of this exemptive relief. As a result, we would, in effect, be permitted to have a lower asset coverage ratio than the 200% asset coverage ratio limitation under the 1940 Act. For example, we would be able to borrow up to $150 million more than the approximately $545.7 million permitted under the asset coverage ratio limit as of September 30, 2015. For additional information on SBA regulations that will affect our access to SBA-guaranteed debentures, see “Risk Factors — Risks Relating to Our Business. Our SBIC subsidiary is subject to SBA regulations, and any failure to comply with SBA regulations could have an adverse effect on our operations.” SBA regulations currently limit the amount that the SBIC LP may borrow to a maximum of $150.0 million when it has at least $75.0 million in regulatory capital, receives a capital commitment from the SBA and has been through an examination by the SBA subsequent to licensing.

Code of Ethics

We and MCC Advisors have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, the code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Privacy Policy

We are committed to maintaining the privacy of stockholders and to safeguarding our non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to nonpublic personal information about our stockholders to our investment adviser’s employees with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to MCC Advisors. The Proxy Voting Policies and Procedures of MCC Advisors are set forth below. The guidelines are reviewed periodically by MCC Advisors and our independent directors, and, accordingly, are subject to change.

MCC Advisors is registered with the SEC as an investment adviser under the Advisers Act. As an investment adviser registered under the Advisers Act, MCC Advisors will have fiduciary duties to us. As part of this duty, MCC Advisors recognizes that it must vote client securities in a timely manner free of conflicts of interest and in our best interests and the best interests of our stockholders. MCC Advisors’ Proxy Voting Policies and Procedures have been formulated to ensure decision-making consistent with these fiduciary duties.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

MCC Advisors evaluates routine proxy matters, such as proxy proposals, amendments or resolutions on a case-by-case basis. Routine matters are typically proposed by management and MCC Advisors will normally support such matters so long as they do not measurably change the structure, management control, or operation of the corporation and are consistent with industry standards as well as the corporate laws of the state of incorporation.

MCC Advisors also evaluates non-routine matters on a case-by-case basis. Non-routine proposals concerning social issues are typically proposed by stockholders who believe that the corporation’s internally adopted policies are ill-advised or misguided. If MCC Advisors has determined that management is generally socially responsible, MCC Advisors will generally vote against these types of non-routine proposals. Non-routine proposals concerning financial or corporate issues are usually offered by management and seek to change a corporation’s legal, business or financial structure. MCC Advisors will generally vote in favor of such proposals provided the position of current stockholders is preserved or enhanced. Non-routine proposals concerning stockholder rights are made regularly by both management and stockholders. They can be generalized as involving issues that transfer or realign board or stockholder voting power. MCC Advisors typically would oppose any proposal aimed solely at thwarting potential takeovers by requiring, for example, super-majority approval. At the same time, MCC Advisors believes stability and continuity promote profitability. MCC Advisors’ guidelines in this area seek a balanced view and individual proposals will be carefully assessed in the context of their particular circumstances.

If a vote may involve a material conflict of interest, prior to approving such vote, MCC Advisors must consult with its chief compliance officer to determine whether the potential conflict is material and if so, the appropriate method to resolve such conflict. If the conflict is determined not to be material, MCC Advisors’ employees shall vote the proxy in accordance with MCC Advisors’ proxy voting policy.

Proxy Voting Records

You may obtain information about how we voted proxies by making a written request for proxy voting information to:

Chief Compliance Officer
Medley Capital Corporation
280 Park Avenue, 6th Floor East
New York, NY 10017

Other

Under the 1940 Act, we are not generally able to issue and sell our common stock at a price below NAV per share. We may, however, issue and sell our common stock, at a price below the current NAV of the common stock, or issue and sell warrants, options or rights to acquire such common stock, at a price below the current NAV of the common stock if our board of directors determines that such sale is in our best interest and in the best interests of our stockholders, and our stockholders have approved our policy and practice of making such sales within the preceding 12 months. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities. However, we currently do not have the requisite stockholder approval, nor do we have any current plans to seek stockholder approval, to sell or issue shares of our common stock at a price below NAV per share.

In addition, we received approval at our 2012 Annual Meeting of Stockholders to authorize us, with the approval of our board of directors, to issue securities to, subscribe to, convert to, or purchase shares of the Company’s common stock in one or more offerings, subject to certain conditions as set forth in the proxy statement. Such authorization has no expiration.

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC. The SEC has interpreted the prohibition on transactions with affiliates to prohibit “ joint transactions” among entities that share a common investment adviser. The staff of the SEC has granted no-action relief permitting purchases of a single class of privately placed securities, provided that the adviser negotiates no term other than price and certain other conditions are met.

On November 25, 2013, we received an amended order from the SEC that expanded our ability to negotiate the terms of co-investment transactions with other funds managed by MCC Advisors or its affiliates, including Sierra Income Corporation, a non-traded business development company, subject to the conditions included therein. In situations where co-investment with other funds managed by MCC Advisors or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between our interests and those of other MCC Advisors clients, MCC Advisors will need to decide which client will proceed with the investment. MCC Advisors will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts on an alternating basis that will be fair and equitable over time. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which a fund managed by MCC Advisors or its affiliates has previously invested. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates.

Under the terms of the relief pernitting us to co-invest with other funds managed by MCC Advisors or its affiliates, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment strategies and policies.

We expect to be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and MCC Advisors adopted written policies and procedures reasonably designed to prevent violation of the federal securities laws, and will review these policies and procedures annually for their adequacy and the effectiveness of their implementation. We and MCC Advisors have designated a chief compliance officer to be responsible for administering the policies and procedures.

Sarbanes-Oxley Act

The Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, imposes a wide variety of regulatory requirements on publicly held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, our principal executive officer and principal financial officer must certify the accuracy of the financial statements contained in our periodic reports;
•	pursuant to Item 307 under Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;
•	pursuant to Rule 13a-15 under the Exchange Act, our management must prepare an annual report regarding its assessment of our internal control over financial reporting, which must be audited by our independent registered public accounting firm; and
•	pursuant to Item 308 of Regulation S-K and Rule 13a-15 under the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated under such act. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we comply with that act.

Small Business Investment Company Regulations

On March 26, 2013, our wholly-owned subsidiary, Medley SBIC LP (“SBIC LP”), a Delaware limited partnership, received a Small Business Investment Company (“SBIC”) license from the Small Business Administration (“SBA”). In anticipation of receiving an SBIC license, on November 16, 2012, we obtained exemptive relief from the SEC to permit us to exclude the debt of SBIC LP guaranteed by the SBA from our 200% asset coverage test under the 1940 Act. The exemptive relief provides us with increased flexibility under the 200% asset coverage test by permitting SBIC LP to borrow up to $150 million more than it would otherwise be able to absent the receipt of this exemptive relief.

The SBIC license allows the SBIC LP to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed on a semi-annual basis at a market-driven spread over U.S. Treasury Notes with 10-year maturities. The SBA, as a creditor, will have a superior claim to the SBIC LP’s assets over our stockholders in the event we liquidate the SBIC LP or the SBA exercises its remedies under the SBA-guaranteed debentures issued by the SBIC LP upon an event of default.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs may make loans to eligible small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. SBA regulations currently limit the amount that an SBIC may borrow up to a maximum of $150 million when it has at least $75 million in regulatory capital, receives a capital commitment from the SBA and has been through an examination by the SBA subsequent to licensing. In December 2015, the 2016 omnibus spending bill approved by the U.S. Congress and signed into law by the President increased the amount of SBA-guaranteed debentures that affiliated SBIC funds can have outstanding from $225.0 million to $350.0 million, subject to SBA approval.

Under present SBA regulations, eligible small businesses generally include businesses that (together with their affiliates) have a tangible net worth not exceeding $19.5 million and have average annual fully taxed net income after U.S. federal income taxes not exceeding $6.5 million (average net income to be computed without benefit of any carryover loss) for the two most recent fiscal years. In addition, an SBIC must devote 25% of its investment activity to “smaller” concerns as defined by the SBA. A smaller concern generally includes businesses that have a tangible net worth not exceeding $6 million and have average annual net income after U.S. federal income taxes not exceeding $2 million (average net income to be computed without benefit of any net carryover loss) for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility for designation as an eligible small business or smaller concern, which criteria depend on the primary industry in which the business is engaged and are based on such factors as the number of employees and gross revenue. However, once an SBIC has invested in a company, it may continue to make follow-on investments in the company, regardless of the size of the company at the time of the follow-on investment, up to the time of the company’s initial public offering, if any.

The SBA prohibits an SBIC from providing funds to small businesses for certain purposes, such as relending or investing outside the United States, to businesses engaged in a few prohibited industries and to certain “passive” (i.e., non-operating) companies. In addition, without prior SBA approval, an SBIC may not invest an amount equal to more than approximately 30% of the SBIC’s regulatory capital in any one company and its affiliates.

The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies (such as limiting the permissible interest rate on debt securities held by an SBIC in a portfolio company). Although prior regulations prohibited an SBIC from controlling a small business concern except in limited circumstances, regulations adopted by the SBA in 2002 now allow an SBIC to exercise control over a small business for a period of up to seven years from the date on which the SBIC initially acquires its control position. This control period may be extended for an additional period of time with the SBA’s prior written approval.

The SBA restricts the ability of an SBIC to lend money to any of its officers, directors and employees or to invest in affiliates thereof. The SBA also prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10% or more of a class of capital stock of a licensed SBIC. A “change of control” is any event which would result in the transfer of the power, direct or indirect, to direct the management and policies of an SBIC, whether through ownership, contractual arrangements or otherwise.

An SBIC (or group of SBICs under common control) may generally have outstanding debentures guaranteed by the SBA in amounts up to twice the amount of the privately raised funds of the SBIC(s). Debentures guaranteed by the SBA have a maturity of ten years, require semi-annual payments of interest and do not require any principal payments prior to maturity. The SBA, as a creditor, will have a superior claim to our SBIC subsidiary’s assets over our stockholders in the event we liquidate our SBIC subsidiary or the SBA exercises its remedies under the SBA-guaranteed debentures issued by our SBIC subsidiary upon an event of default.

SBICs must invest idle funds that are not being used to make loans in investments permitted under SBIC regulations in the following limited types of securities: (1) direct obligations of, or obligations guaranteed as to principal and interest by, the U.S. government, which mature within 15 months from the date of the investment; (2) repurchase agreements with federally insured institutions with a maturity of seven days or less (and the securities underlying the repurchase obligations must be direct obligations of or guaranteed by the federal government); (3) certificates of deposit with a maturity of one year or less, issued by a federally insured institution; (4) a deposit account in a federally insured institution that is subject to a withdrawal restriction of one year or less; (5) a checking account in a federally insured institution; or (6) a reasonable petty cash fund.

SBICs are periodically examined and audited by the SBA’s staff to determine their compliance with SBA regulations and are periodically required to file certain forms with the SBA. If an SBIC fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit the SBIC’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit the SBIC from making new investments. In addition, the SBIC may also be limited in its ability to make distributions to us if it does not have sufficient capital in accordance with SBA regulations. Such actions by the SBA would, in turn, negatively affect us because Medley SBIC LP is our wholly owned subsidiary.

Neither the SBA nor the U.S. government or any of its agencies or officers has approved any ownership interest to be issued by us or any obligation that we or any of our subsidiaries may incur.

MANAGEMENT

Our business and affairs are managed under the direction of our board of directors. The board of directors currently consists of seven members, four of whom are not “interested persons” of Medley Capital Corporation as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our board of directors elects our officers, who serve at the discretion of the board of directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. The board of directors has also established an audit committee, a nominating and corporate governance committee and a compensation committee and may establish additional committees in the future.

Board of Directors and Executive Officers

Pursuant to our charter and bylaws, the board of directors is divided into three classes, designated Class I, Class II, and Class III. Directors are elected for a staggered term of three years each, with a term of office of one of the three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected or until his successor is duly elected and qualified.

Directors

Information regarding the board of directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
Brook Taube	45	Chief Executive Officer and Chairman of the Board of Directors	2011	2017
Seth Taube	45	Director	2011	2016
Jeff Tonkel	45	Director	2014	2018
Independent Directors
Arthur S. Ainsberg	68	Director	2011	2016
Karin Hirtler-Garvey	59	Director	2011	2017
John E. Mack	68	Director	2011	2017
Robert Lyons	56	Director	2015	2018

Executive Officers Who Are Not Directors

Name	Age	Position
Richard T. Allorto, Jr.	44	Chief Financial Officer and Secretary
John D. Fredericks	51	Chief Compliance Officer

The business address of the directors and executive officers is c/o Medley Capital Corporation, 280 Park Avenue, 6th Floor East, New York, New York 10017.

Biographical Information

The following is information concerning the business experience of our board of directors and executive officers. Our directors have been divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in the 1940 Act.

Interested Directors

Brook Taube.  Mr. Taube has served as the Chief Executive Officer and Chairman of the Board of Directors of Medley Capital Corporation since its inception in 2011. In addition, Mr. Taube co-founded Medley in 2006 and has served as co-Chief Executive Officer and Chief Investment Officer since then and as co-Chairman of the board of directors of Medley Management Inc. since its formation. He has also served as a member of the board of directors of Sierra Income Corporation since its inception in 2012. Prior to forming

Medley in 2006, Mr. Taube was a Partner with CN Opportunity Fund, T3 Group, a principal and advisory firm focused on distressed asset and credit investments, and Griphon Capital Management. Mr. Taube began his career in leveraged finance at Bankers Trust in 1992. Mr. Taube received a BA from Harvard University.

We believe that Mr. Taube’s broad and extensive experience in asset and credit management and finance industries and his service as portfolio manager for several Medley affiliates qualify him to serve as a member of our Board.

Seth Taube.  Mr. Taube has served as a member of the Board of Directors of Medley Capital Corporation since its inception in 2011. Mr. Taube co-founded Medley in 2006 and has served as co-Chief Executive Officer since then and as co-Chairman of the board of directors of Medley Management Inc. since its formation. He has also served as the Chief Executive Officer and Chairman of the board of directors of Sierra Income Corporation since its inception in 2012. Prior to forming Medley in 2006, Mr. Taube was a Partner with CN Opportunity Fund, T3 Group, a principal and advisory firm focused on distressed asset and credit investments, and Griphon Capital Management. Mr. Taube previously worked with Tiger Management and Morgan Stanley & Co. in its Investment Banking and Institutional Equity Divisions. Mr. Taube received a BA from Harvard University, an M.Litt. in Economics from St. Andrew’s University in Great Britain, where he was a Rotary Foundation Fellow, and an MBA from the Wharton School at the University of Pennsylvania.

We believe that Mr. Taube’s broad and extensive experience in asset and credit management and finance industries and his service as portfolio manager for several Medley affiliates qualify him to serve as a member of our Board.

Jeff Tonkel.  Mr. Tonkel has been a member of the Board of Directors of Medley Capital Corporation since February 2014. Mr. Tonkel joined Medley in 2011 and has also served as President of Sierra Income Corporation since July 2013 and as President and a member of the board of directors of Medley Management Inc. since its formation. Prior to joining Medley in 2011, Mr. Tonkel was a Managing Director with J.P. Morgan from January 2010 to November 2011, serving as Chief Financial Officer of a global financing and markets business. Prior to J.P. Morgan, Mr. Tonkel was a Managing Director of Principal Investments with Friedman Billings Ramsey, where he focused on merchant banking and corporate development investments in the specialty finance, real estate, energy and diversified industrial sectors. Mr. Tonkel began his investment career with Summit Partners. Mr. Tonkel received a BA from Harvard University and an MBA from Harvard Business School.

We believe that Mr. Tonkel’s broad and extensive experience in asset and credit management and tenure in the financial services industry qualify him to serve as a member of our Board.

Independent Directors

Arthur S Ainsberg.  Mr. Ainsberg is not an “interested person” of Medley Capital Corporation as defined in the 1940 Act. Mr. Ainsberg has over 40 years of experience in the financial services industry and a deep understanding of public and accounting matters for financial service companies. Mr. Ainsberg served as a director, Chairman of the Audit Committee and member of the Compliance Committee of Nomura Securities International, Inc. (the U.S. based broker-dealer of The Nomura Group) from 1996 through December 2014. In September 2012, Mr. Ainsberg was named to the board of directors of Nomura Global Financial Products, Inc., and in July 2013, he was named to the board of directors of Nomura Holding America, Inc., and served on each board through December 2014. In May 2013, Mr. Ainsberg was named to the Board of Directors of AG Mortgage Investment Trust. AG is a NYSE company, structured as a REIT, investing in various types of mortgage investments. From July 2003 through May 2012, Mr. Ainsberg served as a director for National Financial Partners Corporation, an independent financial services distribution company. From August 2009 through June 2011, Mr. Ainsberg served as Chief Operating Officer of Lehman Brothers Inc. in liquidation, the largest and most complex bankruptcy in the United States. Prior to this engagement, Mr. Ainsberg served as the Independent Consultant for Morgan Stanley & Co. from December 2003 until July 2009, under the Global Research Analyst Settlement, and was responsible for selecting and monitoring the providers of independent research for the clients of Morgan Stanley. Previously, Mr. Ainsberg was Chief Operating Officer at two investment partnerships, Brahman Capital Corp. from 1996 to 2000 and Bessent Capital Corp. during 2001. He also served as Chairman of the New York State Board for Public Accountancy from 1999 to 2000 and was a member of that board from 1993 to 2001. From 1998 to 2000, he was also a member of the Board of

District 10 of the National Association of Securities Dealers. Mr. Ainsberg is also the author of Shackleton: Leadership Lessons from Antarctica (2008) and the co-author of Breakthrough: Elizabeth Hughes, the Discovery of Insulin, and the Making of a Medical Miracle (2010). Mr. Arthur S. Ainsberg has extensive experience in the financial services industry and a deep understanding of public and financial accounting matters for financial services companies. He also brings to the Board of Directors a valuable perspective from his experience as a board member of a large U.S. broker-dealer.

Karin Hirtler-Garvey.  Ms. Hirtler-Garvey is not an “interested person” of Medley Capital Corporation as defined in the 1940 Act. Ms. Hirtler-Garvey has served as the Chairman of the board of directors of Aeropostale Inc. since February 2012. Prior to being appointed, Ms. Hirtler-Garvey served as a director of Aeropostale since August 2005 where she was the lead independent director and served as a member of the Nominating and Corporate Governance Committee and Chairperson of the Audit Committee. From May 2009 to November 2011, Ms. Hirtler-Garvey was the Chief Risk Executive for Ally Financial Inc. From March 2005 to December 2008, Ms. Hirtler-Garvey was a principal in a start-up real estate development venture based in New Jersey. From 1995 to 2005, Ms. Hirtler-Garvey held various senior level management positions at Bank of America, including Chief Operating Officer, Global Markets, President of Trust and Credit Banking Products, and Chief Financial Officer/Chief Operating Officer for the Wealth and Investment Management division. Ms. Hirtler-Garvey has also served as a director of USAA Federal Savings Bank, a privately held insurance company, since December 2011, and as a director of Victory Capital Management, an asset management firm, since October 2014. Ms. Hirtler-Garvey also served as a director of Western World Insurance Co. from December 2006 to September 2014. Ms. Hirtler-Garvey is a Certified Public Accountant. Ms. Hirtler-Garvey has extensive experience in finance, accounting, risk management and provides valuable insight to the Board on regulatory, finance, accounting and risk management issues. In addition, her tenure in the financial services industry and service as a director of both public and private companies provide industry specific knowledge and expertise to the Board.

John E. Mack.  Mr. Mack is not an “interested person” of Medley Capital Corporation as defined in the 1940 Act. Mr. John E. Mack has over 35 years of international banking and financial business management experience. From November 2002 through September 2005, Mr. Mack served as Senior Managing Executive Officer and Chief Financial Officer of Shinsei Bank, Limited of Tokyo, Japan. Prior to joining Shinsei Bank and for more than twenty-five years, Mr. Mack served in senior management positions at Bank of America and its predecessor companies, including twelve years as Corporate Treasurer of NationsBank Corporation and NCNB Corporation. From November 2011 through December 2013, Mr. Mack was a member of the board of directors of Residential Capital LLC. Mr. Mack is currently a member of the board of directors of Flowers National Bank, Incapital Holdings LLC, Searchlight Minerals Corp., GlobalMin Ventures Inc., and is Vice Chairman and a director of Islandsbanki hf located in Reykjavik, Iceland. Mr. Mack holds an MBA from the University of Virginia, Darden School of Business and received his bachelor’s degree in Economics from Davidson College. Mr. Mack has served in senior management positions at large financial institutions and has extensive experience in finance, accounting and regulatory issues. In addition, his tenure in the financial services industry and service as a director of both public and private companies provide industry-specific knowledge and expertise to the board of directors.

Robert Lyons. Mr. Lyons is not an “interested person” of Medley Capital Corporation as defined in the 1940 Act. Mr. Lyons has worked in the financial services industry for over 25 years. After receiving his MBA from University of Chicago in 1987, he went to Merrill Lynch where he worked on the Debt Capital Markets desk. During his 22-year career at Merrill Lynch he held a variety of debt origination positions, including Global Head of Debt Capital Markets from 2001 through 2005. His final position at Merrill was Vice Chairman in Investment Banking. While at Merrill Lynch, Mr. Lyons served on the board of Merrill Lynch Leasing Company and the Cayman Island Branch of Merrill Lynch Bank. From 2010 until 2013, Mr. Lyons worked at Knight Capital Group. Initially Mr. Lyons ran the Debt Origination business, but was soon promoted to Senior Managing Director and Co-Head of the Fixed Income Division. The Knight Fixed Income Division included both a sales and trading operation as well as a mortgage company. At Knight, Mr. Lyons served on the firm’s executive committee. Currently Mr. Lyons has a consulting practice that advises other securities firms on their fixed income operations. Mr. Lyons’ extensive experience in finance and risk management will provide valuable insight to the Board on regulatory, finance and risk management issues.

Executive Officers Who are not Directors

Richard T. Allorto Jr.   Mr. Allorto has served as the Chief Financial Officer and Secretary of Medley Capital Corporation since its inception in 2011. Mr. Allorto has also served as the Chief Financial Officer and Secretary of Sierra Income Corporation since April 2012, and as Chief Financial Officer of Medley since July 2010. Prior to joining Medley, Mr. Allorto held various positions at GSC Group, Inc., a registered investment adviser, since April 2001, including most recently as Chief Financial Officer of GSC Investment Corp., a business development company that was externally managed by GSC Group. Mr. Allorto started his career at Arthur Andersen in 1994 in their audit and assurance practice. Mr. Allorto is a licensed C.P.A. and received a B.S. in Accounting from Seton Hall University.

John D. Fredericks.  Mr. Fredericks has served as the Chief Compliance Officer of Medley Capital Corporation since February 2014. Mr. Fredericks has also served as the Chief Compliance Officer of Sierra Income Corporation since February 2014 and as General Counsel of Medley since June 2013. Prior to joining Medley, Mr. Fredericks was a partner with Winston & Strawn, LLP from February 2003 to May 2013, where he was a member of the firm’s restructuring and insolvency and corporate lending groups. Before joining Winston & Strawn, LLP, Mr. Fredericks was a partner with Murphy Sheneman Julian & Rogers from 2000 to 2003 and an associate at Murphy, Weir & Butler from 1993 to 2000. Mr. Fredericks was admitted to the California State Bar in 1993. Mr. Fredericks received a BA from the University of California Santa Cruz and a JD from University of San Francisco.

Director Independence

In accordance with rules of the NYSE, our board of directors annually determines each director’s independence. We do not consider a director independent unless the board of directors has determined that he or she has no material relationship with us. We monitor the relationships of our directors and officers through the activities of our Nominating and Corporate Governance Committee and through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.

Our governance guidelines require any director who has previously been determined to be independent to inform the Chairman of the board of directors and the Chairman of the Nominating and Corporate Governance Committee of any change in circumstance that may cause his or her status as an independent director to change. The board of directors limits membership on the Audit Committee and the Nominating and Corporate Governance Committee to independent directors.

In order to evaluate the materiality of any such relationship, the board uses the definition of director independence set forth in the NYSE Listed Company Manual. Section 303A.00 of the NYSE Listed Company Manual provides that business development companies, or BDCs, such as the Company, are required to comply with all of the provisions of Section 303A applicable to domestic issuers other than Sections 303A.02, the section that defines director independence. Section 303A.00 provides that a director of a BDC shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company.

The board of directors has determined that each of the directors is independent and has no material relationship with the Company, except as a director and stockholder of the Company, with the exception of Brook Taube, Seth Taube and Jeff Tonkel. Messrs. Brook Taube, Seth Taube and Jeff Tonkel are interested persons of the Company due to their positions as members of management of MCC Advisors.

Board Leadership Structure

Our board of directors monitors and performs an oversight role with respect to the business and affairs of the Company, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to the Company. Among other things, our board of directors approves the appointment of our investment adviser and officers, reviews and monitors the services and activities performed by our investment adviser and executive officers and approves the engagement, and reviews the performance of, our independent registered public accounting firm.

Under the Company’s bylaws, our board of directors may designate a Chairman to preside over the meetings of the board of directors and meetings of the stockholders and to perform such other duties as may be assigned to him or her by the board of directors. We do not have a fixed policy as to whether the Chairman of the board of directors should be an independent director and believe that we should maintain the flexibility to select the Chairman and reorganize the leadership structure, from time to time, based on the criteria that is in the best interests of the Company and its stockholders at such times.

Presently, Mr. Brook Taube serves as the Chairman of our board of directors. Mr. Brook Taube is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act because he is Chief Executive Officer of the Company, serves on the Investment Committee and is the Managing Member of MCC Advisors. We believe that Mr. Taube’s history with the Company, familiarity with its investment platform, and extensive knowledge of the financial services industry qualify him to serve as the Chairman of our board of directors. We believe that the Company is best served through this existing leadership structure, as Mr. Taube’s relationship with MCC Advisors provides an effective bridge and encourages an open dialogue between management and the board of directors, ensuring that both groups act with a common purpose.

Our board of directors’ designated lead independent director is Arthur Ainsberg. We are aware of the potential conflicts that may arise when a non-independent director is Chairman of the board of directors, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of the Audit Committee and the Nominating and Corporate Governance Committee comprised solely of independent directors and the appointment of a Chief Compliance Officer, with whom the independent directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

We recognize that different board leadership structures are appropriate for companies in different situations. We re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet the Company’s needs.

Board of Directors Role In Risk Oversight

Our board of directors performs its risk oversight function primarily through (a) its three standing committees, which report to the entire board of directors and are comprised solely of independent directors, and (b) active monitoring of our Chief Compliance Officer and our compliance policies and procedures.

As described below in more detail under “Committees of the Board of Directors,” the Audit Committee and the Nominating and Corporate Governance Committee assist the board of directors in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the Company’s accounting and financial reporting processes, the Company’s systems of internal controls regarding finance and accounting, and audits of the Company’s financial statements. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board of directors and our management.

Our board of directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. Every quarter, the board of directors reviews a written report from the Chief Compliance Officer discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and its service providers. The Chief Compliance Officer’s quarterly report addresses the following: (a) the operation of the compliance policies and procedures of the Company and its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s quarterly review; and (d) any compliance matter that has occurred since the date of the last report about which the board of directors would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the independent directors at least once each year.

We believe that our board of director’s role in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our total assets in “qualifying assets” and we are not generally permitted to invest in any portfolio company in which one of our affiliates currently has an investment.

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We re-examine the manners in which the board of directors administers its oversight function on an ongoing basis to ensure that it continues to meet the Company’s needs.

Committees of the Board of Directors

An Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee have been established by our board of directors. During the fiscal year of 2015, our board of directors held eight board meetings, five Audit Committee meetings, one Nominating and Corporate Governance Committee meeting and one Compensation Committee meeting. All directors attended at least 75% of the aggregate number of meetings of the board of directors and of the respective committees on which they serve. We require each director to make a diligent effort to attend all board and committee meetings as well as each annual meeting of our stockholders.

Audit Committee.  The Audit Committee operates pursuant to a charter approved by our board of directors, a copy of which is available on our website at http://www.medleycapitalcorp.com. The charter sets forth the responsibilities of the Audit Committee. The Audit Committee’s responsibilities include selecting the independent registered public accounting firm for the Company, reviewing with such independent registered public accounting firm the planning, scope and results of its audit of the Company’s financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing the Company’s annual financial statements and periodic filings and receiving the Company’s audit reports and financial statements. The Audit Committee also establishes guidelines and makes recommendations to our board of directors regarding the valuation of our investments. The Audit Committee is responsible for aiding our board of directors in determining the fair value of debt and equity securities that are not publicly traded or for which current market values are not readily available. The board of directors and the Audit Committee utilize the services of nationally recognized third-party valuation firms to help determine the fair value of these securities. The Audit Committee is currently composed of Messrs. John E. Mack, Arthur S. Ainsberg and Robert Lyons and Ms. Karin Hirtler-Garvey. All of them are considered independent under the rules of the NYSE corporate governance listing standards and are not “interested persons” of the Company as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Mack serves as Chairman of the Audit Committee. Our board of directors has determined that Mr. Mack is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Mr. Mack meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act.

Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee operates pursuant to a charter approved by our board of directors, a copy of which is available on our website at http://www.medleycapitalcorp.com. The members of the Nominating and Corporate Governance Committee are Messrs. Arthur Ainsberg, John E. Mack and Ms. Karin Hirtler-Garvey. All members of the Nominating and Corporate Governance Committee are considered independent under the rules of the NYSE and are not “interested persons” of the Company as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Ainsberg serves as Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board of directors or a committee thereof, developing and recommending to the board of directors a set of corporate governance principles and overseeing the evaluation of the board of directors and our management. The Nominating and Corporate Governance Committee currently does not consider nominees recommended by our stockholders.

The Nominating and Corporate Governance Committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the board of directors, the Company and its stockholders. In considering possible candidates for election as a director, the Nominating and Corporate Governance Committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

•	are of high character and integrity;
•	are accomplished in their respective fields, with superior credentials and recognition;
•	have relevant expertise and experience upon which to be able to offer advice and guidance to management;
•	have sufficient time available to devote to the affairs of the Company;
•	are able to work with the other members of the board of directors and contribute to the success of the Company;
•	can represent the long-term interests of the Company’s stockholders as a whole; and
•	are selected such that with the other members of the board of directors represent a range of backgrounds and experience.

The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the Nominating and Corporate Governance Committee considers and discusses diversity, among other factors, with a view toward the needs of the board of directors as a whole. The Nominating and Corporate Governance Committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the board of directors, when identifying and recommending director nominees. The Nominating and Corporate Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Nominating and Corporate Governance Committee’s goal of creating a board of directors that best serves the needs of Medley Capital and the interest of its shareholders.

Compensation Committee.  The Compensation Committee operates pursuant to a charter approved by our board of directors, a copy of which is available on our website at http://www.medleycapitalcorp.com. The Compensation Committee is responsible for reviewing and approving the reimbursement by the Company of the compensation of the Company’s Chief Financial Officer and his staff, and the staff of the Company’s Chief Compliance Officer. The current members of the Compensation Committee are Ms. Karin Hirtler-Garvey and Messrs. John E. Mack and Robert Lyons, each of whom is not an interested person of us for purposes of the 1940 Act and is independent for purposes of the NYSE corporate governance listing standards. Ms. Hirtler-Garvey serves as the Chairman of the Compensation Committee. As discussed below, none of our executive officers are compensated by the Company. The Compensation Committee met one time during the 2015 fiscal year.

Code of Ethics

The Company has adopted a Code of Ethics which applies to, among others, our senior officers, including our Chief Executive Officer and our Chief Financial Officer, as well as every officer, director, employee and access person (as defined within the Company’s Code of Ethics) of the Company. The Company’s Code of Ethics can be accessed via our website at http://www.medleycapitalcorp.com. The Company intends to disclose any amendments to or waivers from any required provision of the Code of Ethics on Form 8-K.

Compensation of Directors

The following table sets forth compensation of the Company’s directors, for the year ended September 30, 2015:

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	All Other Compensation	Total
Interested Directors
Jeff Tonkel	—	—	—	—
Brook Taube	—	—	—	—
Seth Taube	—	—	—	—

Independent Directors(3)
Arthur S. Ainsberg	$128,500	—	—	$128,500
Karin Hirtler-Garvey	$135,812	—	—	$135,812
John E. Mack	$156,634	—	—	$156,634
Robert K. Lyons	$56,100	—	—	$56,100

(1)	For a discussion of the independent directors’ compensation, see below.
(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors. However, our independent directors have the option to receive all or a portion of the directors’ fees to which they would otherwise be entitled in the form of shares of our common stock issued at a price per share equal to the greater of our then current net asset value per share or the market price at the time of payment. No shares were issued to any of our independent directors in lieu of cash during 2015.
(3)	On October 30, 2014, Richard A. Dorfman informed the board of directors that he would not stand for re- election as a director at the Company’s 2015 Annual Meeting of Stockholders, which was the date that his term as a director of the Company was scheduled to expire. Therefore, effective February 24, 2015, Mr. Dorfman was no longer a member of the board of directors. In connection with his service as a member of the Company’s board of directors during the fiscal year ended September 30, 2015 (from October 1, 2014 through February 24, 2015), Mr. Dorfman received $56,104 in compensation.

Compensation of Executive Officers

None of our officers receive direct compensation from us. The compensation of our Chief Financial Officer and Chief Compliance Officer is paid by our administrator, subject to reimbursement by the Company of an allocable portion of such compensation for services rendered by him or her to us.

Indemnification Agreements

We have entered into indemnification agreements with our directors. The indemnification agreements are intended to provide our directors the maximum indemnification permitted under Delaware law and the 1940 Act. Each indemnification agreement provides that Medley Capital shall indemnify the director who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Delaware law and the 1940 Act.

CERTAIN RELATIONSHIPS AND TRANSACTIONS WITH RELATED PERSONS

We have entered into an Investment Management Agreement with MCC Advisors, our investment adviser. Mr. Brook Taube, our Chairman and Chief Executive Officer, is a Managing Partner of, and has financial and controlling interests in, MCC Advisors. In addition, Messrs. Seth Taube and Jeff Tonkel, members of our board of directors, and Mr. Richard T. Allorto, Jr., our Chief Financial Officer, serve as Managing Partners and Chief Financial Officer, respectively, for MCC Advisors. Messrs. Seth Taube and Jeff Tonkel also have financial interests in MCC Advisors.

MCC Advisors and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole or in part, with ours. MCC Advisors also focuses on investing primarily in senior secured loans, including first lien, unitranche and second lien debt instruments. MCC Advisors and its affiliates may determine that an investment is appropriate for us and for one or more of its affiliated funds. In such event, depending on the availability of such investment and other appropriate factors, MCC Advisors or its affiliates may determine that we should co-invest with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with the allocation procedures of MCC Advisors.

We have entered into a License Agreement with Medley Capital LLC, pursuant to which Medley Capital LLC has agreed to grant us a non-exclusive, royalty-free license to use the name “Medley.” In addition, pursuant to the terms of an Administration Agreement, MCC Advisors provides us with the office space and administrative services necessary to conduct our day-to-day operations.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table sets forth, as of March 24, 2016 the beneficial ownership of:

•	each current director, the nominees for director, and the Company’s executive officers,
•	each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and
•	the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon reports filed by such persons with the SEC and other information obtained from such persons, if available.

Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table below has sole voting and investment power and has the same address as the Company. The Company’s directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” of the Company as defined in Section 2(a)(19) of the 1940 Act. Unless otherwise indicated, the address of all executive officers and directors is c/o Medley Capital Corporation, 280 Park Avenue, 6th Floor East, New York, New York 10017.

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially(1)	Percentage of Class(2)
Interested Directors
Jeff Tonkel	15,000	*%
Brook Taube	190,000	*%
Seth Taube	177,510	*%
Independent Directors
Arthur S. Ainsberg	3,000	*%
Karin Hirtler-Garvey	3,000	*%
John E. Mack	1,000	*%
Robert K. Lyons	2,000	*%
Executive Officers
Richard T. Allorto, Jr.	20,000	*%
John D. Fredericks	4,000	*%
All executive officers and directors as a group (9 persons)	413,510	*%

*	Represents less than one percent.
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Assumes no other purchases or sales of our common stock since the most recently available SEC filings. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that we have with respect to the present intent of the beneficial owners of our common stock listed in this table.
(2)	Based on a total of 54,888,929 shares of the Company’s common stock issued and outstanding as of March 24, 2016.

Set forth below is the dollar range of equity securities beneficially owned by each of our directors as of March 10, 2016. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Directors
Jeff Tonkel	$100,001 – $500,000
Brook Taube	over $1,000,000
Seth Taube	over $1,000,000
Independent Directors
Arthur S. Ainsberg	$10,001 – $50,000
Karin Hirtler-Garvey	$10,001 – $50,000
John E. Mack	$ 1 – $10,000
Robert K. Lyons	$10,001 – $50,000

(1)	The dollar ranges are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,001, $100,000 – $500,000, $500,001 – $1,000,000 or over $1,000,000.
(2)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $6.70 on March 24, 2016 on the NYSE. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

DETERMINATION OF NET ASSET VALUE

The NAV per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares of common stock outstanding at the date as of which the determination is made.

In calculating the value of our total assets, investments for which market quotations are readily available are valued at such market quotations, which are generally obtained from an independent pricing service or one or more broker-dealers or market makers. However, debt investments with remaining maturities within 60 days that are not credit impaired are valued at cost plus accreted discount, or minus amortized premium, which approximates fair value. Debt and equity securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of our board of directors. Because we expect that there will not be a readily available market value for many of the investments in our portfolio, we expect to value many of our portfolio investments at fair value as determined in good faith under the direction of our board of directors in accordance with a documented valuation policy that has been reviewed and approved by our board of directors. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

•	our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;
•	preliminary valuation conclusions are then documented and discussed with senior management;
•	investments for which market quotations are not readily available will be valued by independent valuation firms, one third per quarter on a rotating quarterly basis on non fiscal year-end quarters, such that each of these investments will be valued by independent valuation firms at least twice per annum when combined with the annual review of all of the investments by independent valuation firms;

In addition, all our investments are subject to the following valuation process:

•	review management’s preliminary valuations and their own independent assessment;
•	the audit committee of our board of directors reviews the preliminary valuations of the investment professionals, senior management and independent valuation firms; and
•	our board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of MCC Advisors, the respective independent valuation firms and the audit committee.

The types of factors that we may take into account in fair value pricing our investments include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors.

In September 2006, the Financial Accounting Standards Board, (the “FASB”), issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). In conjunction with Accounting Standards Codification (“ASC”) 105 issued by the FASB in June 2009, FAS 157 has been codified in ASC 820, “Fair Value Measurement and Disclosures” (“ASC 820”). ASC 820 defines fair value, establishes a framework for measuring fair value in accordance with Generally Accepted Accounting Principles in the United Sates, or GAAP, and expands disclosures about fair value measurements.

ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:

Level 1:  Quoted prices in active markets for identical assets or liabilities, accessible by the Company at the measurement date.

Level 2:  Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

Level 3:  Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls will be determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

The changes to generally accepted accounting principles from the application of ASC 820 relate to the definition of fair value, framework for measuring fair value and the expanded disclosures about fair value measurements. ASC 820 applies to fair value measurements already required or permitted by other standards. In accordance with ASC 820, the fair value of our investments is defined as the price that we would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market in which that investment is transacted.

Determinations in Connection with Offerings

In connection with certain offerings of shares of our common stock, our board of directors or one of its committees will be required to make the determination that we are not selling shares of our common stock at a price below the then current NAV of our common stock at the time at which the sale is made. Our board of directors or the applicable committee will consider the following factors, among others, in making such determination:

•	the NAV of our common stock most recently disclosed by us in the most recent periodic report that we filed with the SEC;
•	our management’s assessment of whether any material change in the NAV of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed NAV of our common stock and ending two days prior to the date of the sale of our common stock; and
•	the magnitude of the difference between the NAV of our common stock most recently disclosed by us and our management’s assessment of any material change in the NAV of our common stock since that determination, and the offering price of the shares of our common stock in the proposed offering.

This determination will not require that we calculate the NAV of our common stock in connection with each offering of shares of our common stock, but instead it will involve the determination by our board of directors or a committee thereof that we are not selling shares of our common stock at a price below the then current NAV of our common stock at the time at which the sale is made or otherwise in violation of the 1940 Act.

BROKERAGE ALLOCATIONS AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, MCC Advisors will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. MCC Advisors does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While MCC Advisors generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, MCC Advisors may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if MCC Advisors determines in good faith that such commission is reasonable in relation to the services provided.

TAX MATTERS

The following discussion is a general summary of certain U.S. federal income tax considerations applicable to us and to an investment in shares of our common stock which is based on the provisions of the Code and the Treasury regulations in effect as they directly govern our U.S. federal income tax treatment and the U.S. federal income taxation of our stockholders. These provisions are subject to differing interpretations and change by legislative or administrative action, and any change may be retroactive. The discussion does not purport to deal with all of the U.S. federal income tax consequences applicable to us, or which may be important to particular stockholders in light of their individual investment circumstances or to some types of stockholders subject to special tax rules, such as financial institutions, broker-dealers, insurance companies, tax-exempt organizations, partnerships or other pass-through entities, persons holding our common shares in connection with a hedging, straddle, conversion or other integrated transaction, persons engaged in a trade or business in the United States or persons who have ceased to be U.S. citizens or to be taxed as resident aliens. This discussion assumes that the stockholders hold their common shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). No attempt is made to present a detailed explanation of all U.S. federal income tax aspects affecting us and our stockholders, and the discussion set forth herein does not constitute tax advice. This summary also does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets. No ruling has been or will be sought from the Internal Revenue Service, which we refer to as the IRS, regarding any matter discussed herein. Tax counsel has not rendered any legal opinion regarding any tax consequences relating to us or our stockholders. Stockholders are urged to consult their own tax advisors to determine the U.S. federal, state, local and foreign tax consequences to them of investing in our shares.

This summary does not discuss the consequences of an investment in shares of our preferred stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock, debt or securities. The tax consequences of such an investment will be discussed in a relevant prospectus supplement.

For purposes of this discussion, a “U.S. stockholder” (or in this section, a “stockholder”) is a holder or a beneficial holder of shares which is for U.S. federal income tax purposes (1) an individual who is a citizen or resident of the U.S., (2) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any state thereof or the District of Columbia, (3) an estate whose income is subject to U.S. federal income tax regardless of its source, or (4) a trust if (a) a U.S. court is able to exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust or (b) the trust has in effect a valid election to be treated as a domestic trust for U.S. federal income tax purposes. If a partnership or other entity classified as a partnership for U.S. federal income tax purposes holds the shares, the tax treatment of the partnership and each partner generally will depend on the activities of the partnership and the activities of the partner. Partnerships acquiring shares, and partners in such partnerships, should consult their own tax advisors. Prospective investors that are not U.S. stockholders should refer to “Non-U.S. Stockholders” below.

Tax matters are complicated and prospective investors in our shares are urged to consult their own tax advisors with respect to the U.S. federal income tax and state, local and foreign tax consequences of an investment in our shares, including the potential application of U.S. withholding taxes.

Taxation of the Company

Election to Be Taxed as a RIC

As a BDC, we elected and qualified to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we timely distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, we must timely distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”). Our SBIC subsidiary may be limited by the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions to us that may be necessary to enable us to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for our SBIC subsidiary to make certain distributions to maintain our RIC status. We cannot assure you that the SBA will grant such a waiver.

Taxation as a RIC

As a RIC, if we satisfy the Annual Distribution Requirement, we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain, defined as net long-term capital gains in excess of net short-term capital losses, we distribute to stockholders. We will be subject to U.S. federal income tax at regular corporate rates on any net income or net capital gain not distributed to our stockholders.

We will be subject to a nondeductible U.S. federal excise tax of 4% on undistributed income if it does not distribute at least 98% of its net ordinary income for any calendar year and 98.2% of its capital gain net income for each one-year period ending on October 31 of such calender year and any income realized, but not distributed, in preceding years and on which we did not pay federal income tax. Depending on the level of investment company taxable income (“ICTI”) earned in a tax year, the Company may choose to carry forward ICTI in excess of current year dividend distributions into the next tax year. Any such carryover ICTI must be distributed before the end of that next tax year through a dividend declared prior to filing the final tax return related to the year which generated such ICTI. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions for excise tax purposes, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	qualify to be treated as a BDC under the 1940 Act at all times during each taxable year;
•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities, and net income derived from interests in “qualified publicly traded partnerships” (partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends and other permitted RIC income) (the “90% Income Test”); and
•	diversify our holdings so that at the end of each quarter of the taxable year:
º	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and
º	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (the “Diversification Tests”).

We may invest in partnerships, including qualified publicly traded partnerships, which may result in our being subject to state, local or foreign income and franchise or withholding liabilities.

Any underwriting fees paid by us are not deductible. We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, with increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation — Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our qualification as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the excise tax requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Some of the income and fees that we may recognize will not satisfy the 90% Income Test. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy the 90% Income Test, we may be required to recognize such income and fees indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce our return on such income and fees.

Failure to Qualify as a RIC

If we were unable to continue to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as acapital gain. If we fail to qualify as a RIC for a period greater than two taxable years, to qualify as a RIC in a subsequent year we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets ( i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next ten years.

Company Investments

Certain of our investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (2) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income, (3) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (4) cause us to recognize income or gain without a corresponding receipt of cash, (5) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (6) adversely alter the characterization of certain complex financial transactions and (7) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. We will monitor our transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and prevent disqualification as a RIC.

Investments we make in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to stockholders. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, with increasing interest rates or issued with warrants), we will generally be required to accrue daily as income a portion of the discount and to distribute such income each year to avoid U.S. federal income and excise taxes. Since in certain circumstances we may recognize income before or without receiving cash representing such income, we may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and for avoiding U.S. federal income and excise taxes. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thereby be subject to corporate-level U.S. federal income tax.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long term or short term, depending on how long we held a particular warrant.

In the event we invest in foreign securities, we may be subject to withholding and other foreign taxes with respect to those securities. In that case, our yield on those securities would be decreased. We do not expect to satisfy the requirements necessary to pass through to our stockholders their share of the foreign taxes paid by us.

If we purchase shares in a “passive foreign investment company” (a “PFIC”), we may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, we will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we can elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Under either election, we may be required to recognize in a year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% excise tax. See “— Taxation of the Company” above.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions we pay to you from our net ordinary income or from an excess of realized net short-term capital gains over realized net long-term capital losses (together referred to hereinafter as “ordinary income dividends”) are generally taxable to you as ordinary income to the extent of our earnings and profits. Due to our expected investments, in general, distributions will not be eligible for the dividends received deduction allowed to corporate stockholders and will not qualify for the reduced rates of tax for qualified dividend income allowed to individuals. Distributions made to you from an excess of realized net long-term capital gains over realized net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to you but retained by us, are taxable to you as long-term capital gains if they have been properly designated by us, regardless of the length of time you have owned our shares. Distributions in excess of our earnings and profits will first reduce the adjusted tax basis of your shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to you (assuming the shares are held as a capital asset). The current maximum U.S. federal tax rate on long-term capital gains of individuals is generally 20 percent. For non-corporate taxpayers, ordinary income dividends will currently be taxed at a maximum rate of 39.6 percent, while capital gain dividends generally will be currently taxed at a maximum U.S. federal income tax rate of 20 percent. For corporate taxpayers, both ordinary income dividends and capital gain dividends are currently taxed at a maximum U.S. federal income tax rate of 35 percent. In addition, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Present law also taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., net capital losses in excess of net capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years, subject to certain limitations, as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

In the event that we retain any net capital gains, we may designate the retained amounts as undistributed capital gains in a notice to our stockholders. If a designation is made, stockholders would include in income, as long-term capital gains, their proportionate share of the undistributed amounts, but would be allowed a credit or refund, as the case may be, for their proportionate share of the corporate tax paid by us. In addition, the tax basis of shares owned by a stockholder would be increased by an amount equal to the difference between (i) the amount included in the stockholder’s income as long-term capital gains and (ii) the stockholder’s proportionate share of the corporate tax paid by us.

We may distribute taxable dividends that are payable in cash or shares of our common stock at the election of each stockholder. Under certain applicable provisions of the Code and the Treasury regulations, distributions payable in cash or in shares of stock at the election of stockholders are treated as taxable dividends. The Internal Revenue Service has issued private rulings indicating that this rule will apply even where the total amount of cash that may be distributed is limited to no more than 20% of the total distribution. Under these rulings, if too many stockholders elect to receive their distributions in cash, each such stockholder would receive a pro rata share of the total cash to be distributed and would receive the remainder of their distribution in shares of stock. If we decide to make any distributions consistent with these rulings that are payable in part in our stock, taxable stockholders receiving such dividends will be required to include the full amount of the dividend (whether received in cash, our stock, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

We (or the applicable withholding agent) will send to each of our U.S. stockholders after the end of each calendar year, a notice reporting the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the 20% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

As a RIC, we will be subject to alternative minimum tax, also referred to as “AMT,” but any items that are treated differently for AMT purposes must be apportioned between us and our U.S. stockholders and this may affect the U.S. stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued, such items will generally be apportioned in the same proportion that dividends paid to each U.S. stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless a different method for particular item is warranted under the circumstances.

Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of our common stock. If we pay you a dividend in January which was declared in the previous October, November or December to stockholders of record on a specified date in one of these months, then the dividend will be treated for tax purposes as being paid by us and received by you on December 31 of the year in which the dividend was declared.

A stockholder will generally recognize gain or loss on the sale or exchange of our common shares in an amount equal to the difference between the stockholder’s adjusted basis in the shares sold or exchanged and the amount realized on their disposition. Generally, gain recognized by a stockholder on the sale or other disposition of our common shares will result in capital gain or loss to you, and will be a long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of our shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you. A loss realized on a sale or exchange of our shares will be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In this case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Stockholders should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in our shares.

Backup Withholding  We are required in certain circumstances to backup withhold on taxable dividends or distributions and certain other payments paid to non-corporate stockholders who do not furnish us with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Reportable Transactions Reporting  If a U.S. stockholder recognizes a loss with respect to shares of our common stock of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder, the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, stockholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. stockholders should consult their tax advisors to determine the applicability of these regulations in light of their specific circumstances.

Taxation of Non-U.S. Stockholders

The following discussion only applies to non-U.S. stockholders. A “non-U.S. stockholder” is a holder that is not a U.S. stockholder for U.S. federal income tax purposes. Whether an investment in the shares is appropriate for a non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our shares.

Distributions of ordinary income dividends to non-U.S. stockholders, subject to the discussion below, will generally be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits. However, properly reported dividends received by a non-U.S. stockholder are generally exempt from U.S. federal withholding tax when they (1) are paid in respect of our “qualified net interest income” (generally, our U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we are at least a 10% stockholder, reduced by expenses that are allocable to such income), or (2) were paid in connection with our “qualified short-term capital gains” (generally, the excess of our net short-term capital gain over our long-term capital loss for such taxable year). Depending on the circumstances, we may report all, some or none of our potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. stockholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or an acceptable substitute or successor form). In the case of shares held through an intermediary, the intermediary could withhold even if we report the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. stockholders should contact their intermediaries with respect to the application of these rules to their accounts.

Different tax consequences may result if the non-U.S. stockholder is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met.

Actual or deemed distributions of our net capital gains to a non-U.S. stockholder, and gains recognized by a non-U.S. stockholder upon the sale of our common stock, generally will not be subject to federal withholding tax and will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder or, in the case of an individual, such individual is present in the United States for 183 days or more during a taxable year and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. stockholder is not otherwise required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable tax treaty). Accordingly, investment in the shares may not be appropriate for certain non-U.S. stockholders.

Backup Withholding  A non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN, Form W-8BEN-E or an acceptable substitute form or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in our shares.

Foreign Account Tax Compliance Act

The Foreign Account Tax Compliance Act and related Treasury guidance (collectively referred to as “FATCA”) impose U.S. federal withholding tax at a rate of 30% on payments to certain foreign entities of (i) U.S.-source interest (including interest paid on the Notes) and (ii) the gross proceeds from the sale or other disposition after December 31, 2018 of an obligation that produces U.S.-source interest (including a disposition of the Notes). This withholding tax applies to a foreign entity, whether acting as a beneficial owners or an intermediary, unless such foreign entity complies with (i) certain information reporting requirements regarding its U.S. account holders and its U.S. owners and (ii) certain withholding obligations regarding certain payments to its account holders and certain other persons. Accordingly, the entity through which a U.S. Holder or a Non-U.S. Holder holds its Notes will affect the determination of whether such withholding is required. We will not pay any additional amounts to U.S. Holders or Non-U.S. Holders in respect of any amounts withheld under FATCA. U.S. Holders that own their interests in a Note through a foreign entity or intermediary, and Non-U.S. Holders, are encouraged to consult their tax advisors regarding FATCA.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

Under the 1940 Act, we are not generally able to issue and sell our common stock at a price below NAV per share. We may, however, issue and sell our common stock, at a price below the current NAV of the common stock, or issue and sell warrants, options or rights to acquire such common stock, at a price below the current NAV of the common stock if our board of directors determines that such sale is in our best interest and in the best interests of our stockholders, and our stockholders have approved our policy and practice of making such sales within the preceding 12 months. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities. However, we currently do not have the requisite stockholder approval, nor do we have any current plans to seek stockholder approval, to sell or issue shares of our common stock at a price below NAV per share.

In the event that we seek and receive the requisite stockholder approval to sell shares of our common stock at a price below the current NAV per share, the following should be considered. In order to sell shares of common stock pursuant to such authorization, no further authorization from our stockholders will need to be solicited, but a majority of our directors who have no financial interest in the sale and a majority of our independent directors will have to (a) find that the sale is in our best interests and in the best interests of our stockholders and (b) in consultation with any underwriter or underwriters of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares of common stock, or immediately prior to the issuance of such common stock, that the price at which such shares of common stock are to be sold is not less than a price which closely approximates the market value of those shares of common stock, less any distributing commission or discount.

Any offering of common stock below its net asset value per share will be designed to raise capital for investment in accordance with our investment objective.

In making a determination that an offering of common stock below its net asset value per share is in our and our stockholders’ best interests, our board of directors will consider a variety of factors including:

•	the effect that an offering below net asset value per share would have on our stockholders, including the potential dilution to the net asset value per share of our common stock our stockholders would experience as a result of the offering;
•	the amount per share by which the offering price per share and the net proceeds per share are less than our most recently determined net asset value per share;
•	the relationship of recent market prices of par common stock to net asset value per share and the potential impact of the offering on the market price per share of our common stock;
•	whether the estimated offering price would closely approximate the market value of shares of our common stock;
•	the potential market impact of being able to raise capital during the current financial market difficulties;
•	the nature of any new investors anticipated to acquire shares of our common stock in the offering;
•	the anticipated rate of return on and quality, type and availability of investments; and
•	the leverage available to us.

Our board of directors will also consider the fact that sales of shares of common stock at a discount will benefit our investment adviser as the investment adviser will earn additional investment management fees on the proceeds of such offerings, as it would from the offering of any other of our securities or from the offering of common stock at a premium to net asset value per share.

Any future stockholder proposal to sell shares of our common stock at a price below the current NAV per share will likely include certain limiting conditions to such approval. For example, we will likely limit any such authority to issue shares of our common stock in offerings below the current NAV to 25% of our then outstanding common stock, which limits the amount of dilution to stockholders. In addition to that limitation, we expect to limit any such approval in order to ensure that we will not sell shares of our common stock under this prospectus and any accompanying prospectus supplement if the cumulative dilution to our NAV per share from offerings under the current registration statement would exceed 20%. This 20% limit would be measured separately for each offering pursuant to the current registration statement by calculating the percentage dilution or accretion to aggregate NAV from that offering and then summing the percentage arrived at from each offering. For example, without giving effect to the 25% cap discussed above, for purposes of illustration, if our most recently determined NAV per share at the time of the first offering pursuant to this registration statement is $10.00 and we have 110.0 million shares of common stock outstanding, sale of 10 million shares of common stock at net proceeds to us of $5.00 per share (an approximately 50% discount for this example) would produce dilution of approximately 4%. If we subsequently determined that our NAV per share went back to $10.00 on the then 120 million shares of common stock that were outstanding post offering and we then made an additional offering pursuant to the registration statement, we could, for example, sell approximately an additional approximate 33 million shares of common stock at net proceeds to us of $5.00 per share, which would produce dilution of approximately 11%, before we would reach the aggregate 25% limit under this registration statement.

Sales by us of our common stock at a discount from net asset value per share pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering. Any sale of common stock at a price below net asset value per share would result in an immediate dilution to existing common stockholders who do not participate in such sale on at least a pro-rata basis. See “Risk Factors — Risks Relating to an Investment in Our Common Stock and Our Notes — The net asset value per share of our common stock may be diluted if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or securities to subscribe for or convertible into shares of our common stock.”

The following three headings and accompanying tables explain and provide hypothetical examples on the impact of an offering of our common stock at a price less than net asset value per share on three different types of investors:

•	existing stockholders who do not purchase any shares in the offering;
•	existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and
•	new investors who become stockholders by purchasing shares in the offering.

Impact On Existing Stockholders Who Do Not Participate in the Offering

Our current stockholders who do not participate in an offering below net asset value per share or who do not buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate dilution in the net asset value of the shares of common stock they hold and their net asset value per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to such offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases. Further, if current stockholders do not purchase any shares to maintain their percentage interest, regardless of whether such offering is above or below the then current net asset value, their voting power will be diluted.

The following table illustrates the level of NAV dilution that would be experienced by a nonparticipating stockholder in three different hypothetical offerings of different sizes and levels of discount from NAV per share, all within the ranges discussed above, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

The examples assume that Company XYZ has 1,000,000 common shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current NAV and NAV per share are thus $10,000,000 and

$10.00. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commission (a 5% discount from NAV); (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount from NAV); and (3) an offering of 200,000 shares (20% of the outstanding shares) at $8.00 per share after offering expenses and commissions (a 20% discount from NAV).

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to the Public	—	$10.00	—	$9.47	—	$8.42	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—
Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%
NAV per Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.67	(3.30)%
Dilution to Stockholder
Shares Held by Stockholder A	10,000	10,000	—	10,000	—	10,000	—
Percentage Held by Stockholder A	1.00%	0.95%	(4.76)%	0.91%	(9.09)%	0.83%	(16.67)%
Total Asset Values
Total NAV Held by Stockholder A	$100,000	$99,800	(0.20)%	$99,100	(0.90)%	$96,700	(3.30)%
Total Investment by Stockholder A(1)	$100,000	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Stockholder A(2)	—	$(200)	—	$(900)	—	$(3,300)	—
Per Share Amounts
NAV per Share held by Stockholder A	—	$9.98	—	$9.91	—	$9.67	—
Investment per Share held by Stockholder A(3)	$10.00	$10.00	—	$10.00	—	$10.00	—
Dilution per Share held by Stockholder A(4)	—	$(0.02)	—	$(0.09)	—	$(0.33)	—
Percentage Dilution to Stockholder A(5)	—	—	(0.20)%	—	(0.90)%	—	(3.30)%

(1)	Assumed to be $10.00 per Share.
(2)	Represents total NAV less total investment.
(3)	Assumed to be $10.00 per Share on Shares held prior to sale.
(4)	Represents NAV per Share less Investment per Share.
(5)	Represents Dilution per Share divided by Investment per Share.

Impact On Existing Stockholders Who Do Participate in the Offering

Our existing stockholders who participate in an offering below net asset value per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of net asset value dilution as the nonparticipating stockholders, although at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in shares of our common stock immediately prior to the offering. The level of net asset value dilution will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience net asset value dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience accretion in net asset value per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to such offering. The level of accretion will increase as the excess number of shares such stockholder purchases increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience net asset value dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following chart illustrates the level of dilution and accretion in the hypothetical 20% discount offering from the prior chart (Example 3) for a stockholder that acquires shares equal to (a) 50% of its proportionate share of the offering (i.e., 1,000 shares, which is 0.5% of an offering of 0.2 million shares) rather than its 1% proportionate share and (b) 150% of such percentage (i.e. 3,000 shares, which is 1.5% of an offering of 0.2 million shares rather than its 1% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined net asset value per share. It is not possible to predict the level of market price decline that may occur.

		50% Participation		150% Participation
	Prior to Sale	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$8.42	—	$8.42	—
Net Proceeds per Share to Issuer	—	$8.00	—	$8.00	—
Decrease/Increase to Net Asset Value
Total Shares Outstanding	1,000,000	1,200,000	20%	1,200,000	20%
Net Asset Value per Share	$10.00	9.67	(3.30)%	9.67	(3.30)%
Dilution/Accretion to Participating Stockholder Shares Held by Stockholder A	10,000	11,000	10.00%	13,000	30.00%
Percentage Held by Stockholder A	1.00%	0.92%	(8.33)%	1.08%	8.33%
Total Net Asset Value Held by Stockholder A	$100,000	$106,370	6.37%	$125,710	25.71%
Total Investment by Stockholder A (Assumed to be $15.00 per Share on Shares Held Prior to Sale)	—	$108,420	—	$125,260	—
Total Dilution/Accretion to Stockholder A (Total Net Asset Value Less Total Investment)	—	$(2,050)	—	$450	—
Investment per Share Held by Stockholder A (Assumed to Be $15.00 on Shares Held Prior to Sale)	$10.00	$9.86	(1.44)%	$9.64	(3.65)%
Net Asset Value per Share Held by Stockholder A	—	9.67	—	9.67	—
Dilution/Accretion per Share Held by Stockholder A (Net Asset Value per Share Less Investment per Share)	—	$(0.19)	—	$0.03	—
Percentage Dilution/Accretion to Stockholder A (Dilution per Share Divided by Investment per Share)	—	—	(1.89)%	—	0.36%

Impact On New Investors

Investors who are not currently stockholders and who participate in an offering of shares of our common stock below net asset value, but whose investment per share is greater than the resulting net asset value per share due to selling compensation and expenses paid by the Company, will experience an immediate decrease, although small, in the net asset value of their shares and their net asset value per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering of shares of our common stock below net asset value per share and whose investment per share is also less than the resulting net asset value per share due to selling compensation and expenses paid by the Company being significantly less than the discount per share, will experience an immediate increase in the net asset value of their shares and their net asset value per share compared to the price they pay for their shares. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to such offering. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 5%, 10%, 20% and 25% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (1%) of the shares in the offering as Stockholder A in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined net asset value per share. It is not possible to predict the level of market price decline that may occur.

		Example 1		Example 2		Example 3
		5% Offering at 5% Discount		10% Offering at 10% Discount		20% Offering at 20% Discount
	Prior to Sale	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$8.42	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—
Decrease/Increase to Net Asset Value
Total Shares Outstanding	1,000,000	1,050,000	5%	1,100,000	10%	1,200,000	20%
Net Asset Value per Share	10.00	9.98	(0.20)%	9.91	(0.90)%	9.67	(3.30)%
Dilution/Accretion to New Investor A
Shares Held by Investor A	0	500	—	1,000	—	2,000	—
Percentage Held by Investor A	0%	0.05%	—	0.09%	—	0.17%	—
Total Net Asset Value Held by Investor A	$—	$4,990	—	$9,910	—	$19,340	—
Total Investment by Investor A (At Price to Public)	—	$5,000	—	$9,470	—	$16,840	—
Total Dilution/Accretion to Investor A (Total Net Asset Value Less Total Investment)	—	$(10)	—	$440	—	$2,500	—
Investment per Share Held by Investor A	—	$10.00	—	$9.47	—	$8.42	—
Net Asset Value per Share Held by Investor A	—	$9.98	—	$9.91	—	$9.67	—
Dilution/Accretion per Share Held by Investor A (Net Asset Value per Share Less Investment per Share)	—	$(0.02)	—	$0.44	—	$1.25	—
Percentage Dilution/Accretion to Investor A (Dilution per Share Divided by Investment per Share)	—	—	(0.20)%	—	4.65%	—	14.85%

ISSUANCE OF WARRANTS OR SECURITIES TO SUBSCRIBE FOR OR
CONVERTIBLE INTO SHARES OF OUR COMMON STOCK

At our 2012 Annual Meeting, we also asked our stockholders to authorize us to sell or otherwise issue warrants or securities to subscribe for or convertible into shares of our common stock, not exceeding 25% of our then outstanding common stock, at an exercise or conversion price that, at the date of issuance, will not be less than the market value per share of our common stock. Such authorization has no expiration. Any exercise of warrants or securities to subscribe for or convertible into shares of our common stock at an exercise or conversion price that is below net asset value at the time of such exercise or conversion would result in an immediate dilution to existing common stockholders. This dilution would include reduction in net asset value as a result of the proportionately greater decrease in the stockholders’ interest in our earnings and assets and their voting interest than the increase in our assets resulting from such offering.

In order to sell or issue warrants or securities to subscribe for or convertible into shares of our common stock, (a) the exercise, conversion or subscription rights in such securities must expire by their terms within 10 years, (b) with respect to any warrants, options or rights to subscribe or convert to our common stock that are issued along with other securities, such warrants, options or rights must not be separately transferable, (c) the exercise or conversion price of such securities must not be less than the greater of the market value per share of our common stock and the net asset value per share of our common stock at the date of issuance of such securities, (d) the issuance of such securities must be approved by a majority of the board of directors who have no financial interest in the transaction and a majority of the non-interested directors on the basis that such issuance is in the best interests of the Company and its stockholders and (e) the number of shares of our common stock that would result from the exercise or conversion of such securities and all other securities convertible, exercisable or exchangeable into shares of our common stock outstanding at the time of issuance of such securities must not exceed 25% of our outstanding common stock at such time.

DIVIDEND REINVESTMENT PLAN

We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a cash dividend or other distribution, each stockholder that has not “opted out” of our dividend reinvestment plan will have their dividends automatically reinvested in additional shares of our common stock, rather than receiving cash dividends. Stockholders who receive distributions in the form of common stock will be subject to the same federal, state, and local tax consequences as if they received cash distributions.

No action is required on the part of a stockholder to have their cash dividend or other distribution reinvested in shares of our common stock. A stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, the transfer agent and plan administrator, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends or other distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

We intend to use only newly issued shares to implement the plan if our common stock is trading at or above NAV. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the greater of (i) NAV per share, and (ii) 95% of the market price per share of our common stock at the close of regular trading on the NYSE on the payment date fixed by our board of directors for such distribution. The market price per share on that date shall be the closing price for such shares on the NYSE or, if no sale is reported for such day, at the average of their electronically-reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

If we declare a distribution to stockholders, the plan administrator may be instructed not to credit accounts with newly-issued shares and instead to buy shares in the market (in which case there would be no discount available to stockholders) if (1) the price at which newly-issued shares are to be credited does not exceed 110% of the last determined NAV per share; or (2) we advise the plan administrator that since such NAV was last determined, we have become aware of events that indicate the possibility of a material change in per share NAV as a result of which the NAV of the shares on the payment date might be higher than the price at which the plan administrator would credit newly-issued shares to stockholders. Shares purchased in open market transactions by the plan administrator shall be allocated to each stockholder participating based upon the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased with respect to the applicable distribution.

The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

Stockholders who receive dividends in the form of stock are subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A shareholder receiving dividends in the form of stock will be treated as receiving a distribution equal to the fair market value of the stock received through the plan. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal the amount treated as a distribution for federal tax purposes. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator at the address below.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at American Stock Transfer & Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, New York 10269, or by the Plan Administrator’s Interactive Voice Response System at (888) 777-0324.

If you withdraw or the plan is terminated, you will receive the number of whole shares in your account under the plan and a cash payment for any fraction of a share in your account.

If you hold your common stock with a brokerage firm that does not participate in the plan, you will not be able to participate in the plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

DESCRIPTION OF OUR CAPITAL STOCK

General

Under the terms of our certificate of incorporation, our authorized capital stock will consist solely of 100,000,000 shares of common stock, par value $0.001 per share, of which 54,888,929 shares were outstanding as of March 24, 2016, and 100,000,000 shares of preferred stock, par value $0.001 per share, of which no shares are outstanding as of the date hereof.

Common Stock

Under the terms of our certificate of incorporation, holders of common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders and do not have cumulative voting rights. Accordingly, holders of a majority of the shares of common stock entitled to vote in any election of directors may elect all of the directors standing for election. Holders of common stock are entitled to receive proportionately any dividends declared by our board of directors, subject to any preferential dividend rights of outstanding preferred stock. Upon our liquidation, dissolution or winding up, the holders of common stock are entitled to receive ratably our net assets available after the payment of all debts and other liabilities and subject to the prior rights of any outstanding preferred stock. Holders of common stock have no preemptive, subscription, redemption or conversion rights. The rights, preferences and privileges of holders of common stock are subject to the rights of the holders of any series of preferred stock which we may designate and issue in the future. In addition, holders of our common stock may participate in our dividend reinvestment plan.

Preferred Stock

Under the terms of our certificate of incorporation, our board of directors is authorized to issue shares of preferred stock in one or more series without stockholder approval. The board has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock. The 1940 Act limits our flexibility as to certain rights and preferences of the preferred stock that our certificate of incorporation may provide and requires, among other things, that immediately after issuance and before any distribution is made with respect to common stock, we meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and our preferred stock, of at least 200%, and the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if and for so long as dividends on the preferred stock are unpaid in an amount equal to two full years of dividends on the preferred stock. The features of the preferred stock will be further limited by the requirements applicable to regulated investment companies under the Code. The purpose of authorizing our board to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of preferred stock, while providing desirable flexibility in connection with providing leverage for our investment program, possible acquisitions and other corporate purposes, could make it more difficult for a third party to acquire, or could discourage a third party from acquiring, a majority of our outstanding voting stock.

Delaware Law and Certain Charter and Bylaw Provisions; Anti-Takeover Measures

We are subject to the provisions of Section 203 of the General Corporation Law of Delaware. In general, the statute prohibits a publicly held Delaware corporation from engaging in a “business combination” with “interested stockholders” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A “business combination” includes certain mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to exceptions (including an exception for our Adviser and certain of its affiliates), an “interested stockholder” is a person who, together with his affiliates and associates, owns, or within three years did own, 15% or more of the corporation’s voting stock. Our certificate of incorporation and bylaws provide that:

•	the board of directors be divided into three classes, as nearly equal in size as possible, with staggered three-year terms;

•	directors may be removed only for cause by the affirmative vote of the holders of 75% of the then outstanding shares of our capital stock entitled to vote; and
•	subject to the rights of any holders of preferred stock, any vacancy on the board of directors, however the vacancy occurs, including a vacancy due to an enlargement of the board, may only be filled by vote a majority of the directors then in office.

The classification of our board of directors and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us. Our certificate of incorporation and bylaws also provide that special meetings of the stockholders may only be called by our board of directors, Chairman or Chief Executive Officer.

Delaware’s corporation law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless a corporation’s certificate of incorporation or bylaws requires a greater percentage. Our certificate of incorporation permits our board of directors to amend or repeal our bylaws. Our bylaws generally can be amended by approval of at least 66 2/3% of the total number of authorized directors subject to certain exceptions, including provisions relating to the size of our board, and certain actions requiring board approval, which provisions will require the vote of 75% of our board of directors to be amended. The affirmative vote of the holders of at least 66 2/3% of the shares of our capital stock entitled to vote is required to amend or repeal any of the provisions of our bylaws.

Limitations of Liability and Indemnification

Under our certificate of incorporation, we will fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding by reason of the fact that such person is or was one of our directors or officers. So long as we are regulated under the 1940 Act, the above indemnification and limitation of liability is limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s bylaws, any agreement, a vote of stockholders or otherwise.

We have obtained liability insurance for our officers and directors.

Anti-Takeover Provisions

Our certificate of incorporation includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of us or to change the composition of our board of directors. This could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over us. Such attempts could have the effect of increasing our expenses and disrupting our normal operation. One of these provisions is that our board of directors will be divided into three classes, with the term of one class expiring at each annual meeting of stockholders. At each annual meeting, one class of directors is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the board of directors. A director may be removed from office by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective director.

DESCRIPTION OF OUR WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock. Such warrants may be issued independently or together with shares of common stock and may be attached or separate from such shares of common stock. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;
•	the aggregate number of such warrants;
•	the price or prices at which such warrants will be issued;
•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;
•	the number of shares of common stock issuable upon exercise of such warrants;
•	the price at which and the currency or currencies, including composite currencies, in which the shares of common stock purchasable upon exercise of such warrants may be purchased;
•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;
•	whether such warrants will be issued in registered form or bearer form;
•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;
•	if applicable, the number of such warrants issued with each share of common stock;
•	if applicable, the date on and after which such warrants and the related shares of common stock will be separately transferable;
•	information with respect to book-entry procedures, if any;
•	if applicable, a discussion of certain U.S. federal income tax considerations; and
•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of Medley Capital Corporation and its stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “Events of Default — Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us.

Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. A copy of the form of indenture is attached as an exhibit to the registration statement of which this prospectus is a part. We will file a supplemental indenture with the SEC prior to the commencement of any debt offering, at which time the supplemental indenture would be publicly available. See “Available Information” for information on how to obtain a copy of the indenture.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

•	the designation or title of the series of debt securities;
•	the total principal amount of the series of debt securities;
•	the percentage of the principal amount at which the series of debt securities will be offered;
•	the date or dates on which principal will be payable;
•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;
•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;
•	whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);
•	the terms for redemption, extension or early repayment, if any;
•	the currencies in which the series of debt securities are issued and payable;
•	whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;
•	the place or places, if any, other than or in addition to the Borough of Manhattan in the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;
•	the denominations in which the offered debt securities will be issued (if other than $1,000 and any integral multiple thereof for registered securities or $500 for bearer securities);
•	the provision for any sinking fund;
•	any restrictive covenants;
•	any Events of Default;

•	whether the series of debt securities are issuable in certificated form;
•	any provisions for defeasance or covenant defeasance;
•	any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;
•	whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);
•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;
•	whether the debt securities are subject to subordination and the terms of such subordination;
•	whether the debt securities are secured and the terms of any security interests;
•	the listing, if any, on a securities exchange; and
•	any other terms.

The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of debt. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”), may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities”. The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

We also will have the option of issuing debt securities in non-registered form as bearer securities if we issue the securities outside the United States to non-U.S. persons. In that case, the prospectus supplement will set forth the mechanics for holding the bearer securities, including the procedures for receiving payments, for exchanging the bearer securities, including the procedures for receiving payments, for exchanging the bearer securities for registered securities of the same series, and for receiving notices. The prospectus supplement will also describe the requirements with respect to our maintenance of offices or agencies outside the United States and the applicable U.S. federal tax law requirements.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices,
•	whether it imposes fees or charges,
•	how it would handle a request for the holders’ consent, if ever required,
•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities,
•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests, and
•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “Special Situations when a Global Security Will Be Terminated”. As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

•	An investor cannot cause the debt securities to be registered in his or her name, and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below.
•	An investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “Issuance of Securities in Registered Form” above.
•	An investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form.
•	An investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective.
•	The depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way.
•	If we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series.
•	An investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee.
•	DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds. Your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security.
•	Financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.

Special Situations when a Global Security will be Terminated

In a few special situations described below, a global security will be terminated and interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “Issuance of Securities in Registered Form” above.

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the names of the institutions in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest (either in cash or by delivery of additional indenture securities, as applicable) to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “— Special Considerations for Global Securities.”

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed (or additional securities issued) on the interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, NY and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, if the holder asks us to do so, we will pay any cash amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in the United States, on the due date.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following:

•	We do not pay the principal of, or any premium on, a debt security of the series on its due date.
•	We do not pay interest on a debt security of the series within 30 days of its due date.
•	We do not deposit any sinking fund payment in respect of debt securities of the series within 2 business days of its due date.
•	We remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series.
•	We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur.
•	Any class of securities has an asset coverage of less than 100 per centum on the last business day of each twenty-four consecutive calendar months.
•	Any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it in good faith considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series if (1) we have deposited with the trustee all amounts due and owing with respect to the securities, and (2) no other Events of Default are continuing.

Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	You must give your trustee written notice that an Event of Default has occurred and remains uncured.
•	The holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action.
•	The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity.

•	The holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than

•	the payment of principal, any premium or interest or
•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities or else specifying any default.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•	Where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities.
•	The merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded.
•	We must deliver certain certificates and documents to the trustee.
•	We must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of, or interest on, a debt security;
•	reduce any amounts due on a debt security;
•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;
•	adversely affect any right of repayment at the holder’s option;
•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;
•	impair your right to sue for payment;
•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;
•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;
•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;
•	modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and
•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.
•	If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•	For original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default.
•	For debt securities whose principal amount is not known (for example, because it is based on an index), we will use the principal face amount at original issuance or a special rule for that debt security described in the prospectus supplement.
•	For debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we, any other obligor, or any affiliate of us or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance — Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current United States federal tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance”. In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions described under “Indenture Provisions — Subordination” below. In order to achieve covenant defeasance, we must do the following:

•	If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments.
•	We must deliver to the trustee a legal opinion of our counsel confirming that, under current United States federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity.
•	We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.
•	Defeasance must not result in a breach of the indenture or any of our other material agreements.
•	Satisfy the conditions for covenant defeasance contained in any supplemental indentures.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. In fact, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in United States federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•	If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments.
•	We must deliver to the trustee a legal opinion confirming that there has been a change in current United States federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current United States federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit.
•	We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.
•	Defeasance must not result in a breach of the indenture or any of our other material agreements.
•	Satisfy the conditions for covenant defeasance contained in any supplemental indentures.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “Indenture Provisions — Subordination”.

Form, Exchange and Transfer of Certificated Registered Securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form,
•	without interest coupons, and
•	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed and as long as the denomination is greater than the minimum denomination for such securities.

Holders may exchange or transfer their certificated securities at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series and has accepted such appointment. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions — Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Designated Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Designated Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Designated Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Designated Senior Indebtedness or on their behalf for application to the payment of all the Designated Senior Indebtedness remaining unpaid until all the Designated Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Designated Senior Indebtedness. Subject to the payment in full of all Designated Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Designated Senior Indebtedness to the extent of payments made to the holders of the Designated Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Designated Senior Indebtedness or subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Designated Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•	our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed, that we have designated as “Designated Senior Indebtedness” for purposes of the indenture and in accordance with the terms of the indenture (including any indenture securities designated as Designated Senior Indebtedness), and
•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Designated Senior Indebtedness and of our other indebtedness outstanding as of a recent date.

Secured Indebtedness

Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. In the event of a distribution of our assets upon our insolvency, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

U.S. Bank National Association will serve as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

PLAN OF DISTRIBUTION

We may offer, from time to time, in one or more offerings or series, up to $750,000,000 of our common stock, preferred stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods. We may sell the securities through underwriters or dealers, directly to one or more purchasers through agents or through a combination of any such methods of sale. The issuance of any equity or debt securities will depend on future market conditions, funding needs and other factors and there can be no assurance that any such issuance will occur or be successful.

Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.

The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices. The price at which securities may be distributed may represent a discount from prevailing market prices.

In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate compensation to be received by any member of FINRA or independent broker-dealer will not be greater than 8% of the gross proceeds of the sale of securities offered pursuant to this prospectus and any applicable prospectus supplement.

In connection with an offering, the underwriters may purchase and sell shares of common stock in the open market. These transactions may include short sales, stabilizing transactions and purchases to cover positions created by short sales. Shorts sales involve the sale by the underwriters of a greater number of shares than they are required to purchase in the offering. “Covered” short sales are sales made in an amount not greater than the underwriters’ option to purchase additional shares from the Company in the offering. The underwriters may close out any covered short position by either exercising their option to purchase additional shares or purchasing shares in the open market. In determining the source of shares to close out the covered short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase additional shares pursuant to the option granted to them. “Naked” short sales are any sales in excess of such option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the common stock in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of various bids for or purchases of common stock made by the underwriters in the open market prior to the completion of the offering.

The underwriters may also impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representatives have repurchased shares sold by or for the account of such underwriter in stabilizing or short covering transactions.

Purchases to cover a short position and stabilizing transactions, as well as other purchases by the underwriters for their own accounts, may have the effect of preventing or retarding a decline in the market price of the Company’s stock, and together with the imposition of the penalty bid, may stabilize, maintain or otherwise affect the market price of the common stock. As a result, the price of the common stock may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued at any time. These transactions may be effected on the NYSE, in the over-the-counter market or otherwise.

We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on the NYSE. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of shares of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

CUSTODIAN AND TRANSFER AGENT

U.S. Bank National Association provides custodian services to us pursuant to a custodian services agreement. The principal business address of U.S. Bank National Association is One Federal Street, Boston, Massachusetts 02110. American Stock Transfer & Trust Company provides transfer agency and distribution paying agency services to us under a transfer agency agreement and a distribution paying agent agreement, respectively. The address of American Stock Transfer & Trust Company is 59 Maiden Lane, New York, New York, 10038.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, DC.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, our independent registered public accounting firm, have audited the consolidated financial statements as of September 30, 2015 and 2014 and for each of the three years in the period ended September 30, 2015. We have included our financial statements in this prospectus and elsewhere in the registration statement in reliance on such report, given on their authority as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed a registration statement with the SEC on Form N-2, including amendments, relating to the shares we are offering. This prospectus does not contain all of the information set forth in the registration statement, including any exhibits and schedules it may contain. For further information concerning us or the securities we are offering, please refer to the registration statement. Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of any contract or other document filed as an exhibit to the registration statement. Each statement is qualified in all respects by this reference.

We are required to file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549. This information will also be available free of charge by contacting us by mail at 280 Park Avenue, 6th Floor East, New York, NY 10017, by telephone at (212) 759-0777 or on our website at http://www.medleycapitalcorp.com.

PRIVACY PRINCIPLES

We are committed to maintaining the privacy of stockholders and to safeguarding our non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to nonpublic personal information about our stockholders to our investment adviser’s employees with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

Medley Capital Corporation

Consolidated Statements of Assets and Liabilities

	As of
	December 31, 2015	September 30, 2015
	(unaudited)
ASSETS
Investments at fair value
Non-controlled/non-affiliated investments (amortized cost of $1,098,861,920 and $1,175,785,384, respectively)	$1,012,558,424	$1,131,893,787
Controlled investments (amortized cost of $122,734,732 and $86,755,896 respectively)	92,565,318	74,198,202
Affiliated investments (amortized cost of $10,000,000 and $10,000,000, respectively)	10,000,000	10,000,000
Total investments at fair value	1,115,123,742	1,216,091,989
Cash and cash equivalents	24,113,304	15,714,256
Deferred financing costs, net	15,258,251	13,127,630
Interest receivable	8,718,789	9,542,547
Fees receivable	1,976,108	1,389,634
Receivable for dispositions and investments sold	1,143,215	578,868
Other assets	436,318	556,285
Deferred offering costs	327,053	208,477
Total assets	$1,167,096,780	$1,257,209,686
LIABILITIES
Revolving credit facility payable	$89,200,000	$192,700,000
Term loan payable	174,000,000	174,000,000
Notes payable	174,262,825	103,500,000
SBA debentures payable	150,000,000	150,000,000
Management and incentive fees payable (See note 6)	9,263,227	9,962,534
Interest and fees payable	2,591,837	1,313,931
Deferred tax liability	2,021,973	1,797,356
Accounts payable and accrued expenses	1,475,599	2,503,442
Administrator expenses payable (See note 6)	917,681	1,000,846
Deferred revenue	430,410	402,029
Due to affiliate	218,230	109,164
Total liabilities	$604,381,782	$637,289,302
Commitments (See note 8)
NET ASSETS
Common stock, par value $0.001 per share, 100,000,000 common shares authorized, 56,193,803 and 56,337,152 common shares issued and outstanding, respectively	$56,194	$56,337
Capital in excess of par value	717,140,810	718,240,597
Accumulated undistributed net investment income	19,116,562	20,351,831
Accumulated net realized gain/(loss) from investments	(55,247,568)	(60,625,616)
Net unrealized appreciation/(depreciation) on investments, net of deferred taxes	(118,351,000)	(58,102,765)
Total net assets	562,714,998	619,920,384
Total liabilities and net assets	$1,167,096,780	$1,257,209,686
NET ASSET VALUE PER SHARE	$10.01	$11.00

See accompanying notes to consolidated financial statements.

Medley Capital Corporation

Consolidated Statements of Operations

	For the three months ended December 31
	2015	2014
	(unaudited)	(unaudited)
INVESTMENT INCOME:
Interest from investments
Non-controlled/non-affiliated investments:
Cash	$28,126,021	$32,440,714
Payment-in-kind	1,222,112	1,850,728
Affiliated investments:
Cash	166,750	464,552
Payment-in-kind	—	122,079
Controlled investments:
Cash	855,626	401,153
Payment-in-kind	995,956	484,203
Total interest income	31,366,465	35,763,429
Interest from cash and cash equivalents	2,235	1,645
Fee income (See note 9)	3,058,627	4,083,857
Total investment income	34,427,327	39,848,931
EXPENSES:
Base management fees (See note 6)	5,346,758	5,784,178
Incentive fees (See note 6)	3,916,469	5,097,508
Interest and financing expenses	6,970,085	6,356,502
Administrator expenses (See note 6)	916,377	1,021,811
General and administrative	709,992	349,848
Professional fees	632,521	532,692
Insurance	135,409	142,823
Directors fees	133,841	173,536
Total expenses	18,761,452	19,458,898
NET INVESTMENT INCOME	15,665,875	20,390,033
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from investments	5,378,048	(216,584)
Net unrealized appreciation/(depreciation) on investments	(60,023,619)	(38,700,337)
Change in provision for deferred taxes on unrealized gain on investments	(224,616)	210,950
Net gain/(loss) on investments	(54,870,187)	(38,705,971)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(39,204,312)	$(18,315,938)
WEIGHTED AVERAGE – BASIC AND DILUTED EARNINGS PER COMMON SHARE	$(0.70)	$(0.31)
WEIGHTED AVERAGE – BASIC AND DILUTED NET INVESTMENT INCOME PER COMMON SHARE	$0.28	$0.35
WEIGHTED AVERAGE COMMON STOCK OUTSTANDING – BASIC AND DILUTED (SEE NOTE 11)	56,300,067	58,733,284
DIVIDENDS DECLARED PER COMMON SHARE	$0.30	$0.37

See accompanying notes to consolidated financial statements.

Medley Capital Corporation

Consolidated Statements of Changes in Net Assets

	For the three months ended December 31
	2015	2014
	(unaudited)	(unaudited)
OPERATIONS:
Net investment income	$15,665,875	$20,390,033
Net realized gain/(loss) from investments	5,378,048	(216,584)
Net unrealized appreciation/(depreciation) on investments	(60,023,619)	(38,700,337)
Change in provision for deferred taxes on unrealized gain on investments	(224,616)	210,950
Net increase/(decrease) in net assets from operations	(39,204,312)	(18,315,938)
SHAREHOLDER DISTRIBUTIONS:
Distributions from net investment income	(16,901,142)	(21,731,314)
Net decrease in net assets from shareholder distributions	(16,901,142)	(21,731,314)
CAPITAL SHARE TRANSACTIONS:
Repurchase of common stock under stock repurchase program (143,349 and 0 shares, respectively)	(1,099,932)	—
Net increase/(decrease) in net assets from common share transactions	(1,099,932)	—
Total increase/(decrease) in net assets	(57,205,386)	(40,047,252)
Net assets at beginning of period	619,920,384	729,856,881
Net assets at end of period including accumulated undistributed net investment income of $19,116,562 and $20,332,513, respectively	$562,714,998	$689,809,629
Net asset value per common share	$10.01	$11.74
Common shares outstanding at end of period	56,193,803	58,733,284

See accompanying notes to consolidated financial statements.

Medley Capital Corporation

Consolidated Statements of Cash Flows

	For the three months ended December 31
	2015	2014
	(unaudited)	(unaudited)
Cash flows from operating activities
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS	$(39,204,312)	$(18,315,938)
ADJUSTMENTS TO RECONCILE NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS TO NET CASH PROVIDED/(USED) BY OPERATING ACTIVITIES:
Investment increases due to payment-in-kind interest	(3,817,899)	(2,082,905)
Net amortization of premium/(discount) on investments	(229,653)	(387,216)
Amortization of deferred financing costs	788,924	599,148
Net realized (gain)/loss from investments	(5,378,048)	216,584
Net deferred income taxes	224,616	(210,950)
Net unrealized (appreciation)/depreciation on investments	60,023,619	38,700,337
Proceeds from sale and settlements of investments	97,056,910	98,691,113
Purchases, originations and participations	(46,686,682)	(112,342,683)
(Increase)/decrease in operating assets:
Interest receivable	823,758	136,556
Fees receivable	(586,474)	753,477
Other assets	119,967	137,961
Receivable for dispositions and investments sold	(564,347)	6,638,891
Increase/(decrease) in operating liabilities:
Payable for investments purchased, originated and participated	—	(54,995,000)
Management and incentive fees payable, net	(699,307)	436,875
Accounts payable and accrued expenses	(1,027,843)	(122,265)
Interest and fees payable	1,277,906	(252,885)
Administrator expenses payable	(83,165)	9,345
Deferred revenue	28,381	54,774
Due to affiliate	109,066	(18,672)
NET CASH PROVIDED/(USED) BY OPERATING ACTIVITIES	62,175,417	(42,353,453)
Cash flows from financing activities
Repurchase of common stock under stock repurchase program	(1,099,932)	—
Offering costs paid	(118,576)	(32,367)
Borrowings on debt	83,762,825	69,500,000
Paydowns on debt	(116,500,000)	—
Financing costs paid	(2,919,544)	(300,000)
Payments of cash dividends	(16,901,142)	(21,731,314)
NET CASH PROVIDED/(USED) BY FINANCING ACTIVITIES	(53,776,369)	47,436,319
NET INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS	8,399,048	5,082,866
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	15,714,256	36,731,488
CASH AND CASH EQUIVALENTS, END OF PERIOD	$24,113,304	$41,814,354
Supplemental Information:
Interest paid during the period	$4,883,873	$5,990,801
Supplemental non-cash information:
Payment-in-kind interest income	$2,218,068	$2,457,010
Net amortization of premium/(discount) on investments	$229,653	$387,216
Amortization of deferred financing costs	$(788,924)	$(599,148)

See accompanying notes to consolidated financial statements.

Medley Capital Corporation

Consolidated Schedule of Investments
December 31, 2015
(Unaudited)

Company(1)	Industry	Type of Investment	Maturity	Par Amount(2)	Cost(3)	Fair Value	% of Net Assets(4)
Non-Controlled/Non-Affiliated Investments:
AAR Intermediate Holdings LLC(12)	Energy: Oil & Gas	Senior Secured First Lien Term Loan (LIBOR + 14.00%, 1.00% LIBOR Floor)(10)(19)	3/30/2019	33,207,993	30,302,820	17,832,476	3.2%
		Warrants to purchase 2.51% of outstanding company equity	3/30/2019	—	2,274,480	—	0.0%
				33,207,993	32,577,300	17,832,476
Accupac, Inc.	Containers, Packaging & Glass	Senior Secured Second Lien Term Loan (LIBOR + 10.00% Cash, 1.00% LIBOR Floor)(18)	3/20/2020	31,000,000	31,000,000	31,000,000	5.5%
				31,000,000	31,000,000	31,000,000
Advanced Diagnostic Holdings, LLC	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (LIBOR + 8.75% Cash, 0.875% LIBOR Floor)(19)	12/11/2020	15,554,250	15,554,250	15,554,250	2.8%
				15,554,250	15,554,250	15,554,250
AESC Holding Corp, Inc.	Retail	Senior Secured Second Lien Term Loan (LIBOR + 9.00% Cash, 1.00% LIBOR Floor)(18)	5/27/2019	20,000,000	20,000,000	20,000,000	3.6%
				20,000,000	20,000,000	20,000,000
Albertville Quality Foods, Inc.(12)	Beverages & Food	Senior Secured First Lien Term Loan (LIBOR + 9.50% Cash, 1.00% LIBOR Floor, 3.00% LIBOR Cap)(18)	10/31/2018	17,343,750	17,343,750	17,413,819	3.1%
				17,343,750	17,343,750	17,413,819
Access Media Holdings, LLC	Media: Broadcasting & Subscription	Senior Secured First Lien Term Loan (10.00%)	7/22/2020	7,632,573	7,632,573	7,632,573	1.4%
		Preferred Equity (12.00% PIK)	7/22/2020	1,652,475	1,652,475	577,845	0.1%
		16% of Common Equity of Newco	7/22/2020	—	—	—	0.0%
				9,285,048	9,285,048	8,210,418
American Covers, Inc.	Consumer Discretionary	Senior Secured Second Lien Term Loan (LIBOR + 8.50% Cash, 1.00% LIBOR Floor)(19)	3/1/2021	10,000,000	10,000,000	10,000,000	1.8%
				10,000,000	10,000,000	10,000,000
Aurora Flight Sciences Corporation	Aerospace & Defense	Senior Secured Second Lien Term Loan (11.25% Cash, 2.00% PIK)	3/16/2016	16,545,825	16,545,825	16,545,825	2.9%
				16,545,825	16,545,825	16,545,825
Autosplice, Inc.(7)(9)	High Tech Industries	Senior Secured First Lien Term Loan (LIBOR + 11.50% Cash, 1.00% LIBOR Floor)(19)	6/30/2019	14,725,232	14,725,232	14,468,717	2.6%
				14,725,232	14,725,232	14,468,717
Backcountry.com, Inc.	Retail	Senior Secured First Lien Term Loan (LIBOR + 7.25% Cash, 1.00% LIBOR Floor)(19)	6/30/2020	2,575,260	2,575,260	2,571,037	0.5%
				2,575,260	2,575,260	2,571,037
BayDelta Maritime LLC	Transportation: Cargo	Warrants to purchase 10% of the outstanding equity	6/30/2016	—	25,000	612,366	0.1%
				—	25,000	612,366

See accompanying notes to consolidated financial statements.

Medley Capital Corporation

Consolidated Schedule of Investments – (continued)
December 31, 2015
(Unaudited)

Company(1)	Industry	Type of Investment	Maturity	Par Amount(2)	Cost(3)	Fair Value	% of Net Assets(4)
Be Green Packaging, LLC(7)(9)	Containers, Packaging & Glass	Senior Secured First Lien Term Loan (LIBOR + 10.00%, 1.00% LIBOR Floor)(19)	12/13/2018	5,000,000	5,000,000	4,820,327	0.9%
		Senior Secured First Lien Delayed Draw (LIBOR + 10.00%, 1.00% LIBOR Floor)(19)	12/13/2018	3,416,667	3,416,667	3,319,608	0.6%
		Revolver (LIBOR + 10.00%, 1.00% LIBOR Floor)(19)	12/13/2018	354,167	354,167	328,050	0.1%
		1.13% Partnership Interest in RCAF VI CIV XXIII, L.P.	12/13/2018	—	416,250	86,921	0.0%
				8,770,834	9,187,084	8,554,906
Black Angus Steakhouses, LLC(7)(9)	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loan (LIBOR + 9.00% Cash, 1.00% LIBOR Floor)(18)	4/24/2020	8,060,268	8,060,268	8,023,202	1.4%
		Senior Secured First Lien Delayed Draw (LIBOR + 9.00%, 1.00% LIBOR Floor)	4/24/2020	—	—	—	0.0%
		Revolver (LIBOR + 9.00%, 1.00% LIBOR Floor)(27)	4/24/2020	357,143	357,143	357,077	0.1%
				8,417,411	8,417,411	8,380,279
Brantley Transportation LLC(12)	Energy: Oil & Gas	Senior Secured First Lien Term Loan (12.00%)(10)	8/2/2017	9,183,928	9,088,925	4,884,647	0.9%
				9,183,928	9,088,925	4,884,647
Calloway Laboratories, Inc.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (17.00% PIK)(10)	9/30/2016	40,347,859	29,573,477	—	0.0%
		Warrants to purchase 15.00% of the outstanding equity	9/30/2016	—	68,433	—	0.0%
				40,347,859	29,641,910	—
CP OPCO LLC	Services: Consumer	Senior Secured First Lien Term Loan (LIBOR + 6.75% Cash, 1.00% LIBOR Floor)(19)	9/30/2020	17,000,000	17,000,000	17,000,000	3.0%
				17,000,000	17,000,000	17,000,000
ContMid Intermediate Inc.(12)	Automotive	Senior Secured Second Lien Term Loan (LIBOR + 9.00% Cash, 1.00% LIBOR Floor)(18)	10/25/2019	23,000,000	23,000,000	22,785,732	4.0%
				23,000,000	23,000,000	22,785,732
ConvergeOne Holdings Corporation	Telecommunications	Senior Secured Second Lien Term Loan (LIBOR + 8.00% Cash, 1.00% LIBOR Floor)(19)	6/17/2021	12,500,000	12,395,556	12,109,375	2.1%
				12,500,000	12,395,556	12,109,375
Crow Precision Components LLC	Aerospace & Defense	Senior Secured First Lien Term Loan (LIBOR + 8.50% Cash, 1.00% LIBOR Floor)(18)	9/30/2019	13,965,000	13,965,000	13,934,701	2.5%
		350 units of outstanding equity in Wingman Holdings, Inc.	9/30/2019	—	700,000	716,774	0.1%
				13,965,000	14,665,000	14,651,475
DHISCO Electronic Distribution, Inc.(7)(12)	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loan A (LIBOR + 9.00%, 1.50% LIBOR Floor)	11/10/2019	31,238,095	31,238,095	31,310,568	5.6%
		Senior Secured First Lien Term Loan B (10.50% PIK)	2/10/2018	6,448,036	6,448,036	6,436,078	1.1%
		Revolving Credit Facility (LIBOR + 9.00%, 1.50% LIBOR Floor)(24)	5/10/2017	—	—	—	0.0%
		Equity – 1,230,769 Units(22)	2/10/2018	—	1,230,769	2,624,130	0.5%
				37,686,131	38,916,900	40,370,776

See accompanying notes to consolidated financial statements.

Medley Capital Corporation

Consolidated Schedule of Investments – (continued)
December 31, 2015
(Unaudited)

Company(1)	Industry	Type of Investment	Maturity	Par Amount(2)	Cost(3)	Fair Value	% of Net Assets(4)
DLR Restaurants LLC(12)	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loan (11.00% Cash, 2.50% PIK)	4/18/2018	23,663,226	23,663,226	23,160,244	4.1%
		Unsecured Debt (12.00% Cash, 4.00% PIK)	4/18/2018	278,924	278,924	274,248	0.0%
				23,942,150	23,942,150	23,434,492
DreamFinders Homes LLC	Construction & Building	Senior Secured First Lien Term Loan B (LIBOR + 14.50% Cash)	10/1/2018	11,417,103	11,305,812	11,219,587	2.0%
		5,000 common units represent 5% of the outstanding equity interest of Dream Finders Holdings, LLC	10/1/2018	—	180,000	1,783,179	0.3%
				11,417,103	11,485,812	13,002,766
Dynamic Energy Services International LLC	Energy: Oil & Gas	Senior Secured First Lien Term Loan (LIBOR + 8.50% Cash, 1.00% LIBOR Floor)(18)	3/6/2018	17,337,500	17,337,500	16,799,344	3.0%
				17,337,500	17,337,500	16,799,344
Essex Crane Rental Corp.(12)	Construction & Building	Senior Secured First Lien Term Loan (LIBOR + 12.50% Cash, 1.00% LIBOR Floor)(10)(19)	5/13/2019	20,930,727	20,460,116	3,558,642	0.6%
				20,930,727	20,460,116	3,558,642
FKI Security Group LLC(12)	Capital Equipment	Senior Secured First Lien Term Loan (LIBOR + 8.50% Cash, 1.00% LIBOR Floor)(19)	3/30/2020	14,812,500	14,812,500	14,479,811	2.6%
				14,812,500	14,812,500	14,479,811
Footprint Acquisition LLC	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 8.00% Cash)	2/27/2020	5,250,102	5,250,102	5,165,938	0.9%
		Preferred Equity (8.75% PIK)	2/27/2020	5,383,267	5,383,267	4,790,100	0.9%
		150.0 units of Common Stock(23)	2/27/2020	—	—	—	0.0%
				10,633,369	10,633,369	9,956,038
Freedom Powersports LLC	Automotive	Senior Secured First Lien Term Loan (LIBOR + 11.50% Cash, 1.50% LIBOR Floor)(19)	9/26/2019	15,000,000	15,000,000	14,970,707	2.7%
				15,000,000	15,000,000	14,970,707
Harrison Gypsum LLC(12)	Construction & Building	Senior Secured First Lien Term Loan (LIBOR + 8.50% Cash, 0.50% PIK, 1.50% LIBOR Floor)(18)	12/21/2018	55,546,997	55,546,997	54,383,843	9.7%
				55,546,997	55,546,997	54,383,843
Heligear Acquisition Co.	Aerospace & Defense	Senior Secured First Lien Note (10.25% Cash)	10/15/2019	20,000,000	20,000,000	20,278,885	3.6%
				20,000,000	20,000,000	20,278,885
JD Norman Industries, Inc.	Automotive	Senior Secured First Lien Term Loan (LIBOR + 10.25% Cash)	3/6/2019	22,200,000	22,200,000	21,598,549	3.8%
				22,200,000	22,200,000	21,598,549
Jordan Reses Supply Company LLC	Healthcare & Pharmaceuticals	Senior Secured Second Lien Term Loan (LIBOR + 11.00%, 1.00% LIBOR Floor)	4/24/2020	20,000,000	20,000,000	19,985,238	3.6%
				20,000,000	20,000,000	19,985,238

See accompanying notes to consolidated financial statements.

Medley Capital Corporation

Consolidated Schedule of Investments – (continued)
December 31, 2015
(Unaudited)

Company(1)	Industry	Type of Investment	Maturity	Par Amount(2)	Cost(3)	Fair Value	% of Net Assets(4)
Lighting Science Group Corporation	Containers, Packaging & Glass	Senior Secured Second Lien Term (LIBOR + 10.00% Cash, 2.00% PIK)	2/19/2019	15,810,280	15,136,429	14,957,157	2.6%
		Warrants to purchase 2.36% of the outstanding equity	2/19/2019	—	955,680	145,000	0.0%
				15,810,280	16,092,109	15,102,157
Lucky Strike Entertainment, L.L.C.	Hotel, Gaming & Leisure	Senior Secured Second Lien Term Loan (LIBOR + 11.00% Cash, 1.00% LIBOR Floor, 2.00% PIK)(19)	12/24/2019	10,254,472	10,254,472	10,036,360	1.8%
				10,254,472	10,254,472	10,036,360
Lydell Jewelry Design Studio LLC(12)	Consumer goods: Non-durable	Senior Secured First Lien Term Loan (LIBOR + 5.50% Cash, 7.50% PIK, 1.50% LIBOR Floor)(11)(18)	9/13/2018	14,711,807	14,269,868	5,889,898	1.0%
		Warrants to purchase 13.3% of the outstanding membership units	9/13/2018	—	—	—	0.0%
				14,711,807	14,269,868	5,889,898
Merchant Cash and Capital LLC	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Delayed Draw (LIBOR + 8.00% Cash, 3.00% LIBOR Floor)(18)	3/4/2016	17,500,000	17,500,000	17,510,500	3.1%
		Senior Secured Second Lien Term Loan (12.00% Cash)	8/19/2016	15,000,000	15,000,000	14,933,700	2.7%
				32,500,000	32,500,000	32,444,200
Miratech Intermediate Holdings, Inc.(12)	Automotive	Senior Secured First Lien Term Loan (LIBOR + 9.00% Cash, 1.00% LIBOR Floor, 2% PIK)(18)	5/9/2019	13,727,445	13,727,445	13,461,544	2.3%
				13,727,445	13,727,445	13,461,544
Momentum Telecom, Inc.	Telecommunications	Senior Secured First Lien Term Loan (LIBOR + 8.50% Cash, 1.00% LIBOR Floor)(18)	3/10/2019	9,032,218	9,032,218	9,155,146	1.6%
				9,032,218	9,032,218	9,155,146
Nation Safe Drivers Holdings, Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loan (LIBOR + 8.00% Cash, 2.00% LIBOR Floor)(19)	9/29/2020	35,278,846	35,278,846	34,734,493	6.2%
				35,278,846	35,278,846	34,734,493
Nielsen & Bainbridge LLC	Consumer goods: Durable	Senior Secured Second Lien Term Loan (LIBOR + 9.25% Cash, 1.00% LIBOR Floor)(18)	8/15/2021	25,000,000	25,000,000	24,213,499	4.3%
				25,000,000	25,000,000	24,213,499
Northern Lights MIDCO LLC	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan (LIBOR + 9.50% Cash, 1.50% LIBOR Floor)	11/24/2019	4,523,750	4,523,750	4,588,252	0.8%
				4,523,750	4,523,750	4,588,252
NorthStar Group Services, Inc.	Construction & Building	Unsecured Debt (2.50% Cash, 15.50% PIK)	10/24/2019	23,658,218	23,658,218	23,658,218	4.2%
				23,658,218	23,658,218	23,658,218
Oxford Mining Company, LLC	Metals & Mining	Senior Secured First Lien Term Loan (LIBOR + 8.50% Cash, 3.00% PIK, 0.75% LIBOR Floor)	12/31/2018	20,288,028	20,288,028	19,383,238	3.4%
				20,288,028	20,288,028	19,383,238
The Plastics Group, Inc.	Chemicals, Plastics & Rubber	Senior Secured First Lien Term Loan (11.00% Cash, 2.00% PIK)	2/28/2019	21,537,432	21,537,432	20,926,846	3.7%
				21,537,432	21,537,432	20,926,846

See accompanying notes to consolidated financial statements.

Medley Capital Corporation

Consolidated Schedule of Investments – (continued)
December 31, 2015
(Unaudited)

Company(1)	Industry	Type of Investment	Maturity	Par Amount(2)	Cost(3)	Fair Value	% of Net Assets(4)
Point.360(7)	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 6.00% Cash)(19)	7/8/2020	960,000	960,000	960,000	0.2%
		Equity – 479,283 Common Shares(25)	7/8/2020	—	129,406	421,769	0.1%
		Warrants to purchase 2.8% of the outstanding common shares(26)	7/8/2020	—	52,757	284,555	0.1%
				960,000	1,142,163	1,666,324
Prestige Industries LLC	Services: Business	Senior Secured Second Lien Term Loan (18.00% PIK)	11/1/2017	7,506,654	7,463,220	6,889,757	1.2%
		Warrants to purchase 0.63% of the outstanding common units	11/1/2017	—	151,855	—	0.0%
				7,506,654	7,615,075	6,889,757
Prince Mineral Holding Corp.(8)	Wholesale	Senior Secured First Lien Note (11.50%)	12/15/2019	6,800,000	6,747,184	4,972,500	0.9%
				6,800,000	6,747,184	4,972,500
RCS Management Corporation & Specialized Medical Services, Inc.(7)	Healthcare & Pharmaceuticals	Senior Secured Second Lien Term Loan (LIBOR + 11.00% Cash, 1.50% LIBOR Floor, 0.50% PIK)(18)	2/29/2016	30,785,260	30,785,260	30,785,260	5.5%
				30,785,260	30,785,260	30,785,260
Reddy Ice Corporation	Beverages & Food	Senior Secured Second Lien Term Loan (LIBOR + 9.50% Cash, 1.25% LIBOR Floor)(18)	11/1/2019	17,000,000	17,000,000	13,165,425	2.3%
				17,000,000	17,000,000	13,165,425
Response Team Holdings, LLC	Construction & Building	Senior Secured First Lien Term Loan (LIBOR + 8.50% Cash, 1.00% PIK, 2.00% LIBOR Floor)(18)	3/28/2019	26,936,514	26,936,514	27,164,397	4.8%
		Preferred Equity (12.00% PIK)	3/28/2019	5,718,078	5,405,897	5,445,440	1.0%
		Warrants to purchase 6.17% of the outstanding common units	3/28/2019	—	429,012	1,492,557	0.3%
				32,654,592	32,771,423	34,102,394
Safeworks LLC(12)	Capital Equipment	Unsecured Debt (12.00% Cash)	1/31/2020	15,000,000	15,000,000	14,972,225	2.7%
				15,000,000	15,000,000	14,972,225
Sendero Drilling Company LLC	Energy: Oil & Gas	Senior Secured First Lien Term Loan (LIBOR + 11.00% Cash)	3/18/2019	12,782,816	12,219,116	12,874,085	2.3%
		Warrants to purchase 5.52% of the outstanding common units	3/18/2019	—	793,523	4,934,674	0.9%
				12,782,816	13,012,639	17,808,759
Seotowncenter, Inc.(12)	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 9.00% Cash, 1.00% LIBOR Floor)(19)	9/11/2019	27,500,000	27,500,000	27,038,603	4.8%
		3,249.697 shares of Common Stock(14)	9/11/2019	—	500,000	389,126	0.1%
				27,500,000	28,000,000	27,427,729
Ship Supply Acquisition Corporation(7)	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 8.00% Cash, 1.00% LIBOR Floor)(19)	7/31/2020	8,392,431	8,392,431	8,392,011	1.5%
		Revolver (LIBOR + 8.00% Cash, 1.00% LIBOR Floor)(19)(20)	7/31/2016	—	—	—	0.0%
				8,392,431	8,392,431	8,392,011

See accompanying notes to consolidated financial statements.

Medley Capital Corporation

Consolidated Schedule of Investments – (continued)
December 31, 2015
(Unaudited)

Company(1)	Industry	Type of Investment	Maturity	Par Amount(2)	Cost(3)	Fair Value	% of Net Assets(4)
Stancor, Inc.	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 8.00% Cash, 0.75% LIBOR Floor)(18)	8/19/2019	5,981,818	5,981,818	5,832,252	1.0%
		263,814.43 Class A Units(15)	8/19/2019	—	263,814	242,409	0.0%
				5,981,818	6,245,632	6,074,661
T. Residential Holdings LLC	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan (12.00%)	3/28/2019	19,250,000	19,250,000	19,100,557	3.4%
				19,250,000	19,250,000	19,100,557
Taylored Freight Services LLC	Services: Business	Senior Secured Second Lien Term Loan (LIBOR + 9.50% Cash, 2.00% PIK, 1.50% LIBOR Floor)(19)	11/1/2017	15,258,183	15,258,183	14,091,390	2.5%
				15,258,183	15,258,183	14,091,390
Tenere Acquisition Corp.(7)(9)	Chemicals, Plastics & Rubber	Senior Secured First Lien Term Loan (11.00% Cash, 2.00% PIK)	12/15/2017	11,283,628	11,283,628	11,416,464	2.0%
				11,283,628	11,283,628	11,416,464
Transtelco Inc.	Telecommunications	Senior Secured First Lien Term Loan (LIBOR + 9.00% Cash, 1.50% LIBOR Floor)(18)	11/19/2017	18,816,000	18,816,000	18,774,793	3.3%
				18,816,000	18,816,000	18,774,793
Untangle, Inc.	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 12.00% Cash)	4/18/2019	9,465,000	9,465,000	9,506,196	1.7%
				9,465,000	9,465,000	9,506,196
Velocity Pooling Vehicle LLC	Automotive	Senior Secured Second Lien Term Loan (LIBOR + 7.25% Cash, 1.00% LIBOR Floor)(18)	5/14/2022	24,000,000	21,086,650	16,804,940	3.0%
				24,000,000	21,086,650	16,804,940
Watermill-QMC Midco, Inc.	Automotive	Senior Secured First Lien Term Loan (13.00% Cash)	6/30/2020	15,312,693	15,312,694	15,327,659	2.7%
		1.3% Partnership Interest in Watermill-QMC Midco Inc.(6)	6/30/2020	—	295,362	380,052	0.1%
				15,312,693	15,608,056	15,707,711
Wheels Up Partners LLC(12)	Aerospace & Defense	Senior Secured First Lien Delayed Draw (LIBOR + 8.55% Cash, 1.00% LIBOR Floor)(19)	10/15/2021	17,857,315	17,857,315	17,771,064	3.1%
				17,857,315	17,857,315	17,771,064
Window Products, Inc.	Construction & Building	Senior Secured Second Lien Term Loan (LIBOR + 10.75% Cash, 1.00% LIBOR Floor)(19)	12/27/2019	14,000,000	14,000,000	14,140,000	2.5%
				14,000,000	14,000,000	14,140,000
Subtotal Non-Controlled/Non-Affiliated Investments				$1,109,857,753	$1,098,861,920	$1,012,558,424

See accompanying notes to consolidated financial statements.

Medley Capital Corporation

Consolidated Schedule of Investments – (continued)
December 31, 2015
(Unaudited)

Company(1)	Industry	Type of Investment	Maturity	Par Amount(2)	Cost(3)	Fair Value	% of Net Assets(4)
Control Investments:(5)
Capstone Nutrition(12)	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (LIBOR + 11.50% Cash, 1.00% PIK, 1.00% LIBOR Floor)(19)	4/28/2019	20,564,336	20,564,336	15,217,609	2.7%
		Senior Secured First Lien Delayed Draw (LIBOR + 11.50% Cash, 1.00% PIK, 1.00% LIBOR Floor)(19)	4/28/2019	4,372,497	4,372,497	3,235,648	0.6%
		7,463.4 Class B Shares, and 15,079.0 Class C Shares represent 33.0% ownership of Cornerstone Research & Development, Inc.	4/28/2019	—	12	—	0.0%
		384.62 Units of Common Stock(13)	4/28/2019	—	400,000	—	0.0%
				24,936,833	25,336,845	18,453,257
MCC Senior Loan Strategy JV I LLC	Multisector Holdings	Equity – 87.5% ownership of MCC Senior Loan Strategy JV I LLC		—	23,187,500	22,988,940	4.1%
				—	23,187,500	22,988,940
OmniVere LLC	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 12.00% Cash, 1.00% PIK)	5/5/2019	19,275,662	18,898,313	19,275,662	3.4%
		Unsecured Debt (8.00% PIK)(10)	7/24/2025	13,238,728	12,479,195	5,106,550	0.9%
		Warrants to purchase outstanding equity(21)	5/5/2019	—	872,698	—	0.0%
				32,514,390	32,250,206	24,382,212
United Road Towing Inc.	Services: Business	Senior Secured Second Lien Term Loan (LIBOR + 9.00% Cash)	2/21/2020	17,403,909	17,403,909	17,404,008	3.1%
		Preferred Equity Class C (8.00% PIK)(10)	2/21/2020	18,802,789	17,466,376	9,336,901	1.6%
		Preferred Equity Class C-1 (8.00% PIK)(10)	2/21/2020	1,732,849	1,326,945	—	0.0%
		Preferred Equity Class A-2 (8.00% PIK)(10)	2/21/2020	5,097,330	4,664,855	—	0.0%
		65,809.73 Class B Common Units(16)	2/21/2020	—	1,098,096	—	0.0%
				43,036,877	41,960,181	26,740,909
Subtotal Control Investments				$100,488,100	$122,734,732	$92,565,318
Affiliated Investments:
US Multifamily, LLC	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan (10.00% Cash)	9/10/2019	6,670,000	6,670,000	6,670,000	1.2%
		Preferred Equity – 33,300 Units(17)	9/10/2019	—	3,330,000	3,330,000	0.6%
				6,670,000	10,000,000	10,000,000
Subtotal Affiliated Investments				$6,670,000	$10,000,000	$10,000,000
Total Investments, December 31, 2015				$1,217,015,853	$1,231,596,652	$1,115,123,742	198.2%

(1)	All of our investments are domiciled in the United States. Certain investments also have international operations.
(2)	Par amount includes accumulated PIK interest and is net of repayments.

See accompanying notes to consolidated financial statements.

Medley Capital Corporation

Consolidated Schedule of Investments – (continued)
December 31, 2015
(Unaudited)

(3)	Gross unrealized appreciation, gross unrealized depreciation, and net depreciation for federal income tax purposes totaled $22.3 million, $118.6 million and $96.3 million, respectively. The tax cost of investments is $1,211.7 million.
(4)	Percentage is based on net assets of $562,714,998 as of December 31, 2015.
(5)	Control Investments are defined by the Investment Company Act of 1940 (“1940 Act”) as investments in companies in which the Company owns more than 25% of the voting securities or maintains greater than 50% of the board representation.
(6)	12,711 Units represents 1.3% of partnership interest in Watermill-QMC Partners, LP.
(7)	The investment has an unfunded commitment as of December 31, 2015 (See note 8).
(8)	Securities are exempt from registration under Rule 144a of the Securities Act of 1933. This security represents a fair value of $5.0 million and 0.9% of net assets as of December 31, 2015 and is considered restricted.
(9)	Includes an analysis of the value of any unfunded loan commitments.
(10)	The investment was on non-accrual status as of December 31, 2015.
(11)	The investment was on PIK non-accrual status as of December 31, 2015.
(12)	A portion of this investment was sold via a participation agreement (See note 3).
(13)	384.62 Units represents 1.55% ownership of Cornerstone Research & Development Inc.
(14)	3,249.697 shares of Common Stock represents 2.917% ownership of Boostability Holdings, Inc.
(15)	263,814.43 Class A Units represents 0.882% ownership of Stancor, Inc.
(16)	65,809.73 Class B Common Units Represents 65.8% ownership of United Road Towing, Inc.
(17)	33,300 Units represents 18.167% ownership of US Multifamily, LLC.
(18)	The interest rate on these loans is subject to a base rate plus 1 Month London Interbank Offering Rate (“LIBOR”), which at December 31, 2015 was 0.24%. As the interest rate is subject to a minimum LIBOR Floor which was greater than the 1 Month LIBOR rate at December 31, 2015, the prevailing rate in effect at December 31, 2015 was the base rate plus the LIBOR Floor.
(19)	The interest rate on these loans is subject to a base rate plus 3 Month LIBOR, which at December 31, 2015 was 0.41%. As the interest rate is subject to a minimum LIBOR Floor which was greater than the 3 Month LIBOR rate at December 31, 2015, the prevailing rate in effect at December 31, 2015 was the base rate plus the LIBOR Floor.
(20)	The investment earns 0.50% commitment fee on all unused commitment. At December 31, 2015, there was $1,036,422 of unused commitment.
(21)	5,055.56 Units of Common Stock, represents 50.56% of the outstanding equity.
(22)	1,230,769 Units represents 4.17% ownership of Pegasus Solutions, Inc.
(23)	150 Units represents 15.0% of Footprint Holding Company, Inc.
(24)	The investment earns 0.50% commitment fee on all unused commitment. At December 31, 2015, there was $3,047,619 of unused commitment.
(25)	479,283 Common Shares represents 3.8% of the outstanding common shares in Point.360.
(26)	351,713 Units represents 2.8% of the outstanding common shares in Point.360.
(27)	The investment earns 0.50% commitment fee on all unused commitment. At December 31, 2015, there was $535,714 of unused commitment.

See accompanying notes to consolidated financial statements.

Medley Capital Corporation

Consolidated Schedule of Investments
September 30, 2015

Company(1)	Industry	Type of Investment	Maturity	Par Amount(2)	Cost(3)	Fair Value	% of Net Assets(4)
Non-Controlled/Non-Affiliated Investments:
AAR Intermediate Holdings LLC(11)	Energy: Oil & Gas	Senior Secured First Lien Term Loan (LIBOR + 12.00%, 1.00% LIBOR Floor)(18)	3/30/2019	31,966,906	30,302,821	22,503,872	3.6%
		Warrants to purchase 1.80% of outstanding company equity	3/30/2019	—	2,274,480	—	0.0%
				31,966,906	32,577,301	22,503,872
Accupac, Inc.	Containers, Packaging & Glass	Senior Secured Second Lien Term Loan (LIBOR + 10.00% Cash, 1.00% LIBOR Floor)(17)	3/20/2020	35,000,000	35,000,000	34,680,800	5.6%
				35,000,000	35,000,000	34,680,800
AESC Holding Corp, Inc.	Retail	Senior Secured Second Lien Term Loan (LIBOR + 9.00% Cash, 1.00% LIBOR Floor)(17)	5/27/2019	20,000,000	20,000,000	20,149,200	3.3%
				20,000,000	20,000,000	20,149,200
Albertville Quality Foods, Inc.(11)	Beverages & Food	Senior Secured First Lien Term Loan (LIBOR + 9.50% Cash, 1.00% LIBOR Floor, 3.00% LIBOR Cap)(17)	10/31/2018	17,452,830	17,452,830	17,580,585	2.8%
				17,452,830	17,452,830	17,580,585
Access Media Holdings, LLC(7)	Media: Broadcasting & Subscription	Senior Secured First Lien Term Loan (10.00%)	7/22/2020	7,536,913	7,536,913	7,536,913	1.2%
		Preferred Equity (12.00% PIK)	7/22/2020	1,187,417	1,187,417	207,578	0.0%
		16% of Common Equity of Newco	7/22/2020	—	—	—	0.0%
				8,724,330	8,724,330	7,744,491
American Covers, Inc.	Consumer Discretionary	Senior Secured Second Lien Term Loan (LIBOR + 8.50% Cash, 1.00% LIBOR Floor)(18)	3/1/2021	10,000,000	10,000,000	10,000,000	1.6%
				10,000,000	10,000,000	10,000,000
Aurora Flight Sciences Corporation	Aerospace & Defense	Senior Secured Second Lien Term Loan (11.25% Cash, 2.00% PIK)	3/16/2016	16,461,545	16,461,545	16,461,545	2.7%
				16,461,545	16,461,545	16,461,545
Autosplice, Inc.(7)(9)	High Tech Industries	Senior Secured First Lien Term Loan (LIBOR + 11.50% Cash, 1.00% LIBOR Floor)(18)	6/30/2019	14,817,844	14,817,844	14,773,761	2.4%
				14,817,844	14,817,844	14,773,761
Backcountry.com, Inc.	Retail	Senior Secured First Lien Term Loan (LIBOR + 7.25% Cash, 1.00% LIBOR Floor)(18)	6/30/2020	2,583,333	2,583,333	2,583,333	0.4%
				2,583,333	2,583,333	2,583,333
BayDelta Maritime LLC	Transportation: Cargo	Warrants to purchase 10% of the outstanding equity	6/30/2016	—	25,000	460,099	0.1%
				—	25,000	460,099
Be Green Packaging, LLC(7)(9)	Containers, Packaging & Glass	Senior Secured First Lien Term Loan (LIBOR + 10.00%, 1.00% LIBOR Floor)(18)	12/13/2018	5,000,000	5,000,000	4,823,494	0.8%
		Senior Secured First Lien Delayed Draw (LIBOR + 10.00%, 1.00% LIBOR Floor)(18)	12/13/2018	3,416,667	3,416,667	3,294,714	0.5%
		Revolver (LIBOR + 10.00%, 1.00% LIBOR Floor)(18)	12/13/2018	354,167	354,167	327,425	0.1%
		1.13% Partnership Interest in RCAF VI CIV XXIII, L.P.	12/13/2018	—	416,250	230,894	0.0%
				8,770,834	9,187,084	8,676,527

See accompanying notes to consolidated financial statements.

Medley Capital Corporation

Consolidated Schedule of Investments – (continued)
September 30, 2015

Company(1)	Industry	Type of Investment		Maturity	Par Amount(2)	Cost(3)	Fair Value	% of Net Assets(4)
Black Angus Steakhouses, LLC(7)(9)	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loan (LIBOR + 9.00% Cash, 1.00% LIBOR Floor)(17)		4/24/2020	8,111,607	8,111,607	8,111,607	1.3%
		Senior Secured First Lien Delayed Draw (LIBOR + 9.00%, 1.00% LIBOR Floor)		4/24/2020	—	—	—	0.0%
		Revolver (LIBOR + 9.00%, 1.00% LIBOR Floor)		4/24/2020	446,429	446,429	446,429	0.1%
					8,558,036	8,558,036	8,558,036
Brantley Transportation LLC(11)	Energy: Oil & Gas	Senior Secured First Lien Term Loan (12.00%)		8/2/2017	9,000,000	9,100,912	6,332,324	1.0%
					9,000,000	9,100,912	6,332,324
California Products Corporation	Chemicals, Plastics & Rubber	Senior Secured Second Lien Term Loan (13.00%)		5/27/2019	13,750,000	13,750,000	13,837,313	2.2%
					13,750,000	13,750,000	13,837,313
Calloway Laboratories, Inc.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (17.00% PIK)(10)		9/30/2016	38,860,511	29,573,477	—	0.0%
		Warrants to purchase 15.00% of the outstanding equity		9/30/2016	—	68,433	—	0.0%
					38,860,511	29,641,910	—
Capstone Nutrition	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (LIBOR + 11.50% Cash, 1.00% PIK, 1.00% LIBOR Floor)(18)		4/28/2019	20,085,144	20,085,144	20,109,849	3.2%
		384.62 Units of Common Stock	(12)	4/28/2019	—	400,000	731,126	0.1%
					20,085,144	20,485,144	20,840,975
CP OPCO LLC	Services: Consumer	Senior Secured First Lien Term Loan (LIBOR + 6.75% Cash, 1.00% LIBOR Floor)(18)		9/30/2020	17,000,000	17,000,000	17,000,000	2.7%
					17,000,000	17,000,000	17,000,000
ContMid Intermediate Inc.(11)	Automotive	Senior Secured Second Lien Term Loan (LIBOR + 9.00% Cash, 1.00% LIBOR Floor)(17)		10/25/2019	15,000,000	15,000,000	14,811,049	2.4%
					15,000,000	15,000,000	14,811,049
ConvergeOne Holdings Corporation	Telecommunications	Senior Secured Second Lien Term Loan (LIBOR + 8.00% Cash, 1.00% LIBOR Floor)(18)		6/17/2021	12,500,000	12,391,902	12,320,250	2.0%
					12,500,000	12,391,902	12,320,250
Crow Precision Components LLC	Aerospace & Defense	Senior Secured First Lien Term Loan (LIBOR + 8.50% Cash, 1.00% LIBOR Floor)(17)		9/30/2019	14,000,000	14,000,000	13,998,510	2.3%
		250 units of outstanding equity in Wingman Holdings, Inc.		9/30/2019	—	500,000	589,147	0.1%
					14,000,000	14,500,000	14,587,657
DHISCO Electronic Distribution, Inc.(7)(11)	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loan A (LIBOR + 9.00%, 1.50% LIBOR Floor)		11/10/2019	31,238,095	31,238,095	31,479,253	5.1%
		Senior Secured First Lien Term Loan B (10.50% PIK)		2/10/2018	6,278,067	6,278,067	6,301,164	1.0%
		Revolving Credit Facility (LIBOR + 9.00%, 1.50% LIBOR Floor)(23)		5/10/2017	—	—	—	0.0%
		Equity – 1,230,769 Units(21)		2/10/2018	—	1,230,769	2,378,890	0.4%
					37,516,162	38,746,931	40,159,307
DLR Restaurants LLC(11)	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loan (11.00% Cash, 2.50% PIK)		4/18/2018	23,512,686	23,512,686	23,226,501	3.7%
		Unsecured Debt (12.00% Cash, 4.00% PIK)		4/18/2018	276,092	276,092	272,037	0.0%
					23,788,778	23,788,778	23,498,538

See accompanying notes to consolidated financial statements.

Medley Capital Corporation

Consolidated Schedule of Investments – (continued)
September 30, 2015

Company(1)	Industry	Type of Investment	Maturity	Par Amount(2)	Cost(3)	Fair Value	% of Net Assets(4)
DreamFinders Homes LLC(9)	Construction & Building	Senior Secured First Lien Term Loan B (LIBOR + 14.50% Cash)	10/1/2018	14,091,194	13,971,357	14,140,514	2.3%
		5,000 units of outstanding equity	10/1/2018	—	180,000	1,929,761	0.3%
				14,091,194	14,151,357	16,070,275
Dynamic Energy Services International LLC	Energy: Oil & Gas	Senior Secured First Lien Term Loan (LIBOR + 8.50% Cash, 1.00% LIBOR Floor)(17)	3/6/2018	17,575,000	17,575,000	17,042,829	2.7%
				17,575,000	17,575,000	17,042,829
Essex Crane Rental Corp.(11)	Construction & Building	Senior Secured First Lien Term Loan (LIBOR + 12.50% Cash, 1.00% LIBOR Floor)(18)	5/13/2019	20,000,000	20,000,000	19,325,800	3.1%
				20,000,000	20,000,000	19,325,800
FKI Security Group LLC(11)	Capital Equipment	Senior Secured First Lien Term Loan (LIBOR + 8.50% Cash, 1.00% LIBOR Floor)(18)	3/30/2020	14,906,250	14,906,250	14,616,174	2.4%
				14,906,250	14,906,250	14,616,174
Footprint Acquisition LLC	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 8.00% Cash)(17)	2/27/2020	5,250,102	5,250,103	5,151,828	0.8%
		Preferred Equity (8.75% PIK)	2/27/2020	5,151,581	5,151,581	4,652,001	0.8%
		150.0 units of Common Stock(22)	2/27/2020	—	—	—	0.0%
				10,401,683	10,401,684	9,803,829
Freedom Powersports LLC(7)(9)	Automotive	Senior Secured First Lien Term Loan (LIBOR + 11.50% Cash, 1.50% LIBOR Floor)(18)	9/26/2019	10,200,000	10,200,000	10,268,663	1.7%
		Senior Secured First Lien Delayed Draw (LIBOR + 11.50% Cash, 1.50% LIBOR Floor)	9/26/2019	3,000,000	3,000,000	3,032,312	0.5%
				13,200,000	13,200,000	13,300,975
Harrison Gypsum LLC(11)	Metals & Mining	Senior Secured First Lien Term Loan (LIBOR + 8.50% Cash, 0.50% PIK, 1.50% LIBOR Floor)(17)	12/21/2018	56,134,983	56,134,983	55,225,035	8.9%
				56,134,983	56,134,983	55,225,035
Heligear Acquisition Co.	Aerospace & Defense	Senior Secured First Lien Note (10.25% Cash)	10/15/2019	20,000,000	20,000,000	20,523,479	3.3%
				20,000,000	20,000,000	20,523,479
Help/Systems LLC	Services: Business	Senior Secured Second Lien Term Loan (LIBOR + 8.50% Cash, 1.00% LIBOR Floor)(17)	6/28/2020	15,000,000	15,000,000	15,150,000	2.5%
				15,000,000	15,000,000	15,150,000
JD Norman Industries, Inc.	Automotive	Senior Secured First Lien Term Loan (LIBOR + 10.25% Cash)(17)	3/6/2019	22,500,000	22,500,000	22,183,434	3.6%
				22,500,000	22,500,000	22,183,434
Jordan Reses Supply Company LLC	Healthcare & Pharmaceuticals	Senior Secured Second Lien Term Loan (LIBOR + 11.00%, 1.00% LIBOR Floor)	4/24/2020	20,000,000	20,000,000	20,349,811	3.3%
				20,000,000	20,000,000	20,349,811
Lighting Science Group Corporation	Containers, Packaging & Glass	Senior Secured Second Lien Term (LIBOR + 10.00% Cash, 2.00% PIK)(18)	2/19/2019	15,730,619	15,014,318	15,055,776	2.4%
		Warrants to purchase 2.36% of the outstanding equity	2/19/2019	—	955,680	353,080	0.1%
				15,730,619	15,969,998	15,408,856

See accompanying notes to consolidated financial statements.

Medley Capital Corporation

Consolidated Schedule of Investments – (continued)
September 30, 2015

Company(1)	Industry	Type of Investment	Maturity	Par Amount(2)	Cost(3)	Fair Value	% of Net Assets(4)
Lucky Strike Entertainment, L.L.C.	Hotel, Gaming & Leisure	Senior Secured Second Lien Term Loan (LIBOR + 11.00% Cash, 1.00% LIBOR Floor, 2.00% PIK)(18)	12/24/2019	10,254,472	10,254,472	10,163,515	1.6%
				10,254,472	10,254,472	10,163,515
Lydell Jewelry Design Studio LLC(11)	Consumer goods: Non-durable	Senior Secured First Lien Term Loan (LIBOR + 5.50% Cash, 7.50% PIK, 1.50% LIBOR Floor)(17)	9/13/2018	14,436,386	14,195,568	11,888,075	1.9%
		Warrants to purchase 13.3% of the outstanding membership units	9/13/2018	—	—	—	0.0%
				14,436,386	14,195,568	11,888,075
Merchant Cash and Capital LLC(9)	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Delayed Draw (LIBOR + 8.00% Cash, 3.00% LIBOR Floor)(17)	3/4/2016	17,500,000	17,500,000	17,547,775	2.8%
		Senior Secured Second Lien Term Loan (12.00% Cash)	8/19/2016	15,000,000	15,000,000	14,978,850	2.4%
				32,500,000	32,500,000	32,526,625
Meridian Behavioral Health LLC(7)(9)	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan A (LIBOR + 11.50%, 2.50% LIBOR Floor)(18)	11/14/2016	10,289,141	10,122,094	10,289,141	1.7%
		Senior Secured First Lien Term Loan B (LIBOR + 11.50%, 2.50% LIBOR Floor)(18)	11/14/2016	6,600,000	6,600,000	6,600,000	1.1%
		Warrants to purchase 8% of the outstanding equity	11/14/2016	—	536,296	5,431,566	0.9%
				16,889,141	17,258,390	22,320,707
Miratech Intermediate Holdings, Inc.(9)(11)	Automotive	Senior Secured First Lien Term Loan (LIBOR + 9.00% Cash, 1.00% LIBOR Floor, 2% PIK)(17)	5/9/2019	13,756,657	13,756,657	13,580,572	2.2%
				13,756,657	13,756,657	13,580,572
Momentum Telecom, Inc.	Telecommunications	Senior Secured First Lien Term Loan (LIBOR + 8.50% Cash, 1.00% LIBOR Floor)(17)	3/10/2019	9,140,653	9,140,653	9,274,290	1.5%
				9,140,653	9,140,653	9,274,290
Nation Safe Drivers Holdings, Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loan (LIBOR + 8.00% Cash, 2.00% LIBOR Floor)(18)	9/29/2020	35,278,846	35,278,846	35,302,130	5.7%
				35,278,846	35,278,846	35,302,130
Nielsen & Bainbridge LLC	Consumer goods: Durable	Senior Secured Second Lien Term Loan (LIBOR + 9.25% Cash, 1.00% LIBOR Floor)(17)	8/15/2021	25,000,000	25,000,000	24,714,648	4.0%
				25,000,000	25,000,000	24,714,648
Northern Lights MIDCO LLC	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan (LIBOR + 9.50% Cash, 1.50% LIBOR Floor)	11/24/2019	4,523,750	4,523,750	4,570,584	0.7%
				4,523,750	4,523,750	4,570,584
NorthStar Group Services, Inc.	Construction & Building	Unsecured Debt (2.50% Cash, 15.50% PIK)	10/24/2019	23,181,705	23,181,705	23,181,705	3.7%
				23,181,705	23,181,705	23,181,705
Oxford Mining Company, LLC(9)	Metals & Mining	Senior Secured First Lien Term Loan (LIBOR + 8.50% Cash, 3.00% PIK, 0.75% LIBOR Floor)	12/31/2018	20,160,994	20,160,994	19,387,166	3.1%
				20,160,994	20,160,994	19,387,166

See accompanying notes to consolidated financial statements.

Medley Capital Corporation

Consolidated Schedule of Investments – (continued)
September 30, 2015

Company(1)	Industry	Type of Investment		Maturity	Par Amount(2)	Cost(3)	Fair Value	% of Net Assets(4)
The Plastics Group, Inc.	Chemicals, Plastics & Rubber	Senior Secured First Lien Term Loan (11.00% Cash, 2.00% PIK)		2/28/2019	21,427,726	21,427,726	21,083,168	3.4%
					21,427,726	21,427,726	21,083,168
Point.360(7)	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 6.00% Cash)(18)		7/8/2020	320,000	320,000	320,000	0.1%
		Equity – 479,283 Common Shares(24)		7/8/2020	—	129,406	479,283	0.1%
		Warrants to purchase 2.8% of the outstanding common shares(25)		7/8/2020	—	52,757	272,711	0.0%
					320,000	502,163	1,071,994
Prestige Industries LLC	Services: Business	Senior Secured Second Lien Term Loan (18.00% PIK)		11/1/2017	7,932,041	7,879,442	7,280,186	1.2%
		Warrants to purchase 0.63% of the outstanding common units		11/1/2017	—	151,855	—	0.0%
					7,932,041	8,031,297	7,280,186
Prince Mineral Holding Corp.(8)	Metals & Mining	Senior Secured First Lien Note (11.50%)		12/15/2019	6,800,000	6,744,599	5,712,000	0.9%
					6,800,000	6,744,599	5,712,000
RCS Management Corporation & Specialized Medical Services, Inc.(7)	Healthcare & Pharmaceuticals	Senior Secured Second Lien Term Loan (LIBOR + 11.00% Cash, 1.50% LIBOR Floor, 0.50% PIK)(17)		2/29/2016	28,746,290	28,746,290	28,746,290	4.6%
					28,746,290	28,746,290	28,746,290
Red Skye Wireless LLC(7)(9)	Retail	Senior Secured First Lien Term Loan (LIBOR + 9.00% Cash, 1.00% LIBOR Floor)(17)		6/27/2018	20,387,686	20,387,686	20,666,563	3.3%
					20,387,686	20,387,686	20,666,563
Reddy Ice Corporation	Beverages & Food	Senior Secured Second Lien Term Loan (LIBOR + 9.50% Cash, 1.25% LIBOR Floor)(17)		11/1/2019	17,000,000	17,000,000	13,436,761	2.2%
					17,000,000	17,000,000	13,436,761
Response Team Holdings, LLC	Construction & Building	Senior Secured First Lien Term Loan (LIBOR + 8.50% Cash, 1.00% PIK, 2.00% LIBOR Floor)(17)		3/28/2019	25,537,850	25,537,850	25,305,455	4.1%
		Preferred Equity (12.00% PIK)		3/28/2019	5,549,736	5,218,954	5,077,731	0.8%
		Warrants to purchase 6.17% of the outstanding common units		3/28/2019	—	429,012	837,967	0.1%
					31,087,586	31,185,816	31,221,153
Safeworks LLC(11)	Capital Equipment	Unsecured Debt (12.00% Cash)		1/31/2020	15,000,000	15,000,000	15,148,023	2.4%
					15,000,000	15,000,000	15,148,023
Sendero Drilling Company LLC(9)	Energy: Oil & Gas	Senior Secured First Lien Term Loan (LIBOR + 11.00% Cash)(17)		3/18/2019	13,026,628	12,427,454	13,106,872	2.1%
		Warrants to purchase 5.52% of the outstanding common units		3/18/2019	—	793,523	4,353,269	0.7%
					13,026,628	13,220,977	17,460,141
Seotowncenter, Inc.(11)	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 9.00% Cash, 1.00% LIBOR Floor)(18)		9/11/2019	27,500,000	27,500,000	27,428,182	4.4%
		3,249.697 shares of Common Stock	(13)	9/11/2019	—	500,000	1,184,303	0.2%
					27,500,000	28,000,000	28,612,485

See accompanying notes to consolidated financial statements.

Medley Capital Corporation

Consolidated Schedule of Investments – (continued)
September 30, 2015

Company(1)	Industry	Type of Investment	Maturity	Par Amount(2)	Cost(3)	Fair Value	% of Net Assets(4)
Ship Supply Acquisition Corporation(7)	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 8.00% Cash, 1.00% LIBOR Floor)(18)	7/31/2020	8,498,664	8,498,664	8,498,579	1.4%
		Revolver (LIBOR + 8.00% Cash, 1.00% LIBOR Floor)(18)(19)	7/31/2016	414,569	414,569	414,569	0.1%
				8,913,233	8,913,233	8,913,148
Stancor, Inc.	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 8.00% Cash, 0.75% LIBOR Floor)(17)	8/19/2019	7,000,000	7,000,000	6,815,830	1.1%
		263,814.43 Class A Units(14)	8/19/2019	—	263,814	267,114	0.0%
				7,000,000	7,263,814	7,082,944
T. Residential Holdings LLC	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan (12.00%)	3/28/2019	19,500,000	19,500,000	19,500,000	3.1%
				19,500,000	19,500,000	19,500,000
Taylored Freight Services LLC	Services: Business	Senior Secured Second Lien Term Loan (LIBOR + 9.50% Cash, 2.00% PIK, 1.50% LIBOR Floor)(18)	11/1/2017	15,330,548	15,330,548	14,274,887	2.3%
				15,330,548	15,330,548	14,274,887
Tempel Steel Company(8)	Metals & Mining	Senior Secured First Lien Note (12.00%)	8/15/2016	11,000,000	10,952,851	10,145,174	1.7%
				11,000,000	10,952,851	10,145,174
Tenere Acquisition Corp.(7)(9)	Chemicals, Plastics & Rubber	Senior Secured First Lien Term Loan (11.00% Cash, 2.00% PIK)	12/15/2017	11,359,842	11,359,842	11,627,039	1.9%
				11,359,842	11,359,842	11,627,039
Transtelco Inc.	Telecommunications	Senior Secured First Lien Term Loan (LIBOR + 9.00% Cash, 1.50% LIBOR Floor)(17)	11/19/2017	18,864,000	18,864,000	18,924,365	3.1%
				18,864,000	18,864,000	18,924,365
Untangle, Inc.	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 12.00% Cash)(17)	4/18/2019	9,527,500	9,527,500	9,527,690	1.5%
				9,527,500	9,527,500	9,527,690
Velocity Pooling Vehicle LLC	Automotive	Senior Secured Second Lien Term Loan (LIBOR + 7.25% Cash, 1.00% LIBOR Floor)(17)	5/14/2022	24,000,000	21,008,149	19,832,766	3.2%
				24,000,000	21,008,149	19,832,766
Watermill-QMC Midco, Inc.	Automotive	Senior Secured First Lien Term Loan (13.00% Cash)	6/30/2020	15,409,609	15,409,609	15,409,609	2.5%
		1.3% Partnership Interest in Watermill-QMC Midco Inc.(6)	6/30/2020	—	295,362	295,362	0.0%
				15,409,609	15,704,971	15,704,971
Wheels Up Partners LLC(11)	Aerospace & Defense	Senior Secured First Lien Delayed Draw (LIBOR + 8.55% Cash, 1.00% LIBOR Floor)(18)	10/15/2021	18,230,736	18,230,736	18,311,863	3.1%
				18,230,736	18,230,736	18,311,863
Window Products, Inc.	Construction & Building	Senior Secured Second Lien Term Loan (LIBOR + 10.75% Cash, 1.00% LIBOR Floor)(18)	12/27/2019	14,000,000	14,000,000	14,140,000	2.3%
				14,000,000	14,000,000	14,140,000
Subtotal Non-Controlled/Non-Affiliated Investments				$1,213,639,618	$1,206,547,508	$1,156,759,365

See accompanying notes to consolidated financial statements.

Medley Capital Corporation

Consolidated Schedule of Investments – (continued)
September 30, 2015

Company(1)	Industry	Type of Investment	Maturity	Par Amount(2)	Cost(3)	Fair Value	% of Net Assets(4)
Control Investments:(5)
MCC Senior Loan Strategy JV I LLC	Multisector Holdings	Equity – 87.5% ownership of MCC Senior Loan Strategy JV I LLC		—	14,437,500	14,215,834	2.3%
				—	14,437,500	14,215,834
OmniVere LLC	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 12.00% Cash, 1.00% PIK)(18)	5/5/2019	17,805,885	17,406,591	17,805,885	2.9%
		Unsecured Debt (8.00% PIK)(10)	7/24/2025	12,971,722	12,482,834	7,059,693	1.1%
		Warrants to purchase outstanding equity(20)	5/5/2019	—	872,698	—	0.0%
				30,777,607	30,762,123	24,865,578
United Road Towing Inc.	Services: Business	Senior Secured Second Lien Term Loan (LIBOR + 9.00% Cash)(18)	2/21/2020	17,000,000	17,000,000	16,489,975	2.7%
		Preferred Equity Class C (8.00% PIK)(10)	2/21/2020	18,802,789	17,466,375	17,747,200	2.9%
		Preferred Equity Class C-1 (8.00% PIK)(10)	2/21/2020	1,326,945	1,326,946	27,028	0.0%
		Preferred Equity Class A-2 (8.00% PIK)(10)	2/21/2020	4,996,578	4,664,855	690,695	0.1%
		65,809.73 Class B Common Units(15)	2/21/2020	—	1,098,096	161,892	0.0%
				42,126,312	41,556,272	35,116,790
Subtotal Control Investments				$42,126,312	$55,993,772	$49,332,624
Affiliated Investments:
US Multifamily, LLC	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan (10.00% Cash)	9/10/2019	6,670,000	6,670,000	6,670,000	1.1%
		Preferred Equity – 33,300 Units(16)	9/10/2019	—	3,330,000	3,330,000	0.5%
				6,670,000	10,000,000	10,000,000
Subtotal Affiliated Investments				$6,670,000	$10,000,000	$10,000,000
Total Investments, September 30, 2015				$1,262,435,930	$1,272,541,280	$1,216,091,989	196.2%

(1)	All of our investments are domiciled in the United States. Certain investments also have international operations.
(2)	Par amount includes accumulated PIK interest and is net of repayments.
(3)	Gross unrealized appreciation, gross unrealized depreciation, and net depreciation for federal income tax purposes totaled $32.9 million, $71.4 million and $38.5 million, respectively. The tax cost of investments is $1,253.0 million.
(4)	Percentage is based on net assets of $619,920,384 as of September 30, 2015.
(5)	Control Investments are defined by the Investment Company Act of 1940 (“1940 Act”) as investments in companies in which the Company owns more than 25% of the voting securities or maintains greater than 50% of the board representation.
(6)	12,711 Units represents 1.3% of partnership interest in Watermill-QMC Partners, LP.
(7)	The investment has an unfunded commitment as of September 30, 2015 (See note 8).
(8)	Securities are exempt from registration under Rule 144a of the Securities Act of 1933. These securities represent a fair value of $15.9 million and 2.6% of net assets as of September 30, 2015 and are considered restricted.
(9)	Includes an analysis of the value of any unfunded loan commitments.
(10)	The investment was on non-accrual status as of September 30, 2015.

See accompanying notes to consolidated financial statements.

Medley Capital Corporation

Consolidated Schedule of Investments – (continued)
September 30, 2015

(11)	A portion of this investment was sold via a participation agreement (See note 3).
(12)	384.62 Units represents 1.55% ownership of Cornerstone Research & Development Inc.
(13)	3,249.697 shares of Common Stock represents 2.917% ownership of Boostability Holdings, Inc.
(14)	263,814.43 Class A Units represents 0.882% ownership of Stancor, Inc.
(15)	65,809.73 Class B Common Units Represents 65.8% ownership of United Road Towing, Inc.
(16)	33,300 Units represents 18.167% ownership of US Multifamily, LLC.
(17)	The interest rate on these loans is subject to a base rate plus 1 Month London Interbank Offering Rate (“LIBOR”), which at September 30, 2015 was 0.20%. As the interest rate is subject to a minimum LIBOR Floor which was greater than the 1 Month LIBOR rate at September 30, 2015, the prevailing rate in effect at September 30, 2015 was the base rate plus the LIBOR Floor.
(18)	The interest rate on these loans is subject to a base rate plus 3 Month LIBOR, which at September 30, 2015 was 0.33%. As the interest rate is subject to a minimum LIBOR Floor which was greater than the 3 Month LIBOR rate at September 30, 2015, the prevailing rate in effect at September 30, 2015 was the base rate plus the LIBOR Floor.
(19)	The investment earns 0.50% commitment fee on all unused commitment. At September 30, 2015, there was $621,853.46 of unused commitment.
(20)	5,055.56 Units of Common Stock, represents 50.56% of the outstanding equity
(21)	1,230,769 Units represents 4.17% ownership of Pegasus Solutions, Inc.
(22)	150 Units represents 15.0% of Footprint Holding Company, Inc.
(23)	The investment earns 0.50% commitment fee on all unused commitment. At September 30, 2015, there was $3,047,619.05 of unused commitment.
(24)	479,283 Common Shares represents 3.8% of the outstanding common shares in Point.360.
(25)	351,713 Units represents 2.8% of the outstanding common shares in Point.360.

See accompanying notes to consolidated financial statements.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2015
(Unaudited)

Note 1. Organization

Medley Capital Corporation (the “Company”, “we” and “us”) is a non-diversified closed end management investment company incorporated in Delaware that has elected to be treated and is regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We completed our initial public offering (“IPO”) and commenced operations on January 20, 2011. The Company has elected and qualified to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). We are externally managed and advised by MCC Advisors LLC (“MCC Advisors”), a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), pursuant to an investment management agreement. MCC Advisors is a majority owned subsidiary of Medley LLC, which is controlled by Medley Management Inc., a publicly traded asset management firm, which in turn is controlled by Medley Group LLC, an entity wholly-owned by the senior professionals of Medley LLC. We use the term “Medley” to refer collectively to the activities and operations of Medley Capital LLC, Medley LLC, Medley Management Inc., Medley Group LLC, MCC Advisors, associated investment funds and their respective affiliates.

Medley Capital BDC LLC (the “LLC”), a Delaware limited liability company, was formed on April 23, 2010. On January 18, 2011, the LLC, in accordance with Delaware law, converted into Medley Capital Corporation, a Delaware corporation, and on January 20, 2011, the Company filed an election to be regulated as a BDC under the 1940 Act.

On January 20, 2011, the Company consummated its IPO, sold 11,111,112 shares of common stock at $12.00 per share and commenced its operations and investment activities. On February 24, 2011, an additional 450,000 shares of common stock were issued at a price of $12.00 per share pursuant to the partial exercise of the underwriters’ option to purchase additional shares. Net of underwriting fees and offering costs, the Company received total cash proceeds of approximately $129.6 million.

On January 20, 2011, the Company’s shares began trading on the New York Stock Exchange (“NYSE”) under the symbol “MCC”.

Prior to the consummation of our IPO, Medley Opportunity Fund LP (“MOF LP”), a Delaware limited partnership, and Medley Opportunity Fund, Ltd. (“MOF LTD”), a Cayman Islands exempted limited liability company, which are managed by an affiliate of MCC Advisors, transferred all of their respective interests in six loan participations in secured loans to middle market companies with a combined fair value, plus payment-in-kind interest and accrued interest thereon, of approximately $84.95 million (the “Loan Assets”) to MOF I BDC LLC (“MOF I BDC”), a Delaware limited liability company, in exchange for membership interests in MOF I BDC. As a result, MOF LTD owned approximately 90% of the outstanding MOF I BDC membership interests and MOF LP owned approximately 10% of the outstanding MOF I BDC membership interests.

On January 18, 2011, each of MOF LTD and MOF LP contributed their respective MOF I BDC membership interests to the LLC in exchange for LLC membership interests. As a result, MOF I BDC became a wholly-owned subsidiary of the LLC. As a result of the LLC’s conversion noted above, MOF LTD and MOF LP’s LLC membership interests were exchanged for 5,759,356 shares of the Company’s common stock at $14.75 per share. On February 23, 2012, MOF LTD and MOF LP collectively sold 4,406,301 shares of common stock in an underwritten public offering. See Note 7 for further information.

On March 26, 2013, our wholly-owned subsidiary, Medley SBIC LP (“SBIC LP”), a Delaware limited partnership which we own directly and through our wholly-owned subsidiary, Medley SBIC GP LLC, received a license from Small Business Administration (“SBA”) to operate as a Small Business Investment Company (“SBIC”) under Section 301(c) of the Small Business Investment Company Act of 1958.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2015
(Unaudited)

Note 1. Organization  – (continued)

The Company has formed and expects to continue to form certain taxable subsidiaries (the “Taxable Subsidiaries”), which are taxed as corporations for federal income tax purposes. These Taxable Subsidiaries allow us to hold equity securities of portfolio companies organized as pass-through entities while continuing to satisfy the requirements of a RIC under the Code.

The Company’s investment objective is to generate current income and capital appreciation by lending to privately-held middle market companies, primarily through directly originated transactions, to help these companies fund acquisitions, growth or refinancing. The portfolio generally consists of senior secured first lien loans and senior secured second lien loans. In many of our investments, we will receive warrants or other equity participation features which we believe will increase the total investment returns.

Note 2. Significant Accounting Policies

Basis of Presentation

The Company follows the accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification 946 (“ASC 946”). The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles (“GAAP”) and include the accounts of the Company and its wholly-owned subsidiary SBIC LP and its Taxable Subsidiaries. All references made to the “Company,” “we,” and “us” herein include Medley Capital Corporation and its consolidated subsidiaries, except as stated otherwise. Additionally, the accompanying consolidated financial statements of the Company and related financial information have been prepared pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X of the Securities Act of 1933. In the opinion of management, the consolidated financial statements reflect all adjustments and reclassifications that are necessary for the fair presentation of financial results as of and for the periods presented. All intercompany balances and transactions have been eliminated.

Cash and Cash Equivalents

The Company considers cash equivalents to be highly liquid investments with original maturities of three months or less. Cash and cash equivalents include deposits in a money market account. The Company deposits its cash in a financial institution and, at times, such balance may be in excess of the Federal Deposit Insurance Corporation insurance limits.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Organizational Expenses

Organizational expenses consist principally of legal and accounting fees incurred in connection with the organization of the Company and have been expensed as incurred.

Offerings

On February 5, 2014, the Company completed a public offering of 6,000,000 shares of our common stock at a public offering price of $14.00 per share, raising approximately $81.1 million in net proceeds.

On April 28, 2014, the Company completed a public offering of 6,000,000 shares of our common stock at a public offering price of $13.25 per share, raising approximately $76.9 million in net proceeds.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2015
(Unaudited)

Note 2. Significant Accounting Policies  – (continued)

On August 1, 2014, the Company entered into an “At-The-Market” (“ATM”) equity distribution agreement with Goldman, Sachs & Co., Barclays Capital Inc., Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, Keefe, Bruyette & Woods, Inc., BB&T Capital Markets, a division of BB&T Securities, LLC, Janney Montgomery Scott LLC, Ladenburg Thalmann & Co. Inc., MLV & Co. LLC, Maxim Group LLC, National Securities Corporation and Gilford Securities Incorporated, through which the Company could sell shares of its common stock having an aggregate offering price of up to $100.0 million. During the period from August 5, 2014 to September 30, 2014, the Company sold 671,278 shares of its common stock at an average price of $12.87 per share, and raised $8.7 million in net proceeds, under the ATM program.

On August 26, 2014, the Company completed a public offering of 5,000,000 shares of our common stock and an additional 750,000 shares of our common stock pursuant to the underwriters’ partial exercise of the over-allotment option at a public offering price of $13.02 per share, raising approximately $72.8 million in net proceeds.

Deferred Offering Costs

Deferred offering costs consist of fees and expenses incurred in connection with the public offering and sale of the Company’s common stock, including legal, accounting, printing fees and other related expenses, as well as costs incurred in connection with the filing of a shelf registration statement.

Deferred Financing Costs

Financing costs, incurred in connection with our credit facilities, unsecured notes and SBA debentures (see Note 5) are deferred and amortized over the life of the respective facility or instrument.

Indemnification

In the normal course of business, the Company enters into contractual agreements that provide general indemnifications against losses, costs, claims and liabilities arising from the performance of individual obligations under such agreements. The Company has had no prior claims or payments pursuant to such agreements. The Company’s individual maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred. However, based on management’s experience, the Company expects the risk of loss to be remote.

Revenue Recognition

Interest income, adjusted for amortization of premiums and accretion of discounts, is recorded on an accrual basis. Dividend income, which represents dividends from equity investments and distributions from Taxable Subsidiaries, are recorded on ex-dividend date and when distribution is received, respectively.

Origination/closing, amendment and transaction break-up fees associated with investments in portfolio companies are recognized as income when we become entitled to such fees. Fee income for the three months ended December 31, 2015 and 2014 was approximately $3.0 million, and $4.1 million, respectively (see Note 9).

Prepayment penalties received by the Company for debt instruments paid back to the Company prior to the maturity date are recorded as income upon repayment of debt.

Administrative agent fees received by the Company are capitalized as deferred revenue and recorded as other fee income when the services are rendered.

The Company holds debt investments in its portfolio that contain a payment-in-kind (“PIK”) interest provision. The PIK interest, which represents contractually deferred interest added to the investment balance that is generally due at maturity, is recorded on the accrual basis to the extent such amounts are expected to

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2015
(Unaudited)

Note 2. Significant Accounting Policies  – (continued)

be collected. PIK interest is not accrued if the Company does not expect the issuer to be able to pay all principal and interest when due. For the three months ended December 31, 2015 and 2014, the Company earned approximately $2.2 million and $2.5 million in PIK, net of reserves respectively.

Investment transactions are accounted for on a trade-date basis. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the amortized cost basis of investment, without regard to unrealized gains or losses previously recognized. The Company reports changes in fair value of investments as a component of the net change in unrealized appreciation (depreciation) on investments in the consolidated statements of operations.

Management reviews all loans that become 90 days or more past due on principal or interest or when there is reasonable doubt that principal or interest will be collected for possible placement on management’s designation of non-accrual status. Interest Receivable is analyzed regularly and may be reserved against when deemed uncollectible. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current, although we may make exceptions to this general rule if the loan has sufficient collateral value and is in the process of collection. At December 31, 2015, seven investments were on non-accrual status with a combined fair value of approximately $46.6 million, or 4.2% of the fair value of our portfolio. At September 30, 2015, three investments were on non-accrual status with a combined fair value of approximately $25.5 million, or 2.1% of the fair value of our portfolio.

Investment Classification

The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, we would be deemed to “control” a portfolio company if we owned more than 25% of its outstanding voting securities and/or had the power to exercise control over the management or policies of such portfolio company. We refer to such investments in portfolio companies that we “control” as “Control Investments.” Under the 1940 Act, we would be deemed to be an “Affiliated Person” of a portfolio company if we own between 5% and 25% of the portfolio company’s outstanding voting securities or we are under common control with such portfolio company. We refer to such investments in Affiliated Persons as “Affiliated Investments.”

Valuation of Investments

The Company applies fair value accounting to all of its financial instruments in accordance with the 1940 Act and ASC Topic 820 — Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements. In accordance with ASC 820, the Company has categorized its financial instruments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy as discussed in Note 4. Fair value is a market-based measure considered from the perspective of the market participant who holds the financial instrument rather than an entity specific measure. Therefore, when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that management believes market participants would use in pricing the financial instrument at the measurement date.

Investments for which market quotations are readily available are valued at such market quotations, which are generally obtained from an independent pricing service or multiple broker-dealers or market makers. We weight the use of third-party broker quotations, if any, in determining fair value based on our understanding of the level of actual transactions used by the broker to develop the quote and whether the quote was an indicative price or binding offer. However, debt investments with remaining maturities within 60 days that are not credit impaired are valued at cost plus accreted discount, or minus amortized premium, which approximates fair value. Investments for which market quotations are not readily available are valued at fair

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2015
(Unaudited)

Note 2. Significant Accounting Policies  – (continued)

value as determined by the Company’s board of directors based upon input from management and third party valuation firms. Because these investments are illiquid and because there may not be any directly comparable companies whose financial instruments have observable market values, these loans are valued using a fundamental valuation methodology, consistent with traditional asset pricing standards, that is objective and consistently applied across all loans and through time.

Investments in investment funds are valued at fair value. Fair values are generally determined utilizing the net asset value (“NAV”) supplied by, or on behalf of, management of each investment fund, which is net of management and incentive fees or allocations charged by the investment fund and is in accordance with the “practical expedient”, as defined by the Accounting Standards Update (“ASU”) 2009-12, Investments in Certain Entities that Calculate Net Asset Value per Share. NAVs received by, or on behalf of, management of each investment fund are based on the fair value of the investment funds’ underlying investments in accordance with policies established by management of each investment fund, as described in each of their financial statements and offering memorandum.

The methodologies utilized by the Company in estimating its fair value of its investments categorized as Level 3 generally fall into the following two categories:

•	The “Market Approach” uses prices and other relevant information generated by market transactions involving identical or comparable (that is, similar) assets, liabilities, or a group of assets and liabilities, such as a business.
•	The “Income Approach” converts future amounts (for example, cash flows or income and expenses) to a single current (that is, discounted) amount. When the income approach is used, the fair value measurement reflects current market expectations about those future amounts.

The Company uses third-party valuation firms to assist the board of directors in the valuation of its portfolio investments. The valuation reports generated by the third-party valuation firms consider the evaluation of financing and sale transactions with third parties, expected cash flows and market based information, including comparable transactions, performance multiples, and movement in yields of debt instruments, among other factors. Based on market data obtained from the third-party valuation firms, the Company uses a market yield analysis under the Income Approach or an enterprise model of valuation under the Market Approach, or a combination thereof. In applying the market yield analysis, the value of the Company’s loans is determined based upon inputs such as the coupon rate, current market yield, interest rate spreads of similar securities, the stated value of the loan, and the length to maturity. In applying the enterprise model, the Company uses a waterfall analysis, which takes into account the specific capital structure of the borrower and the related seniority of the instruments within the borrower’s capital structure into consideration. To estimate the enterprise value of the portfolio company, we weigh some or all of the traditional market valuation methods and factors based on the individual circumstances of the portfolio company in order to estimate the enterprise value.

The methodologies and information that the Company utilizes when applying the Market Approach for performing investments includes, among other things:

•	valuations of comparable public companies “(Guideline Comparable Approach)”,
•	recent sales of private and public comparable companies “(Guideline Comparable Approach)”,
•	recent acquisition prices of the company, debt securities or equity securities “(Acquisition Price Approach)”,
•	external valuations of the portfolio company, offers from third parties to buy the company “(Estimated Sales Proceeds Approach)”,

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2015
(Unaudited)

Note 2. Significant Accounting Policies  – (continued)

•	subsequent sales made by the company of its investments “(Expected Sales Proceeds Approach)”; and
•	estimating the value to potential buyers.

The methodologies and information that the Company utilizes when applying the Income Approach for performing investments includes:

•	discounting the forecasted cash flows of the portfolio company or securities (Discounted Cash Flow (“DCF”) Approach); and
•	Black-Scholes model or simulation models or a combination thereof (Income Approach — Option Model) with respect to the valuation of warrants.

For non-performing investments, we may estimate the liquidation or collateral value of the portfolio company’s assets and liabilities using an expected recovery model (Market Approach — Expected Recovery Analysis or Estimated Liquidation Proceeds).

We undertake a multi-step valuation process each quarter when valuing investments for which market quotations are not readily available, as described below:

•	our quarterly valuation process begins with each portfolio investment being initially valued by the investment professionals responsible for monitoring the portfolio investment;
•	preliminary valuation conclusions are then documented and discussed with senior management; and
•	an independent valuation firm engaged by our board of directors reviews approximately one third of these preliminary valuations each quarter on a rotating quarterly basis on non-fiscal year-end quarters, such that each of these investments will be valued by independent valuation firms at least twice per annum when combined with the fiscal year-end review of all the investments by independent valuation firms.

In addition, all of our investments are subject to the following valuation process:

•	the audit committee of our board of directors reviews the preliminary valuations of the investment professionals, senior management and independent valuation firms; and
•	our board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of MCC Advisors, the respective independent valuation firms and the audit committee.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

Fair Value of Financial Instruments

The carrying amounts of certain of our financial instruments, including cash and cash equivalents, accounts payable and accrued expenses, approximate fair value due to their short-term nature. The carrying amounts and fair values of our long-term obligations are discussed in Note 5.

Recent Accounting Pronouncements

In May 2015, the FASB issued ASU 2015-07 Fair Value Measurements: Disclosures for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent). The pronouncement removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2015
(Unaudited)

Note 2. Significant Accounting Policies  – (continued)

using NAV per share practical expedient. The pronouncement also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. Rather, those disclosures are limited to the investments for which the entity has not elected to measure the fair value using that practical expedient. The Company has elected to early adopt the pronouncement for the current reporting period, which is permitted; therefore the Company excluded all investments in affiliated entities fair valued using the practical expedient from the fair value hierarchy.

In April 2015, the FASB issued ASU 2015-03, Interest — Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs. ASU 2015-03 requires that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. For public business entities, the guidance is effective for annual and interim periods beginning after December 15, 2015. We are currently evaluating the impact of ASU 2015-03 and its impact on our consolidated financial statements.

Federal Income Taxes

The Company has elected to be treated as a RIC under subchapter M of the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC, among other things, the Company is required to meet certain source of income and asset diversification requirements and timely distribute to its stockholders at least 90% of the sum of investment company taxable income (“ICTI”) including PIK, as defined by the Code, and net tax exempt interest income (which is the excess of our gross tax exempt interest income over certain disallowed deductions) for each taxable year in order to be eligible for tax treatment under subchapter M of the Code. Depending on the level of ICTI earned in a tax year, the Company may choose to carry forward ICTI in excess of current year dividend distributions into the next tax year. Any such carryover ICTI must be distributed before the end of that next tax year through a dividend declared prior to filing the final tax return related to the year which generated such ICTI.

The Company is subject to a nondeductible U.S. federal excise tax of 4% on undistributed income if it does not distribute at least 98% of its ordinary income in any calendar year and 98.2% of its capital gain net income for each one-year period ending on October 31 of such calendar year. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions for excise tax purposes, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. There is no provision for federal excise tax for 2015 accrued at December 31, 2015.

The Company’s Taxable Subsidiaries accrue income taxes payable based on the applicable corporate rates on the unrealized gains generated by the investments held by the Taxable Subsidiaries. As of December 31, 2015 and September 30, 2015, the Company recorded a deferred tax liability of $2.0 million and $1.8 million, respectively, on the consolidated statements of assets and liabilities. The change in provision for deferred taxes is included as a component of net gain/(loss) on investments in the consolidated statements of operations. For the three months ended December 31, 2015 and 2014, the change in provision for deferred taxes were $(0.2) million and $0.2 million, respectively.

ICTI generally differs from net investment income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. The Company may be required to recognize ICTI in certain circumstances in which it does not receive cash. For example, if the Company holds debt obligations that are treated under applicable tax rules as having original issue discount, the Company must include in ICTI each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Company in the same taxable year. The Company may also have to include in ICTI other amounts that it has not yet received in cash, such as 1) PIK interest income and 2) interest income from investments that have been classified as non-accrual for

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2015
(Unaudited)

Note 2. Significant Accounting Policies  – (continued)

financial reporting purposes. Interest income on non-accrual investments is not recognized for financial reporting purposes, but generally is recognized in ICTI. Because any original issue discount or other amounts accrued will be included in the Company’s ICTI for the year of accrual, the Company may be required to make a distribution to its stockholders in order to satisfy the minimum distribution requirements, even though the Company will not have received and may not ever receive any corresponding cash amount. ICTI also excludes net unrealized appreciation or depreciation, as investment gains or losses are not included in taxable income until they are realized.

The Company accounts for income taxes in conformity with ASC Topic 740 — Income Taxes (“ASC 740”). ASC 740 provides guidelines for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet a “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current period. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the consolidated statement of operations. There were no material uncertain income tax positions at December 31, 2015. Although we file federal and state tax returns, our major tax jurisdiction is federal. The Company’s inception-to-date federal tax years remain subject to examination by the Internal Revenue Service.

Segments

The Company invests in various industries. The Company separately evaluates the performance of each of its investment relationships. However, because each of these investment relationships has similar business and economic characteristics, they have been aggregated into a single investment segment. All applicable segment disclosures are included in or can be derived from the Company’s financial statements. See Note 3 for further information.

Company Investment Risk, Concentration of Credit Risk, and Liquidity Risk

MCC Advisors has broad discretion in making investments for the Company. Investments will generally consist of debt instruments that may be affected by business, financial market or legal uncertainties. Prices of investments may be volatile, and a variety of factors that are inherently difficult to predict, such as domestic or international economic and political developments, may significantly affect the results of the Company’s activities and the value of its investments. In addition, the value of the Company’s portfolio may fluctuate as the general level of interest rates fluctuate.

The value of the Company’s investments in loans may be detrimentally affected to the extent, among other things, that a borrower defaults on its obligations, there is insufficient collateral and/or there are extensive legal and other costs incurred in collecting on a defaulted loan, observable secondary or primary market yields for similar instruments issued by comparable companies increase materially or risk premiums required in the market between smaller companies, such as our borrowers, and those for which market yields are observable increase materially. MCC Advisors may attempt to minimize this risk by maintaining low loan-to-liquidation values with each loan and the collateral underlying the loan.

The Company’s assets may, at any time, include securities and other financial instruments or obligations that are illiquid or thinly traded, making purchase or sale of such securities and financial instruments at desired prices or in desired quantities difficult. Furthermore, the sale of any such investments may be possible only at substantial discounts, and it may be extremely difficult to value any such investments accurately.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2015
(Unaudited)

Note 3. Investments

The composition of our investments as of December 31, 2015 as a percentage of our total portfolio, at amortized cost and fair value were as follows (dollars in thousands):

	Amortized Cost	Percentage	Fair Value	Percentage
Senior Secured First Lien Term Loans	$723,570	58.7%	$640,696	57.4%
Senior Secured Second Lien Term Loans	356,609	28.9	344,582	30.9
Senior Secured First Lien Notes	26,747	2.2	25,252	2.3
Unsecured Debt	51,416	4.2	44,011	3.9
MCC Senior Loan Strategy JV I LLC	23,188	1.9	22,989	2.1
Equity/Warrants	50,067	4.1	37,594	3.4
Total	$1,231,597	100.0%	$1,115,124	100.0%

The composition of our investments as of September 30, 2015 as a percentage of our total portfolio, at amortized cost and fair value were as follows (dollars in thousands):

	Amortized Cost	Percentage	Fair Value	Percentage
Senior Secured First Lien Term Loans	$740,831	58.2%	$695,970	57.2%
Senior Secured Second Lien Term Loans	379,115	29.8	372,176	30.6
Senior Secured First Lien Notes	37,697	3.0	36,380	3.0
Unsecured Debt	50,941	4.0	45,661	3.7
MCC Senior Loan Strategy JV I LLC	14,437	1.1	14,216	1.2
Equity/Warrants	49,520	3.9	51,689	4.3
Total	$1,272,541	100.0%	$1,216,092	100.0%

In connection with certain of the Company’s investments, the Company receives warrants which are obtained for the objective of increasing the total investment returns and are not held for hedging purposes. At December 31, 2015 and September 30 2015, the total fair value of warrants was $7.6 million and $11.9 million, respectively, and were included in investments at fair value on the consolidated statement of assets and liabilities.

Total unrealized losses related to warrants for the three months ended December 31, 2015 and 2014 were $3.4 million and $3.0 million, respectively and were recorded on the consolidated statement of operations in those accounts. The warrants are received in connection with individual investments and are not subject to master netting arrangements. During the three months ended December 31, 2015, the Company did not acquire any warrant positions.

The following table shows the portfolio composition by industry grouping at fair value at December 31, 2015 (dollars in thousands):

	Fair Value	Percentage
Construction & Building	$142,846	12.8%
Services: Business	135,127	12.1
Automotive	105,329	9.5
Banking, Finance, Insurance & Real Estate	100,868	9.1
Healthcare & Pharmaceuticals	84,778	7.6
Hotel, Gaming & Leisure	82,222	7.4
Aerospace & Defense	69,247	6.2
Energy: Oil & Gas	57,325	5.1
Containers, Packaging & Glass	54,657	4.9

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2015
(Unaudited)

Note 3. Investments  – (continued)

	Fair Value	Percentage
Telecommunications	40,039	3.6
Chemicals, Plastics & Rubber	32,343	2.9
Beverages & Food	30,579	2.7
Capital Equipment	29,452	2.6
Consumer goods: Durable	24,214	2.2
Multisector Holdings	22,989	2.1
Retail	22,571	2.0
Metals & Mining	19,383	1.7
Services: Consumer	17,000	1.5
High Tech Industries	14,469	1.3
Consumer Discretionary	10,000	0.9
Media: Broadcasting & Subscription	8,211	0.7
Consumer goods: Non-durable	5,890	0.5
Wholesale	4,973	0.5
Transportation: Cargo	612	0.1
Total	$1,115,124	100.0%

The following table shows the portfolio composition by industry grouping at fair value at September 30, 2015 (dollars in thousands):

	Fair Value	Percentage
Services: Business	$161,700	13.3%
Construction & Building	103,939	8.6
Banking, Finance, Insurance & Real Estate	101,899	8.4
Automotive	99,414	8.2
Healthcare & Pharmaceuticals	92,258	7.6
Metals & Mining	90,469	7.4
Hotel, Gaming & Leisure	73,821	6.1
Aerospace & Defense	69,885	5.7
Energy: Oil & Gas	63,339	5.2
Containers, Packaging & Glass	58,766	4.8
Chemicals, Plastics & Rubber	46,548	3.8
Retail	43,399	3.6
Telecommunications	40,519	3.3
Beverages & Food	39,575	3.3
Capital Equipment	29,764	2.4
Consumer goods: Durable	24,715	2.0
Services: Consumer	17,000	1.4
High Tech Industries	14,774	1.2
Multisector Holdings	14,216	1.2
Consumer goods: Non-durable	11,888	1.0
Consumer Discretionary	10,000	0.8
Media: Broadcasting & Subscription	7,744	0.6
Transportation: Cargo	460	0.1
Total	$1,216,092	100.0%

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2015
(Unaudited)

Note 3. Investments  – (continued)

The Company invests in portfolio companies principally located in North America. The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio company’s business.

The following table shows the portfolio composition by geographic location at fair value at December 31, 2015 (dollars in thousands):

	Fair Value	Percentage
Midwest	$299,727	26.9%
Southwest	252,585	22.7
Southeast	190,892	17.1
West	184,302	16.5
Northeast	113,799	10.2
Mid-Atlantic	73,819	6.6
Total	$1,115,124	100.0%

The following table shows the portfolio composition by geographic location at fair value at September 30, 2015 (dollars in thousands):

	Fair Value	Percentage
Midwest	$387,086	31.8%
Southwest	254,265	20.9
West	192,906	15.9
Southeast	177,269	14.6
Northeast	126,756	10.4
Mid-Atlantic	77,810	6.4
Total	$1,216,092	100.0%

Transactions With Affiliated Companies

During the three months ended December 31, 2015 and 2014, the Company had investments in portfolio companies designated as controlled investments and affiliates under the 1940 Act. Transactions with control investments and affiliates were as follows:

Name of Investment	Fair Value at September 30, 2015	Purchases (Sales) of/Advances to Affiliates	Transfers In/(Out) of Affiliates	Fair Value at December 31, 2015	Income Earned	Unrealized Gain/(Loss)	Realized Gain/(Loss)
Controlled Investments
Capstone Nutrition	$—	$4,329,897	$20,840,975	$18,453,257	$783,359	$(7,239,419)	$—
MCC Senior Loan Strategy JV I LLC(1)	14,215,834	8,750,000	—	22,988,940	—	23,106	—
OmniVere LLC	24,865,578	833,333	—	24,382,212	655,456	(1,971,448)	—
United Road Towing, Inc.	35,116,790	—	—	26,740,909	412,766	(8,779,789)	—
Total Controlled Investments	$74,198,202	$13,913,230	$20,840,975	$92,565,318	$1,851,581	$(17,967,550)	$—
Non-Controlled Affiliates
US Multifamily, LLC	$10,000,000	$—	$—	$10,000,000	$166,750	$—	$—
Total Non-Controlled Affiliates	$10,000,000	$—	$—	$10,000,000	$166,750	$—	$—

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2015
(Unaudited)

Note 3. Investments  – (continued)

(1)	The Company and Great American Life Insurance Company (“GALIC”) are the members of MCC Senior Loan Strategy JV I LLC (“MCC JV”), a joint venture formed as a Delaware limited liability company that is not consolidated by either member for financial reporting purposes. The members of MCC JV make capital contributions as investments by MCC JV are completed, and all portfolio and other material decisions regarding MCC JV must be submitted to MCC JV’s board of managers, which is comprised of an equal number of members appointed by each of the Company and GALIC. Approval of MCC JV’s board of managers requires the unanimous approval of a quorum of the board of managers, with a quorum consisting of equal representation of members appointed by each of the Company and GALIC. Because management of MCC JV is shared equally between the Company and GALIC, the Company does not have operational control over the MCC JV for purposes of the 1940 Act or otherwise.

Name of Investment	Fair Value at September 30, 2014	Purchases (Sales) of/Advances to Affiliates	Transfers In/(Out) of Affiliates	Fair Value at December 31, 2014	Income Earned	Unrealized Gain/(Loss)(1)	Realized Gain/(Loss)(1)
Controlled Investments
United Road Towing, Inc.	$38,244,386	$—	$—	$38,244,294	$885,356	$(4,783,914)	$—
Total Controlled Investments	$38,244,386	$—	$—	$38,244,294	$885,356	$(4,783,914)	$—
Non-Controlled Affiliates
US Multifamily, LLC	$10,000,000	$—	$—	$10,000,000	$166,750	$—	$—
Cymax Stores, Inc.	11,434,667	—	—	11,634,907	419,881	—	1,449,030
Total Non-Controlled Affiliates	$21,434,667	$—	$—	$21,634,907	$586,631	$—	$1,449,030

(1)	The prior year table has been modified to conform to the current year.

Purchases (sales) of/advances (distributions) to affiliates are included in the purchases and sales presented on the consolidated statements of cash flows for the three months ended December 31, 2015 and 2014, respectively. Transfers in/(out) of affiliates represents the fair value for the month an investment became or was removed as an affiliated investment. Income received from affiliates is included in total investment income on the consolidated statements of operations for the three months ended December 31, 2015 and 2014, respectively.

Loan Participation Sales

The Company sells portions of its investments via participation agreements to a managed account, managed by an affiliate and non-affiliate of the Company. At December 31, 2015, there were 15 participation agreements outstanding with an aggregate fair value of $281.9 million. At September 30, 2015, there were 14 participation agreements outstanding with an aggregate fair value of $301.6 million. Such investments where the Company has retained a proportionate interest are included in the consolidated schedule of investments. All of these investments are classified within Level 3 of the fair value hierarchy, as defined in Note 4.

During the three months ended December 31, 2015 and 2014, the Company made interest and principal payments to the sub-participant in the aggregate amount of $2.1 million, and $9.8 million, respectively. Under the terms of the participation agreements, the Company will make periodic payments to the sub-participant equal to the sub-participant’s proportionate share of any principal and interest payments received by the Company from the underlying investee companies.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2015
(Unaudited)

Note 3. Investments  – (continued)

MCC Senior Loan Strategy JV I LLC

On March 27, 2015, the Company and GALIC entered into a limited liability company operating agreement to co-manage MCC JV. All portfolio and other material decisions regarding MCC JV must be submitted to MCC JV’s board of managers, which is comprised of four members, two of whom are selected by the Company and the other two are selected by GALIC. The Company has concluded that it does not operationally control MCC JV. As the Company does not operationally control MCC JV, it does not consolidate the operations of MCC JV within the consolidated financial statements. As a practical expedient, the Company uses NAV to determine the value of its investment in MCC JV; therefore, this investment has been presented as a reconciling item within the fair value hierarchy (see Note 3).

As of December 31, 2015, MCC JV had total capital commitments of $100.0 million with the Company providing $87.5 million and GALIC providing $12.5 million. Approximately $26.5 million was funded as of December 31, 2015 relating to these commitments, of which $23.2 was from the Company.

On August 4, 2015, MCC JV entered into a senior secured revolving credit facility (the “JV Facility”) led by Credit Suisse, AG with initial commitments of $100 million subject to leverage and borrowing base restrictions. The JV Facility will bear interest at a rate of LIBOR (with no minimum) + 2.50% per annum. The revolving loan period ends on August 4, 2021 and the final maturity date is August 4, 2022. As of December 31, 2015, there was $7.2 million outstanding under the JV Facility.

At December 31, 2015 and September 30, 2015, MCC JV had total assets at fair value of $29.4 million and $14.3 million, respectively. As of December 31, 2015 and September 30, 2015, MCC JV’s portfolio was comprised of senior secured first lien term loans to 9 and 5 borrowers, respectively. As of December 31, 2015 and September 30, 2015, none of these loans were on non-accrual status.

Below is a summary of MCC JV’s portfolio, followed by a listing of the individual loans in MCC JV’s portfolio as of December 31, 2015 and September 30, 2015:

	December 31, 2015	September 30, 2015
Senior secured loans(1)	$29,647,571	$14,373,473
Weighted average current interest rate on senior secured loans(2)	6.82%	7.17%
Number of borrowers in MCC JV	9	5
Largest loan to a single borrower(1)	$4,000,000	$3,000,000
Total of five largest loans to borrowers(1)	$17,934,333	$14,373,473

(1)	At par value.
(2)	Computed as the (a) annual stated interest rate on accruing senior secured loans, divided by (b) total senior secured loans at principal amount.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2015
(Unaudited)

Note 3. Investments  – (continued)

Company	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value(2)	% of Net Assets
AccentCare, Inc.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term loans (LIBOR + 5.75%, 1.00% LIBOR Floor)(1)	9/3/2021	2,800,000	2,773,350	2,772,000	10.5%
				2,800,000	2,773,350	2,772,000
CP OPCO LLC	Services: Consumer	Senior Secured First Lien Term loans (LIBOR + 6.75%, 1.00% LIBOR Floor)(1)	9/30/2020	3,000,000	2,983,363	3,000,000	11.4%
				3,000,000	2,983,363	3,000,000
CRGT, Inc.	High Tech Industries	Senior Secured First Lien Term loans (LIBOR + 6.50%, 1.00% LIBOR Floor)(1)	12/19/2020	2,962,025	2,955,025	2,948,317	11.2%
				2,962,025	2,955,025	2,948,317
Language Line, Inc.	Telecommunications	Senior Secured First Lien Term loans (LIBOR + 5.50%, 1.00% LIBOR Floor)(1)	7/7/2021	3,934,334	3,913,618	3,901,560	14.9%
				3,934,334	3,913,618	3,901,560
New Media Holdings II LLC	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term loans (LIBOR + 6.25%, 1.00% LIBOR Floor)(1)	6/4/2020	2,984,920	2,984,920	2,943,877	11.2%
				2,984,920	2,984,920	2,943,877
MB Aerospace ACP Holdings Corp.	Aerospace and Defense	Senior Secured First Lien Term loans (LIBOR + 5.50%, 1.00% LIBOR Floor)(1)	12/15/2022	4,000,000	3,960,000	3,960,000	15.1%
				4,000,000	3,960,000	3,960,000
Quanex Building Products Corporation	Construction and Building	Senior Secured First Lien Term loans (LIBOR + 5.25%, 1.00% LIBOR Floor)(1)	11/2/2022	4,000,000	3,983,211	3,980,000	15.1%
				4,000,000	3,983,211	3,980,000
Sundial Brands LLC	Consumer Goods – Non-Durable	Senior Secured First Lien Term loans (LIBOR + 6.25%, 1.00% LIBOR Floor)(1)	10/19/2021	3,000,000	2,941,840	2,940,000	11.2%
				3,000,000	2,941,840	2,940,000
Sirius Computer Solutions, Inc.	Wholesale	Senior Secured First Lien Term loans (LIBOR + 5.00%, 1.00% LIBOR Floor)(1)	10/30/2022	2,966,292	2,908,021	2,906,967	11.1%
				2,966,292	2,908,021	2,906,967
Total Investments, December 31, 2015				$29,647,571	$29,403,348	$29,352,721	111.7%

(1)	Represents the weighted average annual current interest rate as of December 31, 2015. All interest rates are payable in cash, unless otherwise noted.
(2)	Represents the fair value in accordance with ASC Topic 820. The determination of such fair value is not included in the Company’s Board of Directors’ valuation process described elsewhere herein.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2015
(Unaudited)

Note 3. Investments  – (continued)

Company	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value(2)	% of Net Assets
AccentCare, Inc.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term loans (LIBOR + 5.75%, 1.00% LIBOR Floor)(1)	9/3/2021	2,800,000	2,772,167	2,772,000	17.0%
				2,800,000	2,772,167	2,772,000
CP OPCO LLC	Services: Consumer	Senior Secured First Lien Term loans (LIBOR + 6.75%, 1.00% LIBOR Floor)(1)	9/30/2020	3,000,000	2,982,480	3,000,000	18.5%
				3,000,000	2,982,480	3,000,000
CRGT, Inc.	High Tech Industries	Senior Secured First Lien Term loans (LIBOR + 6.50%, 1.00% LIBOR Floor)(1)	12/19/2020	2,981,013	2,973,610	2,973,560	18.3%
				2,981,013	2,973,610	2,973,560
Language Line, Inc.	Telecommunications	Senior Secured First Lien Term loans (LIBOR + 5.50%, 1.00% LIBOR Floor)(1)	7/7/2021	2,600,000	2,574,605	2,596,750	16.0%
				2,600,000	2,574,605	2,596,750
New Media Holdings II LLC	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term loans (LIBOR + 6.25%, 1.00% LIBOR Floor)(1)	6/4/2020	2,992,460	2,992,460	2,939,191	18.1%
				2,992,460	2,992,460	2,939,191
Total Investments, September 30, 2015				$14,373,473	$14,295,322	$14,281,501	87.9%

(1)	Represents the weighted average annual current interest rate as of September 30, 2015. All interest rates are payable in cash, unless otherwise noted.
(2)	Represents the fair value in accordance with ASC 820. The determination of such fair value is not included in the Company’s Board of Directors’ valuation process described elsewhere herein.

Below is certain summarized financial Information for MCC JV as of December 31, 2015 and September 30, 2015, and for the three months ended December 31, 2015:

	As of December 31, 2015	As of September 30, 2015
Selected Consolidated Statement of Assets and Liabilities Information:
Investments in loans at fair value (cost: of $29,403,348 and $14,295,322, respectively)	$29,352,721	$14,281,501
Cash	10,502,417	977,318
Other assets	50,101	34,869
Deferred financing costs (net of amortization of $85,636, and $34,302, respectively)	1,143,058	1,196,392
Total assets	$41,048,297	$16,490,080
Payable for unsettled trades	$7,395,751	$—
Line of credit	7,200,000	—
Other liabilities	134,545	162,857
Interest payable	44,927	80,556
Total liabilities	14,775,223	243,413
Members’ capital	26,273,074	16,246,667
Total liabilities and members’ capital	$41,048,297	$16,490,080

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2015
(Unaudited)

Note 3. Investments  – (continued)

	For the three months ended December 31
	2015	2014(1)
Selected Consolidated Statement of Operations Information:
Total revenues	$355,113	N/A
Total expenses	(291,814)	N/A
Net unrealized depreciation	(36,806)	N/A
Net realized gains	1,867	N/A
Net income/(loss)	$28,360	N/A

(1)	MCC JV did not commence operations until July 2015.

Note 4. Fair Value Measurements

The Company follows ASC 820 for measuring the fair value of portfolio investments. Fair value is the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation models involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity. The Company’s fair value analysis includes an analysis of the value of any unfunded loan commitments. Financial investments recorded at fair value in the consolidated financial statements are categorized for disclosure purposes based upon the level of judgment associated with the inputs used to measure their value. The valuation hierarchical levels are based upon the transparency of the inputs to the valuation of the investment as of the measurement date. The three levels are defined below. Investments which are valued using NAV as a practical expedient are excluded from this hierarchy:

•	Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities at the measurement date.
•	Level 2 — Valuations based on inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable at the measurement date. This category includes quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in non-active markets including actionable bids from third parties for privately held assets or liabilities, and observable inputs other than quoted prices such as yield curves and forward currency rates that are entered directly into valuation models to determine the value of derivatives or other assets or liabilities.
•	Level 3 — Valuations based on inputs that are unobservable and where there is little, if any, market activity at the measurement date. The inputs for the determination of fair value may require significant management judgment or estimation and are based upon management’s assessment of the assumptions that market participants would use in pricing the assets or liabilities. These investments include debt and equity investments in private companies or assets valued using the market or income approach and may involve pricing models whose inputs require significant judgment or estimation because of the absence of any meaningful current market data for identical or similar investments. The inputs in these valuations may include, but are not limited to, capitalization and discount rates, beta and EBITDA multiples. The information may also include pricing information or broker quotes which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimer would result in classification as Level 3 information, assuming no additional corroborating evidence.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2015
(Unaudited)

Note 4. Fair Value Measurements  – (continued)

In addition to using the above inputs in investment valuations, the Company continues to employ the valuation policy approved by the board of directors that is consistent with ASC 820 (see Note 2). Consistent with our valuation policy, we evaluate the source of inputs, including any markets in which our investments are trading, in determining fair value.

The following table presents the fair value measurements of our investments, by major class according to the fair value hierarchy, as of December 31, 2015 (dollars in thousands):

	Level 1	Level 2	Level 3	Total
Senior Secured First Lien Term Loans	$—	$—	$640,696	$640,696
Senior Secured Second Lien Term Loans	—	—	344,582	344,582
Senior Secured First Lien Notes	—	—	25,252	25,252
Unsecured Debt	—	—	44,011	44,011
Equity/Warrants	422	430	36,742	37,594
Total	$422	$430	$1,091,283	$1,092,135
MCC Senior Loan Strategy JV I LLC				$22,989
Total Investments, at fair value				$1,115,124

The following table presents the fair value measurements of our investments, by major class according to the fair value hierarchy, as of September 30, 2015 (dollars in thousands):

	Level 1	Level 2	Level 3	Total
Senior Secured First Lien Term Loans	$—	$—	$695,970	$695,970
Senior Secured Second Lien Term Loans	—	—	372,176	372,176
Senior Secured First Lien Notes	—	5,711	30,669	36,380
Unsecured Debt	—	—	45,661	45,661
Equity/Warrants	479	626	50,584	51,689
Total	$479	$6,337	$1,195,060	$1,201,876
MCC Senior Loan Strategy JV I LLC				$14,216
Total Investments, at fair value				$1,216,092

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2015
(Unaudited)

Note 4. Fair Value Measurements  – (continued)

The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the three months ended December 31, 2015 (dollars in thousands):

	Senior Secured First Lien Loans	Senior Secured Second Lien Loans	Senior Secured Notes	Unsecured Debt	Equities/ Warrants	Total
Balance as of September 30, 2015	$695,970	$372,176	$30,669	$45,661	$50,584	$1,195,060
Purchases and other adjustments to cost	3,232	393	9	476	460	4,570
Issuance	24,190	10,000	—	—	624	34,814
Sales	(44,834)	(32,900)	—	—	—	(77,734)
Settlements	—	—	(11,000)	—	(5,840)	(16,840)
Net realized gains (losses) from investments	151	—	39	—	5,303	5,493
Net transfers in and/or out of Level 3	—	—	4,972	—	—	4,972
Net unrealized gains (losses)	(38,013)	(5,087)	563	(2,126)	(14,389)	(59,052)
Balance as of December 31, 2015	$640,696	$344,582	$25,252	$44,011	$36,742	$1,091,283

The following table provides a reconciliation of the beginning and ending balances for investments that use level 3 inputs for the three months ended December 31, 2014 (dollars in thousands):

	Senior Secured First Lien Term Loans	Senior Secured Second Lien Term Loans	Senior Secured First Lien Notes	Unsecured Debt	Equities/ Warrants	Total
Balance as of September 30, 2014	$747,740	$359,209	$53,634	$38,186	$44,282	$1,243,051
Purchases and other adjustments to cost	2,554	725	9	3	381	3,672
Originations	68,422	23,000	—	—	1,231	92,653
Sales	(3,470)	(17,826)	(6,419)	—	(233)	(27,948)
Settlements	(44,030)	(8,237)	—	—	—	(52,267)
Net realized gains (losses) from investments	—	(542)	325	—	—	(217)
Net transfers in and/or out of Level 3	—	—	(11,110)	—	—	(11,110)
Net unrealized gains (losses)	(31,708)	(1,778)	(694)	205	(1,950)	(35,925)
Balance as of December 31, 2014	$739,508	$354,551	$35,745	$38,394	$43,711	$1,211,909

Net change in unrealized loss included in earnings related to investments still held as of December 31, 2015 and 2014, was approximately $75.8 million and $31.5 million, respectively.

Purchases and other adjustments to cost include purchases of new investments at cost, effects of refinancing/restructuring, accretion/amortization of income from discount/premium on debt securities, and PIK.

Sales represent net proceeds received from investments sold.

Settlements represent principal paydowns received.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2015
(Unaudited)

Note 4. Fair Value Measurements  – (continued)

A review of the fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification for certain financial assets or liabilities. Reclassifications impacting Level 3 of the fair value hierarchy are reported as transfers in/out of the Level 3 category as of the beginning of the quarter in which the reclassifications occur. During the three months ended December 31, 2015, one of our Senior Secured Notes with a fair value of $5.0 million transferred from Level 2 to Level 3 because of the decrease in availability of the transaction data or the inputs to the valuation became observable. During the three months ended December 31, 2014, one of our Senior Secured Notes with a fair value of $10.4 million transferred from Level 3 to Level 2 because of the increase in availability of the transaction data or the inputs to the valuation became observable.

The following table presents the quantitative information about Level 3 fair value measurements of our investments, as of December 31, 2015 (dollars in thousands):

	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Average)
Senior Secured First Lien Term Loans	$538,262	Income Approach (DCF)	Market yield	8.38% – 16.75% (11.90%)
Senior Secured First Lien Term Loans	17,832	Market Approach (Guideline Comparable)	2015 Revenue Multiple(1) and 2015 EBITDA Multiple(1)	0.50x – 1.00x (1.00x)/ 3.50x – 4.50x (4.50x)
Senior Secured First Lien Term Loans	7,633	Market Approach (Guideline Comparable)	2015 Revenue Multiple(1), 2015 EBITDA Multiple(1), Revenue Generating Unit Price	1.00x – 1.25x (1.13x)/ 12.00x – 13.00x (12.50x)/ $393.75 – $525.00 ($459.38)
Senior Secured First Lien Term Loans	18,453	Market Approach (Guideline Comparable)	LTM EBITDA Multiple(1)	5.75x – 5.75x (5.75x)
Senior Secured First Lien Term Loans	4,885	Market Approach (Guideline Comparable)	LTM Revenue Multiple(1)	0.75x – 1.25x (0.88x)
Senior Secured First Lien Term Loans	19,276	Market Approach (Guideline Comparable)	2015 Revenue Multiple(1)	0.50x – 1.25x (1.25x)
Senior Secured First Lien Term Loans	3,559	Enterprise Valuation Analysis	Sale of Business, Asset Sale, Precedent Transaction	$93.0M – $93.0M ($93.0M); $64.3M – $128.5M ($128.5M); $13.2M – $19.9M ($19.9M)
Senior Secured First Lien Term Loans	5,890	Market Approach (Guideline Comparable)	NTM Revenue Multiple(1), NTM EBITDA Multiple(1)	0.50x – 1.00x (0.88x); 4.50x – 5.00x (4.88x)
Senior Secured First Lien Term Loans	24,906	Recent Arms-Length Transaction	Recent Arms-Length Transaction	N/A
Senior Secured Second Lien Term Loans	286,282	Income Approach (DCF)	Market yield	10.45% – 19.94% (12.42%)
Senior Secured Second Lien Term Loans	14,091	Income Approach (DCF)	Cost of equity	18.00% – 18.00% (18.00%)
Senior Secured Second Lien Term Loans	16,805	Income Approach (DCF)	Market Yield/Cost of equity	14.42% – 14.42% (14.42%); 18.00% – 20.00% (19.00%)
Senior Secured Second Lien Term Loans	17,404	Market Approach (Guideline Comparable)	LTM EBITDA Multiple(1)	6.00x – 6.50x (6.25x)
Senior Secured Second Lien Term Loans	10,000	Recent Arms-Length Transaction	Recent Arms-Length Transaction	N/A

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2015
(Unaudited)

Note 4. Fair Value Measurements  – (continued)

	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Average)
Senior Secured Notes	25,252	Income Approach (DCF)	Market yield	9.81% – 22.03% (12.22%)
Unsecured Debt	38,904	Income Approach (DCF)	Market yield	12.06% – 18.00% (15.71%)
Unsecured Debt	5,107	Market Approach (Guideline Comparable)	2015 Revenue Multiple(1)	0.50x – 1.25x (1.25x)
Equity	10,235	Income Approach (DCF)	Market yield	11.60% – 13.60% (12.70%)
Equity	578	Market Approach (Guideline Comparable)	2015 Revenue Multiple(1), 2015 EBITDA Multiple(1), Revenue Generating Unit Price	1.00x – 1.25x (1.13x)/ 12.00x – 13.00x (12.50x)/ $393.75 – $525.00 ($459.38)
Equity	9,717	Market Approach (Guideline Comparable)	LTM EBITDA Multiple(1)	4.50x – 6.25x (6.18x)
Equity	12,270	Market Approach (Guideline Comparable)	LTM and NTM EBITDA Multiple(1)	4.25x – 8.00x (6.11x)/ 3.75x – 7.50x (5.49x)
Warrants	—	Market Approach (Guideline Comparable)	NTM Revenue Multiple(1), NTM EBITDA Multiple(1)	0.50x – 1.00x (0.88x); 4.50x – 5.00x (4.88x)
Warrants	—	Market Approach (Guideline Comparable)	NTM EBITDA Multiple(1)	4.50x – 6.00x (4.57x)
Warrants	—	Market Approach (Guideline Comparable)	2015 Revenue Multiple(1) and 2015 EBITDA Multiple(1)	0.50x – 1.00x (1.00x)/ 3.50x – 4.50x (4.50x)
Warrants	—	Market Approach (Guideline Comparable)	2015 Revenue Multiple(1)	0.50x – 1.25x (0.55x)
Warrants	612	Market Approach (Guideline Comparable)/ Option Model	LTM and NTM EBITDA Multiple(1), Volatilty	5.50x – 6.50x (6.00x); 5.00x – 6.00x (5.50x); 30.89% – 89.32% (45.0%)
Equity	3,330	Income Approach (DCF)	Discount Rate	8.00% – 12.00% (8.00%)
Total	$1,091,283

The following table presents the quantitative information about Level 3 fair value measurements of our investments, as of September 30, 2015 (dollars in thousands):

	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Average)
Senior Secured First Lien Term Loans	$594,118	Income Approach (DCF)	Market yield	8.08% – 15.25% (11.48%)
Senior Secured First Lien Term Loans	22,504	Market Approach (Guideline Comparable)	2015 Revenue Multiple(1) and 2015 EBITDA Multiple(1)	0.50x – 1.00x (0.75x)/ 3.50x – 4.50x (4.00x)
Senior Secured First Lien Term Loans	7,537	Market Approach (Guideline Comparable)	2015 Revenue Multiple(1), 2015 EBITDA Multiple(1), Revenue Generating Unit Price	1.00x – 1.25x (1.13x)/ 12.00x – 13.00x (12.50x)/ $393.75 – $525.00 ($459.38)
Senior Secured First Lien Term Loans	6,332	Market Approach (Guideline Comparable)	LTM EBITDA Multiple(1)	4.00x – 5.00x (5.00x)
Senior Secured First Lien Term Loans	—	Market Approach (Guideline Comparable)	2015 Revenue Multiple(1)	0.40x – 0.60x (0.50x)
Senior Secured First Lien Term Loans	17,806	Market Approach (Guideline Comparable)	2015 EBITDA Multiple(1)	6.25x – 6.75x (6.50x)

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2015
(Unaudited)

Note 4. Fair Value Measurements  – (continued)

	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Average)
Senior Secured First Lien Term Loans	11,888	Income Approach (DCF) and Market Approach (Guideline Comparable)	LTM and NTM EBITDA Multiple(1), Discount Rate	4.50x – 5.00x (4.50x)/ 4.50x – 5.00x (4.50x)/ 20.0% – 22.0% (21.5%)
Senior Secured First Lien Term Loans	35,785	Recent Arms-Length Transaction	Recent Arms-Length Transaction	N/A
Senior Secured Second Lien Term Loans	340,621	Income Approach (DCF)	Market yield	9.58% – 18.38% (11.79%)
Senior Secured Second Lien Term Loans	7,280	Income Approach (DCF)	Market yield, Cost of equity	15.93%/19.00% – 21.00% (19.00%)
Senior Secured Second Lien Term Loans	14,275	Income Approach (DCF)	Cost of equity	16.00% – 18.00% (17.00%)
Senior Secured Second Lien Term Loans	10,000	Recent Arms-Length Transaction	Recent Arms-Length Transaction	N/A
Senior Secured Notes	30,669	Income Approach (DCF)	Market yield	9.46% – 22.42% (13.75%)
Unsecured Debt	38,601	Income Approach (DCF)	Market yield	11.71% – 18.00% (15.52%)
Unsecured Debt	7,060	Market Approach (Guideline Comparable)	2015 EBITDA Multiple(1)	6.25x – 6.75x (6.50x)
Equity	208	Market Approach (Guideline Comparable)	2015 Revenue Multiple(1), 2015 EBITDA Multiple(1), Revenue Generating Unit Price	1.00x – 1.25x (1.13x)/ 12.00x – 13.00x (12.50x)/ $393.75 – $525.00 ($459.38)
Equity	5,078	Income Approach (DCF)	Market yield	14.63% – 14.63% (14.63%)
Equity	18,627	Option Model	LTM EBITDA Multiple(1)/Discount Rate/Volatility	5.5x – 6.5x (6.0x)/ 12.0% – 14.0% (12.0%)/ 17.0% – 44.9% (25.0%)
Equity	7,869	Market Approach (Guideline Comparable)	LTM and 2015 EBITDA Multiple(1)	7.50x – 7.50x (7.50x)/ 5.50x – 7.00x (6.69x)
Warrants	—	Income Approach (DCF) and Market Approach (Guideline Comparable)	LTM and NTM EBITDA Multiple(1), Discount Rate	4.50x – 5.00x (4.50x)/ 4.50x – 5.00x (4.50x)/ 20.0% – 22.0% (21.5%)
Warrants	14,486	Market Approach (Guideline Comparable)	LTM and NTM EBITDA Multiple(1)	4.25x – 10.00x (7.18x); 3.75x – 10.00x (6.78x)
Warrants	231	Market Approach (Guideline Comparable)	2015 EBITDA Multiple(1)	4.0x – 7.5x (7.5x)
Warrants	—	Market Approach (Guideline Comparable)	2015 Revenue Multiple(1) and 2015 EBITDA Multiple(1)	0.50x – 1.00x (0.75x)/ 3.50x – 4.50x (4.00x)
Warrants	—	Market Approach (Guideline Comparable)	2015 Revenue Multiple(1)	0.40x – 0.60x (0.50x)
Warrants	460	Market Approach (Guideline Comparable)/ Option Model	LTM and NTM EBITDA Multiple(1), Volatilty	5.50x – 6.50x (6.00x); 5.00x – 6.00x (5.50x); 12.28% – 20.27% (45.0%)
Equity	3,330	Income Approach (DCF)	Discount Rate	8.00% – 12.00% (8.00%)
Equity	295	Market Approach (Guideline Comparable)	LTM EBITDA Multiple(1)	4.00x – 5.00x (4.50x)
Total	$1,195,060

(1)	Represents amounts used when the Company has determined that market participants would use such multiples when measuring the fair value of these investments.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2015
(Unaudited)

Note 4. Fair Value Measurements  – (continued)

The significant unobservable inputs used in the fair value measurement of the Company’s debt investments are market yields. Increases in market yields would result in lower fair value measurements.

The significant unobservable inputs used in the fair value measurement of the Company’s equity/warrants investments are comparable company multiples of Revenue or EBITDA (earnings before interest, taxes, depreciation and amortization) for the last twelve months “(LTM)”, next twelve months “(NTM)” or a reasonable period a market participant would consider. Increases in EBITDA multiples in isolation would result in higher fair value measurements.

Note 5. Borrowings

As a BDC, we are only allowed to employ leverage to the extent that our asset coverage, as defined in the 1940 Act, equals at least 200% after giving effect to such leverage. The amount of leverage that we employ at any time depends on our assessment of the market and other factors at the time of any proposed borrowing.

On November 16, 2012, we obtained exemptive relief from the SEC to permit us to exclude the debt of the SBIC LP guaranteed by the SBA from our 200% asset coverage test under the 1940 Act. The exemptive relief provides us with increased flexibility under the 200% asset coverage test by permitting it to borrow up to $150 million more than it would otherwise be able to absent the receipt of this exemptive relief.

The Company’s outstanding debt as of December 31, 2015 and September 30, 2015 was as follows (dollars in thousands):

	As of
	December 31, 2015			September 30, 2015
	Aggregate Principal Amount Available	Principal Amount Outstanding	Carrying Value	Aggregate Principal Amount Available	Principal Amount Outstanding	Carrying Value
Revolving Credit Facility	$343,500	$89,200	$89,200	$343,500	$192,700	$192,700
Term Loan Facility	174,000	174,000	174,000	174,000	174,000	174,000
2019 Notes	40,000	40,000	40,000	40,000	40,000	40,000
2021 Notes	70,763	70,763	70,763	N/A	N/A	N/A
2023 Notes	63,500	63,500	63,500	63,500	63,500	63,500
SBA Debentures	150,000	150,000	150,000	150,000	150,000	150,000
Total	$841,763	$587,463	$587,463	$771,000	$620,200	$620,200

Credit Facility

On July 28, 2015, we entered into Amendment No. 7 to our existing Revolver Amendment and Amendment No. 7 to our existing Term Loan Amendment, each with certain lenders party thereto and ING Capital LLC, as administrative agent. The Amendments amend certain provisions of the Facilities.

The pricing in the case of the Term Loan Facility was reduced for LIBOR loans from LIBOR (with no minimum) plus 3.25% to LIBOR plus 3.00%. The pricing on the Revolving Credit Facility will remain the same at LIBOR (with no minimum) plus 2.75%. Both the Term Loan Facility and Revolving Credit Facility will decrease by an additional 25 basis points upon receiving an investment grade rating from Standard & Poor’s.

Additionally, the Term Loan Facility’s bullet maturity was extended from June 2019 to July 2020 and the Revolving Credit Facility’s revolving period was extended from June 2017 to July 2019, followed by a one-year amortization period and a final maturity in July 2020.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2015
(Unaudited)

Note 5. Borrowings  – (continued)

As of December 31, 2015, total commitments under the Facilities are $517.5 million, comprised of $343.5 million committed to the Revolving Credit Facility and $174.0 million funded under the Term Loan Facility.

At December 31, 2015, the carrying amount of our borrowings under the Facilities approximated their fair value. The fair values of our debt obligations are determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The fair value of our borrowings under the Facilities are estimated based upon market interest rates for our own borrowings or entities with similar credit risk, adjusted for nonperformance risk, if any. At December 31, 2015 and September 30, 2015, the Facilities would be deemed to be Level 3, as defined in Note 4.

As of December 31, 2015 and September 30, 2015, $7.5 million and $7.4 million, respectively, of financing costs related to the Revolving Facility have been capitalized and are being amortized over their respective terms. As of December 31, 2015 and September 30, 2015, $3.9 million and $3.9 million of financing costs related to the Term Loan Facility have been capitalized and are being amortized over their respective terms.

The following table shows the components of interest expense, commitment fees related to the Revolving Facility, amortized deferred financing costs, weighted average stated interest rate and weighted average outstanding debt balance for the Facilities for the three months ended December 31, 2015 and 2014 (dollars in thousands):

	For the three months ended December 31
	2015	2014
Revolving Facility interest	$1,202	$1,419
Revolving Facility commitment fee	287	201
Term Facility interest	1,445	1,507
Amortization of deferred financing costs	488	372
Agency and Other Fees	21	20
Total	$3,443	$3,519
Weighted average stated interest rate	3.2%	3.2%
Weighted average outstanding balance	$332,070	$359,918

As of December 31, 2015 and September 30, 2015, there was $89.2 million and $192.7 million, respectively, outstanding under the Revolving Facility. As of December 31, 2015 and September 30, 2015, there was $174.0 million outstanding under the Term Loan Facility.

Unsecured Senior Notes

On March 21, 2012, the Company issued $40.0 million in aggregate principal amount of 7.125% unsecured notes that mature on March 30, 2019 (the “2019 Notes”). The 2019 Notes may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after March 30, 2015. The 2019 Notes bear interest at a rate of 7.125% per year, payable quarterly on March 30, June 30, September 30 and December 31 of each year, beginning June 30, 2012. The 2019 Notes are listed on the New York Stock Exchange and trade thereon under the trading symbol “MCQ”.

On March 18, 2013, the Company issued $60.0 million in aggregate principal amount of 6.125% unsecured notes that mature on March 30, 2023 (the “2023 Notes”). The 2023 Notes may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after March 30, 2016. The 2023 Notes bear interest at a rate of 6.125% per year, payable quarterly on March 30, June 30, September 30 and

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2015
(Unaudited)

Note 5. Borrowings  – (continued)

December 31 of each year, beginning June 30, 2013. The 2023 Notes are listed on the New York Stock Exchange and trade thereon under the trading symbol “MCV”.

On March 26, 2013, the Company closed an additional $3.5 million in aggregate principal amount of the 2023 Notes, pursuant to the partial exercise of the underwriters’ option to purchase additional notes.

On December 17, 2015, the Company issued $70.8 million in aggregate principal amount of 6.50% unsecured notes that mature on January 30, 2021 (the “2021 Notes” and together with the 2019 Notes and 2023 Notes, the “Notes”). The 2021 Notes may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after January 30, 2019. The 2021 Notes bear interest at a rate of 6.50% per year, payable quarterly on January 30, April 30, July 30 and October 30 of each year, beginning January 30, 2016. The 2021 Notes are listed on the New York Stock Exchange and trade thereon under the trading symbol “MCX”.

At December 31, 2015, the carrying amount and fair value of the 2019 Notes was $40.0 million and $40.3 million, respectively. At September 30, 2015, the carrying amount and fair value of the 2019 Notes was $40.0 million and $40.0 million, respectively. At December 31, 2015, the carrying amount and fair value of the 2023 Notes was $63.5 million and $61.6 million, respectively. At September 30, 2015, the carrying amount and fair value of the 2023 Notes was $63.5 million and $62.1 million, respectively. At December 31, 2015, the carrying amount and fair value of the 2021 Notes was $70.8 million and $69.8 million, respectively. The fair values of our debt obligations are determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The fair value of the Notes, which are publicly traded, is based upon closing market quotes as of the measurement date. At December 31, 2015 and September 30, 2015 the Notes would be deemed to be Level 1, as defined in Note 4.

As of December 31, 2015 and September 30, 2015, $1.5 million and $1.5 million, respectively, of financing costs related to the 2019 Notes have been deferred and are being amortized over their respective terms. As of December 31, 2015 and September 30, 2015, $2.1 million and $2.1 million, respectively, of financing costs related to the 2023 Notes have been deferred and are being amortized over their respective terms. As of December 31, 2015, $2.9 million of financing costs related to the 2021 Notes have been deferred and are being amortized over their respective terms.

For the three months ended December 31, 2015 and 2014, the components of interest expense, amortized deferred financing costs, weighted average stated interest rate and weighted average outstanding debt balance for the Notes were as follows (dollars in thousands):

	For the three months ended December 31
	2015	2014
2019 Unsecured Notes interest	$713	$713
2021 Unsecured Notes interest	166	N/A
2023 Unsecured Notes interest	972	972
Amortization of deferred financing costs	129	106
Total	$1,980	$1,791
Weighted average stated interest rate	6.4%	6.5%
Weighted average outstanding balance	$114,268	$103,500

As of December 31, 2015 and September 30, 2015, $40.0 million and $63.5 million in aggregate principal amount of the 2019 Notes and the 2023 Notes were outstanding, respectively. As of December 31, 2015, $70.8 million in aggregate principal amount of the 2021 Notes was outstanding.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2015
(Unaudited)

Note 5. Borrowings  – (continued)

SBA Debentures

On March 26, 2013, SBIC LP received an SBIC license from the SBA.

The SBIC license allows the SBIC LP to obtain leverage by issuing SBA-guaranteed debentures (“SBA Debentures”), subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA Debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA Debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA Debentures is fixed on a semi-annual basis at a market-driven spread over U.S. Treasury Notes with 10-year maturities. The SBA, as a creditor, will have a superior claim to the SBIC LP’s assets over our stockholders in the event we liquidate the SBIC LP or the SBA exercises its remedies under the SBA Debentures issued by the SBIC LP upon an event of default.

SBA regulations currently limit the amount that the SBIC LP may borrow to a maximum of $150 million when it has at least $75 million in regulatory capital, receives a capital commitment from the SBA and has been through an examination by the SBA subsequent to licensing.

As of December 31, 2015, SBIC LP had $75.0 million in regulatory capital and had $150.0 million SBA Debentures outstanding. As of September 30, 2015, SBIC LP had $75.0 million in regulatory capital and had $150.0 million SBA Debentures outstanding that mature between September 2023 and September 2025.

Our fixed-rate SBA Debentures as of December 31, 2015 and September 30, 2015 were as follows (dollars in thousands):

	December 31, 2015		September 30, 2015
Rate Fix Date	Debenture Amount	Fixed All-in Interest Rate	Debenture Amount	Fixed All-in Interest Rate
September 2013	$5,000	4.404%	$5,000	4.404%
March 2014	39,000	3.951	39,000	3.951
September 2014	50,000	3.370	50,000	3.370
September 2014	6,000	3.775	6,000	3.775
September 2015	50,000	3.571	50,000	3.571
Weighted Average Rate/Total	$150,000	3.639%	$150,000	3.639%

As of December 31, 2015, the carrying amount of the SBA Debentures approximated their fair value. The fair values of the SBA Debentures are determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The fair value of the SBA Debentures are estimated based upon market interest rates for our own borrowings or entities with similar credit risk, adjusted for nonperformance risk, if any. At December 31, 2015, and September 30, 2015 the SBA Debentures would be deemed to be Level 3, as defined in Note 4.

As of December 31, 2015 and September 30, 2015, $5.1 million and $5.1 million, respectively, of financing costs related to the SBA Debentures have been deferred and are being amortized over their respective terms.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2015
(Unaudited)

Note 5. Borrowings  – (continued)

For the three months ended December 31, 2015 and 2014, the components of interest, amortized deferred financing costs, weighted average stated interest rate and weighted average outstanding debt balance for the SBA Debentures were as follows (dollars in thousands):

	For the three months ended December 31
	2015	2014
SBA Debentures interest	$1,376	$926
Amortization of deferred financing costs	171	121
Total	$1,547	$1,047
Weighted average stated interest rate	3.6%	3.7%
Weighted average outstanding balance	$150,000	$100,000

Note 6. Agreements

Investment Management Agreement

On January 19, 2011, the Company entered into an investment management agreement (the “Management Agreement”) with MCC Advisors. Pursuant to the Management Agreement, MCC Advisors implements our business strategy on a day-to-day basis and performs certain services for us, subject to oversight by our board of directors. MCC Advisors is responsible for, among other duties, determining investment criteria, sourcing, analyzing and executing investments transactions, asset sales, financings and performing asset management duties. Under the Management Agreement, we have agreed to pay MCC Advisors a management fee for investment advisory and management services consisting of a fee and an incentive fee.

The base management fee will be calculated at an annual rate of 1.75% of our gross assets payable quarterly in arrears. For purposes of calculating the base management fee, the term “gross assets” includes any assets acquired with the proceeds of leverage. For the first quarter of our operations, the base management fee was calculated based on the initial value of our gross assets. Subsequently, the base management fee is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters. MCC Advisors agreed to waive the base management fee payable with respect to cash and cash equivalents held by the Company through December 31, 2011. This waiver does not extend to periods subsequent to December 31, 2011.

The incentive fee consists of the following two parts:

The first, calculated and payable quarterly in arrears is based on our pre-incentive fee net investment income earned during the calendar quarter for which the Incentive Fee is being calculated. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies accrued during the calendar quarter, minus our operating expenses for the quarter including the base management fee, expenses payable under the administration agreement (as defined below), and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee. Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets calculated as of the end of the calendar quarter immediately preceding the calendar quarter for which the incentive fee is

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2015
(Unaudited)

Note 6. Agreements  – (continued)

being calculated, will be compared to a “hurdle rate” of 2.00% per quarter (8.0% annualized). We will pay the Adviser an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

(1)	no incentive fee for any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate;
(2)	100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.50% (10.0% annualized) in any calendar quarter; and
(3)	20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.50% (10.0% annualized) in any calendar quarter.

The second part of the incentive fee (the “Capital Gains Fee”) is determined and payable in arrears as of the end of each calendar year (or upon termination of the Management Agreement, as of the termination date) and is calculated at the end of each applicable year by subtracting (1) the sum of our cumulative realized capital losses and unrealized capital depreciation from (2) our cumulative aggregate realized capital gains. If the amount so calculated is positive, then the Capital Gains Fee for such year is equal to 20.0% of such amount, less the aggregate amount of Capital Gains Fee paid in all prior years. If such amount is negative, then no Capital Gains Fee will be payable for such year. If this Agreement is terminated as of a date that is not a calendar year end, the termination date shall be treated as though it were a calendar year end for purposes of calculating and paying a Capital Gains Fee.

The Company calculates incentive fee as if the Company had realized all assets at their fair values and liabilities at their settlement amounts as of the reporting date. Accordingly, the Company accrues a provisional incentive fee taking into account any unrealized gains. As the provisional incentive fee is subject to the performance of investments until there is a realization event, the amount of provisional incentive fee accrued at a reporting date may vary from the incentive fee that is ultimately paid, and the differences could be material.

For the three months ended December 31, 2015 and 2014, the Company incurred base management fees to MCC Advisors of $5.4 million and $5.8 million, respectively. For the three months ended December 31, 2015 and 2014, we incurred $3.9 million and $5.1 million of incentive fees related to pre-incentive fee net investment income, respectively.

As of December 31, 2015 and September 30, 2015, $9.3 million and $10.0 million were included in “management and incentive fees payable,” in the accompanying consolidated statements of assets and liabilities.

Administration Agreement

On January 19, 2011, the Company entered into an administration agreement with MCC Advisors. Pursuant to this agreement, MCC Advisors furnishes us with office facilities and equipment, clerical, bookkeeping, recordkeeping and other administrative services related to the operations of the Company. We reimburse MCC Advisors for our allocable portion of overhead and other expenses incurred by it performing its obligations under the administration agreement, including rent and our allocable portion of the cost of certain of our officers and their respective staff. From time to time, our administrator may pay amounts owed by us to third-party service providers and we will subsequently reimburse our administrator for such amounts paid on our behalf. For the three months ended December 31, 2015 and 2014, we incurred $0.9 million, and $1.0 million in administrator expenses, respectively.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2015
(Unaudited)

Note 7. Related Party Transactions

Investment in Loan Participations

As discussed in Note 1, the Loan Assets contributed to the Company by MOF LP and MOF LTD upon consummation of the Company’s IPO were in the form of loan participations with an affiliated entity managed by affiliates of MCC Advisors. On June 30, 2011, the Company cancelled its participation agreements with an affiliate and executed loan assignment agreements for its investment Water Capital USA, Inc. The Company is now a direct lender of record to this borrower.

Due to Affiliate

Due to affiliate consists of certain general and administrative expenses paid by an affiliate on behalf of the Company.

Other Related Party Transactions

Certain affiliates of MCC Advisors, Medley Capital LLC, their respective affiliates and some of their employees purchased in the IPO an aggregate of 833,333 shares of common stock at the initial public offering price per share of $12.00. The Company received the full proceeds from the sale of these shares, and no underwriting discounts or commissions were paid in respect of these shares.

On February 23, 2012, MOF LTD and MOF LP sold 4,406,301 shares of common stock at a price of $11.13 per share. The Company did not receive any of the proceeds of the sale of these shares. In April and May 2012, MOF LTD and MOF LP distributed the remaining 946,293 shares of common stock to their investors and as of June 30, 2012, MOF LTD and MOF LP collectively no longer own shares of our common stock.

Opportunities for co-investments may arise when MCC Advisors or an affiliated adviser becomes aware of investment opportunities that may be appropriate for the Company and other clients, or affiliated funds. As a BDC, the Company was substantially limited in its ability to co-invest in privately negotiated transactions with affiliated funds until it obtained an exemptive order from the SEC on November 25, 2013 (the “Exemptive Order”). The Exemptive Order permits the Company to participate in negotiated co-investment transactions with certain affiliates, each of whose investment adviser is Medley, LLC, the parent company of Medley Capital LLC and MCC Advisors, or an investment adviser controlled by Medley, LLC in a manner consistent with its investment objective, strategies and restrictions, as well as regulatory requirements and other pertinent factors. Co-investment under the Exemptive Order is subject to certain conditions therein, including the condition that, in the case of each co-investment transaction, the Company’s board of directors determines that it would be advantageous for the Company to co-invest in a manner described in the Exemptive Order. Before receiving the Exemptive Order, the Company only participated in co-investments that were allowed under existing regulatory guidance, such as syndicated loan transactions where price was the only negotiated term, which limited the types of investments that the Company could make.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2015
(Unaudited)

Note 8. Commitments

Unfunded commitments

As of December 31, 2015 and September 30, 2015, we had commitments under loan and financing agreements to fund up to $15.0 million to 8 portfolio companies and $28.1 million to 12 portfolio companies, respectively. These commitments are primarily composed of senior secured term loans and a revolver and an analysis of their value is included in the Consolidated Schedule of Investments. The commitments are generally subject to the borrowers meeting certain criteria such as compliance with covenants and certain operational metrics. The terms of the borrowings and financings subject to commitment are comparable to the terms of other loan and equity securities in our portfolio. A summary of the composition of the unfunded commitments as of December 31, 2015 and September 30, 2015 is shown in the table below (dollars in thousands):

	As of
	December 31, 2015	September 30, 2015
DHISCO Electronic Distribution, Inc. – Revolver	$3,048	$3,048
Autosplice, Inc	3,026	3,026
RCS Management Corporation & Specialized Medical Services, Inc	3,000	5,000
Tenere Acquisition Corp.	2,000	2,000
Ship Supply Acquisition Corporation	1,036	622
Point.360	960	1,600
Black Angus Steakhouses, LLC – Delayed Draw TL	893	893
Black Angus Steakhouses, LLC – Revolver	536	446
Be Green Manufacturing and Distribution Centers LLC – Revolver	479	479
Red Skye Wireless LLC	—	7,500
Freedom Powersports LLC – (DDTL)	—	1,800
Be Green Manufacturing and Distribution Centers LLC – Delayed Draw TL	—	750
Meridian Behavioral Health, LLC (Term Loan B)	—	500
Access Media Holdings, LLC	—	424
Total	$14,978	$28,088

Legal Proceedings

We are a party to certain legal proceedings incidental to the normal course of our business, including where third parties may try to seek to impose liability on us in connection with the activities of our portfolio companies. While the outcome of these legal proceedings cannot at this time be predicted with certainty, we do not expect that these proceedings will have a material effect on our financial condition or results of operations.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2015
(Unaudited)

Note 9. Fee Income

The fee income consists of origination/closing fee, amendment fee, prepayment penalty, administrative agent fee, transaction break-up fee and other miscellaneous fees. The following tables summarize the Company’s fee income for the three months ended December 31, 2015 and 2014 (dollars in thousands):

	For the three months ended December 31
	2015	2014
Origination fee	$1,008	$1,700
Prepayment fee	482	1,070
Amendment fee	1,103	761
Administrative agent fee	190	145
Other fees	276	407
Fee income	$3,059	$4,083

Note 10. Directors Fees

The independent directors each receive an annual fee of $55,000. They also receive $7,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the chairman of the audit committee receives an annual fee of $25,000 and the chairman of each other committee receives an annual fee of $10,000 for their additional services in these capacities. In addition, other members of the audit committee receive an annual fee of $12,500 and other members of each other committee receive an annual fee of $6,000. No compensation is paid to directors who are “interested persons” of the Company (as such term is defined in the 1940 Act). For the three months ended December 31, 2015 and 2014, we accrued $0.1 million and $0.2 million for directors’ fees expense, respectively.

Note 11. Earnings Per Share

In accordance with the provisions of ASC Topic 260 — Earnings per Share, basic earnings per share is computed by dividing earnings available to common shareholders by the weighted average number of shares outstanding during the period. Other potentially dilutive common shares, and the related impact to earnings, are considered when calculating earnings per share on a diluted basis.

The following information sets forth the computation of the weighted average basic and diluted net increase in net assets per share from operations for the three months ended December 31, 2015 and 2014 (dollars in thousands except share and per share amounts):

	For the three months ended December 31
Basic and diluted	2015	2014
Net increase/(decrease) in net assets from operations	$(39,204)	$(18,316)
Weighted average common shares outstanding	56,300,067	58,733,284
Earnings per common share-basic and diluted	$(0.70)	$(0.31)

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2015
(Unaudited)

Note 12. Financial Highlights

The following is a schedule of financial highlights for the three months ended December, 2015 and 2014:

	For the three months ended December 31
	2015	2014
Per share data:
Net asset value per share at beginning of period	$11.00	$12.43
Net investment income(1)	0.28	0.35
Net realized gains (losses) on investments	0.10	—
Net unrealized appreciation/(depreciation) on investments	(1.07)	(0.66)
Change in provision for deferred taxes on unrealized gain/(loss) on investments	(0.01)	—
Net increase (decrease) in net assets	(0.70)	(0.31)
Dividends declared	(0.30)	(0.37)
Repurchase of common stock under stock repurchase program	0.01	—
Other(2)	—	(0.01)
Net asset value at end of period	$10.01	$11.74
Net assets at end of period	$562,714,998	$689,809,629
Shares outstanding at end of period	56,193,803	58,733,284
Per share market value at end of period	$7.52	$9.24
Total return based on market value(3)	4.87%	(18.48)%
Total return based on net asset value(4)	(5.59)%	(1.59)%
Portfolio turnover rate	15.26%	6.86%

The following is a schedule of ratios and supplemental data for the three months ended December 31, 2015 and 2014:

	For the three months ended December 31
	2015	2014
Ratios:(5)
Ratio of net investment income to average net assets	9.85%	12.13%
Ratio of total expenses to average net assets	11.80%	11.57%
Ratio of incentive fees to average net assets	2.46%	3.03%
Supplemental Data:
Ratio of operating expenses to average net assets	9.33%	8.54%
Percentage of non-recurring fee income(6)	8.33%	9.88%
Average debt outstanding(7)	$596,337,821	$563,418,478
Average debt outstanding per common share	$10.59	$9.59
Asset coverage ratio per unit(8)	2,286	2,405
Average market value per unit
Facilities(9)	N/A	N/A
SBA Debentures(9)	N/A	N/A
Notes due 2019	$25.18	$25.46
Notes due 2021	$24.56	N/A
Notes due 2023	$24.69	$24.41

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2015
(Unaudited)

Note 12. Financial Highlights  – (continued)

(1)	Net investment income based on total weighted average common stock outstanding equals $0.28, and $0.35 per share for the three months ended December 31, 2015 and 2014, respectively.
(2)	Represents the impact of the different share amounts used in calculating per share data as a result of calculating certain per share data based upon the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end or transaction date.
(3)	Total annual return is historical and assumes changes in share price, reinvestments of all dividends and distributions at prices obtained under the Company’s dividend reinvestment plan, and no sales change for the period.
(4)	Total annual return is historical and assumes changes in net assets value, reinvestments of all dividends and distributions at prices obtained under the Company’s dividend reinvestment plan, and no sales change for the period.
(5)	Ratios are annualized.
(6)	Represents the impact of the non-recurring fees over investment income.
(7)	Based on daily weighted average balance of debt outstanding during the period.
(8)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness. Asset coverage ratio per unit does not include unfunded commitments. The inclusion of unfunded commitments in the calculation of the asset coverage ratio per unit would not cause us to be below the required amount of regulatory coverage.
(9)	The Facilities and SBA Debentures are not registered for public trading.

Note 13. Dividends

Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by our board of directors.

We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a cash dividend or other distribution, each stockholder that has not “opted out” of our dividend reinvestment plan will have its dividends automatically reinvested in additional shares of our common stock rather than receiving cash dividends. Stockholders who receive distributions in the form of shares of common stock will be subject to the same federal, state and local tax consequences as if they received cash distributions.

The following table summarizes the Company’s dividend distributions during the three months ended December 31, 2015 and 2014:

Date Declared	Record Date	Payment Date	Amount Per Share
During the three months ended December 31, 2015 11/5/2015	11/25/2015	12/18/2015	$0.30
			$0.30

Date Declared	Record Date	Payment Date	Amount Per Share
During the three months ended December 31, 2014 10/30/2014	11/26/2014	12/12/2014	$0.37
			$0.37

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2015
(Unaudited)

Note 14. Stock Repurchase Program

The following table summarizes our share repurchases under our stock repurchase program for the three months ended December 31, 2015 (dollars in thousands):

For the three months ended December 31, 2015
Dollar amount repurchased	$1,100
Shares Repurchased	143,349
Average price per share	$7.68
Weighted average discount to Net Asset Value	30.2%

On February 5, 2015, our Board of Directors approved a share repurchase program pursuant to which we can purchase up to an aggregate amount of $30 million of our common stock between the period of the approval date and February 5, 2016. On December 4, 2015, the Board of Directors extended the duration of the share repurchase program through December 31, 2016, and increased the aggregate amount to $50.0 million. Any stock repurchases will be made through the open market at times, and in such amounts, as management deems appropriate. This program may be limited or terminated at any time without prior notice. Since the inception of the program, the Company’s net asset value per share was increased by approximately $0.13 as a result of the share repurchases.

Note 15. Subsequent Events

Management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure in this Form 10-Q or would be required to be recognized in the Consolidated Financial Statements as of and for the three months ended December 31, 2015, except as disclosed below.

On December 3, 2015, MCC Advisors recommended and, in consultation with the Board, agreed to reduce fees under the investment management agreement. Pursuant to a fee waiver agreement executed by MCC Advisors on February 8, 2016, effective January 1, 2016, the base management fee will be calculated at an annual rate of 1.75% of up to $1.0 billion of the Company’s gross assets and 1.50% of any amounts over $1.0 billion of the Company’s gross assets, and payable quarterly in arrears (the “Reduced Base Management Fee”). The Reduced Base Management Fee will be calculated based on the average value of the Company’s gross assets at the end of the two most recently completed calendar quarters and will be appropriately pro-rated for any partial quarter.

In addition, effective January 1, 2016, the incentive fee based on net investment income will be determined and paid quarterly in arrears at the end of each calendar quarter by reference to our aggregate net investment income, as adjusted as described below (the “Reduced Incentive Fee on Net Investment Income”), from the calendar quarter then ending and the eleven preceding calendar quarters (or if shorter, the number of quarters that have occurred since January 1, 2016). We refer to such period as the “Trailing Twelve Quarters.” The hurdle amount for the Reduced Incentive Fee on Net Investment Income is determined on a quarterly basis, and is equal to 1.5% multiplied by the Company’s net assets at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters. The hurdle amount is calculated after making appropriate adjustments to the Company’s net assets, as determined as of the beginning of each applicable calendar quarter, in order to account for any capital raising or other capital actions as a result of any issuances by the Company of its common stock (including issuances pursuant to our dividend reinvestment plan), any repurchase by the Company of its own common stock, and any dividends paid by the Company, each as may have occurred during the relevant quarter. Any Reduced Incentive Fee on Net Investment Income will be paid

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2015
(Unaudited)

Note 15. Subsequent Events  – (continued)

to MCC Advisors on a quarterly basis, and will be based on the amount by which (A) aggregate net investment income (“Ordinary Income”) in respect of the relevant Trailing Twelve Quarters exceeds (B) the hurdle amount for such Trailing Twelve Quarters. The amount of the excess of (A) over (B) described in this paragraph for such Trailing Twelve Quarters is referred to as the “Excess Income Amount.” For the avoidance of doubt, Ordinary Income is net of all fees and expenses, including the Reduced Base Management Fee but excluding any incentive fee on pre-incentive fee net investment income or on the Company’s capital gains.

Quarterly Incentive Fee Based on Net Investment Income

The Reduced Incentive Fee on Net Investment Income for each quarter is determined as follows:

•	No incentive fee based on net investment income is payable to MCC Advisors for any calendar quarter for which there is no Excess Income Amount.
•	100% of the Ordinary Income, if any, that exceeds the hurdle amount, but is less than or equal to an amount, which we refer to as the “Catch-up Amount,” determined as the sum of 1.8182% multiplied by the Company’s net assets at the beginning of each applicable calendar quarter, as adjusted as noted above, comprising the relevant Trailing Twelve Quarters is included in the calculation of the Reduced Incentive Fee on Net Investment Income; and
•	17.5% of the Ordinary Income that exceeds the Catch-up Amount is included in the calculation of the Reduced Incentive Fee on Net Investment Income.

The amount of the Reduced Incentive Fee on Net Investment Income that will be paid to MCC Advisors for a particular quarter will equal the excess of the incentive fee so calculated minus the aggregate incentive fees based on income that were paid in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant Trailing Twelve Quarters but not in excess of the Incentive Fee Cap (as described below).

The Reduced Incentive Fee on Net Investment Income that is paid to MCC Advisors for a particular quarter is subject to a cap (the “Incentive Fee Cap”). The Incentive Fee Cap for any quarter is an amount equal to (a) 17.5% of the Cumulative Net Return (as defined below) during the relevant Trailing Twelve Quarters minus (b) the aggregate incentive fees based on net investment income that was paid in respect of the first eleven calendar quarters (or a portion thereof) included in the relevant Trailing Twelve Quarters.

“Cumulative Net Return” means (X) the Ordinary Income in respect of the relevant Trailing Twelve Quarters minus (Y) any Net Capital Loss (as defined below), if any, in respect of the relevant Trailing Twelve Quarters. If, in any quarter, the Incentive Fee Cap is zero or a negative value, the Company will pay no incentive fee based on net investment income to MCC Advisors for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is a positive value but is less than the Reduced Incentive Fee based on Net Investment Income that is payable to MCC Advisors for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, the Company will pay a Reduced Incentive Fee on Net Investment Income to MCC Advisors equal to the Incentive Fee Cap for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is equal to or greater than the Reduced Incentive Fee on Net Investment Income that is payable to MCC Advisors for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, the Company will pay a Reduced Incentive Fee on Net Investment Income to MCC Advisors, calculated as described above, for such quarter without regard to the Incentive Fee Cap.

“Net Capital Loss” in respect of a particular period means the difference, if positive, between (i) aggregate capital losses, whether realized or unrealized, and dilution to the Company’s net assets due to capital raising or capital actions, in such period and (ii) aggregate capital gains, whether realized or unrealized and accretion to the Company’s net assets due to capital raising or capital action, in such period.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2015
(Unaudited)

Note 15. Subsequent Events  – (continued)

Dilution to the Company’s net assets due to capital raising is calculated, in the case of issuances of common stock, as the amount by which the net asset value per share was adjusted over the transaction price per share, multiplied by the number of shares issued. Accretion to the Company’s net assets due to capital raising is calculated, in the case of issuances of common stock (including issuances pursuant to our dividend reinvestment plan), as the excess of the transaction price per share over the amount by which the net asset value per share was adjusted, multiplied by the number of shares issued. Accretion to the Company’s net assets due to other capital action is calculated, in the case of repurchases by the Company of its own common stock, as the excess of the amount by which the net asset value per share was adjusted over the transaction price per share multiplied by the number of shares repurchased by the Company.

For the avoidance of doubt, the purpose of the new fee structure is, beginning as of January 1, 2016, to permanently reduce aggregate fees payable to MCC Advisors by the Company. Beginning January 1, 2016, in order to ensure that the Company will pay MCC Advisors aggregate fees on a cumulative basis under the new fee structure that are less than the aggregate fees otherwise due under the Management Agreement, MCC advisors will, at the end of each quarter, calculate aggregate base management fees and incentive fees on net investment income under both the new fee structure and the fee structure under the Management Agreement, and if, at any time after January 1, 2016, the aggregate fees on a cumulative basis under the new fee structure would be greater than the aggregate fees on a cumulative basis under the fee structure under the Management Agreement, MCC Advisors shall only be entitled to the lesser of those two amounts.

On January 14, 2016, the Company closed an additional $3.3 million in aggregate principal amount of the 2021 Notes, pursuant to the partial exercise of the underwriters’ option to purchase additional notes.

On February 1, 2016, the Company’s Board of Directors declared a quarterly dividend of $0.30 per share payable on March 18, 2016, to stockholders of record at the close of business on February 24, 2016.

Audit Report

Report of Independent Registered Public Accounting Firm

To Board of Directors and the Shareholders of Medley Capital Corporation

We have audited the accompanying consolidated statements of assets and liabilities of Medley Capital Corporation (the Company), including the consolidated schedules of investments, as of September 30, 2015 and 2014, and the related consolidated statements of operations, changes in net assets, and cash flows, for each of the three years in the period ended September 30, 2015. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of September 30, 2015 and 2014 by correspondence with the custodian, directly with designees of the portfolio companies and debt agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Medley Capital Corporation at September 30, 2015 and 2014, and the consolidated results of its operations, changes in its net assets, and its cash flows, for each of the three years in the period ended September 30, 2015 in conformity with U.S. generally accepted accounting principles.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), Medley Capital Corporation’s internal control over financial reporting as of September 30, 2015, based on criteria established in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (2013 framework) and our report dated December 4, 2015 expressed an unqualified opinion thereon.

/s/ Ernst and Young LLP

New York, New York
December 4, 2015

Report on Internal Controls

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Medley Capital Corporation

We have audited Medley Capital Corporation’s (the Company) internal control over financial reporting as of September 30, 2015, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (2013 framework) (the “COSO criteria”). Medley Capital Corporation’s management is responsible for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting included in Item 9A of Form 10-K, Management’s Report on Internal Control over Financial Reporting. Our responsibility is to express an opinion on the company’s internal control over financial reporting based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, testing and evaluating the design and operating effectiveness of internal control based on the assessed risk, and performing such other procedures, as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, Medley Capital Corporation maintained, in all material respects, effective internal control over financial reporting as of September 30, 2015, based on the COSO criteria.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated statements of assets and liabilities, including the consolidated schedules of investments, as of September 30, 2015 and 2014, and the related consolidated statements of operations, changes in net assets, and cash flows, for each of the three years in the period ended September 30, 2015, and our report dated December 4, 2015 expressed an unqualified opinion therein.

/s/ Ernst and Young LLP

New York, New York
December 4, 2015

Medley Capital Corporation

Consolidated Statements of Assets and Liabilities

	As of
	September 30, 2015	September 30, 2014
ASSETS
Investments at fair value
Non-controlled/non-affiliated investments (amortized cost of $1,175,785,384 and $1,215,421,753, respectively)	$1,131,893,787	$1,185,859,238
Controlled investments (amortized cost of $86,755,896 and $39,899,954, respectively)	74,198,202	38,244,386
Affiliated investments (amortized cost of $10,000,000 and $19,943,150, respectively)	10,000,000	21,434,667
Total investments at fair value	1,216,091,989	1,245,538,291
Cash and cash equivalents	15,714,256	36,731,488
Deferred financing costs, net	13,127,630	11,688,339
Interest receivable	9,542,547	13,095,503
Fees receivable	1,389,634	1,930,079
Receivable for dispositions and investments sold	578,868	14,289,610
Other assets	556,285	651,035
Deferred offering costs	208,477	222,104
Total assets	$1,257,209,686	$1,324,146,449
LIABILITIES
Revolving credit facility payable	$192,700,000	$146,500,000
Term loan payable	174,000,000	171,500,000
Notes payable	103,500,000	103,500,000
SBA debentures payable	150,000,000	100,000,000
Management and incentive fees payable (See note 6)	9,962,534	10,444,811
Accounts payable and accrued expenses	2,503,442	2,330,244
Deferred tax liability	1,797,356	1,592,145
Interest and fees payable	1,313,931	2,096,171
Administrator expenses payable (See note 6)	1,000,846	1,012,466
Deferred revenue	402,029	265,493
Due to affiliate	109,164	39,564
Payable for investments originated, purchased and participated	—	54,995,000
Offering costs payable	—	13,674
Total liabilities	$637,289,302	$594,289,568
Commitments (See note 8)
NET ASSETS
Common stock, par value $0.001 per share, 100,000,000 common shares authorized, 56,337,152 and 58,733,284 common shares issued and outstanding, respectively	$56,337	$58,733
Capital in excess of par value	718,240,597	739,443,065
Accumulated undistributed net investment income	20,351,831	21,673,794
Accumulated net realized gain/(loss) from investments	(60,625,616)	—
Net unrealized appreciation/(depreciation) on investments, net of deferred taxes	(58,102,765)	(31,318,711)
Total net assets	619,920,384	729,856,881
Total liabilities and net assets	$1,257,209,686	$1,324,146,449
NET ASSET VALUE PER SHARE	$11.00	$12.43

See accompanying notes to consolidated financial statements.

Medley Capital Corporation

Consolidated Statements of Operations

	For the years ended September 30
	2015	2014	2013
INVESTMENT INCOME:
Interest from investments
Non-controlled/non-affiliated investments:
Cash	$125,023,291	$98,195,758	$62,968,780
Payment-in-kind	8,293,561	10,043,605	8,680,508
Affiliated investments:
Cash	1,138,652	1,206,713	1,054,413
Payment-in-kind	190,446	469,292	444,766
Controlled investments:
Cash	2,030,504	178,849	—
Payment-in-kind	1,670,033	213,838	—
Total interest income	138,346,487	110,308,055	73,148,467
Dividend income, net of withholding taxes (143,883, 0 and 0, respectively)	107,434	—	—
Interest from cash and cash equivalents	5,805	8,063	7,847
Fee income (See note 9)	10,736,376	29,073,742	15,834,820
Total investment income	149,196,102	139,389,860	88,991,134
EXPENSES:
Base management fees (See note 6)	22,450,398	17,683,996	10,917,857
Incentive fees (See note 6)	18,234,110	18,667,053	11,599,641
Interest and financing expenses	25,531,099	20,132,727	13,448,573
Administrator expenses (See note 6)	4,106,806	3,353,438	2,474,556
Professional fees	2,865,187	2,250,984	1,846,717
General and administrative	1,931,881	1,512,693	1,315,855
Directors fees	578,587	551,123	461,511
Insurance	561,594	569,632	376,942
Organizational expense	—	—	150,916
Total expenses	76,259,662	64,721,646	42,592,568
NET INVESTMENT INCOME	72,936,440	74,668,214	46,398,566
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from investments	(60,910,209)	355,744	260,822
Net unrealized appreciation/(depreciation) on investments	(26,722,725)	(21,273,648)	(7,241,632)
Change in provision for deferred taxes on unrealized gain on investments	(61,329)	(1,592,145)	—
Net gain/(loss) on investments	(87,694,263)	(22,510,049)	(6,980,810)
NET INCREASE/DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(14,757,823)	$52,158,165	$39,417,756
WEIGHTED AVERAGE – BASIC AND DILUTED EARNINGS PER COMMON SHARE	$(0.26)	$1.10	$1.30
WEIGHTED AVERAGE – BASIC AND DILUTED NET INVESTMENT INCOME PER COMMON SHARE	$1.27	$1.58	$1.53
WEIGHTED AVERAGE COMMON STOCK OUTSTANDING – BASIC AND DILUTED (SEE NOTE 11)	57,624,779	47,366,892	30,246,247
DIVIDENDS DECLARED PER COMMON SHARE	$1.27	$1.48	$1.45

See accompanying notes to consolidated financial statements.

Medley Capital Corporation

Consolidated Statements of Changes in Net Assets

	For the years ended September 30
	2015	2014	2013
INCREASE FROM OPERATIONS:
Net investment income	$72,936,440	$74,668,214	$46,398,566
Net realized gain/(loss) from investments	(60,910,209)	355,744	260,822
Net unrealized appreciation/(depreciation) on investments	(26,722,725)	(21,273,648)	(7,241,632)
Change in provision for deferred taxes on unrealized gain on investments	(61,329)	(1,592,145)	—
Net increase/(decrease) in net assets from operations	(14,757,823)	52,158,165	39,417,756
SHAREHOLDER DISTRIBUTIONS:
Distributions from net investment income	(73,973,810)	(64,544,920)	(39,357,552)
Distributions from net realized gains	—	(989,866)	(632,121)
Distributions from tax return of capital	—	(7,481,540)	(2,892,459)
Net decrease in net assets from shareholder distributions	(73,973,810)	(73,016,326)	(42,882,132)
CAPITAL SHARE TRANSACTIONS:
Issuance of common stock, net of underwriting costs (0, 18,421,278 and 16,887,534 shares, respectively)	—	239,396,018	222,492,900
Repurchase of common stock under stock repurchase program (2,396,132, 0 and 0 shares, respectively)	(21,204,864)	—	—
Offering costs	—	(561,141)	(643,191)
Issuance of common stock under dividend reinvestment plan (0, 159,102 and 155,128 shares, respectively)	—	2,045,710	2,109,891
Net increase/(decrease) in net assets from common share transactions	(21,204,864)	240,880,587	223,959,600
Total increase/(decrease) in net assets	(109,936,497)	220,022,426	220,495,224
Net assets at beginning of year	729,856,881	509,834,455	289,339,231
Net assets at end of period including accumulated undistributed net investment income of $20,351,831 and $21,673,794 and $12,184,623, respectively	$619,920,384	$729,856,881	$509,834,455
Net asset value per common share	$11.00	$12.43	$12.70
Common shares outstanding at end of year	56,337,152	58,733,284	40,152,904

See accompanying notes to consolidated financial statements.

Medley Capital Corporation

Consolidated Statements of Cash Flows

	For the years ended September 30
	2015	2014	2013
Cash flows from operating activities
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS	$(14,757,823)	$52,158,165	$39,417,756
ADJUSTMENTS TO RECONCILE NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS TO NET CASH PROVIDED/(USED) BY OPERATING ACTIVITIES:
Investment increases due to payment-in-kind interest	(10,443,996)	(12,132,979)	(9,964,734)
Net amortization of premium/(discount) on investments	(1,692,973)	(835,131)	(689,892)
Amortization of deferred financing costs	2,593,026	2,169,982	1,477,860
Net realized (gain)/loss from investments	60,910,209	(355,744)	(260,822)
Net deferred income taxes	205,211	1,592,145	—
Net unrealized (appreciation)/depreciation on investments	26,722,725	21,273,648	7,241,632
Proceeds from sale and settlements of investments	260,419,011	388,979,191	192,942,793
Purchases, originations and participations	(306,468,674)	(893,230,650)	(536,556,240)
(Increase)/decrease in operating assets:
Interest receivable	3,552,956	(3,487,964)	(5,667,391)
Fees receivable	540,445	(1,930,079)	—
Other assets	94,750	(401,647)	(16,892)
Receivable for dispositions and investments sold	13,710,742	(14,289,610)	—
Increase/(decrease) in operating liabilities:
Payable for investments purchased, originated and participated	(54,995,000)	54,940,987	(10,158,287)
Management and incentive fees payable, net	(482,277)	3,545,158	3,384,881
Accounts payable and accrued expenses	173,198	1,024,883	381,209
Interest and fees payable	(782,240)	940,647	107,319
Administrator expenses payable	(11,620)	311,258	235,796
Deferred revenue	136,536	9,571	82,295
Due to affiliate	69,600	(42,519)	68,837
NET CASH PROVIDED/(USED) BY OPERATING ACTIVITIES	(20,506,194)	(399,760,688)	(317,973,880)
Cash flows from financing activities
Proceeds from issuance of common stock, net of underwriting costs	—	241,441,728	224,602,791
Repurchase of common stock under stock repurchase program	(21,204,864)	—	—
Offering costs paid	—	(656,095)	(733,069)
Borrowings on debt	206,000,000	633,800,000	343,700,000
Paydowns on debt	(107,300,000)	(368,300,000)	(197,700,000)
Financing costs paid	(4,032,364)	(5,335,030)	(5,349,427)
Payments of cash dividends	(73,973,810)	(73,016,326)	(42,882,132)
NET CASH PROVIDED/(USED) BY FINANCING ACTIVITIES	(511,038)	427,934,277	321,638,163
NET INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS	(21,017,232)	28,173,589	3,664,283
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	36,731,488	8,557,899	4,893,616
CASH AND CASH EQUIVALENTS, END OF YEAR	$15,714,256	$36,731,488	$8,557,899
Supplemental Information:
Interest paid during the year	$23,643,303	$16,945,277	$12,571,820
Supplemental non-cash information:
Payment-in-kind interest income	$10,154,040	$10,726,734	$9,125,274
Net amortization of premium/(discount) on investments	$1,692,973	$835,131	$689,892
Amortization of deferred financing costs	$(2,593,026)	$(2,169,982)	$(1,477,860)
Issuance of common stock in connection with dividend reinvestment plan	$—	$2,045,710	$2,109,891

See accompanying notes to consolidated financial statements.

Medley Capital Corporation

Consolidated Schedule of Investments
September 30, 2015

Company(1)	Industry	Type of Investment	Maturity	Par Amount(2)	Cost(3)	Fair Value	% of Net Assets(4)
Non-Controlled/Non-Affiliated Investments:
AAR Intermediate Holdings LLC(11)	Energy: Oil & Gas	Senior Secured First Lien Term Loan (LIBOR + 12.00%, 1.00% LIBOR Floor)(18)	3/30/2019	31,966,906	30,302,821	22,503,872	3.6%
		Warrants to purchase 1.80% of outstanding company equity	3/30/2019	—	2,274,480	—	0.0%
				31,966,906	32,577,301	22,503,872
Accupac, Inc.	Containers, Packaging & Glass	Senior Secured Second Lien Term Loan (LIBOR + 10.00% Cash, 1.00% LIBOR Floor)(17)	3/20/2020	35,000,000	35,000,000	34,680,800	5.6%
				35,000,000	35,000,000	34,680,800
AESC Holding Corp, Inc.	Retail	Senior Secured Second Lien Term Loan (LIBOR + 9.00% Cash, 1.00% LIBOR Floor)(17)	5/27/2019	20,000,000	20,000,000	20,149,200	3.3%
				20,000,000	20,000,000	20,149,200
Albertville Quality Foods, Inc.(11)	Beverages & Food	Senior Secured First Lien Term Loan (LIBOR + 9.50% Cash, 1.00% LIBOR Floor, 3.00% LIBOR Cap)(17)	10/31/2018	17,452,830	17,452,830	17,580,585	2.8%
				17,452,830	17,452,830	17,580,585
Access Media Holdings, LLC(7)	Media: Broadcasting & Subscription	Senior Secured First Lien Term Loan (10.00%)	7/22/2020	7,536,913	7,536,913	7,536,913	1.2%
		Preferred Equity (12.00% PIK)	7/22/2020	1,187,417	1,187,417	207,578	0.0%
		16% of Common Equity of Newco	7/22/2020	—	—	—	0.0%
				8,724,330	8,724,330	7,744,491
American Covers, Inc.	Consumer Discretionary	Senior Secured Second Lien Term Loan (LIBOR + 8.50% Cash, 1.00% LIBOR Floor)(18)	3/1/2021	10,000,000	10,000,000	10,000,000	1.6%
				10,000,000	10,000,000	10,000,000
Aurora Flight Sciences Corporation	Aerospace & Defense	Senior Secured Second Lien Term Loan (11.25% Cash, 2.00% PIK)	3/16/2016	16,461,545	16,461,545	16,461,545	2.7%
				16,461,545	16,461,545	16,461,545
Autosplice, Inc.(7)(9)	High Tech Industries	Senior Secured First Lien Term Loan (LIBOR + 11.50% Cash, 1.00% LIBOR Floor)(18)	6/30/2019	14,817,844	14,817,844	14,773,761	2.4%
				14,817,844	14,817,844	14,773,761
Backcountry.com, Inc.	Retail	Senior Secured First Lien Term Loan (LIBOR + 7.25% Cash, 1.00% LIBOR Floor)(18)	6/30/2020	2,583,333	2,583,333	2,583,333	0.4%
				2,583,333	2,583,333	2,583,333
BayDelta Maritime LLC	Transportation: Cargo	Warrants to purchase 10% of the outstanding equity	6/30/2016	—	25,000	460,099	0.1%
				—	25,000	460,099
Be Green Packaging, LLC(7)(9)	Containers, Packaging & Glass	Senior Secured First Lien Term Loan (LIBOR + 10.00%, 1.00% LIBOR Floor)(18)	12/13/2018	5,000,000	5,000,000	4,823,494	0.8%
		Senior Secured First Lien Delayed Draw (LIBOR + 10.00%, 1.00% LIBOR Floor)(18)	12/13/2018	3,416,667	3,416,667	3,294,714	0.5%
		Revolver (LIBOR + 10.00%, 1.00% LIBOR Floor)(18)	12/13/2018	354,167	354,167	327,425	0.1%
		1.13% Partnership Interest in RCAF VI CIV XXIII, L.P.	12/13/2018	—	416,250	230,894	0.0%
				8,770,834	9,187,084	8,676,527

See accompanying notes to consolidated financial statements.

Medley Capital Corporation

Consolidated Schedule of Investments – (continued)
September 30, 2015

Company(1)	Industry	Type of Investment	Maturity	Par Amount(2)	Cost(3)	Fair Value	% of Net Assets(4)
Black Angus Steakhouses, LLC(7)(9)	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loan (LIBOR + 9.00% Cash, 1.00% LIBOR Floor)(17)	4/24/2020	8,111,607	8,111,607	8,111,607	1.3%
		Senior Secured First Lien Delayed Draw (LIBOR + 9.00%, 1.00% LIBOR Floor)	4/24/2020	—	—	—	0.0%
		Revolver (LIBOR + 9.00%, 1.00% LIBOR Floor)	4/24/2020	446,429	446,429	446,429	0.1%
				8,558,036	8,558,036	8,558,036
Brantley Transportation LLC(11)	Energy: Oil & Gas	Senior Secured First Lien Term Loan (12.00%)	8/2/2017	9,000,000	9,100,912	6,332,324	1.0%
				9,000,000	9,100,912	6,332,324
California Products Corporation	Chemicals, Plastics & Rubber	Senior Secured Second Lien Term Loan (13.00%)	5/27/2019	13,750,000	13,750,000	13,837,313	2.2%
				13,750,000	13,750,000	13,837,313
Calloway Laboratories, Inc.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (17.00% PIK)(10)	9/30/2016	38,860,511	29,573,477	—	0.0%
		Warrants to purchase 15.00% of the outstanding equity	9/30/2016	—	68,433	—	0.0%
				38,860,511	29,641,910	—
Capstone Nutrition	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (LIBOR + 11.50% Cash, 1.00% PIK, 1.00% LIBOR Floor)(18)	4/28/2019	20,085,144	20,085,144	20,109,849	3.2%
		384.62 Units of Common Stock(12)	4/28/2019	—	400,000	731,126	0.1%
				20,085,144	20,485,144	20,840,975
CP OPCO LLC	Services: Consumer	Senior Secured First Lien Term Loan (LIBOR + 6.75% Cash, 1.00% LIBOR Floor)(18)	9/30/2020	17,000,000	17,000,000	17,000,000	2.7%
				17,000,000	17,000,000	17,000,000
ContMid Intermediate Inc.(11)	Automotive	Senior Secured Second Lien Term Loan (LIBOR + 9.00% Cash, 1.00% LIBOR Floor)(17)	10/25/2019	15,000,000	15,000,000	14,811,049	2.4%
				15,000,000	15,000,000	14,811,049
ConvergeOne Holdings Corporation	Telecommunications	Senior Secured Second Lien Term Loan (LIBOR + 8.00% Cash, 1.00% LIBOR Floor)(18)	6/17/2021	12,500,000	12,391,902	12,320,250	2.0%
				12,500,000	12,391,902	12,320,250
Crow Precision Components LLC	Aerospace & Defense	Senior Secured First Lien Term Loan (LIBOR + 8.50% Cash, 1.00% LIBOR Floor)(17)	9/30/2019	14,000,000	14,000,000	13,998,510	2.3%
		250 units of outstanding equity in Wingman Holdings, Inc.	9/30/2019	—	500,000	589,147	0.1%
				14,000,000	14,500,000	14,587,657
DHISCO Electronic Distribution, Inc.(7)(11)	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loan A (LIBOR + 9.00%, 1.50% LIBOR Floor)	11/10/2019	31,238,095	31,238,095	31,479,253	5.1%
		Senior Secured First Lien Term Loan B (10.50% PIK)	2/10/2018	6,278,067	6,278,067	6,301,164	1.0%
		Revolving Credit Facility (LIBOR + 9.00%, 1.50% LIBOR Floor)(23)	5/10/2017	—	—	—	0.0%
		Equity – 1,230,769 Units(21)	2/10/2018	—	1,230,769	2,378,890	0.4%
				37,516,162	38,746,931	40,159,307
DLR Restaurants LLC(11)	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loan (11.00% Cash, 2.50% PIK)	4/18/2018	23,512,686	23,512,686	23,226,501	3.7%
		Unsecured Debt (12.00% Cash, 4.00% PIK)	4/18/2018	276,092	276,092	272,037	0.0%
				23,788,778	23,788,778	23,498,538

See accompanying notes to consolidated financial statements.

Medley Capital Corporation

Consolidated Schedule of Investments – (continued)
September 30, 2015

Company(1)	Industry	Type of Investment	Maturity	Par Amount(2)	Cost(3)	Fair Value	% of Net Assets(4)
DreamFinders Homes LLC(9)	Construction & Building	Senior Secured First Lien Term Loan B (LIBOR + 14.50% Cash)	10/1/2018	14,091,194	13,971,357	14,140,514	2.3%
		5,000 units of outstanding equity	10/1/2018	—	180,000	1,929,761	0.3%
				14,091,194	14,151,357	16,070,275
Dynamic Energy Services International LLC	Energy: Oil & Gas	Senior Secured First Lien Term Loan (LIBOR + 8.50% Cash, 1.00% LIBOR Floor)(17)	3/6/2018	17,575,000	17,575,000	17,042,829	2.7%
				17,575,000	17,575,000	17,042,829
Essex Crane Rental Corp.(11)	Construction & Building	Senior Secured First Lien Term Loan (LIBOR + 12.50% Cash, 1.00% LIBOR Floor)(18)	5/13/2019	20,000,000	20,000,000	19,325,800	3.1%
				20,000,000	20,000,000	19,325,800
FKI Security Group LLC(11)	Capital Equipment	Senior Secured First Lien Term Loan (LIBOR + 8.50% Cash, 1.00% LIBOR Floor)(18)	3/30/2020	14,906,250	14,906,250	14,616,174	2.4%
				14,906,250	14,906,250	14,616,174
Footprint Acquisition LLC	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 8.00% Cash)(17)	2/27/2020	5,250,102	5,250,103	5,151,828	0.8%
		Preferred Equity (8.75% PIK)	2/27/2020	5,151,581	5,151,581	4,652,001	0.8%
		150.0 units of Common Stock(22)	2/27/2020	—	—	—	0.0%
				10,401,683	10,401,684	9,803,829
Freedom Powersports LLC(7)(9)	Automotive	Senior Secured First Lien Term Loan (LIBOR + 11.50% Cash, 1.50% LIBOR Floor)(18)	9/26/2019	10,200,000	10,200,000	10,268,663	1.7%
		Senior Secured First Lien Delayed Draw (LIBOR + 11.50% Cash, 1.50% LIBOR Floor)	9/26/2019	3,000,000	3,000,000	3,032,312	0.5%
				13,200,000	13,200,000	13,300,975
Harrison Gypsum LLC(11)	Metals & Mining	Senior Secured First Lien Term Loan (LIBOR + 8.50% Cash, 0.50% PIK, 1.50% LIBOR Floor)(17)	12/21/2018	56,134,983	56,134,983	55,225,035	8.9%
				56,134,983	56,134,983	55,225,035
Heligear Acquisition Co.	Aerospace & Defense	Senior Secured First Lien Note (10.25% Cash)	10/15/2019	20,000,000	20,000,000	20,523,479	3.3%
				20,000,000	20,000,000	20,523,479
Help/Systems LLC	Services: Business	Senior Secured Second Lien Term Loan (LIBOR + 8.50% Cash, 1.00% LIBOR Floor)(17)	6/28/2020	15,000,000	15,000,000	15,150,000	2.5%
				15,000,000	15,000,000	15,150,000
JD Norman Industries, Inc.	Automotive	Senior Secured First Lien Term Loan (LIBOR + 10.25% Cash)(17)	3/6/2019	22,500,000	22,500,000	22,183,434	3.6%
				22,500,000	22,500,000	22,183,434
Jordan Reses Supply Company LLC	Healthcare & Pharmaceuticals	Senior Secured Second Lien Term Loan (LIBOR + 11.00%, 1.00% LIBOR Floor)	4/24/2020	20,000,000	20,000,000	20,349,811	3.3%
				20,000,000	20,000,000	20,349,811
Lighting Science Group Corporation	Containers, Packaging & Glass	Senior Secured Second Lien Term (LIBOR + 10.00% Cash, 2.00% PIK)(18)	2/19/2019	15,730,619	15,014,318	15,055,776	2.4%
		Warrants to purchase 2.36% of the outstanding equity	2/19/2019	—	955,680	353,080	0.1%
				15,730,619	15,969,998	15,408,856

See accompanying notes to consolidated financial statements.

Medley Capital Corporation

Consolidated Schedule of Investments – (continued)
September 30, 2015

Company(1)	Industry	Type of Investment	Maturity	Par Amount(2)	Cost(3)	Fair Value	% of Net Assets(4)
Lucky Strike Entertainment, L.L.C.	Hotel, Gaming & Leisure	Senior Secured Second Lien Term Loan (LIBOR + 11.00% Cash, 1.00% LIBOR Floor, 2.00% PIK)(18)	12/24/2019	10,254,472	10,254,472	10,163,515	1.6%
				10,254,472	10,254,472	10,163,515
Lydell Jewelry Design Studio LLC(11)	Consumer goods: Non-durable	Senior Secured First Lien Term Loan (LIBOR + 5.50% Cash, 7.50% PIK, 1.50% LIBOR Floor)(17)	9/13/2018	14,436,386	14,195,568	11,888,075	1.9%
		Warrants to purchase 13.3% of the outstanding membership units	9/13/2018	—	—	—	0.0%
				14,436,386	14,195,568	11,888,075
Merchant Cash and Capital LLC(9)	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Delayed Draw (LIBOR + 8.00% Cash, 3.00% LIBOR Floor)(17)	3/4/2016	17,500,000	17,500,000	17,547,775	2.8%
		Senior Secured Second Lien Term Loan (12.00% Cash)	8/19/2016	15,000,000	15,000,000	14,978,850	2.4%
				32,500,000	32,500,000	32,526,625
Meridian Behavioral Health LLC(7)(9)	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan A (LIBOR + 11.50%, 2.50% LIBOR Floor)(18)	11/14/2016	10,289,141	10,122,094	10,289,141	1.7%
		Senior Secured First Lien Term Loan B (LIBOR + 11.50%, 2.50% LIBOR Floor)(18)	11/14/2016	6,600,000	6,600,000	6,600,000	1.1%
		Warrants to purchase 8% of the outstanding equity	11/14/2016	—	536,296	5,431,566	0.9%
				16,889,141	17,258,390	22,320,707
Miratech Intermediate Holdings, Inc.(9)(11)	Automotive	Senior Secured First Lien Term Loan (LIBOR + 9.00% Cash, 1.00% LIBOR Floor, 2% PIK)(17)	5/9/2019	13,756,657	13,756,657	13,580,572	2.2%
				13,756,657	13,756,657	13,580,572
Momentum Telecom, Inc.	Telecommunications	Senior Secured First Lien Term Loan (LIBOR + 8.50% Cash, 1.00% LIBOR Floor)(17)	3/10/2019	9,140,653	9,140,653	9,274,290	1.5%
				9,140,653	9,140,653	9,274,290
Nation Safe Drivers Holdings, Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loan (LIBOR + 8.00% Cash, 2.00% LIBOR Floor)(18)	9/29/2020	35,278,846	35,278,846	35,302,130	5.7%
				35,278,846	35,278,846	35,302,130
Nielsen & Bainbridge LLC	Consumer goods: Durable	Senior Secured Second Lien Term Loan (LIBOR + 9.25% Cash, 1.00% LIBOR Floor)(17)	8/15/2021	25,000,000	25,000,000	24,714,648	4.0%
				25,000,000	25,000,000	24,714,648
Northern Lights MIDCO LLC	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan (LIBOR + 9.50% Cash, 1.50% LIBOR Floor)	11/24/2019	4,523,750	4,523,750	4,570,584	0.7%
				4,523,750	4,523,750	4,570,584
NorthStar Group Services, Inc.	Construction & Building	Unsecured Debt (2.50% Cash, 15.50% PIK)	10/24/2019	23,181,705	23,181,705	23,181,705	3.7%
				23,181,705	23,181,705	23,181,705
Oxford Mining Company, LLC(9)	Metals & Mining	Senior Secured First Lien Term Loan (LIBOR + 8.50% Cash, 3.00% PIK, 0.75% LIBOR Floor)	12/31/2018	20,160,994	20,160,994	19,387,166	3.1%
				20,160,994	20,160,994	19,387,166
The Plastics Group, Inc.	Chemicals, Plastics & Rubber	Senior Secured First Lien Term Loan (11.00% Cash, 2.00% PIK)	2/28/2019	21,427,726	21,427,726	21,083,168	3.4%

See accompanying notes to consolidated financial statements.

Medley Capital Corporation

Consolidated Schedule of Investments – (continued)
September 30, 2015

Company(1)	Industry	Type of Investment	Maturity	Par Amount(2)	Cost(3)	Fair Value	% of Net Assets(4)
				21,427,726	21,427,726	21,083,168
Point.360(7)	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 6.00% Cash)(18)	7/8/2020	320,000	320,000	320,000	0.1%
		Equity – 479,283 Common Shares(24)	7/8/2020	—	129,406	479,283	0.1%
		Warrants to purchase 2.8% of the outstanding common shares(25)	7/8/2020	—	52,757	272,711	0.0%
				320,000	502,163	1,071,994
Prestige Industries LLC	Services: Business	Senior Secured Second Lien Term Loan (18.00% PIK)	11/1/2017	7,932,041	7,879,442	7,280,186	1.2%
		Warrants to purchase 0.63% of the outstanding common units	11/1/2017	—	151,855	—	0.0%
				7,932,041	8,031,297	7,280,186
Prince Mineral Holding Corp.(8)	Metals & Mining	Senior Secured First Lien Note (11.50%)	12/15/2019	6,800,000	6,744,599	5,712,000	0.9%
				6,800,000	6,744,599	5,712,000
RCS Management Corporation & Specialized Medical Services, Inc.(7)	Healthcare & Pharmaceuticals	Senior Secured Second Lien Term Loan (LIBOR + 11.00% Cash, 1.50% LIBOR Floor, 0.50% PIK)(17)	2/29/2016	28,746,290	28,746,290	28,746,290	4.6%
				28,746,290	28,746,290	28,746,290
Red Skye Wireless LLC(7)(9)	Retail	Senior Secured First Lien Term Loan (LIBOR + 9.00% Cash, 1.00% LIBOR Floor)(17)	6/27/2018	20,387,686	20,387,686	20,666,563	3.3%
				20,387,686	20,387,686	20,666,563
Reddy Ice Corporation	Beverages & Food	Senior Secured Second Lien Term Loan (LIBOR + 9.50% Cash, 1.25% LIBOR Floor)(17)	11/1/2019	17,000,000	17,000,000	13,436,761	2.2%
				17,000,000	17,000,000	13,436,761
Response Team Holdings, LLC	Construction & Building	Senior Secured First Lien Term Loan (LIBOR + 8.50% Cash, 1.00% PIK, 2.00% LIBOR Floor)(17)	3/28/2019	25,537,850	25,537,850	25,305,455	4.1%
		Preferred Equity (12.00% PIK)	3/28/2019	5,549,736	5,218,954	5,077,731	0.8%
		Warrants to purchase 6.17% of the outstanding common units	3/28/2019	—	429,012	837,967	0.1%
				31,087,586	31,185,816	31,221,153
Safeworks LLC(11)	Capital Equipment	Unsecured Debt (12.00% Cash)	1/31/2020	15,000,000	15,000,000	15,148,023	2.4%
				15,000,000	15,000,000	15,148,023
Sendero Drilling Company LLC(9)	Energy: Oil & Gas	Senior Secured First Lien Term Loan (LIBOR + 11.00% Cash)(17)	3/18/2019	13,026,628	12,427,454	13,106,872	2.1%
		Warrants to purchase 5.52% of the outstanding common units	3/18/2019	—	793,523	4,353,269	0.7%
				13,026,628	13,220,977	17,460,141
Seotowncenter, Inc.(11)	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 9.00% Cash, 1.00% LIBOR Floor)(18)	9/11/2019	27,500,000	27,500,000	27,428,182	4.4%
		3,249.697 shares of Common Stock(13)	9/11/2019	—	500,000	1,184,303	0.2%
				27,500,000	28,000,000	28,612,485
Ship Supply Acquisition Corporation(7)	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 8.00% Cash, 1.00% LIBOR Floor)(18)	7/31/2020	8,498,664	8,498,664	8,498,579	1.4%
		Revolver (LIBOR + 8.00% Cash, 1.00% LIBOR Floor)(18)(19)	7/31/2016	414,569	414,569	414,569	0.1%
				8,913,233	8,913,233	8,913,148

See accompanying notes to consolidated financial statements.

Medley Capital Corporation

Consolidated Schedule of Investments – (continued)
September 30, 2015

Company(1)	Industry	Type of Investment	Maturity	Par Amount(2)	Cost(3)	Fair Value	% of Net Assets(4)
Stancor, Inc.	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 8.00% Cash, 0.75% LIBOR Floor)(17)	8/19/2019	7,000,000	7,000,000	6,815,830	1.1%
		263,814.43 Class A Units(14)	8/19/2019	—	263,814	267,114	0.0%
				7,000,000	7,263,814	7,082,944
T. Residential Holdings LLC	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan (12.00%)	3/28/2019	19,500,000	19,500,000	19,500,000	3.1%
				19,500,000	19,500,000	19,500,000
Taylored Freight Services LLC	Services: Business	Senior Secured Second Lien Term Loan (LIBOR + 9.50% Cash, 2.00% PIK, 1.50% LIBOR Floor)(18)	11/1/2017	15,330,548	15,330,548	14,274,887	2.3%
				15,330,548	15,330,548	14,274,887
Tempel Steel Company(8)	Metals & Mining	Senior Secured First Lien Note (12.00%)	8/15/2016	11,000,000	10,952,851	10,145,174	1.7%
				11,000,000	10,952,851	10,145,174
Tenere Acquisition Corp.(7)(9)	Chemicals, Plastics & Rubber	Senior Secured First Lien Term Loan (11.00% Cash, 2.00% PIK)	12/15/2017	11,359,842	11,359,842	11,627,039	1.9%
				11,359,842	11,359,842	11,627,039
Transtelco Inc.	Telecommunications	Senior Secured First Lien Term Loan (LIBOR + 9.00% Cash, 1.50% LIBOR Floor)(17)	11/19/2017	18,864,000	18,864,000	18,924,365	3.1%
				18,864,000	18,864,000	18,924,365
Untangle, Inc.	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 12.00% Cash)(17)	4/18/2019	9,527,500	9,527,500	9,527,690	1.5%
				9,527,500	9,527,500	9,527,690
Velocity Pooling Vehicle LLC	Automotive	Senior Secured Second Lien Term Loan (LIBOR + 7.25% Cash, 1.00% LIBOR Floor)(17)	5/14/2022	24,000,000	21,008,149	19,832,766	3.2%
				24,000,000	21,008,149	19,832,766
Watermill-QMC Midco, Inc.	Automotive	Senior Secured First Lien Term Loan (13.00% Cash)	6/30/2020	15,409,609	15,409,609	15,409,609	2.5%
		1.3% Partnership Interest in Watermill-QMC Midco Inc.(6)	6/30/2020	—	295,362	295,362	0.0%
				15,409,609	15,704,971	15,704,971
Wheels Up Partners LLC(11)	Aerospace & Defense	Senior Secured First Lien Delayed Draw (LIBOR + 8.55% Cash, 1.00% LIBOR Floor)(18)	10/15/2021	18,230,736	18,230,736	18,311,863	3.1%
				18,230,736	18,230,736	18,311,863
Window Products, Inc.	Construction & Building	Senior Secured Second Lien Term Loan (LIBOR + 10.75% Cash, 1.00% LIBOR Floor)(18)	12/27/2019	14,000,000	14,000,000	14,140,000	2.3%
				14,000,000	14,000,000	14,140,000
Subtotal Non-Controlled/Non-Affiliated Investments				$1,213,639,618	$1,206,547,508	$1,156,759,365

See accompanying notes to consolidated financial statements.

Medley Capital Corporation

Consolidated Schedule of Investments – (continued)
September 30, 2015

Company(1)	Industry	Type of Investment	Maturity	Par Amount(2)	Cost(3)	Fair Value	% of Net Assets(4)
Control Investments:(5)
MCC Senior Loan Strategy JV I LLC	Multisector Holdings	Equity – 87.5% ownership of MCC Senior Loan Strategy JV I LLC		—	14,437,500	14,215,834	2.3%
				—	14,437,500	14,215,834
OmniVere LLC	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 12.00% Cash, 1.00% PIK)(18)	5/5/2019	17,805,885	17,406,591	17,805,885	2.9%
		Unsecured Debt (8.00% PIK)(10)	7/24/2025	12,971,722	12,482,834	7,059,693	1.1%
		Warrants to purchase outstanding equity(20)	5/5/2019	—	872,698	—	0.0%
				30,777,607	30,762,123	24,865,578
United Road Towing Inc.	Services: Business	Senior Secured Second Lien Term Loan (LIBOR + 9.00% Cash)(18)	2/21/2020	17,000,000	17,000,000	16,489,975	2.7%
		Preferred Equity Class C (8.00% PIK)(10)	2/21/2020	18,802,789	17,466,375	17,747,200	2.9%
		Preferred Equity Class C-1 (8.00% PIK)(10)	2/21/2020	1,326,945	1,326,946	27,028	0.0%
		Preferred Equity Class A-2 (8.00% PIK)(10)	2/21/2020	4,996,578	4,664,855	690,695	0.1%
		65,809.73 Class B Common Units(15)	2/21/2020	—	1,098,096	161,892	0.0%
				42,126,312	41,556,272	35,116,790
Subtotal Control Investments				$42,126,312	$55,993,772	$49,332,624
Affiliated Investments:
US Multifamily, LLC	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan (10.00% Cash)	9/10/2019	6,670,000	6,670,000	6,670,000	1.1%
		Preferred Equity – 33,300 Units(16)	9/10/2019	—	3,330,000	3,330,000	0.5%
				6,670,000	10,000,000	10,000,000
Subtotal Affiliated Investments				$6,670,000	$10,000,000	$10,000,000
Total Investments, September 30, 2015				$1,262,435,930	$1,272,541,280	$1,216,091,989	196.2%

(1)	All of our investments are domiciled in the United States. Certain investments also have international operations.
(2)	Par amount includes accumulated PIK interest and is net of repayments.
(3)	Gross unrealized appreciation, gross unrealized depreciation, and net depreciation for federal income tax purposes totaled $32.9 million, $71.4 million and $38.5 million, respectively. The tax cost of investments is $1,253.0 million.
(4)	Percentage is based on net assets of $619,920,384 as of September 30, 2015.
(5)	Control Investments are defined by the Investment Company Act of 1940 (“1940 Act”) as investments in companies in which the Company owns more than 25% of the voting securities or maintains greater than 50% of the board representation.
(6)	12,711 Units represents 1.3% of partnership interest in Watermill-QMC Partners, LP.
(7)	The investment has an unfunded commitment as of September 30, 2015 (See note 8).
(8)	Securities are exempt from registration under Rule 144a of the Securities Act of 1933. These securities represent a fair value of $15.9 million and 2.6% of net assets as of September 30, 2015 and are considered restricted.
(9)	Includes an analysis of the value of any unfunded loan commitments.
(10)	The investment was on non-accrual status as of September 30, 2015.

See accompanying notes to consolidated financial statements.

Medley Capital Corporation

Consolidated Schedule of Investments – (continued)
September 30, 2015

(11)	A portion of this investment was sold via a participation agreement (See note 3).
(12)	384.62 Units represents 1.55% ownership of Cornerstone Research & Development Inc.
(13)	3,249.697 shares of Common Stock represents 2.917% ownership of Boostability Holdings, Inc.
(14)	263,814.43 Class A Units represents 0.882% ownership of Stancor, Inc.
(15)	65,809.73 Class B Common Units Represents 65.8% ownership of United Road Towing, Inc.
(16)	33,300 Units represents 18.167% ownership of US Multifamily, LLC.
(17)	The interest rate on these loans is subject to a base rate plus 1 Month London Interbank Offering Rate (“LIBOR”), which at September 30, 2015 was 0.20%. As the interest rate is subject to a minimum LIBOR Floor which was greater than the 1 Month LIBOR rate at September 30, 2015, the prevailing rate in effect at September 30, 2015 was the base rate plus the LIBOR Floor.
(18)	The interest rate on these loans is subject to a base rate plus 3 Month LIBOR, which at September 30, 2015 was 0.33%. As the interest rate is subject to a minimum LIBOR Floor which was greater than the 3 Month LIBOR rate at September 30, 2015, the prevailing rate in effect at September 30, 2015 was the base rate plus the LIBOR Floor.
(19)	The investment earns 0.50% commitment fee on all unused commitment. At September 30, 2015, there was $621,853.46 of unused commitment.
(20)	5,055.56 Units of Common Stock, represents 50.56% of the outstanding equity
(21)	1,230,769 Units represents 4.17% ownership of Pegasus Solutions, Inc.
(22)	150 Units represents 15.0% of Footprint Holding Company, Inc.
(23)	The investment earns 0.50% commitment fee on all unused commitment. At September 30, 2015, there was $3,047,619.05 of unused commitment.
(24)	479,283 Common Shares represents 3.8% of the outstanding common shares in Point.360.
(25)	351,713 Units represents 2.8% of the outstanding common shares in Point.360.

See accompanying notes to consolidated financial statements.

Medley Capital Corporation

Consolidated Schedule of Investments
September 30, 2014

Company(1)	Industry(24)	Type of Investment	Maturity	Par Amount(2)	Cost(18)	Fair Value	% of Net Assets(3)
Non-Controlled/Non-Affiliated Investments:
AAR Intermediate Holdings, LLC(11)	Energy: Oil & Gas	Senior Secured First Lien Term Loan (LIBOR + 12.00%, 1.00% LIBOR Floor)(20)	3/30/2019	36,831,683	34,324,994	34,323,923	4.7%
		Senior Secured First Lien Term Loan (LIBOR + 12.00%, 1.00% LIBOR Floor)(20)	6/30/2015	3,168,317	3,168,317	3,168,317	0.4%
		Warrants to purchase 1.98% of outstanding company equity	3/30/2019	—	2,507,760	2,507,760	0.3%
				40,000,000	40,001,071	40,000,000
Accupac, Inc.	Containers, Packaging & Glass	Senior Secured Second Lien Term Loan (12.29% Cash)	11/10/2018	10,000,000	10,000,000	10,000,000	1.4%
				10,000,000	10,000,000	10,000,000
Aderant North America, Inc.	Services: Business	Senior Secured Second Lien Term Loan (LIBOR + 8.75%, 1.25% LIBOR Floor)(19)	6/20/2019	4,550,000	4,550,000	4,614,519	0.6%
				4,550,000	4,550,000	4,614,519
Albertville Quality Foods, Inc.(11)	Beverages & Food	Senior Secured First Lien Term Loan (LIBOR + 9.50% Cash, 1.00% LIBOR Floor, 3.00% LIBOR Cap)(19)	10/31/2018	17,452,830	17,452,830	17,697,519	2.4%
				17,452,830	17,452,830	17,697,519
Allen Edmonds Corporation	Retail	Senior Secured Second Lien Term Loan (LIBOR + 9.00% Cash, 1.00% LIBOR Floor)(19)	5/27/2019	20,000,000	20,000,000	20,206,400	2.8%
				20,000,000	20,000,000	20,206,400
Alora Pharmaceuticals LLC(11)	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (LIBOR + 9.00% Cash, 1.00% LIBOR Floor)(19)	9/13/2018	13,300,000	13,300,000	13,544,587	1.9%
				13,300,000	13,300,000	13,544,587
AM3 Pinnacle Corporation(9)	Media: Broadcasting & Subscription	Senior Secured First Lien Term Loan (10.00%)	10/22/2018	7,834,944	7,834,944	7,834,944	1.1%
				7,834,944	7,834,944	7,834,944
Amerit Fleet Services, Inc.	Services: Business	Senior Secured Second Lien Term Loan (LIBOR + 9.70% Cash, 1.00% LIBOR Floor, 1.50% PIK)(19)	12/21/2016	8,206,151	8,206,151	8,196,960	1.1%
				8,206,151	8,206,151	8,196,960
ARBOC Specialty Vehicles LLC	Automotive	Senior Secured First Lien Term Loan (LIBOR + 12.50% Cash, 1.00% LIBOR Floor)(20)	3/21/2018	20,965,500	20,965,500	21,149,368	2.9%
				20,965,500	20,965,500	21,149,368
Aurora Flight Sciences Corporation	Aerospace & Defense	Senior Secured Second Lien Term Loan (11.25% Cash, 2.00% PIK)	3/16/2016	16,131,380	16,131,380	16,131,380	2.2%
				16,131,380	16,131,380	16,131,380
Autosplice, Inc.(9)	High Tech Industries	Senior Secured First Lien Term Loan (LIBOR + 11.50% Cash, 1.00% LIBOR Floor)(20)	6/30/2019	14,817,844	14,817,844	14,817,844	2.0%
				14,817,844	14,817,844	14,817,844
BayDelta Maritime LLC	Transportation: Cargo	Warrants to purchase 10% of the outstanding equity	6/30/2016	—	25,000	524,692	0.1%
				—	25,000	524,692

See accompanying notes to consolidated financial statements.

Medley Capital Corporation

Consolidated Schedule of Investments – (continued)
September 30, 2014

Company(1)	Industry(24)	Type of Investment	Maturity	Par Amount(2)	Cost(18)	Fair Value	% of Net Assets(3)
Be Green Manufacturing and Distribution Centers LLC(9)(12)	Containers, Packaging & Glass	Senior Secured First Lien Term Loan (LIBOR + 10.00%, 1.00% LIBOR Floor)(20)	12/13/2018	5,000,000	5,000,000	4,928,350	0.7%
		Senior Secured First Lien Delayed Draw (LIBOR + 10.00%, 1.00% LIBOR Floor)(20)	12/13/2018	1,791,667	1,791,667	1,731,958	0.2%
		Revolver (LIBOR + 10.00%, 1.00% LIBOR Floor)(20)	12/13/2018	354,167	354,167	341,250	0.0%
		1.63% Partnership Interest in Be Green Packaging LLC	12/13/2018	—	416,250	287,947	0.0%
				7,145,834	7,562,084	7,289,505
Brantley Transportation LLC(11)	Energy: Oil & Gas	Senior Secured First Lien Term Loan (12.00%)	8/2/2017	9,375,000	9,520,135	9,375,000	1.3%
				9,375,000	9,520,135	9,375,000
California Products Corporation	Chemicals, Plastics and Rubber	Senior Secured Second Lien Term Loan (13.00%)	5/27/2019	13,750,000	13,750,000	13,879,800	1.9%
				13,750,000	13,750,000	13,879,800
Calloway Laboratories, Inc.(10)(21)	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (17.00% PIK)	9/30/2015	31,800,948	28,573,477	15,484,032	2.1%
		Warrants to purchase 15.00% of the outstanding equity	9/30/2015	—	68,433	—	0.0%
				31,800,948	28,641,910	15,484,032
CP OPCO LLC	Services: Consumer	Senior Secured First Lien Term Loan (LIBOR + 6.75% Cash, 1.00% LIBOR Floor)(20)	9/30/2020	20,000,000	20,000,000	20,000,000	2.7%
				20,000,000	20,000,000	20,000,000
ContMid, Inc.(11)	Automotive	Senior Secured Second Lien Term Loan (LIBOR + 9.00% Cash, 1.00% LIBOR Floor)(19)	10/25/2019	15,000,000	15,000,000	15,000,000	2.1%
				15,000,000	15,000,000	15,000,000
ConvergeOne Holdings Corporation	Telecommunications	Senior Secured Second Lien Term Loan (LIBOR + 8.00% Cash, 1.00% LIBOR Floor)(20)	6/17/2021	12,500,000	12,378,218	12,458,750	1.7%
				12,500,000	12,378,218	12,458,750
Cornerstone Research & Development, Inc.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (LIBOR + 9.50% Cash, 1.00% LIBOR Floor)(20)	4/28/2019	20,000,000	20,000,000	20,013,000	2.7%
		384.62 Units of Common Stock(13)	4/28/2019	—	400,000	346,272	0.0%
				20,000,000	20,400,000	20,359,272
Crow Precision Components LLC	Aerospace & Defense	Senior Secured First Lien Term Loan (LIBOR + 8.50% Cash, 1.00% LIBOR Floor)(19)	9/30/2019	10,000,000	10,000,000	10,000,000	1.4%
				10,000,000	10,000,000	10,000,000
Dispensing Dynamics International(8)	Consumer goods: Non-durable	Senior Secured Note (12.50%)	1/1/2018	2,800,000	2,759,638	3,031,000	0.4%
				2,800,000	2,759,638	3,031,000
DLR Restaurants LLC(9)(11)(12)	Hotels, Gaming & Leisure	Senior Secured First Lien Term Loan (11.00% Cash, 2.50% PIK)	4/18/2018	20,434,015	20,434,015	20,892,695	2.9%
		Unsecured Debt (12.00% Cash, 4.00% PIK)	4/18/2018	265,166	265,166	265,166	0.0%
				20,699,181	20,699,181	21,157,861
DreamFinders Homes LLC(9)(12)	Construction & Building	Senior Secured First Lien Term Loan B (LIBOR + 14.50% Cash)(20)	10/1/2018	12,296,397	12,145,238	12,470,916	1.7%
		Warrants to purchase 5% of outstanding equity	10/1/2018	—	180,000	1,748,827	0.2%
				12,296,397	12,325,238	14,219,743

See accompanying notes to consolidated financial statements.

Medley Capital Corporation

Consolidated Schedule of Investments – (continued)
September 30, 2014

Company(1)	Industry	Type of Investment	Maturity	Par Amount(2)	Cost(18)	Fair Value	% of Net Assets(3)
Dynamic Energy Services International LLC	Energy: Oil & Gas	Senior Secured First Lien Term Loan (LIBOR + 8.50% Cash, 1.00% LIBOR Floor)(19)	3/6/2018	18,525,000	18,525,000	18,533,151	2.5%
				18,525,000	18,525,000	18,533,151
Essex Crane Rental Corp.(11)	Construction & Building	Senior Secured First Lien Term Loan (LIBOR + 10.50% Cash, 1.00% LIBOR Floor)(20)	5/13/2019	20,000,000	20,000,000	19,922,200	2.7%
				20,000,000	20,000,000	19,922,200
Exide Technologies(7)(10)	Services: Business	Senior Secured First Lien Note (8.63%)	2/1/2018	10,000,000	8,335,950	2,487,500	0.3%
				10,000,000	8,335,950	2,487,500
FC Operating LLC	Retail	Senior Secured First Lien Term Loan (LIBOR + 10.75% Cash, 1.25% LIBOR Floor)(20)	11/14/2017	10,350,000	10,350,000	9,854,959	1.4%
				10,350,000	10,350,000	9,854,959
Freedom Powersports LLC(9)	Automotive	Senior Secured First Lien Term Loan (LIBOR + 11.50% Cash, 1.50% LIBOR Floor)(20)	9/26/2019	10,200,000	10,200,000	10,200,000	1.4%
		Senior Secured First Lien Delayed Draw (LIBOR + 11.50% Cash, 1.50% LIBOR Floor)(6)	9/26/2019	—	—	—	0.0%
				10,200,000	10,200,000	10,200,000
GSG Fasteners, LLC(11)	Consumer goods: Non-durable	Senior Secured First Lien Term Loan (LIBOR + 9.50% Cash, 1.00% LIBOR Floor)(19)	11/18/2018	8,662,500	8,662,500	8,835,750	1.2%
				8,662,500	8,662,500	8,835,750
Harrison Gypsum LLC(11)	Metals & Mining	Senior Secured First Lien Term Loan (LIBOR + 8.50% Cash, 0.50% PIK, 1.50% LIBOR Floor)(19)	12/21/2017	25,459,294	25,459,294	25,078,678	3.4%
				25,459,294	25,459,294	25,078,678
HD Vest, Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loan (LIBOR + 8.00% Cash, 1.25% LIBOR Floor)(19)	6/18/2019	8,750,000	8,750,000	8,925,000	1.2%
				8,750,000	8,750,000	8,925,000
Help/Systems LLC	Services: Business	Senior Secured Second Lien Term Loan (LIBOR + 8.50% Cash, 1.00% LIBOR Floor)(19)	6/28/2020	15,000,000	15,000,000	15,208,500	2.1%
				15,000,000	15,000,000	15,208,500
HGDS Acquisition LLC	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 12.00% Cash, 3.50% PIK)(19)	3/28/2018	10,101,921	10,101,921	10,019,085	1.4%
				10,101,921	10,101,921	10,019,085
Ingenio LLC(22)	Services: Consumer	Senior Secured First Lien Term Loan (11.25%)	3/14/2019	23,634,540	23,634,540	23,606,415	3.2%
				23,634,540	23,634,540	23,606,415
Integra Telecom	Telecommunications	Senior Secured Second Lien Term Loan (LIBOR + 8.50% Cash, 1.25% LIBOR Floor)(19)	2/22/2020	12,132,000	12,154,991	12,374,640	1.7%
				12,132,000	12,154,991	12,374,640
Interface Security Systems(8)	Services: Consumer	Senior Secured First Lien Note (9.25%)	1/15/2018	3,333,000	3,333,000	3,424,659	0.5%
				3,333,000	3,333,000	3,424,659

See accompanying notes to consolidated financial statements.

Medley Capital Corporation

Consolidated Schedule of Investments – (continued)
September 30, 2014

Company(1)	Industry	Type of Investment	Maturity	Par Amount(2)	Cost(18)	Fair Value	% of Net Assets(3)
JD Norman Industries, Inc.	Metals & Mining	Senior Secured First Lien Term Loan (LIBOR + 10.25% Cash)(19)	3/6/2019	23,700,000	23,700,000	23,790,060	3.4%
				23,700,000	23,700,000	23,790,060
Lexmark Carpet Mills, Inc.	Consumer goods: Durable	Senior Secured First Lien Term Loan (LIBOR + 10.00%, 1.00% LIBOR Floor, 2.50% LIBOR Cap)(19)	9/30/2018	29,875,880	29,875,880	30,573,482	4.2%
				29,875,880	29,875,880	30,573,482
Lighting Science Group Corporation	Containers, Packaging & Glass	Senior Secured Second Lien Term (LIBOR + 10.00% Cash, 2.00% PIK)(20)	2/19/2019	15,415,114	14,544,245	14,985,957	2.1%
		Warrants to purchase 2.38% of the outstanding equity	2/19/2019	—	955,680	165,000	0.0%
				15,415,114	15,499,925	15,150,957
Linc Energy Finance (USA), Inc.(8)	Energy: Oil & Gas	Senior Secured First Lien Note (12.50%)	10/31/2017	3,500,000	3,413,382	3,765,335	0.5%
				3,500,000	3,413,382	3,765,335
Lucky Strike Entertainment, L.L.C.	Hotels, Gaming & Leisure	Senior Secured Second Lien Term Loan (LIBOR + 11.00% Cash, 1.00% LIBOR Floor, 2.00% PIK)(20)	12/24/2018	11,504,472	11,504,472	11,622,163	1.6%
				11,504,472	11,504,472	11,622,163
Lydell Jewelry Design Studio LLC(11)	Consumer goods: Non-durable	Senior Secured First Lien Term Loan (LIBOR + 10.50%, 1.50% LIBOR Floor)(19)	9/13/2018	13,072,000	13,072,000	12,312,125	1.7%
		Warrants to purchase 13.3% of the outstanding membership units	9/13/2018	—	—	—	0.0%
				13,072,000	13,072,000	12,312,125
Marine Accessories Corporation	Consumer goods: Non-durable	Senior Secured First Lien Term Loan (LIBOR + 11.00% Cash, 1.00% LIBOR Floor, 1.00% PIK)(19)	11/26/2018	9,927,669	9,927,669	10,031,115	1.4%
				9,927,669	9,927,669	10,031,115
Merchant Cash and Capital LLC(9)(12)	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Delayed Draw (LIBOR + 8.00% Cash, 3.00% LIBOR Floor)(19)	3/4/2016	12,203,330	12,203,333	12,316,558	1.7%
		Senior Secured Second Lien Term Loan (12.00% Cash)	8/19/2016	15,000,000	15,000,000	15,000,000	2.2%
				27,203,330	27,203,333	27,316,558
Meridian Behavioral Health LLC(9)	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan A (LIBOR + 11.50%, 2.50% LIBOR Floor)(20)	11/14/2016	10,289,141	10,003,035	10,392,032	1.4%
		Senior Secured First Lien Term Loan B (LIBOR + 11.50%, 2.50% LIBOR Floor)(20)	11/14/2016	4,600,000	4,600,000	4,600,000	0.6%
		Warrants to purchase 8% of the outstanding equity	11/14/2016	—	536,296	2,138,477	0.3%
				14,889,141	15,139,331	17,130,509

See accompanying notes to consolidated financial statements.

Medley Capital Corporation

Consolidated Schedule of Investments – (continued)
September 30, 2014

Company(1)	Industry	Type of Investment	Maturity	Par Amount(2)	Cost(18)	Fair Value	% of Net Assets(3)
Miratech Intermediate Holdings, Inc.(9)(11)	Automotive	Senior Secured First Lien Term Loan (LIBOR + 9.00% Cash, 1.00% LIBOR Floor)(19)	5/9/2019	16,000,000	16,000,000	16,059,360	2.2%
		Senior Secured First Lien Delayed Draw (LIBOR + 9.00% Cash, 1.00% LIBOR Floor)(6)	5/9/2019	—	—	54,794	0.0%
				16,000,000	16,000,000	16,114,154
Modern VideoFilm, Inc.(10)	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 9.00% Cash, 1.50% LIBOR Floor, 3.00% PIK)(19)	9/25/2017	14,433,924	13,567,026	4,211,819	0.6%
		Warrants to purchase 4.5% of the outstanding equity	9/25/2017	—	339,573	—	0.0%
				14,433,924	13,906,599	4,211,819
Momentum Telecom, Inc.	Telecommunications	Senior Secured First Lien Term Loan (LIBOR + 8.50% Cash, 1.00% LIBOR Floor)(19)	3/10/2019	9,792,982	9,792,982	9,947,124	1.4%
				9,792,982	9,792,982	9,947,124
Nation Safe Drivers Holdings, Inc.(9)	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loan (LIBOR + 8.00% Cash, 2.00% LIBOR Floor)(20)	9/29/2020	35,278,846	35,278,846	35,278,846	4.8%
				35,278,846	35,278,846	35,278,846
Nielsen & Bainbridge LLC	Consumer goods: Durable	Senior Secured Second Lien Term Loan (LIBOR + 9.25% Cash, 1.00% LIBOR Floor)(19)	8/15/2021	25,000,000	25,000,000	25,000,000	3.4%
				25,000,000	25,000,000	25,000,000
Northstar Aerospace, Inc.	Aerospace & Defense	Senior Secured First Lien Note (10.25% Cash)	10/15/2019	25,000,000	25,000,000	25,000,000	3.4%
				25,000,000	25,000,000	25,000,000
Northstar Group Services, Inc.(23)	Construction & Building	Unsecured Debt (11.00% Cash)	10/24/2019	22,920,000	22,920,000	22,920,916	3.1%
				22,920,000	22,920,000	22,920,916
Omnivere LLC	Services: Business	Senior Secured First Lien Term Loan A (LIBOR + 12.00% Cash, 1.00% PIK)(20)	5/5/2019	18,409,339	17,586,630	16,384,311	2.2%
		Senior Secured First Lien Term Loan C (LIBOR + 12.00% Cash, 1.00% PIK)(20)	5/5/2019	3,176,202	3,176,202	2,826,820	0.4%
		Warrants to purchase 12.50% of the outstanding equity	5/5/2019	—	872,698	—	0.0%
				21,585,541	21,635,530	19,211,131
The Plastics Group Acquisition Corp	Chemicals, Plastics & Rubber	Senior Secured First Lien Term Loan (11.00% Cash, 2.00% PIK)	2/28/2019	20,999,119	20,999,119	21,215,200	2.9%
				20,999,119	20,999,119	21,215,200
Prestige Industries LLC	Services: Business	Senior Secured Second Lien Term Loan (18.00% PIK)	1/31/2017	6,621,208	6,535,242	6,034,768	0.8%
		Warrants to purchase 0.63% of the outstanding common units	1/31/2017	—	151,855	—	0.0%
				6,621,208	6,687,097	6,034,768
Prince Mineral Holding Corp.(8)	Metals & Mining	Senior Secured First Lien Note (12.00%)	12/15/2019	6,800,000	6,734,981	7,302,588	1.0%
				6,800,000	6,734,981	7,302,588
RCS Capital Corporation	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loan (LIBOR + 9.50% Cash, 1.00% LIBOR Floor)(19)	4/29/2021	7,200,000	7,200,000	7,338,600	1.0%
				7,200,000	7,200,000	7,338,600

See accompanying notes to consolidated financial statements.

Medley Capital Corporation

Consolidated Schedule of Investments – (continued)
September 30, 2014

Company(1)	Industry	Type of Investment	Maturity	Par Amount(2)	Cost(18)	Fair Value	% of Net Assets(3)
RCS Management Corporation & Specialized Medical Services, Inc.	Healthcare & Pharmaceuticals	Senior Secured Second Lien Term Loan (LIBOR + 11.00% Cash, 1.50% LIBOR Floor, 0.50% PIK)(19)	4/30/2015	25,604,168	25,604,168	25,604,168	3.5%
				25,604,168	25,604,168	25,604,168
Red Skye Wireless LLC(9)(12)	Retail	Senior Secured First Lien Term Loan (LIBOR + 9.00% Cash, 1.00% LIBOR Floor)(19)	6/27/2018	25,065,799	25,065,799	25,691,626	3.5%
				25,065,799	25,065,799	25,691,626
Reddy Ice Corporation	Beverages & Food	Senior Secured Second Lien Term Loan (LIBOR + 9.50% Cash, 1.25% LIBOR Floor)(19)	11/1/2019	17,000,000	17,000,000	16,222,930	2.2%
				17,000,000	17,000,000	16,222,930
Response Team Holdings, LLC	Construction & Building	Senior Secured First Lien Term Loan (LIBOR + 8.50% Cash, 1.00% PIK, 2.00% LIBOR Floor)(19)	3/28/2019	25,280,688	25,280,688	25,646,246	3.5%
		Preferred Equity (12.00% PIK)	3/28/2019	4,922,899	4,524,750	4,719,386	0.6%
		Warrants to purchase 6.17% of the outstanding common units	3/28/2019	—	429,012	1,508,887	0.2%
				30,203,587	30,234,450	31,874,519
Safeworks LLC(11)	Capital Equipment	Unsecured Debt (12.00% Cash)	1/31/2020	15,000,000	15,000,000	15,000,000	2.2%
				15,000,000	15,000,000	15,000,000
Sendero Drilling Company LLC(9)(12)	Energy: Oil & Gas	Senior Secured First Lien Term Loan (LIBOR + 11.00% Cash)(19)	3/18/2019	19,080,000	18,350,454	18,808,201	2.6%
		Warrants to purchase 5.52% of the outstanding common units	3/18/2019	—	793,523	2,730,402	0.4%
				19,080,000	19,143,977	21,538,603
Seotowncenter, Inc.(11)	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 9.00% Cash, 1.00% LIBOR Floor)(20)	9/11/2019	27,500,000	27,500,000	27,500,000	3.8%
		3,249.697 shares of Common Stock(14)	9/11/2019	—	500,000	500,000	0.1%
				27,500,000	28,000,000	28,000,000
Stancor, Inc.	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 8.00% Cash, 0.75% LIBOR Floor)(19)	8/19/2019	7,000,000	7,000,000	7,000,000	1.0%
		250,000 Class A Units(15)	8/19/2019	—	250,000	250,000	0.0%
				7,000,000	7,250,000	7,250,000
T. Residential Holdings LLC	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan (12.00%)	3/28/2019	20,000,000	20,000,000	20,250,000	2.8%
				20,000,000	20,000,000	20,250,000
Taylored Freight Services LLC	Services: Business	Senior Secured Second Lien Term Loan (LIBOR + 9.50% Cash, 2.00% PIK, 1.50% LIBOR Floor)(20)	11/1/2017	14,529,667	14,529,667	12,777,970	1.8%
				14,529,667	14,529,667	12,777,970
Tempel Steel Company(8)	Metals & Mining	Senior Secured First Lien Note (12.00%)	8/15/2016	11,000,000	10,905,262	11,110,000	1.5%
				11,000,000	10,905,262	11,110,000
Tenere Acquisition Corp.(9)(12)	Chemicals, Plastics & Rubber	Senior Secured First Lien Term Loan (11.00% Cash, 2.00% PIK)	12/15/2017	11,132,618	11,132,618	11,526,596	1.6%
				11,132,618	11,132,618	11,526,596

See accompanying notes to consolidated financial statements.

Medley Capital Corporation

Consolidated Schedule of Investments – (continued)
September 30, 2014

Company(1)	Industry	Type of Investment	Maturity	Par Amount(2)	Cost(18)	Fair Value	% of Net Assets(3)
Transtelco Inc.	Telecommunications	Senior Secured First Lien Term Loan (LIBOR + 9.00% Cash, 1.50% LIBOR Floor)(19)	11/19/2017	19,056,000	19,056,000	19,169,192	2.6%
				19,056,000	19,056,000	19,169,192
Untangle, Inc.	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 12.00% Cash)(19)	4/18/2019	9,937,500	9,937,500	9,995,436	1.4%
				9,937,500	9,937,500	9,995,436
Velocity Pooling Vehicle LLC	Automotive	Senior Secured Second Lien Term Loan (LIBOR + 7.25% Cash, 1.00% LIBOR Floor)(19)	5/14/2022	24,000,000	20,717,234	21,281,947	2.9%
				24,000,000	20,717,234	21,281,947
Water Capital USA, Inc.(10)	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan (7.00% Cash, 7.00% PIK)	1/3/2015	26,973,612	26,973,612	18,153,241	2.5%
				26,973,612	26,973,612	18,153,241
Wheels Up Partners LLC(11)	Aerospace & Defense	Senior Secured First Lien Delayed Draw (LIBOR + 8.55% Cash, 1.00% LIBOR Floor)(20)	10/15/2021	19,552,000	19,552,000	19,635,487	2.7%
				19,552,000	19,552,000	19,635,487
Window Products, Inc.	Construction & Building	Senior Secured Second Lien Term Loan (LIBOR + 10.75% Cash, 1.00% LIBOR Floor)(20)	12/27/2019	14,000,000	14,000,000	14,066,360	1.9%
				14,000,000	14,000,000	14,066,360
Subtotal Non-Controlled/Non-Affiliated Investments				$1,222,128,441	$1,215,421,753	$1,185,859,238
Control Investments:(4)
United Road Towing Inc.	Services: Business	Senior Secured Second Lien Term Loan (LIBOR + 9.00% Cash)(20)	2/21/2020	17,000,000	17,000,000	17,000,000	2.3%
		Preferred Equity Class C (8.00% PIK)	2/21/2020	18,802,789	17,466,376	18,572,916	2.5%
		Preferred Equity Class A-2 (8.00% PIK)	2/21/2020	4,667,205	4,335,482	1,573,374	0.2%
		65,809.73 Class B Common Units(16)	2/21/2020	—	1,098,096	1,098,096	0.2%
				40,469,994	39,899,954	38,244,386
Subtotal Control Investments				$40,469,994	$39,899,954	$38,244,386
Affiliated Investments:
AmveStar Holdings LLC	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan (10.00% Cash)	9/10/2019	6,670,000	6,670,000	6,670,000	0.9%
		Preferred Equity – 33,300 Units(17)	9/10/2019	—	3,330,000	3,330,000	0.5%
				6,670,000	10,000,000	10,000,000
Cymax Stores, Inc.(7)	Consumer goods: Durable	Senior Secured First Lien Term Loan (10.00% Cash, 5.00% PIK)	8/1/2015	9,473,964	9,264,996	9,154,881	1.3%
		190 Class B Common Units(5)	8/1/2015	—	678,154	2,279,786	0.3%
				9,473,964	9,943,150	11,434,667
Subtotal Affiliated Investments				$16,143,964	$19,943,150	$21,434,667
Total Investments, September 30, 2014				$1,278,742,399	$1,275,264,857	$1,245,538,291	170.7%

(1)	All of our investments are domiciled in the United States except for Cymax Stores, Inc. which is domiciled in Canada and denominated in USD. Certain investments also have international operations.
(2)	Par amount includes accumulated PIK interest and is net of repayments.

See accompanying notes to consolidated financial statements.

Medley Capital Corporation

Consolidated Schedule of Investments – (continued)
September 30, 2014

(3)	Percentage is based on net assets of $729,856,881 as of September 30, 2014.
(4)	Control Investments are defined by the Investment Company Act of 1940 (“1940 Act”) as investments in companies in which the Company owns more than 25% of the voting securities or maintains greater than 50% of the board representation.
(5)	190 Class B Common Units represent 19% ownership of Cymax Stores, Inc.
(6)	The entire commitment was unfunded at September 30, 2014. As such, no interest is being earned on this investment.
(7)	The investment is not a qualifying asset as defined under Section 55(a) of 1940 Act, in a whole, or in part.
(8)	Securities are exempt from registration under Rule 144a of the Securities Act of 1933. These securities represent a fair value of $28.6 million and 3.9% of net assets as of September 30, 2014 and are considered restricted.
(9)	The investment has an unfunded commitment as of September 30, 2014 (See note 8).
(10)	The investment was on non-accrual status as of September 30, 2014.
(11)	A portion of this investment was sold via a participation agreement (See note 3).
(12)	Includes an analysis of the value of any unfunded loan commitments.
(13)	384.62 Units represents 1.961% ownership of INI Parent, Inc.
(14)	3,249.697 shares of Common Stock represents 2.917% ownership of Boostability Holdings, Inc.
(15)	250,000 Class A Units represents 0.882% ownership of Stancor, Inc.
(16)	65,809.73 Class B Common Units Represents 65.8% ownership of United Road Towing, Inc.
(17)	33,300 Units represents 18.167% ownership of Amvestar Holdings LLC.
(18)	Gross unrealized appreciation, gross unrealized depreciation, and net depreciation for federal income tax purposes totaled $38.9 million, $45.0 million and $6.0 million, respectively. The tax cost of investments is $1,253.5 million.
(19)	The interest rate on these loans is subject to a base rate plus 1 Month LIBOR, which at September 30, 2014 was 0.16%. As the interest rate is subject to a minimum LIBOR Floor which was greater than the 1 Month LIBOR rate at September 30, 2014, the prevailing rate in effect at September 30, 2014 was the base rate plus the LIBOR Floor.
(20)	The interest rate on these loans is subject to a base rate plus 3 Month LIBOR, which at September 30, 2014 was 0.24%. As the interest rate is subject to a minimum LIBOR Floor which was greater than the 3 Month LIBOR rate at September 30, 2014, the prevailing rate in effect at September 30, 2014 was the base rate plus the LIBOR Floor.
(21)	Investment consists of senior secured first lien term loan A (par and fair value of $7,308,565 and $5,846,852, respectively), senior secured first lien term loan B (par and fair value of $19,454,808 and $6,614,635, respectively) and senior secured first lien term loan - Willow Street Medical Laboratory LLC (par and fair value of $5,037,575 and $3,022,545, respectively).
(22)	Investment changed its name from Ingenio Acquisition LLC during FY 2014.
(23)	Investment changed its name from NCM Group Holdings LLC during FY 2014.
(24)	The September 30, 2014 industry groupings have been modified to conform to the September 30, 2015 industry groupings.

See accompanying notes to consolidated financial statements.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2015

Note 1. Organization

Medley Capital Corporation (the “Company”, “we” and “us”) is a non-diversified closed end management investment company incorporated in Delaware that has elected to be treated and is regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We completed our initial public offering (“IPO”) and commenced operations on January 20, 2011. The Company has elected and qualified to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). We are externally managed and advised by MCC Advisors LLC (“MCC Advisors”), a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), pursuant to an investment management agreement. MCC Advisors is a majority owned subsidiary of Medley LLC, which is controlled by Medley Management Inc., a publicly traded asset management firm, which in turn is controlled by Medley Group LLC, an entity wholly-owned by the senior professionals of Medley LLC. We use the term “Medley” to refer collectively to the activities and operations of Medley Capital LLC, Medley LLC, Medley Management Inc., Medley Group LLC, MCC Advisors, associated investment funds and their respective affiliates.

Medley Capital BDC LLC (the “LLC”), a Delaware limited liability company, was formed on April 23, 2010. On January 18, 2011, the LLC, in accordance with Delaware law, converted into Medley Capital Corporation, a Delaware corporation, and on January 20, 2011, the Company filed an election to be regulated as a BDC under the 1940 Act.

On January 20, 2011, the Company consummated its IPO, sold 11,111,112 shares of common stock at $12.00 per share and commenced its operations and investment activities. On February 24, 2011, an additional 450,000 shares of common stock were issued at a price of $12.00 per share pursuant to the partial exercise of the underwriters’ option to purchase additional shares. Net of underwriting fees and offering costs, the Company received total cash proceeds of approximately $129.6 million.

On January 20, 2011, the Company’s shares began trading on the New York Stock Exchange (“NYSE”) under the symbol “MCC”.

Prior to the consummation of our IPO, Medley Opportunity Fund LP (“MOF LP”), a Delaware limited partnership, and Medley Opportunity Fund, Ltd. (“MOF LTD”), a Cayman Islands exempted limited liability company, which are managed by an affiliate of MCC Advisors, transferred all of their respective interests in six loan participations in secured loans to middle market companies with a combined fair value, plus payment-in-kind interest and accrued interest thereon, of approximately $84.95 million (the “Loan Assets”) to MOF I BDC LLC (“MOF I BDC”), a Delaware limited liability company, in exchange for membership interests in MOF I BDC. As a result, MOF LTD owned approximately 90% of the outstanding MOF I BDC membership interests and MOF LP owned approximately 10% of the outstanding MOF I BDC membership interests.

On January 18, 2011, each of MOF LTD and MOF LP contributed their respective MOF I BDC membership interests to the LLC in exchange for LLC membership interests. As a result, MOF I BDC became a wholly-owned subsidiary of the LLC. As a result of the LLC’s conversion noted above, MOF LTD and MOF LP’s LLC membership interests were exchanged for 5,759,356 shares of the Company’s common stock at $14.75 per share. On February 23, 2012, MOF LTD and MOF LP collectively sold 4,406,301 shares of common stock in an underwritten public offering. See Note 7 for further information.

On March 26, 2013, our wholly-owned subsidiary, Medley SBIC LP (“SBIC LP”), a Delaware limited partnership which we own directly and through our wholly-owned subsidiary, Medley SBIC GP LLC, received a license from Small Business Administration (“SBA”) to operate as a Small Business Investment Company (“SBIC”) under Section 301(c) of the Small Business Investment Company Act of 1958.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2015

Note 1. Organization  – (continued)

The Company has formed and expects to continue to form certain taxable subsidiaries (the “Taxable Subsidiaries”), which are taxed as corporations for federal income tax purposes. These Taxable Subsidiaries allow us to hold equity securities of portfolio companies organized as pass-through entities while continuing to satisfy the requirements of a RIC under the Code.

The Company’s investment objective is to generate current income and capital appreciation by lending to privately-held middle market companies, primarily through directly originated transactions, to help these companies fund acquisitions, growth or refinancing. The portfolio generally consists of senior secured first lien loans and senior secured second lien loans. In many of our investments, we will receive warrants or other equity participation features which we believe will increase the total investment returns.

Note 2. Significant Accounting Policies

Basis of Presentation

The Company follows the accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification 946 (“ASC 946”). The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles (“GAAP”) and include the accounts of the Company and its wholly-owned subsidiary SBIC LP and its Taxable Subsidiaries. All references made to the “Company,” “we,” and “us” herein include Medley Capital Corporation and its consolidated subsidiaries, except as stated otherwise. Additionally, the accompanying consolidated financial statements of the Company and related financial information have been prepared pursuant to the requirements for reporting on Form 10-K and Article 10 of Regulation S-X of the Securities Act of 1933. In the opinion of management, the consolidated financial statements reflect all adjustments and reclassifications that are necessary for the fair presentation of financial results as of and for the periods presented. All intercompany balances and transactions have been eliminated.

Cash and Cash Equivalents

The Company considers cash equivalents to be highly liquid investments with original maturities of three months or less. Cash and cash equivalents include deposits in a money market account. The Company deposits its cash in a financial institution and, at times, such balance may be in excess of the Federal Deposit Insurance Corporation insurance limits.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Organizational Expenses

Organizational expenses consist principally of legal and accounting fees incurred in connection with the organization of the Company and have been expensed as incurred.

Offerings

On December 3, 2012, we completed a public offering of 5,000,000 shares of our common stock at a public offering price of $13.75 per share, raising approximately $66.0 million in net proceeds. On December 19, 2012, we sold an additional 495,263 shares of our common stock at a public offering price of $13.75 per share, raising approximately $6.5 million in net proceeds, pursuant to the underwriters’ partial exercise of the over-allotment option.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2015

Note 2. Significant Accounting Policies  – (continued)

On April 12, 2013, we completed a public offering of 4,000,000 shares of our common stock and an additional 492,271 shares of our common stock pursuant to the underwriters’ partial exercise of the over-allotment option at a public offering price of $14.70 per share, raising approximately $63.4 million in net proceeds.

On September 9, 2013, we completed a public offering of 6,000,000 shares of our common stock and an additional 900,000 shares of our common stock pursuant to the underwriters’ partial exercise of the over-allotment option at a public offering price of $13.00 per share, raising approximately $86.6 million in net proceeds.

On February 5, 2014, the Company completed a public offering of 6,000,000 shares of our common stock at a public offering price of $14.00 per share, raising approximately $81.1 million in net proceeds.

On April 28, 2014, the Company completed a public offering of 6,000,000 shares of our common stock at a public offering price of $13.25 per share, raising approximately $76.9 million in net proceeds.

On August 1, 2014, the Company entered into an “At-The-Market” (“ATM”) equity distribution agreement with Goldman, Sachs & Co., Barclays Capital Inc., Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, Keefe, Bruyette & Woods, Inc., BB&T Capital Markets, a division of BB&T Securities, LLC, Janney Montgomery Scott LLC, Ladenburg Thalmann & Co. Inc., MLV & Co. LLC, Maxim Group LLC, National Securities Corporation and Gilford Securities Incorporated, through which the Company could sell shares of its common stock having an aggregate offering price of up to $100.0 million. During the period from August 5, 2014 to September 30, 2014, the Company sold 671,278 shares of its common stock at an average price of $12.87 per share, and raised $8.7 million in net proceeds, under the ATM program.

On August 26, 2014, the Company completed a public offering of 5,000,000 shares of our common stock and an additional 750,000 shares of our common stock pursuant to the underwriters’ partial exercise of the over-allotment option at a public offering price of $13.02 per share, raising approximately $72.8 million in net proceeds.

Deferred Offering Costs

Deferred offering costs consist of fees and expenses incurred in connection with the public offering and sale of the Company’s common stock, including legal, accounting, printing fees and other related expenses, as well as costs incurred in connection with the filing of a shelf registration statement.

Deferred Financing Costs

Financing costs, incurred in connection with our credit facilities, unsecured notes and SBA debentures (see Note 5) are deferred and amortized over the life of the respective facility or instrument.

Indemnification

In the normal course of business, the Company enters into contractual agreements that provide general indemnifications against losses, costs, claims and liabilities arising from the performance of individual obligations under such agreements. The Company has had no prior claims or payments pursuant to such agreements. The Company’s individual maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred. However, based on management’s experience, the Company expects the risk of loss to be remote.

Revenue Recognition

Interest income, adjusted for amortization of premiums and accretion of discounts, is recorded on an accrual basis. Dividend income, which represents dividends from equity investments and distributions from Taxable Subsidiaries, are recorded on ex-dividend date and when distribution is received, respectively.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2015

Note 2. Significant Accounting Policies  – (continued)

Origination/closing, amendment and transaction break-up fees associated with investments in portfolio companies are recognized as income when we become entitled to such fees. Fee income for the years ended September 30, 2015, 2014, and 2013 was approximately $10.7 million, $29.1 million, and $15.8 million, respectively (see Note 9).

Prepayment penalties received by the Company for debt instruments paid back to the Company prior to the maturity date are recorded as income upon repayment of debt.

Administrative agent fees received by the Company are capitalized as deferred revenue and recorded as other fee income when the services are rendered.

The Company holds debt investments in its portfolio that contain a payment-in-kind (“PIK”) interest provision. The PIK interest, which represents contractually deferred interest added to the investment balance that is generally due at maturity, is recorded on the accrual basis to the extent such amounts are expected to be collected. PIK interest is not accrued if the Company does not expect the issuer to be able to pay all principal and interest when due. For the years ended September 30, 2015, 2014, and 2013 the Company earned approximately $10.2 million, $10.7 million, and $9.1 million in PIK, respectively.

Investment transactions are accounted for on a trade-date basis. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the amortized cost basis of investment, without regard to unrealized gains or losses previously recognized. The Company reports changes in fair value of investments as a component of the net change in unrealized appreciation (depreciation) on investments in the consolidated statements of operations.

Management reviews all loans that become 90 days or more past due on principal or interest or when there is reasonable doubt that principal or interest will be collected for possible placement on management’s designation of non-accrual status. Interest Receivable is analyzed regularly and may be reserved against when deemed uncollectible. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current, although we may make exceptions to this general rule if the loan has sufficient collateral value and is in the process of collection. At September 30, 2015, three investments were on non-accrual status with a combined fair value of approximately $25.5 million, or 2.1% of the fair value of our portfolio. At September 30, 2014, four investments were on non-accrual status with a combined fair value of approximately $40.3 million, or 3.2% of the fair value of our portfolio. At September 30, 2013, one investment was on PIK non-accrual status with a fair value of approximately $4.1 million, or 0.6% of the fair value of our portfolio.

Investment Classification

The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, we would be deemed to “control” a portfolio company if we owned more than 25% of its outstanding voting securities and/or had the power to exercise control over the management or policies of such portfolio company. We refer to such investments in portfolio companies that we “control” as “Control Investments.” Under the 1940 Act, we would be deemed to be an “Affiliated Person” of a portfolio company if we own between 5% and 25% of the portfolio company’s outstanding voting securities or we are under common control with such portfolio company. We refer to such investments in Affiliated Persons as “Affiliated Investments.”

Valuation of Investments

The Company applies fair value accounting to all of its financial instruments in accordance with the 1940 Act and ASC Topic 820 — Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2015

Note 2. Significant Accounting Policies  – (continued)

In accordance with ASC 820, the Company has categorized its financial instruments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy as discussed in Note 4. Fair value is a market-based measure considered from the perspective of the market participant who holds the financial instrument rather than an entity specific measure. Therefore, when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that management believes market participants would use in pricing the financial instrument at the measurement date.

Investments for which market quotations are readily available are valued at such market quotations, which are generally obtained from an independent pricing service or multiple broker-dealers or market makers. We weight the use of third-party broker quotations, if any, in determining fair value based on our understanding of the level of actual transactions used by the broker to develop the quote and whether the quote was an indicative price or binding offer. However, debt investments with remaining maturities within 60 days that are not credit impaired are valued at cost plus accreted discount, or minus amortized premium, which approximates fair value. Investments for which market quotations are not readily available are valued at fair value as determined by the Company’s board of directors based upon input from management and third party valuation firms. Because these investments are illiquid and because there may not be any directly comparable companies whose financial instruments have observable market values, these loans are valued using a fundamental valuation methodology, consistent with traditional asset pricing standards, that is objective and consistently applied across all loans and through time.

Investments in investment funds are valued at fair value. Fair values are generally determined utilizing the net asset value (“NAV”) supplied by, or on behalf of, management of each investment fund, which is net of management and incentive fees or allocations charged by the investment fund and is in accordance with the “practical expedient”, as defined by the Accounting Standards Update (“ASU”) 2009-12, Investments in Certain Entities that Calculate Net Asset Value per Share. NAVs received by, or on behalf of, management of each investment fund are based on the fair value of the investment funds’ underlying investments in accordance with policies established by management of each investment fund, as described in each of their financial statements and offering memorandum.

The methodologies utilized by the Company in estimating its fair value of its investments categorized as Level 3 generally fall into the following two categories:

•	The “Market Approach” uses prices and other relevant information generated by market transactions involving identical or comparable (that is, similar) assets, liabilities, or a group of assets and liabilities, such as a business.
•	The “Income Approach” converts future amounts (for example, cash flows or income and expenses) to a single current (that is, discounted) amount. When the income approach is used, the fair value measurement reflects current market expectations about those future amounts.

The Company uses third-party valuation firms to assist the board of directors in the valuation of its portfolio investments. The valuation reports generated by the third-party valuation firms consider the evaluation of financing and sale transactions with third parties, expected cash flows and market based information, including comparable transactions, performance multiples, and movement in yields of debt instruments, among other factors. Based on market data obtained from the third-party valuation firms, the Company uses a market yield analysis under the Income Approach or an enterprise model of valuation under the Market Approach, or a combination thereof. In applying the market yield analysis, the value of the Company’s loans is determined based upon inputs such as the coupon rate, current market yield, interest rate spreads of similar securities, the stated value of the loan, and the length to maturity. In applying the enterprise model, the Company uses a waterfall analysis, which takes into account the specific capital structure of the borrower and the related seniority of the instruments within the borrower’s capital structure into consideration. To estimate the

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2015

Note 2. Significant Accounting Policies  – (continued)

enterprise value of the portfolio company, we weigh some or all of the traditional market valuation methods and factors based on the individual circumstances of the portfolio company in order to estimate the enterprise value.

The methodologies and information that the Company utilizes when applying the Market Approach for performing investments includes, among other things:

•	valuations of comparable public companies “(Guideline Comparable Approach)”,
•	recent sales of private and public comparable companies “(Guideline Comparable Approach)”,
•	recent acquisition prices of the company, debt securities or equity securities “(Acquisition Price Approach)”,
•	external valuations of the portfolio company, offers from third parties to buy the company “(Estimated Sales Proceeds Approach)”,
•	subsequent sales made by the company of its investments “(Expected Sales Proceeds Approach)”; and
•	estimating the value to potential buyers.

The methodologies and information that the Company utilizes when applying the Income Approach for performing investments includes:

•	discounting the forecasted cash flows of the portfolio company or securities (Discounted Cash Flow (“DCF”) Approach); and
•	Black-Scholes model or simulation models or a combination thereof (Income Approach — Option Model) with respect to the valuation of warrants.

For non-performing investments, we may estimate the liquidation or collateral value of the portfolio company’s assets and liabilities using an expected recovery model (Market Approach — Expected Recovery Analysis or Estimated Liquidation Proceeds).

We undertake a multi-step valuation process each quarter when valuing investments for which market quotations are not readily available, as described below:

•	our quarterly valuation process begins with each portfolio investment being initially valued by the investment professionals responsible for monitoring the portfolio investment;
•	preliminary valuation conclusions are then documented and discussed with senior management; and
•	an independent valuation firm engaged by our board of directors reviews approximately one third of these preliminary valuations each quarter on a rotating quarterly basis on non-fiscal year-end quarters, such that each of these investments will be valued by independent valuation firms at least twice per annum when combined with the fiscal year-end review of all the investments by independent valuation firms.

In addition, all of our investments are subject to the following valuation process:

•	the audit committee of our board of directors reviews the preliminary valuations of the investment professionals, senior management and independent valuation firms; and
•	our board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of MCC Advisors, the respective independent valuation firms and the audit committee.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2015

Note 2. Significant Accounting Policies  – (continued)

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

Fair Value of Financial Instruments

The carrying amounts of certain of our financial instruments, including cash and cash equivalents, accounts payable and accrued expenses, approximate fair value due to their short-term nature. The carrying amounts and fair values of our long-term obligations are discussed in Note 5.

Recent Accounting Pronouncements

In May 2015, the FASB issued ASU 2015-07 Fair Value Measurements: Disclosures for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent). The pronouncement removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using NAV per share practical expedient. The pronouncement also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. Rather, those disclosures are limited to the investments for which the entity has not elected to measure the fair value using that practical expedient. The Company has elected to early adopt the pronouncement for the current reporting period, which is permitted; therefore the Company excluded all investments in affiliated entities fair valued using the practical expedient from the fair value hierarchy.

In April 2015, the FASB issued ASU 2015-03, Interest — Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs. ASU 2015-03 requires that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. For public business entities, the guidance is effective for annual and interim periods beginning after December 15, 2015. We are currently evaluating the impact of ASU 2015-03 and its impact on our consolidated financial statements.

Federal Income Taxes

The Company has elected to be treated as a RIC under subchapter M of the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC, among other things, the Company is required to meet certain source of income and asset diversification requirements and timely distribute to its stockholders at least 90% of the sum of investment company taxable income (“ICTI”) including PIK, as defined by the Code, and net tax exempt interest income (which is the excess of our gross tax exempt interest income over certain disallowed deductions) for each taxable year in order to be eligible for tax treatment under subchapter M of the Code. Depending on the level of ICTI earned in a tax year, the Company may choose to carry forward ICTI in excess of current year dividend distributions into the next tax year. Any such carryover ICTI must be distributed before the end of that next tax year through a dividend declared prior to filing the final tax return related to the year which generated such ICTI.

The Company is subject to a nondeductible U.S. federal excise tax of 4% on undistributed income if it does not distribute at least 98% of its ordinary income in any calendar year and 98.2% of its capital gain net income for each one-year period ending on October 31 of such calendar year. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions for excise tax purposes, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. There is no provision for federal excise tax for 2014 accrued at September 30, 2015.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2015

Note 2. Significant Accounting Policies  – (continued)

The Company’s Taxable Subsidiaries accrue income taxes payable based on the applicable corporate rates on the unrealized gains generated by the investments held by the Taxable Subsidiaries. Such deferred tax liabilities amounted to $0.1 million for the year ended September 30, 2015, and are recorded as deferred tax liability on the consolidated statements of assets and liabilities. The change in deferred tax liabilities is included as a component of net unrealized appreciation/(depreciation) on investments in the consolidated statement of operations. Deferred tax liabilities amounted to $1.6 million for the year ended September 30, 2014 and was recorded as deferred tax liability on the consolidated statement of assets and liabilities and were included as a component of net unrealized appreciation/(depreciation) on investments in the consolidated statement of operations. There were no deferred tax liabilities for the year ended September 30, 2013.

For the years ended September 30, 2015 and 2014, $1.8 million and $1.6 million, respectively, were included in Net unrealized appreciation/(depreciation) on investments, net of deferred taxes in the accompanying consolidated statements of assets and liabilities.

ICTI generally differs from net investment income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. The Company may be required to recognize ICTI in certain circumstances in which it does not receive cash. For example, if the Company holds debt obligations that are treated under applicable tax rules as having original issue discount, the Company must include in ICTI each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Company in the same taxable year. The Company may also have to include in ICTI other amounts that it has not yet received in cash, such as 1) PIK interest income and 2) interest income from investments that have been classified as non-accrual for financial reporting purposes. Interest income on non-accrual investments is not recognized for financial reporting purposes, but generally is recognized in ICTI. Because any original issue discount or other amounts accrued will be included in the Company’s ICTI for the year of accrual, the Company may be required to make a distribution to its stockholders in order to satisfy the minimum distribution requirements, even though the Company will not have received and may not ever receive any corresponding cash amount. ICTI also excludes net unrealized appreciation or depreciation, as investment gains or losses are not included in taxable income until they are realized.

Permanent differences between ICTI and net investment income for financial reporting purposes are reclassified among capital accounts in the financial statements to reflect their tax character. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. During the years ended September 30, 2015, 2014 and 2013, the Company reclassified for book purposes amounts arising from permanent book/tax differences related to the different tax treatment of distributions and closing fees as follows (dollars in thousands):

	For the years ended September 30
	2015	2014	2013
Capital in excess of par value	$—	$(7,481,539)	$(2,892,459)
Accumulated undistributed net investment income (loss)	(284,593)	7,837,283	3,108,554
Accumulated net realized gain (loss) from investments	284,593	(355,744)	(216,095)

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2015

Note 2. Significant Accounting Policies  – (continued)

For income tax purposes, distributions paid to stockholders are reported as ordinary income, return of capital, long term capital gains or a combination thereof. The tax character of distributions paid for the years ended September 30, 2015, 2014 and 2013 were as follows:

	For the years ended September 30
	2015	2014	2013
Ordinary income	$73,697,139	$64,544,920	$39,357,552
Distributions of long-term capital gains	276,671	989,866	632,121
Return of capital	—	7,481,540	2,892,459
Distributions on a tax basis	$73,973,810	$73,016,326	$42,882,132

For federal income tax purposes, the cost of investments owned at September 30, 2015, 2014 and 2013 were approximately $1,252.4 million, $1,253.5 million, and $745.3 million, respectively.

At September 30, 2015, 2014 and 2013, the components of distributable earnings/(accumulated deficits) on a tax basis detailed below differ from the amounts reflected in the Company’s Statement of Assets and Liabilities by temporary and other book/tax differences, primarily relating to the tax treatment of certain fee income and organizational expenses, as follows:

	For the years ended September 30
	2015	2014	2013
Undistributed ordinary income	$959,579	$—	$—
Accumulated capital and other losses	(60,625,616)	—	—
Other temporary differences	(187,110)	(203,319)	(219,528)
Unrealized appreciation (depreciation)	(38,523,401)	(9,441,598)	3,951,233
Components of distributable earnings/(accumulated deficits) at year end	$(98,376,548)	$(9,644,917)	$3,731,705

The Company accounts for income taxes in conformity with ASC Topic 740 — Income Taxes (“ASC 740”). ASC 740 provides guidelines for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet a “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current period. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the consolidated statement of operations. There were no material uncertain income tax positions at September 30, 2015. Although we file federal and state tax returns, our major tax jurisdiction is federal. The Company’s inception-to-date federal tax years remain subject to examination by the Internal Revenue Service.

Segments

The Company invests in various industries. The Company separately evaluates the performance of each of its investment relationships. However, because each of these investment relationships has similar business and economic characteristics, they have been aggregated into a single investment segment. All applicable segment disclosures are included in or can be derived from the Company’s financial statements. See Note 3 for further information.

Company Investment Risk, Concentration of Credit Risk, and Liquidity Risk

MCC Advisors has broad discretion in making investments for the Company. Investments will generally consist of debt instruments that may be affected by business, financial market or legal uncertainties. Prices of investments may be volatile, and a variety of factors that are inherently difficult to predict, such as domestic

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2015

Note 2. Significant Accounting Policies  – (continued)

or international economic and political developments, may significantly affect the results of the Company’s activities and the value of its investments. In addition, the value of the Company’s portfolio may fluctuate as the general level of interest rates fluctuate.

The value of the Company’s investments in loans may be detrimentally affected to the extent, among other things, that a borrower defaults on its obligations, there is insufficient collateral and/or there are extensive legal and other costs incurred in collecting on a defaulted loan, observable secondary or primary market yields for similar instruments issued by comparable companies increase materially or risk premiums required in the market between smaller companies, such as our borrowers, and those for which market yields are observable increase materially. MCC Advisors may attempt to minimize this risk by maintaining low loan-to-liquidation values with each loan and the collateral underlying the loan.

The Company’s assets may, at any time, include securities and other financial instruments or obligations that are illiquid or thinly traded, making purchase or sale of such securities and financial instruments at desired prices or in desired quantities difficult. Furthermore, the sale of any such investments may be possible only at substantial discounts, and it may be extremely difficult to value any such investments accurately.

Note 3. Investments

The composition of our investments as of September 30, 2015 as a percentage of our total portfolio, at amortized cost and fair value were as follows (dollars in thousands):

	Amortized Cost	Percentage	Fair Value	Percentage
Senior Secured First Lien Term Loans	$740,831	58.2%	$695,970	57.2%
Senior Secured Second Lien Term Loans	379,115	29.8	372,176	30.6
Senior Secured First Lien Notes	37,697	3.0	36,380	3.0
Unsecured Debt	50,941	4.0	45,661	3.7
MCC Senior Loan Strategy JV I LLC	14,437	1.1	14,216	1.2
Equity/Warrants	49,520	3.9	51,689	4.3
Total	$1,272,541	100.0%	$1,216,092	100.0%

The composition of our investments as of September 30, 2014 as a percentage of our total portfolio, at amortized cost and fair value were as follows (dollars in thousands):

	Amortized Cost	Percentage	Fair Value	Percentage
Senior Secured First Lien Term Loans	$776,904	60.9%	$747,740	60.0%
Senior Secured Second Lien Term Loans	359,835	28.2	359,209	28.8
Senior Secured First Lien Notes	60,482	4.8	56,121	4.5
Unsecured Debt	38,185	3.0	38,186	3.1
Equity/Warrants	39,859	3.1	44,282	3.6
Total	$1,275,265	100.0%	$1,245,538	100.0%

In connection with certain of the Company’s investments, the Company receives warrants which are obtained for the objective of increasing the total investment returns and are not held for hedging purposes. At September 30, 2015 and 2014, the total fair value of warrants was $11.9 million and $11.6 million, respectively, and were included in investments at fair value on the consolidated statement of assets and liabilities.

Total unrealized gains related to warrants for the years ended September 30, 2015, 2014, and 2013 were $5.4 million, $8.4 million, and $0.6 million, respectively and were recorded on the consolidated statement of

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2015

Note 3. Investments  – (continued)

operations in those accounts. The warrants are received in connection with individual investments and are not subject to master netting arrangements. During the years ended September 30, 2015, 2014, and 2013, the Company acquired 1, 6, and 2 warrant positions, respectively.

The following table shows the portfolio composition by industry grouping at fair value at September 30, 2015 (dollars in thousands):

	Fair Value	Percentage
Services: Business	$161,700	13.3%
Construction & Building	103,939	8.6
Banking, Finance, Insurance & Real Estate	101,899	8.4
Automotive	99,414	8.2
Healthcare & Pharmaceuticals	92,258	7.6
Metals & Mining	90,469	7.4
Hotel, Gaming & Leisure	73,821	6.1
Aerospace & Defense	69,885	5.7
Energy: Oil & Gas	63,339	5.2
Containers, Packaging & Glass	58,766	4.8
Chemicals, Plastics & Rubber	46,548	3.8
Retail	43,399	3.6
Telecommunications	40,519	3.3
Beverages & Food	39,575	3.3
Capital Equipment	29,764	2.4
Consumer goods: Durable	24,715	2.0
Services: Consumer	17,000	1.4
High Tech Industries	14,774	1.2
Multisector Holdings	14,216	1.2
Consumer goods: Non-durable	11,888	1.0
Consumer Discretionary	10,000	0.8
Media: Broadcasting & Subscription	7,744	0.6
Transportation: Cargo	460	0.1
Total	$1,216,092	100.0%

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2015

Note 3. Investments  – (continued)

The following table shows the portfolio composition by industry grouping at fair value at September 30, 2014. The September 30, 2014 industry groupings have been modified to conform to the September 30, 2015 industry groupings (dollars in thousands):

	Fair Value	Percentage
Services: Business	$166,252	13.3%
Banking, Finance, Insurance & Real Estate	127,262	10.2
Construction & Building	103,004	8.3
Energy: Oil & Gas	93,212	7.5
Healthcare & Pharmaceuticals	92,123	7.4
Automotive	83,745	6.7
Aerospace & Defense	70,767	5.7
Metals & Mining	67,281	5.4
Consumer goods: Durable	67,008	5.4
Retail	55,753	4.5
Telecommunications	53,950	4.3
Services: Consumer	47,031	3.9
Chemicals, Plastics & Rubber	46,622	3.7
Consumer goods: Non-durable	34,210	2.7
Beverages & Food	33,920	2.7
Hotels, Gaming & Leisure	32,780	2.6
Containers, Packaging & Glass	32,440	2.6
Capital Equipment	15,000	1.2
High Tech Industries	14,818	1.2
Media: Broadcasting & Subscription	7,835	0.6
Transportation: Cargo	525	0.1
Total	$1,245,538	100.0%

The Company invests in portfolio companies principally located in North America. The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio company’s business.

The following table shows the portfolio composition by geographic location at fair value at September 30, 2015 (dollars in thousands):

	Fair Value	Percentage
Midwest	$387,086	31.8%
Southwest	254,265	20.9
West	192,906	15.9
Southeast	177,269	14.6
Northeast	126,756	10.4
Mid-Atlantic	77,810	6.4
Total	$1,216,092	100.0%

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2015

Note 3. Investments  – (continued)

The following table shows the portfolio composition by geographic location at fair value at September 30, 2014 (dollars in thousands):

	Fair Value	Percentage
Midwest	$363,598	29.2%
West	277,875	22.3
Southeast	245,773	19.7
Southwest	204,172	16.4
Northeast	110,519	8.9
Mid-Atlantic	32,166	2.6
International	11,435	0.9
Total	$1,245,538	100.0%

Transactions With Affiliated Companies

During the years ended September 30, 2015 and 2014, the Company had investments in portfolio companies designated as controlled investments and affiliates under the 1940 Act. Transactions with control investments and affiliates were as follows:

Name of Investment	Fair Value at September 30, 2014	Purchases (Sales) of/Advances to Affiliates	Transfers In/(Out) of Affiliates	Fair Value at September 30, 2015	Income Earned	Capital Loss
Controlled Investments
MCC Senior Loan Strategy JV I LLC(1)	$—	$14,437,500	$—	$14,215,834	$—	$—
OmniVere LLC	—	—	24,865,578	24,865,578	447,077	—
United Road Towing, Inc.	38,244,386	—	—	35,116,790	3,039,906	—
Non-Controlled Affiliates
US Multifamily, LLC	10,000,000	—	—	10,000,000	667,000	—
Cymax Stores, Inc.	11,434,667	(11,685,980)	—	—	662,098	—
Total Controlled Investments and Non-Controlled Affiliates	$59,679,053	$2,751,520	$24,865,578	$84,198,202	$4,816,081	$—

(1)	The Company and Great American Life Insurance Company (“GALIC”) are the members of MCC Senior Loan Strategy JV I LLC (“MCC JV”), a joint venture formed as a Delaware limited liability company that is not consolidated by either member for financial reporting purposes. The members of MCC JV make capital contributions as investments by MCC JV are completed, and all portfolio and other material decisions regarding MCC JV must be submitted to MCC JV’s board of managers, which is comprised of an equal number of members appointed by each of the Company and GALIC. Approval of MCC JV’s board of managers requires the unanimous approval of a quorum of the board of managers, with a quorum consisting of equal representation of members appointed by each of the Company and GALIC. Because management of MCC JV is shared equally between the Company and GALIC, the Company does not have operational control over the MCC JV for purposes of the 1940 Act or otherwise.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2015

Note 3. Investments  – (continued)

Name of Investment	Fair Value at September 30, 2013	Purchases (Sales) of/Advances to Affiliates	Transfers In/(Out) of Affiliates	Fair Value at September 30, 2014	Income Earned	Capital Loss
Controlled Investments
United Road Towing, Inc.	$—	$38,244,386	$—	$38,244,386	$392,687	$—
Non-Controlled Affiliates
US Multifamily, LLC	—	10,000,000	—	10,000,000	75,964	—
Cymax Stores, Inc.	9,139,377	—	—	11,434,667	1,600,041	—
Total Controlled Investments and Non-Controlled Affiliates	$9,139,377	$48,244,386	$—	$59,679,053	$2,068,692	$—

Purchases (sales) of/advances (distributions) to affiliates are included in the purchases and sales presented on the consolidated statements of cash flows for the years ended September 30, 2015 and 2014, respectively. Transfers in/(out) of affiliates represents the fair value for the month an investment became or was removed as an affiliated investment. Income received from affiliates is included in total investment income on the consolidated statements of operations for the years ended September 30, 2015 and 2014, respectively.

Loan Participation Sales

The Company sells portions of its investments via participation agreements to a managed account, managed by an affiliate and non-affiliate of the Company. At September 30, 2015, there were 14 participation agreements outstanding with an aggregate fair value of $301.6 million. At September 30, 2014, there were 14 participation agreements outstanding with an aggregate fair value of $260.9 million. Such investments where the Company has retained a proportionate interest are included in the consolidated schedule of investments. All of these investments are classified within Level 3 of the fair value hierarchy, as defined in Note 4.

During the years ended September 30, 2015, 2014, and 2013, the Company made interest and principal payments to the sub-participant in the aggregate amount of $24.2 million, $33.3 million and $9.9 million, respectively. Under the terms of the participation agreements, the Company will make periodic payments to the sub-participant equal to the sub-participant’s proportionate share of any principal and interest payments received by the Company from the underlying investee companies.

MCC Senior Loan Strategy JV I LLC

On March 27, 2015, the Company and GALIC entered into a limited liability company operating agreement to co-manage MCC JV. All portfolio and other material decisions regarding MCC JV must be submitted to MCC JV’s board of managers, which is comprised of four members, two of whom are selected by the Company and the other two are selected by GALIC. The Company has concluded that it does not operationally control MCC JV. As the Company does not operationally control MCC JV, it does not consolidate the operations of MCC JV within the consolidated financial statements. As a practical expedient, the Company uses NAV to determine the value of its investment in MCC JV; therefore, this investment has been presented as a reconciling item within the fair value hierarchy (see Note 3).

As of September 30, 2015, MCC JV had total capital commitments of $100.0 million with the Company providing $87.5 million and GALIC providing $12.5 million. Approximately $16.5 million was funded as of September 30, 2015 relating to these commitments, of which $14.4 was from the Company.

On August 4, 2015, MCC JV entered into a senior secured revolving credit facility (the “JV Facility”) led by Credit Suisse, AG with initial commitments of $100 million subject to leverage and borrowing base restrictions. The JV Facility will bear interest at a rate of LIBOR (with no minimum) + 2.50% per annum.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2015

Note 3. Investments  – (continued)

The revolving loan period ends on August 4, 2021 and the final maturity date is August 4, 2022. As of September 30, 2015, the Company has not drawn on the JV Facility.

As of September 30, 2015, MCC JV had total assets at fair value of $14.3 million. As of September 30, 2015, MCC JV’s portfolio was comprised of senior secured first lien term loans to 5 different borrowers. As of September 30, 2015, none of these loans was on non-accrual status.

Below is a summary of MCC JV’s portfolio, followed by a listing of the individual loans in MCC JV’s portfolio as of September 30, 2015:

September 30, 2015
Senior secured loans(1)	$14,373,473
Weighted average current interest rate on senior secured loans(2)	7.17%
Number of borrowers in MCC JV	5
Largest loan to a single borrower(1)	$3,000,000
Total of five largest loans to borrowers(1)	$14,373,473

(1)	At par value.
(2)	Computed as the (a) annual stated interest rate on accruing senior secured loans, divided by (b) total senior secured loans at principal amount.

Company	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value(2)	% of Net Assets
AccentCare, Inc.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term loans (LIBOR + 5.75%, 1.00% LIBOR Floor)(1)	9/3/2021	2,800,000	2,772,167	2,772,000	17.0%
				2,800,000	2,772,167	2,772,000
CP OPCO LLC	Services: Consumer	Senior Secured First Lien Term loans (LIBOR + 6.75%, 1.00% LIBOR Floor)(1)	9/30/2020	3,000,000	2,982,480	3,000,000	18.5%
				3,000,000	2,982,480	3,000,000
CRGT, Inc.	High Tech Industries	Senior Secured First Lien Term loans (LIBOR + 6.50%, 1.00% LIBOR Floor)(1)	12/19/2020	2,981,013	2,973,610	2,973,560	18.3%
				2,981,013	2,973,610	2,973,560
Language Line, Inc.	Telecommunications	Senior Secured First Lien Term loans (LIBOR + 5.50%, 1.00% LIBOR Floor)(1)	7/7/2021	2,600,000	2,574,605	2,596,750	16.0%
				2,600,000	2,574,605	2,596,750
New Media Holdings II LLC	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term loans (LIBOR + 6.25%, 1.00% LIBOR Floor)(1)	6/4/2020	2,992,460	2,992,460	2,939,191	18.1%
				2,992,460	2,992,460	2,939,191
Total Investments, September 30, 2015				$14,373,473	$14,295,322	$14,281,501	87.9%

(1)	Represents the weighted average annual current interest rate as of September 30, 2015. All interest rates are payable in cash, unless otherwise noted.
(2)	Represents the fair value in accordance with ASC 820. The determination of such fair value is not included in the Company’s Board of Directors’s valuation process described elsewhere herein.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2015

Note 3. Investments  – (continued)

Below is certain summarized financial Information for MCC JV as of September 30, 2015 and for the period from July 15, 2015 (commencement of operations) through September 30, 2015:

As of September 30, 2015
Selected Consolidated Statement of Assets and Liabilities Information:
Investments in loans at fair value (cost: $14,295,322)	$14,281,501
Cash	977,318
Other assets	34,869
Deferred financing costs (net of amortization of $34,302)	1,196,392
Total assets	$16,490,080
Other liabilities	162,857
Interest payable	80,556
Total liabilities	$243,413
Members’ capital	16,246,667
Total liabilities and members’ capital	$16,490,080

Period from July 15, 2015 (commencement of operations) through September 30, 2015
Selected Consolidated Statement of Operations Information:
Total revenues	$100,056
Total expenses	(339,615)
Net unrealized depreciation	(13,821)
Net realized gains	47
Net income/(loss)	$(253,333)

Note 4. Fair Value Measurements

The Company follows ASC 820 for measuring the fair value of portfolio investments. Fair value is the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation models involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity. The Company’s fair value analysis includes an analysis of the value of any unfunded loan commitments. Financial investments recorded at fair value in the consolidated financial statements are categorized for disclosure purposes based upon the level of judgment associated with the inputs used to measure their value. The valuation hierarchical levels are based upon the transparency of the inputs to the valuation of the investment as of the measurement date. The three levels are defined below. Investments which are valued using NAV as a practical expedient are excluded from this hierarchy:

•	Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities at the measurement date.
•	Level 2 — Valuations based on inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable at the measurement date. This category

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2015

Note 4. Fair Value Measurements  – (continued)

includes quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in non-active markets including actionable bids from third parties for privately held assets or liabilities, and observable inputs other than quoted prices such as yield curves and forward currency rates that are entered directly into valuation models to determine the value of derivatives or other assets or liabilities.
•	Level 3 — Valuations based on inputs that are unobservable and where there is little, if any, market activity at the measurement date. The inputs for the determination of fair value may require significant management judgment or estimation and are based upon management’s assessment of the assumptions that market participants would use in pricing the assets or liabilities. These investments include debt and equity investments in private companies or assets valued using the market or income approach and may involve pricing models whose inputs require significant judgment or estimation because of the absence of any meaningful current market data for identical or similar investments. The inputs in these valuations may include, but are not limited to, capitalization and discount rates, beta and EBITDA multiples. The information may also include pricing information or broker quotes which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimer would result in classification as Level 3 information, assuming no additional corroborating evidence.

In addition to using the above inputs in investment valuations, the Company continues to employ the valuation policy approved by the board of directors that is consistent with ASC 820 (see Note 2). Consistent with our valuation policy, we evaluate the source of inputs, including any markets in which our investments are trading, in determining fair value.

The following table presents the fair value measurements of our investments, by major class according to the fair value hierarchy, as of September 30, 2015 (dollars in thousands):

	Level 1	Level 2	Level 3	Total
Senior Secured First Lien Term Loans	$—	$—	$695,970	$695,970
Senior Secured Second Lien Term Loans	—	—	372,176	372,176
Senior Secured First Lien Notes	—	5,711	30,669	36,380
Unsecured Debt	—	—	45,661	45,661
Equity/Warrants	479	626	50,584	51,689
Total	$479	$6,337	$1,195,060	$1,201,876
MCC Senior Loan Strategy JV I LLC				$14,216
Total Investments, at fair value				$1,216,092

The following table presents the fair value measurements of our investments, by major class according to the fair value hierarchy, as of September 30, 2014 (dollars in thousands):

	Level 1	Level 2	Level 3	Total
Senior Secured First Lien Term Loans	$—	$—	$747,740	$747,740
Senior Secured Second Lien Term Loans	—	—	359,209	359,209
Senior Secured First Lien Notes	—	2,487	53,634	56,121
Unsecured Debt	—	—	38,186	38,186
Equity/Warrants	—	—	44,282	44,282
Total	$—	$2,487	$1,243,051	$1,245,538

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2015

Note 4. Fair Value Measurements  – (continued)

The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the year ended September 30, 2015 (dollars in thousands):

	Senior Secured First Lien Term Loans	Senior Secured Second Lien Term Loans	Senior Secured First Lien Notes	Unsecured Debt	Equities/ Warrants	Total
Balance as of September 30, 2014	$747,740	$359,209	$53,634	$38,186	$44,282	$1,243,051
Purchases and other adjustments to cost	12,644	2,920	15	343	2,514	18,436
Originations	188,406	61,500	—	12,413	8,216	270,535
Sales	(27,509)	(26,576)	(12,118)	—	(2,233)	(68,436)
Settlements	(158,976)	(18,002)	—	—	—	(176,978)
Net realized gains (losses) from investments	(50,638)	(563)	(2,401)	—	982	(52,620)
Net transfers in and/or out of Level 3	—	—	(8,181)	—	(105)	(8,286)
Net unrealized gains (losses)	(15,697)	(6,312)	(280)	(5,281)	(3,072)	(30,642)
Balance as of September 30, 2015	$695,970	$372,176	$30,669	$45,661	$50,584	$1,195,060

The following table provides a reconciliation of the beginning and ending balances for investments that use level 3 inputs for the year ended September 30, 2014 (dollars in thousands):

	Senior Secured First Lien Term Loans	Senior Secured Second Lien Term Loans	Senior Secured First Lien Notes	Unsecured Debt	Equities/ Warrants	Total
Balance as of September 30, 2013	$408,802	$251,963	$77,259	$255	$2,955	$741,234
Purchases and other adjustments to cost	101,596	90,173	30,001	10	2,473	224,253
Originations	431,058	141,930	—	37,920	35,407	646,315
Sales	—	—	(6,160)	—	(5,053)	(11,213)
Settlements	(168,938)	(125,538)	(35,091)	—	—	(329,567)
Net realized gains (losses) from investments	(4,925)	64	905	—	5,041	1,085
Net transfers in and/or out of Level 3	—	—	(13,260)	—	—	(13,260)
Net unrealized gains (losses)	(19,853)	617	(20)	1	3,459	(15,796)
Balance as of September 30, 2014	$747,740	$359,209	$53,634	$38,186	$44,282	$1,243,051

Net change in unrealized loss included in earnings related to investments still held as of September 30, 2015 and 2014, was approximately $34.5 million and $21.8 million, respectively.

Purchases and other adjustments to cost include purchases of new investments at cost, effects of refinancing/restructuring, accretion/amortization of income from discount/premium on debt securities, and PIK.

Sales represent net proceeds received from investments sold.

Settlements represent principal paydowns received.

A review of the fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification for certain financial assets or liabilities. Reclassifications impacting Level 3 of the fair value hierarchy are reported as transfers in/out of the Level 3 category as of the beginning of the quarter in which the reclassifications occur. During the year ended September 30, 2015, two of our Senior Secured Notes with a fair value of $18.3 million and one of our warrants with a fair value of $0.1 million transferred from Level 3 to Level 2 because of the increase in availability of the transaction data or the inputs to the valuation became observable. During the year ended

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2015

Note 4. Fair Value Measurements  – (continued)

September 30, 2015, one of our Senior Secured Notes with a fair value of $10.1 million transferred from Level 2 to Level 3 because of the decrease in availability of the transaction data or the inputs to the valuation became observable. During the year ended September 30, 2014, one of our Senior Secured Notes with a fair value of $13.3 million transferred from Level 3 to Level 2 because of the increase in availability of the transaction data or the inputs to the valuation became observable.

The following table presents the quantitative information about Level 3 fair value measurements of our investments, as of September 30, 2015 (dollars in thousands):

	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Average)
Senior Secured First Lien Term Loans	$594,118	Income Approach (DCF)	Market yield	8.08% – 15.25% (11.48%)
Senior Secured First Lien Term Loans	22,504	Market Approach (Guideline Comparable)	2015 Revenue Multiple and 2015 EBITDA Multiple	0.50x – 1.00x (0.75x)/3.50x – 4.50x (4.00x)
Senior Secured First Lien Term Loans	7,537	Market Approach (Guideline Comparable)	2015 Revenue Multiple, 2015 EBITDA Multiple, RGU Price	1.00x – 1.25x (1.13x)/12.00x – 13.00x (12.50x)/$393.75 – $525.00 ($459.38)
Senior Secured First Lien Term Loans	6,332	Market Approach (Guideline Comparable)	LTM EBITDA Multiple	4.00x – 5.00x (5.00x)
Senior Secured First Lien Term Loans	—	Market Approach (Guideline Comparable)	2015 Revenue Multiple	0.40x – 0.60x (0.50x)
Senior Secured First Lien Term Loans	17,806	Market Approach (Guideline Comparable)	2015 EBITDA Multiple	6.25x – 6.75x (6.50x)
Senior Secured First Lien Term Loans	11,888	Income Approach (DCF) and Market Approach (Guideline Comparable)	LTM and NTM EBITDA Multiple, Discount Rate	4.50x – 5.00x (4.50x)/4.50x – 5.00x (4.50x)/20.0% – 22.0% (21.5%)
Senior Secured First Lien Term Loans	35,785	Recent Arms-Length Transaction	Recent Arms-Length Transaction	N/A
Senior Secured Second Lien Term Loans	340,621	Income Approach (DCF)	Market yield	9.58% – 18.38% (11.79%)
Senior Secured Second Lien Term Loans	7,280	Income Approach (DCF)	Market yield, Cost of equity	15.93%/19.00% – 21.00% (19.00%)
Senior Secured Second Lien Term Loans	14,275	Income Approach (DCF)	Cost of equity	16.00% – 18.00% (17.00%)
Senior Secured Second Lien Term Loans	10,000	Recent Arms-Length Transaction	Recent Arms-Length Transaction	N/A
Senior Secured Notes	30,669	Income Approach (DCF)	Market yield	9.46% – 22.42% (13.75%)
Unsecured Debt	38,601	Income Approach (DCF)	Market yield	11.71% – 18.00% (15.52%)
Unsecured Debt	7,060	Market Approach (Guideline Comparable)	2015 EBITDA Multiple	6.25x – 6.75x (6.50x)
Equity	208	Market Approach (Guideline Comparable)	2015 Revenue Multiple, 2015 EBITDA Multiple, RGU Price	1.00x – 1.25x (1.13x)/12.00x – 13.00x (12.50x)/$393.75 – $525.00 ($459.38)
Equity	5,078	Income Approach (DCF)	Market yield	14.63% – 14.63% (14.63%)

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2015

Note 4. Fair Value Measurements  – (continued)

	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Average)
Equity	18,627	Option Model	LTM EBITDA Multiple/Discount Rate/Volatility	5.5x – 6.5x (6.0x)/12.0% – 14.0% (12.0%)/17.0% – 44.9% (25.0%)
Equity	7,869	Market Approach (Guideline Comparable)	LTM and 2015 EBITDA Multiple	7.50x – 7.50x (7.50x)/5.50x – 7.00x (6.69x)
Warrants	—	Income Approach (DCF) and Market Approach (Guideline Comparable)	LTM and NTM EBITDA Multiple, Discount Rate	4.50x – 5.00x (4.50x)/4.50x – 5.00x (4.50x)/20.0% – 22.0% (21.5%)
Warrants	14,486	Market Approach (Guideline Comparable)	LTM and NTM EBITDA Multiple	4.25x – 10.00x (7.18x); 3.75x – 10.00x (6.78x)
Warrants	231	Market Approach (Guideline Comparable)	2015 EBITDA Multiple	4.0x – 7.5x (7.5x)
Warrants	—	Market Approach (Guideline Comparable)	2015 Revenue Multiple and 2015 EBITDA Multiple	0.50x – 1.00x (0.75x)/3.50x – 4.50x (4.00x)
Warrants	—	Market Approach (Guideline Comparable)	2015 Revenue Multiple	0.40x – 0.60x (0.50x)
Warrants	460	Market Approach (Guideline Comparable)/ Option Model	LTM and NTM EBITDA Multiple, Volatilty	5.50x – 6.50x (6.00x); 5.00x – 6.00x (5.50x); 12.28% – 20.27% (45.0%)
Equity	3,330	Income Approach (DCF)	Discount Rate	8.00% – 12.00% (8.00%)
Equity	295	Market Approach (Guideline Comparable)	LTM EBITDA Multiple	4.00x – 5.00x (4.50x)
Total	$1,195,060

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2015

Note 4. Fair Value Measurements  – (continued)

The following table presents the quantitative information about Level 3 fair value measurements of our investments, as of September 30, 2014 (dollars in thousands):

	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Average)
Senior Secured First Lien Term Loans	$586,982	Income Approach (DCF)	Market yield	9.3% – 35.0% (12.8%)
Senior Secured First Lien Term Loans	19,211	Market Approach (Guideline Comparable)	EBITDA Multiple(1)	5.6x – 5.6x (5.6x)
Senior Secured First Lien Term Loans	118,862	Market Approach (Recent Acquisition Price)	Recent Arms-Length Transaction	N/A
Senior Secured First Lien Term Loans	4,212	Market Approach (Guideline Comparable)	Revenue Multiple(1)/EBIDTA Multiple(1)	0.4x – 0.4x (0.4x)/4.2x – 4.2x (4.2x)
Senior Secured First Lien Term Loans	9,637	Market Approach (Guideline Comparable)	Revenue Multiple(1)/Discount Rate	1.75x – 1.75x (1.75x)/0.3x – 0.3x (0.3x)
Senior Secured First Lien Term Loans	8,836	Market Approach (Sales Proceed)	N/A	N/A
Senior Secured Second Lien Term Loans	266,930	Income Approach (DCF)	Market yield	9.3% – 21.3% (12.4%)
Senior Secured Second Lien Term Loans	92,279	Market Approach (Recent Acquisition Price)	Recent Arms-Length Transaction	N/A
Senior Secured First Lien Notes	17,566	Mark-to-Market	N/A	N/A
Senior Secured First Lien Notes	7,303	Income Approach (DCF)	Market yield	9.7% – 9.7% (9.7%)
Senior Secured First Lien Notes	28,765	Market Approach (Recent Acquisition Price)	Recent Arms-Length Transaction	N/A
Unsecured Debt	23,186	Income Approach (DCF)	Market yield	11.0% – 15.5% (11.1%)
Unsecured Debt	15,000	Market Approach (Recent Acquisition Price)	Recent Arms-Length Transaction	N/A
Equity/Warrants	9,286	Market Approach (Guideline Comparable)	EBIDTA Multiple(1)	4.3x – 8.3x (5.9x)
Equity	4,719	Income Approach (DCF)	Market yield	13.0% – 13.0% (13.0%)
Equity	21,244	Income Approach (Option-pricing Model)	EBITDA Multiple(1)/Discount Rate/Volatility	5.0x – 5.0x (5.0x)/13.0% – 13.0% (13.0%)/25.0% – 25.0% (25.0%)
Warrants	—	Market Approach (Guideline Comparable)	Revenue Multiple(1)/Discount Rate	1.8x – 1.8x (1.8x)/25.0% – 25.0% (25.0%)
Warrants	2,280	Market Approach (Guideline Comparable)	Revenue Multiple(1)	0.2x – 0.2x (0.2x)
Warrants	165	Income Approach (Option-pricing Model)	N/A	N/A
Warrants	—	Market Approach (Guideline Comparable)	Revenue Multiple(1)/EBITDA Multiple(1)	0.4x – 0.4x (0.4x)/4.2x – 4.2x (4.2x)
Equity/Warrants	6,588	Market Approach (Recent Acquisition Price)	Recent Arms-Length Transaction	N/A
Total	$1,243,051

(1)	Represents amounts used when the Company has determined that market participants would use such multiples when measuring the fair value of these investments.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2015

Note 4. Fair Value Measurements  – (continued)

The significant unobservable inputs used in the fair value measurement of the Company’s debt investments are market yields. Increases in market yields would result in lower fair value measurements.

The significant unobservable inputs used in the fair value measurement of the Company’s equity/warrants investments are comparable company multiples of Revenue or EBITDA (earnings before interest, taxes, depreciation and amortization) for the last twelve months “(LTM)”, next twelve months “(NTM)” or a reasonable period a market participant would consider. Increases in EBITDA multiples in isolation would result in higher fair value measurements.

Note 5. Borrowings

As a BDC, we are only allowed to employ leverage to the extent that our asset coverage, as defined in the 1940 Act, equals at least 200% after giving effect to such leverage. The amount of leverage that we employ at any time depends on our assessment of the market and other factors at the time of any proposed borrowing.

On November 16, 2012, we obtained exemptive relief from the SEC to permit us to exclude the debt of the SBIC LP guaranteed by the SBA from our 200% asset coverage test under the 1940 Act. The exemptive relief provides us with increased flexibility under the 200% asset coverage test by permitting it to borrow up to $150 million more than it would otherwise be able to absent the receipt of this exemptive relief.

The Company’s outstanding debt as of September 30, 2015 and September 30, 2014 was as follows (dollars in thousands):

	As of
	September 30, 2015			September 30, 2014
	Aggregate Principal Amount Available	Principal Amount Outstanding	Carrying Value	Aggregate Principal Amount Available	Principal Amount Outstanding	Carrying Value
Revolving Credit Facility	$343,500	$192,700	$192,700	$346,000	$146,500	$146,500
Term Loan Facility	174,000	174,000	174,000	171,500	171,500	171,500
2019 Notes	40,000	40,000	40,000	40,000	40,000	40,000
2023 Notes	63,500	63,500	63,500	63,500	63,500	63,500
SBA Debentures	150,000	150,000	150,000	100,000	100,000	100,000
Total	$771,000	$620,200	$620,200	$721,000	$521,500	$521,500

Credit Facility

On July 28, 2015, we entered into Amendment No. 7 to our existing Revolver Amendment and Amendment No. 7 to our existing Term Loan Amendment, each with certain lenders party thereto and ING Capital LLC, as administrative agent. The Amendments amend certain provisions of the Facilities.

The pricing in the case of the Term Loan Facility was reduced for LIBOR loans from LIBOR (with no minimum) plus 3.25% to LIBOR plus 3.00%. The pricing on the Revolving Credit Facility will remain the same at LIBOR (with no minimum) plus 2.75%. Both the Term Loan Facility and Revolving Credit Facility will decrease by an additional 25 basis points upon receiving an investment grade rating from Standard & Poor’s.

Additionally, the Term Loan Facility’s bullet maturity was extended from June 2019 to July 2020 and the Revolving Credit Facility’s revolving period was extended from June 2017 to July 2019, followed by a one-year amortization period and a final maturity in July 2020.

As of September 30, 2015, total commitments under the Facilities are $517.5 million, comprised of $343.5 million committed to the Revolving Credit Facility and $174.0 million funded under the Term Loan Facility.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2015

Note 5. Borrowings  – (continued)

At September 30, 2015, the carrying amount of our borrowings under the Facilities approximated their fair value. The fair values of our debt obligations are determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The fair value of our borrowings under the Facilities are estimated based upon market interest rates for our own borrowings or entities with similar credit risk, adjusted for nonperformance risk, if any. At September 30, 2015 and September 30, 2014, the Facilities would be deemed to be Level 3, as defined in Note 4.

As of September 30, 2015 and September 30, 2014, $7.4 million and $5.9 million, respectively, of financing costs related to the Revolving Facility have been capitalized and are being amortized over their respective terms. As of September 30, 2015 and September 30, 2014, $3.9 million and $3.1 million of financing costs related to the Term Loan Facility have been capitalized and are being amortized over their respective terms.

The following table shows the components of interest expense, commitment fees related to the Revolving Facility, amortized deferred financing costs, weighted average stated interest rate and weighted average outstanding debt balance for the Facilities for the years ended September 30, 2015 and 2014. The prior year tables have been modified to conform to the current year (dollars in thousands):

	For the years ended September 30
	2015	2014
Revolving Facility interest	$5,386	$2,425
Revolving Facility commitment fee	852	1,945
Term Facility interest	5,991	5,401
Amortization of deferred financing costs	1,617	1,424
Agency and Other Fees	77	78
Total	$13,923	$11,273
Weighted average stated interest rate	3.3%	3.9%
Weighted average outstanding balance	$350,418	$202,891

As of September 30, 2015 and September 30, 2014, there was $192.7 million and $146.5 million, respectively, outstanding under the Revolving Facility. As of September 30, 2015 and September 30, 2014, there was $174.0 and $171.5 million outstanding under the Term Loan Facility.

Unsecured Senior Notes

On March 21, 2012, the Company issued $40.0 million in aggregate principal amount of 7.125% unsecured notes that mature on March 30, 2019 (the “2019 Notes”). The 2019 Notes may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after March 30, 2015. The 2019 Notes bear interest at a rate of 7.125% per year, payable quarterly on March 30, June 30, September 30 and December 31 of each year, beginning June 30, 2012. The 2019 Notes are listed on the New York Stock Exchange and trade thereon under the trading symbol “MCQ”.

On March 18, 2013, the Company issued $60.0 million in aggregate principal amount of 6.125% unsecured notes that mature on March 30, 2023 (the “2023 Notes,” and together with the 2019 Notes, the “Unsecured Notes”). The 2023 Notes may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after March 30, 2016. The 2023 Notes bear interest at a rate of 6.125% per year, payable quarterly on March 30, June 30, September 30 and December 31 of each year, beginning June 30, 2013. The 2023 Notes are listed on the New York Stock Exchange and trade thereon under the trading symbol “MCV”.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2015

Note 5. Borrowings  – (continued)

On March 26, 2013, the Company closed an additional $3.5 million in aggregate principal amount of the 2023 Notes, pursuant to the partial exercise of the underwriters’ option to purchase additional notes.

At September 30, 2015, the carrying amount and fair value of the 2019 Notes was $40.0 million and $40.0 million, respectively. At September 30, 2014, the carrying amount and fair value of the 2019 Notes was $40.0 million and $41.0 million, respectively. At September 30, 2015, the carrying amount and fair value of the 2023 Notes was $63.5 million and $62.1 million, respectively. At September 30, 2014, the carrying amount and fair value of the 2023 Notes was $63.5 million and $61.8 million, respectively. The fair values of our debt obligations are determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The fair value of the Unsecured Senior Notes, which are publicly traded, is based upon closing market quotes as of the measurement date. At September 30, 2015 and September 30, 2014 the Unsecured Senior Notes would be deemed to be Level 1, as defined in Note 4.

As of September 30, 2015 and September 30, 2014, $1.5 million and $1.5 million, respectively, of financing costs related to the 2019 notes have been deferred and are being amortized over their respective terms. As of September 30, 2015 and September 30, 2014, $2.1 million and $2.1 million, respectively, of financing costs related to the 2023 notes have been deferred and are being amortized over their respective terms.

For the years ended September 30, 2015 and 2014, the components of interest expense, amortized deferred financing costs, weighted average stated interest rate and weighted average outstanding debt balance for the Notes were as follows (dollars in thousands):

	For the years ended September 30
	2015	2014
2019 Unsecured Notes interest	$2,850	$2,850
2023 Unsecured Notes interest	3,889	3,889
Amortization of deferred financing costs	422	422
Total	$7,161	$7,161
Weighted average stated interest rate	6.5%	6.5%
Weighted average outstanding balance	$103,500	$103,500

As of September 30, 2015 and September 30, 2014, $40.0 million and $63.5 million in aggregate principal amount of the 2019 Notes and the 2023 notes were outstanding, respectively.

SBA Debentures

On March 26, 2013, SBIC LP received an SBIC license from the SBA.

The SBIC license allows the SBIC LP to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed on a semi-annual basis at a market-driven spread over U.S. Treasury Notes with 10-year maturities. The SBA, as a creditor, will have a superior claim to the SBIC LP’s assets over our stockholders in the event we liquidate the SBIC LP or the SBA exercises its remedies under the SBA-guaranteed debentures issued by the SBIC LP upon an event of default.

SBA regulations currently limit the amount that the SBIC LP may borrow to a maximum of $150 million when it has at least $75 million in regulatory capital, receives a capital commitment from the SBA and has been through an examination by the SBA subsequent to licensing.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2015

Note 5. Borrowings  – (continued)

As of September 30, 2015, SBIC LP had $75.0 million in regulatory capital and had $150.0 million SBA-guaranteed debentures outstanding. As of September 30, 2014, SBIC LP had $50.0 million in regulatory capital and had $100.0 million SBA-guaranteed debentures outstanding that mature between September 2023 and September 2024.

Our fixed-rate SBA debentures as of September 30, 2015 and September 30, 2014 were as follows (dollars in thousands):

	September 30, 2015		September 30, 2014
Rate Fix Date	Debenture Amount	Fixed All-in Interest Rate	Debenture Amount	Fixed All-in Interest Rate
September 2013	$5,000	4.404%	$5,000	4.404%
March 2014	39,000	3.951	39,000	3.951
September 2014	50,000	3.370	50,000	3.370
September 2014	6,000	3.775	6,000	3.775
September 2015	50,000	3.571	—	—
Weighted Average Rate/Total	$150,000	3.639%	$100,000	3.673%

As of September 30, 2015, the carrying amount of the SBA-guaranteed debentures approximated their fair value. The fair values of the SBA-guaranteed debentures are determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The fair value of the SBA-guaranteed debentures are estimated based upon market interest rates for our own borrowings or entities with similar credit risk, adjusted for nonperformance risk, if any. At September 30, 2015, and September 30, 2014 the SBA-guaranteed debentures would be deemed to be Level 3, as defined in Note 4.

As of September 30, 2015 and September 30, 2014, $5.1 million and $3.4 million, respectively, of financing costs related to the SBA Debentures have been deferred and are being amortized over their respective terms.

For the years ended September 30, 2015 and 2014, the components of interest, amortized deferred financing costs, weighted average stated interest rate and weighted average outstanding debt balance for the SBA Debentures were as follows (dollars in thousands):

	For the years ended September 30
	2015	2014
SBA Debentures interest	$3,893	$1,375
Amortization of deferred financing costs	554	324
Total	$4,447	$1,699
Weighted average stated interest rate	3.4%	2.7%
Weighted average outstanding balance	$114,285	$51,047

Note 6. Agreements

Investment Management Agreement

On January 19, 2011, the Company entered into an investment management agreement (the “Management Agreement”) with MCC Advisors. Pursuant to the Management Agreement, MCC Advisors implements our business strategy on a day-to-day basis and performs certain services for us, subject to oversight by our board of directors. MCC Advisors is responsible for, among other duties, determining investment criteria, sourcing, analyzing and executing investments transactions, asset sales, financings and performing asset management duties. Under the Management Agreement, we have agreed to pay MCC Advisors a management fee for investment advisory and management services consisting of a fee and an incentive fee.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2015

Note 6. Agreements  – (continued)

The base management fee will be calculated at an annual rate of 1.75% of our gross assets payable quarterly in arrears. For purposes of calculating the base management fee, the term “gross assets” includes any assets acquired with the proceeds of leverage. For the first quarter of our operations, the base management fee was calculated based on the initial value of our gross assets. Subsequently, the base management fee is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters. MCC Advisors agreed to waive the base management fee payable with respect to cash and cash equivalents held by the Company through December 31, 2011. This waiver does not extend to periods subsequent to December 31, 2011.

The incentive fee consists of the following two parts:

The first, calculated and payable quarterly in arrears is based on our pre-incentive fee net investment income earned during the calendar quarter for which the Incentive Fee is being calculated. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies accrued during the calendar quarter, minus our operating expenses for the quarter including the base management fee, expenses payable under the administration agreement (as defined below), and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee. Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets calculated as of the end of the calendar quarter immediately preceding the calendar quarter for which the incentive fee is being calculated, will be compared to a “hurdle rate” of 2.00% per quarter (8.0% annualized). We will pay the Adviser an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

(1)	no incentive fee for any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate;
(2)	100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.50% (10.0% annualized) in any calendar quarter; and
(3)	20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.5% (10.0% annualized) in any calendar quarter.

The second part of the incentive fee (the “Capital Gains Fee”) is determined and payable in arrears as of the end of each calendar year (or upon termination of the Management Agreement, as of the termination date) and is calculated at the end of each applicable year by subtracting (1) the sum of our cumulative realized capital losses and unrealized capital depreciation from (2) our cumulative aggregate realized capital gains. If the amount so calculated is positive, then the Capital Gains Fee for such year is equal to 20.0% of such amount, less the aggregate amount of Capital Gains Fee paid in all prior years. If such amount is negative, then no Capital Gains Fee will be payable for such year. If this Agreement is terminated as of a date that is not a calendar year end, the termination date shall be treated as though it were a calendar year end for purposes of calculating and paying a Capital Gains Fee.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2015

Note 6. Agreements  – (continued)

The Company calculates incentive fee as if the Company had realized all assets at their fair values and liabilities at their settlement amounts as of the reporting date. Accordingly, the Company accrues a provisional incentive fee taking into account any unrealized gains. As the provisional incentive fee is subject to the performance of investments until there is a realization event, the amount of provisional incentive fee accrued at a reporting date may vary from the incentive fee that is ultimately paid, and the differences could be material.

For the years ended September 30, 2015, 2014, and 2013, the Company incurred base management fees to MCC Advisors of $22.5 million, $17.7 and $10.9 million, respectively. For the years ended September 30, 2015, 2014, and 2013, we incurred $18.2 million, $18.7 million, and $11.6 million in incentive fees related to pre-incentive fee net investment income, respectively.

For the years ended September 30, 2015 and 2014, $10.0 million and $10.4 million were included in “management and incentive fees payable,” in the accompanying consolidated statements of assets and liabilities.

Administration Agreement

On January 19, 2011, the Company entered into an administration agreement with MCC Advisors. Pursuant to this agreement, MCC Advisors furnishes us with office facilities and equipment, clerical, bookkeeping, recordkeeping and other administrative services related to the operations of the Company. We reimburse MCC Advisors for our allocable portion of overhead and other expenses incurred by it performing its obligations under the administration agreement, including rent and our allocable portion of the cost of certain of our officers and their respective staff. From time to time, our administrator may pay amounts owed by us to third-party service providers and we will subsequently reimburse our administrator for such amounts paid on our behalf. For the years ended September 30, 2015, 2014, and 2013, we incurred $4.1 million, $3.4 million, and $2.5 million in administrator expenses, respectively.

Note 7. Related Party Transactions

Investment in Loan Participations

As discussed in Note 1, the Loan Assets contributed to the Company by MOF LP and MOF LTD upon consummation of the Company’s IPO were in the form of loan participations with an affiliated entity managed by affiliates of MCC Advisors. On June 30, 2011, the Company cancelled its participation agreements with an affiliate and executed loan assignment agreements for its investment Water Capital USA, Inc. The Company is now a direct lender of record to this borrower.

Due to Affiliate

Due to affiliate consists of certain general and administrative expenses paid by an affiliate on behalf of the Company.

Other Related Party Transactions

Certain affiliates of MCC Advisors, Medley Capital LLC, their respective affiliates and some of their employees purchased in the IPO an aggregate of 833,333 shares of common stock at the initial public offering price per share of $12.00. The Company received the full proceeds from the sale of these shares, and no underwriting discounts or commissions were paid in respect of these shares.

On February 23, 2012, MOF LTD and MOF LP sold 4,406,301 shares of common stock at a price of $11.13 per share. The Company did not receive any of the proceeds of the sale of these shares. In April and May 2012, MOF LTD and MOF LP distributed the remaining 946,293 shares of common stock to their investors and as of June 30, 2012, MOF LTD and MOF LP collectively no longer own shares of our common stock.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2015

Note 7. Related Party Transactions  – (continued)

Opportunities for co-investments may arise when MCC Advisors or an affiliated adviser becomes aware of investment opportunities that may be appropriate for the Company and other clients, or affiliated funds. As a BDC, the Company was substantially limited in its ability to co-invest in privately negotiated transactions with affiliated funds until it obtained an exemptive order from the SEC on November 25, 2013 (the “Exemptive Order”). The Exemptive Order permits the Company to participate in negotiated co-investment transactions with certain affiliates, each of whose investment adviser is Medley, LLC, the parent company of Medley Capital LLC and MCC Advisors, or an investment adviser controlled by Medley, LLC in a manner consistent with its investment objective, strategies and restrictions, as well as regulatory requirements and other pertinent factors. Co-investment under the Exemptive Order is subject to certain conditions therein, including the condition that, in the case of each co-investment transaction, the Company’s board of directors determines that it would be advantageous for the Company to co-invest in a manner described in the Exemptive Order. Before receiving the Exemptive Order, the Company only participated in co-investments that were allowed under existing regulatory guidance, such as syndicated loan transactions where price was the only negotiated term, which limited the types of investments that the Company could make.

Note 8. Commitments

Unfunded commitments

As of September 30, 2015 and September 30, 2014, we had commitments under loan and financing agreements to fund up to $28.1 million to 12 portfolio companies and $70.2 million to 13 portfolio companies, respectively. These commitments are primarily composed of senior secured term loans and a revolver and an analysis of their value is included in the Consolidated Schedule of Investments. The commitments are generally subject to the borrowers meeting certain criteria such as compliance with covenants and certain operational metrics. The terms of the borrowings and financings subject to commitment are comparable to the terms of other loan and equity securities in our portfolio. A summary of the composition of the unfunded commitments as of September 30, 2015 and September 30, 2014 is shown in the table below (dollars in thousands):

	As of
	September 30, 2015	September 30, 2014
Red Skye Wireless LLC	$7,500	$15,000
RCS Management Corporation & Specialized Medical Services, Inc	5,000	—
DHISCO Electronic Distribution, Inc. – Revolver	3,048	—
Autosplice, Inc	3,026	3,026
Tenere Acquisition Corp.	2,000	2,000
Freedom Powersports LLC – (DDTL)	1,800	4,800
Point.360	1,600	—
Black Angus Steakhouses, LLC – Delayed Draw TL	893	—
Be Green Manufacturing and Distribution Centers LLC – Delayed Draw TL	750	2,375
Ship Supply Acquisition Corporation	622	—
Meridian Behavioral Health, LLC (Term Loan B)	500	2,500
Be Green Manufacturing and Distribution Centers LLC – Revolver	479	479
Black Angus Steakhouses, LLC – Revolver	446	—
Access Media Holdings, LLC	424	—
AM3 Pinnacle Corporation	—	165
DLR Restaurants LLC	—	2,500

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2015

Note 8. Commitments  – (continued)

	As of
	September 30, 2015	September 30, 2014
DreamFinders Homes – TLB	—	7,073
Merchant Cash and Capital LLC (First Lien)	—	5,297
Miratech Intermediate Holdings, Inc. (DDTL)	—	14,769
Nation Safe Drivers Holdings, Inc.	—	4,721
Sendero Drilling Company LLC	—	5,495
Total	$28,088	$70,200

Legal Proceedings

We are a party to certain legal proceedings incidental to the normal course of our business, including where third parties may try to seek to impose liability on us in connection with the activities of our portfolio companies. While the outcome of these legal proceedings cannot at this time be predicted with certainty, we do not expect that these proceedings will have a material effect on our financial condition or results of operations.

Note 9. Fee Income

The fee income consists of origination/closing fee, amendment fee, prepayment penalty, administrative agent fee, transaction break-up fee and other miscellaneous fees. The following tables summarize the Company’s fee income for the years ended September 30, 2015, 2014 and 2013 (dollars in thousands):

	For the years ended September 30
	2015	2014	2013
Origination fee	$4,966	$16,818	$10,281
Prepayment fee	2,306	8,728	3,343
Amendment fee	2,637	1,962	1,420
Transaction break-up fee	—	122	200
Administrative agent fee	587	573	276
Other fees	240	871	315
Fee income	$10,736	$29,074	$15,835

Note 10. Directors Fees

The independent directors each receive an annual fee of $55,000. They also receive $7,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the chairman of the audit committee receives an annual fee of $25,000 and the chairman of each other committee receives an annual fee of $10,000 for their additional services in these capacities. In addition, other members of the audit committee receive an annual fee of $12,500 and other members of each other committee receive an annual fee of $6,000. No compensation is paid to directors who are “interested persons” of the Company (as such term is defined in the 1940 Act). For the years ended September 30, 2015, 2014, and 2013, we accrued $0.6 million, $0.6 million and $0.5 million for directors’ fees expense.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2015

Note 11. Earnings Per Share

In accordance with the provisions of ASC Topic 260 — Earnings per Share, basic earnings per share is computed by dividing earnings available to common shareholders by the weighted average number of shares outstanding during the period. Other potentially dilutive common shares, and the related impact to earnings, are considered when calculating earnings per share on a diluted basis.

The following information sets forth the computation of the weighted average basic and diluted net increase in net assets per share from operations for the years ended September 30, 2015, 2014, and 2013 (dollars in thousands except share and per share amounts):

	For the years ended September 30
Basic and diluted	2015	2014	2013
Net increase/(decrease) in net assets from operations	$(14,758)	$52,158	$39,418
Weighted average common shares outstanding	57,624,779	47,366,892	30,246,247
Earnings per common share-basic and diluted	$(0.26)	$1.10	$1.30

Note 12. Financial Highlights

The following is a schedule of financial highlights for the years ended September 30, 2015, 2014, 2013, 2012 and 2011:

	For the years ended September 30
	2015	2014	2013	2012	2011
Per share data:
Net asset value per share at beginning of year	$12.43	$12.70	$12.52	$12.57	$(0.01)
Net investment income(1)	1.27	1.58	1.53	1.31	0.56
Net realized gains (losses) on investments	(1.06)	0.01	0.01	0.00	0.01
Net unrealized appreciation/(depreciation) on investments	(0.46)	(0.46)	(0.24)	(0.06)	(0.01)
Change in provision for deferred taxes on unrealized gain/(loss) on investments	(0.01)	(0.03)	—	—	—
Net increase (decrease) in net assets	(0.26)	1.10	1.30	1.25	0.56
Dividends declared	(1.27)	(1.48)	(1.45)	(1.20)	(0.37)
Issuance of common stock, net of underwriting costs	—	0.09	0.28	(0.02)	12.47
Repurchase of common stock under stock repurchase program	0.12	—	—	—	—
Offering costs	—	(0.01)	(0.02)	(0.01)	(0.08)
Other(2)	(0.02)	0.03	0.07	(0.07)	—
Net asset value at end of year	$11.00	$12.43	$12.70	$12.52	$12.57
Net assets at end of year	$619,920,384	$729,856,881	$509,834,455	$289,339,231	$217,652,696
Shares outstanding at end of year	56,337,152	58,733,284	40,152,904	23,110,242	17,320,468
Per share market value at end of year	$7.44	$11.81	$13.79	$14.07	$10.08

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2015

Note 12. Financial Highlights  – (continued)

	For the years ended September 30
	2015	2014	2013	2012	2011
Total return based on market value(3)	(27.56)%	(3.98)%	9.01%	54.58%	(13.09)%
Total return based on net asset value(4)	1.76%	9.73%	12.83%	10.30%	4.38%
Portfolio turnover rate	18.33%	33.95%	25.25%	25.39%	1.37%

The following is a schedule of ratios and supplemental data for the years ended September 30, 2015, 2014, 2013, 2012, and 2011:

	For the years ended September 30
	2015	2014	2013	2012		2011
Ratios:(5)
Ratio of net investment income, net of management fee waiver to average net assets	11.00%	12.00%	11.19%		9.96%	6.46%
Ratio of total expenses net of management fee waiver to average net assets	11.51%	10.40%	10.27%		8.90%	3.31%
Ratio of incentive fees to average net assets	2.75%	3.00%	2.80%		2.49%	0.48%
Supplemental Data:
Ratio of operating expenses, net of management fee waiver and credit facility related expenses to average net assets	8.75%	7.40%	7.47%		6.39%	2.83%
Percentage of non-recurring fee income(6)	6.80%	20.45%	17.48%		13.66%	12.07%
Average debt outstanding(7)	$568,202,466	$357,547,464	$198,994,397		$69,375,137	$—
Average debt outstanding per common share	$9.86	$7.55	$6.58		$3.87	$—
Asset coverage ratio per unit(8)	2,318	2,732	3,256		3,630	N/A
Average market value per unit
Facilities(9)	N/A	N/A	N/A		N/A	N/A
SBA debentures(9)	N/A	N/A	N/A		N/A	N/A
Notes due 2019	$25.26	$25.62	$25.61		$25.47	N/A
Notes due 2023	$24.79	$24.76	$23.74	$	N/A	N/A

(1)	Net investment income based on total weighted average common stock outstanding equals $1.27, $1.58, and $1.53 per share for the years ended September 30, 2015, 2014, and 2013, respectively. Net investment income excluding management fee waiver based on total weighted average common stock outstanding equals $1.31 per share and $0.56 per share for the years ended September 30, 2012 and 2011, respectively. MCC Advisors agreed to waive the base management fee payable with respect to cash and cash equivalents held by the Company through December 31, 2011.
(2)	Represents the impact of the different share amounts used in calculating per share data as a result of calculating certain per share data based upon the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end or transaction date.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2015

Note 12. Financial Highlights  – (continued)

(3)	Total annual return is historical and assumes changes in share price, reinvestments of all dividends and distributions at prices obtained under the Company’s dividend reinvestment plan, and no sales change for the year.
(4)	Total annual return is historical and assumes changes in net assets value, reinvestments of all dividends and distributions at prices obtained under the Company’s dividend reinvestment plan, and no sales change for the year.
(5)	Ratios are annualized.
(6)	Represents the impact of the non-recurring fees over investment income.
(7)	Based on daily weighted average balance of debt outstanding during the year.
(8)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness. Asset coverage ratio per unit does not include unfunded commitments. The inclusion of unfunded commitments in the calculation of the asset coverage ratio per unit would not cause us to be below the required amount of regulatory coverage.
(9)	The Facilities and SBA debentures are not registered for public trading.

Note 13. Dividends

Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by our board of directors.

We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a cash dividend or other distribution, each stockholder that has not “opted out” of our dividend reinvestment plan will have its dividends automatically reinvested in additional shares of our common stock rather than receiving cash dividends. Stockholders who receive distributions in the form of shares of common stock will be subject to the same federal, state and local tax consequences as if they received cash distributions.

The following table summarizes the Company’s dividend declarations and distributions during the years ended September 30, 2015 and 2014:

Date Declared	Record Date	Payment Date	Amount Per Share
For the year ended September 30, 2015
10/30/2014	11/26/2014	12/12/2014	$0.37
2/9/2015	2/25/2015	3/13/2015	0.30
5/6/2015	5/20/2015	6/12/2015	0.30
8/5/2015	8/19/2015	9/11/2015	0.30
			$1.27

Date Declared	Record Date	Payment Date	Amount Per Share
For the year ended September 30, 2014
10/30/2013	11/22/2013	12/13/2013	$0.37
2/5/2014	2/26/2014	3/14/2014	0.37
5/1/2014	5/28/2014	6/13/2014	0.37
7/30/2014	8/27/2014	9/12/2014	0.37
			$1.48

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2015

Note 14. Stock Repurchase Program

The following table summarizes our share repurchases under our stock repurchase program for the three and twelve months ended September 30, 2015 (dollars in thousands):

For the year ended September 30, 2015
Dollar amount repurchased	$21,205
Shares Repurchased	2,396,132
Average price per share	$8.89
Weighted average discount to Net Asset Value	23.5%

On February 5, 2015, our board of directors approved a share repurchase program pursuant to which we can purchase up to an aggregate amount of $30 million of our common stock between the period of the approval date and February 5, 2016. Any stock repurchases will be made through the open market at times, and in such amounts, as management deems appropriate. This program may be limited or terminated at any time without prior notice. The Company’s net asset value per share was increased by approximately $0.12 as a result of the share repurchases.

Note 15. Selected Quarterly Financial Data (Unaudited) (dollars in thousands)

	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Statement of Operations data:
Total investment income	$36,607	$35,964	$36,776	$39,849
Net investment income	17,553	17,240	17,753	20,390
Net realized and unrealized gain/(loss)	(34,868)	(8,583)	(5,265)	(38,917)
Change in provision for deferred taxes on unrealized gain/(loss) on investments	717	(284)	(705)	211
Net increase/(decrease) in members’ equity/net assets resulting from operations	(16,598)	8,373	11,783	(18,316)
Earnings per share	(0.29)	0.14	0.20	(0.31)
Net asset value per common share at period end	$11.00	$11.53	$11.68	$11.74

	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
Total investment income	$38,252	$38,072	$31,398	$31,668
Net investment income	20,388	20,694	16,555	17,030
Net realized and unrealized gain/(loss)	(10,224)	(4,006)	(3,950)	(2,737)
Net unrealized appreciation/(depreciation) on participations	(124)	(29)	154	—
Change in provision for deferred taxes on unrealized gain/(loss) on investments	(1,206)	(70)	(317)	—
Net increase/(decrease) in members’ equity/net assets resulting from operations	8,834	16,589	12,442	14,293
Earnings per share	0.16	0.33	0.28	0.36
Net asset value per common share at period end	$12.43	$12.65	$12.69	$12.68

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2015

Note 15. Selected Quarterly Financial Data (Unaudited) (dollars in thousands)  – (continued)

	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012
Total investment income	$27,473	$23,591	$20,207	$17,719
Net investment income	14,355	12,030	10,396	9,617
Net realized and unrealized gain/(loss)	770	(8,873)	1,127	(4)
Net increase/(decrease) in members’ equity/net assets resulting from operations	15,125	3,157	11,523	9,613
Earnings per share	0.43	0.10	0.40	0.39
Net asset value per common share at period end	$12.70	$12.65	$12.73	$12.69

Note 16. Subsequent Events

Management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure in this Form 10-K or would be required to be recognized in the Consolidated Financial Statements as of and for the year ended September 30, 2015, except as disclosed below.

On November 5, 2015, the Company’s board of directors declared a quarterly dividend of $0.30 per share payable on December 18, 2015, to stockholders of record at the close of business on November 25, 2015.

On December 3, 2015, the Board authorized an increase of the current share repurchase program to $50 million and extended the duration through December 31, 2016. Under this program, the Company has been authorized to programmatically buy stock up to NAV per share under a 10b5-1 program.

On December 3, 2015, MCC Advisors recommended and, in consultation with the Board, agreed to reduce fees under the investment management agreement. Beginning January 1, 2016, the base management fee will be reduced to 1.50% on gross assets above $1 billion. In addition, MCC Advisors will reduce its incentive fee from 20% on pre-incentive fee net investment income over an 8% hurdle, to 17.5% on pre-incentive fee net investment income over a 6% hurdle. Moreover, the revised incentive fee will include a netting mechanism and will be subject to a rolling three-year look back from January 1, 2016 forward. Under no circumstances will the new fee structure result in higher fees to MCC Advisors than fees under the current investment management agreement.

MEDLEY CAPITAL CORPORATION

Common Stock
Preferred Stock
Warrants
Debt Securities

PROSPECTUS

        , 2016

PART C

OTHER INFORMATION

Item 25. Financial statements and exhibits

1.	Financial Statements

2.	Exhibits

The following exhibits are filed as part of this report or hereby incorporated by reference to exhibits previously filed with the SEC:

a	Certificate of Incorporation (Incorporated by reference to Exhibit 99.A.3 to the Registrant’s Pre-effective Amendment No. 3 to the Registration Statement on Form N-2 (File No. 333-166491), filed on November 22, 2010).
b	Form of Bylaws (Incorporated by reference to Exhibit 99.B.3 to the Registrant’s Pre-effective Amendment No. 3 to the Registration Statement on Form N-2 (File No. 333-166491), filed on November 22, 2010).
d.1	Form of Stock Certificate (Incorporated by reference to Exhibit 99.D to the Registrant’s Pre-effective Amendment No. 3 to the Registration Statement on Form N-2 (File No. 333-166491), filed on November 22, 2010).
d.2	Indenture, dated February 7, 2012, between Medley Capital Corporation and U.S. Bank National Association, as Trustee (Incorporated by reference to Exhibit 99.D.2 to the Registrant’s Pre-effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-179237), filed on February 13, 2012).
d.3	First Supplemental Indenture, dated March 21, 2012, between Medley Capital Corporation and U.S. Bank National Association, as Trustee (Incorporated by reference to Exhibit 99.D.4 to the Registrant’s Post-effective Amendment No. 2 to the Registration Statement on Form N-2 (File No. 333-179237), filed on March 21, 2012).
d.4	Form of Second Supplemental Indenture between Medley Capital Corporation and U.S. Bank National Association, as Trustee (Incorporated by reference to Exhibit d.4 to the Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-2, filed on March 15, 2013).
d.5	Statement of Eligibility of Trustee on Form T-1 (Incorporated by reference to Exhibit d.5 to the Registrant’s Registration Statement on form N-2 (File No. 333-187324, filed on March 15, 2013).
e	Dividend Reinvestment Plan (Incorporated by reference to Exhibit 99.E to the Registrant’s Pre-effective Amendment No. 3 to the Registration Statement on Form N-2 (File No. 333-166491), filed on November 22, 2010).
f.1	Senior Secured Revolving Credit Agreement among Medley Capital Corporation as borrower, the Lenders party thereto, and ING Capital LLC, as Administrative Agent, dated August 4, 2011 (Incorporated by reference to the Current Report on Form 8-K filed on August 9, 2011).
f.2	Guarantee, Pledge and Security Agreement among the Company, the Subsidiary Guarantors party thereto, ING Capital LLC, as Administrative Agent, each Financial Agent and Designated Indebtedness Holder party thereto and ING Capital LLC, as Collateral Agent, dated August 4, 2011 (Incorporated by reference to the Current Report on Form 8-K filed on August 9, 2011).
f.3	Amendment No. 1, made as of August 31, 2012, to the Senior Secured Revolving Credit Agreement dated August 4, 2011, among Medley Capital Corporation as borrower, the Lenders party thereto, and ING Capital LLC, as Administrative Agent (Incorporated by reference to the Current Report on Form 8-K filed on September 6, 2012).
f.4	Amendment No. 2, made as of December 7, 2012, to the Senior Secured Revolving Credit Agreement dated August 4, 2011, among Medley Capital Corporation as borrower, the Lenders party thereto, and ING Capital LLC, as Administrative Agent, as amended by that certain Amendment No. 1 to Senior Secured Revolving Credit Agreement, dated as of August 31, 2012 (Incorporated by reference to the Current Report on Form 8-K filed on December 13, 2012).
f.5	Amendment No. 3, dated as of March 28, 2013, to the Senior Secured Revolving Credit Agreement dated as of August 4, 2011, among Medley Capital Corporation as borrower, the Lenders party thereto, and ING Capital LLC, as Administrative Agent, as amended by Amendment Nos. 1 and 2 to the Senior Secured Revolving Credit Agreement, dated as of August 31, 2012 and December 7, 2012, respectively (Incorporated by reference to the Current Report on Form 8-K filed on April 2, 2013).

f.6	Senior Secured Term Loan Credit Agreement, dated as of August 31, 2012, among Medley Capital Corporation as borrower, the Lenders party thereto, and ING Capital LLC, as Administrative Agent (Incorporated by reference to the Current Report on Form 8-K filed on September 6, 2012).
f.7	Amendment No. 1, made as of December 7, 2012, to the Senior Secured Term Loan Credit Agreement dated as of August 31, 2012, among Medley Capital Corporation as borrower, the Lenders party thereto, and ING Capital LLC, as Administrative Agent (Incorporated by reference to the Current Report on Form 8-K filed on December 13, 2012).
f.8	Amendment No. 2, made as of January 23, 2013, to the Senior Secured Term Loan Credit Agreement dated as of August 31, 2012, among Medley Capital Corporation as borrower, the Lenders party thereto, and ING Capital LLC, as Administrative Agent (Incorporated by reference to the Current Report on Form 8-K filed on January 29, 2013).

f.9	Amendment No. 3, dated as of March 28, 2013, to the Senior Secured Term Loan Credit Agreement, dated as of August 31, 2012, among Medley Capital Corporation as borrower, the Lenders party thereto, and ING Capital LLC, as Administrative Agent, as amended by Amendment Nos. 1 and 2 to the Senior Secured Term Loan Credit Agreement, dated as of December 7, 2012 and January 23, 2013, respectively (Incorporated by reference to the Current Report on Form 8-K filed on April 2, 2013).
f.10	Amendment No. 4, dated as of May 1, 2013, to the Senior Secured Revolving Credit Agreement, dated as of August 4, 2011, among Medley Capital Corporation as borrower, the Lenders party thereto, and ING Capital LLC, as Administrative Agent, as amended by Amendment Nos. 1, 2 and 3 to the Senior Secured Revolving Credit Agreement, dated as of August 31, 2012, December 7, 2012, March 28, 2013, respectively (Incorporated by reference to the Current Report on Form 8-K filed on May 7, 2013).
f.11	Amendment No. 4, dated as of May 1, 2013, to the Senior Secured Term Loan Credit Agreement, dated as of August 31, 2012, among Medley Capital Corporation as borrower, the Lenders party thereto, and ING Capital LLC, as Administrative Agent, as amended by Amendment Nos. 1, 2 and 3 to the Senior Secured Term Loan Credit Agreement, dated as of December 7, 2012, January 23, 2013, and March 28, 2013, respectively (Incorporated by reference to the Current Report on Form 8-K filed on May 7, 2013).
f.12	Amendment No. 5, dated as of June 2, 2014, to the Senior Secured Revolving Credit Agreement, dated as of August 4, 2011, among Medley Capital Corporation as borrower, the Lenders party thereto, and ING Capital LLC, as Administrative Agent, as amended by Amendment Nos. 1, 2, 3 and 4 to the Senior Secured Revolving Credit Agreement, dated as of August 31, 2012, December 7, 2012, March 28, 2013 and May 1, 2013, respectively (Incorporated by reference to the Current Report on Form 8-K filed on June 3, 2014).
f.13	Amendment No. 5, dated as of June 2, 2014, to the Senior Secured Term Loan Credit Agreement, dated as of August 31, 2012, among Medley Capital Corporation as borrower, the Lenders party thereto, and ING Capital LLC, as Administrative Agent, as amended by Amendment Nos. 1, 2, 3 and 4 to the Senior Secured Term Loan Credit Agreement, dated as of December 7, 2012, January 23, 2013, March 28, 2013 and May 1, 2013, respectively (Incorporated by reference to the Current Report on Form 8-K filed on June 3, 2014).
f.14	Amendment No. 6, dated as of February 2, 2015, to the Senior Secured Revolving Credit Agreement, dated as of August 4, 2011, among Medley Capital Corporation as borrower, the Lenders party thereto, and ING Capital LLC, as Administrative Agent, as amended by Amendment Nos. 1, 2, 3, 4 and 5 to the Senior Secured Revolving Credit Agreement, dated as of August 31, 2012, December 7, 2012, March 28, 2013, May 1, 2013 and June 2, 2014, respectively (Incorporated by reference to Exhibit 10.1 to the Registrant’s Quarterly Report on Form 10-Q filed on February 9, 2015).
f.15	Amendment No. 6 to the Senior Secured Term Loan Credit Agreement, dated as of August 31, 2012, among Medley Capital Corporation as borrower, the Lenders party thereto, and ING Capital LLC, as Administrative Agent, as amended by Amendment Nos. 1, 2, 3, 4 and 5 to the Senior Secured Term Loan Credit Agreement, dated as of December 7, 2012, January 23, 2013, March 28, 2013, May 1, 2013 and June 2, 2014, respectively (Incorporated by reference to Exhibit 10.2 to the Registrant’s Quarterly Report on Form 10-Q filed on February 9, 2015).

f.16	Incremental Assumption Agreement, dated as of February 10, 2012, made by Credit Suisse AG, Cayman Islands Branch, as Assuming Lender, relating to the Senior Secured Revolving Credit Agreement dated as of August 4, 2011, among Medley Capital Corporation, as Borrower, the Several Lenders and Agents from Time to Time Parties Thereto, and ING Capital LLC, as Administrative Agent and Collateral Agent (Incorporated by reference to the Current Report on Form 8-K filed on February 10, 2012).
f.17	Incremental Assumption Agreement dated as of March 30, 2012, made by Onewest Bank, FSB, as Assuming Lender, relating to the Senior Secured Revolving Credit Agreement dated as of August 4, 2011, among Medley Capital Corporation, as Borrower, the Several Lenders and Agents from Time to Time Parties Thereto, and ING Capital LLC, as Administrative Agent and Collateral Agent (Incorporated by reference to the Current Report on Form 8-K filed on April 4, 2012).
f.18	Incremental Assumption Agreement dated as of May 3, 2012, made by Doral Bank, as Assuming Lender, relating to the Senior Secured Revolving Credit Agreement dated as of August 4, 2011, among Medley Capital Corporation, as Borrower, the Several Lenders and Agents from Time to Time Parties Thereto, and ING Capital LLC, as Administrative Agent and Collateral Agent (Incorporated by reference to the Current Report on Form 8-K filed on May 3, 2012).
f.19	Incremental Assumption Agreement dated as of September 25, 2012, made by Stamford First Bank, a division of the Bank of New Canaan, as Assuming Lender, relating to the Senior Secured Revolving Credit Agreement dated as of August 4, 2011, and Amended by Amendment No. 1 dated August 31, 2012, among Medley Capital Corporation, as Borrower, the Several Lenders and Agents from Time to Time Parties Thereto, and ING Capital LLC, as Administrative Agent and Collateral Agent (Incorporated by reference to the Current Report on Form 8-K filed on September 28, 2012).
f.20	Limited Liability Company Operating Agreement of MCC Senior Loan Strategy JV I LLC, a Delaware Limited Liability Company, dated as of March 27, 2015 (Incorporated by reference to the Current Report on Form 8-K filed on March 30, 2015).
f.21	Amended and Restated Senior Secured Revolving Credit Agreement, dated as of July 28, 2015, by and among the Company as borrower, each of the subsidiary guarantors party thereto, the Lenders party thereto and ING Capital LLC, as Administrative Agent (Incorporated by reference to the Current Report on Form 8-K filed on July 30, 2015).
f.22	Amended and Restated Senior Secured Term Loan Credit Agreement dated as of July 28, 2015, by and among the Company as borrower, each of the subsidiary guarantors party thereto, the Lenders party thereto and ING Capital LLC, as Administrative Agent (Incorporated by reference to the Current Report on Form 8-K filed on July 30, 2015).
g	Form of Amended and Restated Investment Management Agreement between Registrant and MCC Advisors LLC. (Incorporated by reference to Exhibit 99.G to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on N-2, filed on December 10, 2013).
h	Form of Underwriting Agreement(2)
j	Form of Custody Agreement (Incorporated by reference to Exhibit 99.J to the Registrant’s Pre-effective Amendment No. 3 to the Registration Statement on Form N-2 (File No. 333-166491), filed on November 22, 2010).
k.1	Form of Administration Agreement (Incorporated by reference to Exhibit 99.K.2 to the Registrant’s Pre-effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-166491), filed on June 9, 2010).
k.2	Form of Trademark License Agreement (Incorporated by reference to Exhibit 99.K.3 to the Registrant’s Pre-effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-166491), filed on June 9, 2010).
k.3	Certificate of Appointment of Transfer Agent (Incorporated by reference to Exhibit 99.K.1 to the Registrant’s Pre-effective Amendment No. 2 to the Registration Statement on Form N-2 (File No. 333-166491), filed on July 2, 2010).

k.4	Form of Sub-Administration Agreement (Incorporated by reference to Exhibit 99.K.4 to the Registrant’s Pre-effective Amendment No. 3 to the Registration Statement on Form N-2 (File No. 333-166491), filed on November 22, 2010).
k.5	Form of Fee Waiver Agreement(1)
l	Opinion and Consent of Sutherland Asbill & Brennan LLP(1)
n.1	Consent of Ernst & Young LLP(1)
n.2	Report of Ernst & Young LLP Regarding the Senior Securities Table (Incorporated by reference to Exhibit n.2 to the Registrant's Registration Statement on Form N-2 (File No. 333-208746), filed on December 23, 2015).
r.1	Code of Business Conduct and Ethics of the Registrant (Incorporated by reference to Exhibit 14.1 to the Registrant’s 10-Q for the period ended June 30, 2011, filed on August 4, 2011).
r.2	Code of Business Ethics of MCC Advisors (Incorporated by reference to Exhibit 99.R.2 to the Registrant’s Pre-effective Amendment No. 1 to the Registration Statement on Form N-2, filed on June 9, 2010).
99.1	Statement of Computation of Ratios of Earnings to Fixed Charges(1)
99.2	Form of Preliminary Prospectus Supplement — Debt Offering(1)

(1)	Filed herewith.
(2)	To be filed by amendment.

Item 26. Marketing arrangements

The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference. Reference is also made to the Form of Underwriting Agreement for the Registrant’s shares of common stock to be filed by amendment to this registration statement.

Item 27. Other expenses of issuance and distribution

The following table sets forth the estimated (except for the SEC registration fee and the FINRA filing fee) expenses to be incurred in connection with the offering described in this registration statement:

SEC registration fee	$75,525	**
FINRA filing fee	113,000	***
New York Stock Exchange listing fee*	72,500
Printing	200,000
Accounting fees and expenses	240,000
Legal fees and expenses	500,000
Miscellaneous fees and expenses	100,000
Total	$1,327,800

*	Assumes issuance of $750,000,000 of common stock.
**	$36,616 of this amount has been offset against filing fees associated with unsold securities registered under a previous registration statement.
***	$37,673 of this amount has been offset against filing fees associated with unsold securities registered under a previous registration statement.

All of the expenses set forth above shall be borne by the Registrant.

Item 28. Persons controlled by or under common control with the registrant

The following list sets forth each of the Registrant's subsidiaries, the state under whose laws the subsidiaries are organized and the voting securities owned by the Registrant, directly or indirectly, in each subsidiary:

Medley SBIC LP (Delaware)	100%
Medley SBIC GP, LLC (Delaware)	100%
MCC Investment Holdings LLC (Delaware)	100%
MCC Investment Holdings AAR LLC (Delaware)	100%
MCC Investment Holdings AmveStar LLC (Delaware)	100%
MCC Investment Holdings Omnivere LLC (Delaware)	100%
MCC Investment Holdings RT1 LLC (Delaware)	100%
MCC Investment Holdings Sendero LLC (Delaware)	100%

Each of the Registrant's subsidiaries is consolidated for financial reporting purposes.

In addition, the Registrant may be deemed to control certain portfolio companies. See “Portfolio Companies” in the prospectus.

Item 29. Number of holders of shares

The following table sets forth the approximate number of record holders of the Company’s common stock as of March 24, 2016:

Title of Class	Number of Record Holders
Common Stock, $0.001 par value	13

Item 30. Indemnification

The information contained under the heading “Description of Capital Stock” is incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is again public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant carries liability insurance for the benefit of its directors and officers (other than with respect to claims resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office) on a claims-made basis.

The Registrant has agreed to indemnify the underwriters against specified liabilities for actions taken in their capacities as such, including liabilities under the Securities Act.

Item 31. Business and other connections of investment adviser

A description of any other business, profession, vocation or employment of a substantial nature in which MCC Advisors, and each managing director, director or executive officer of MCC Advisors, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled “The

Adviser”. Additional information regarding MCC Advisors and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-71515), and is incorporated herein by reference.

Item 32. Location of accounts and records

The Registrant’s accounts, books and other documents are currently located at the offices of the Registrant, 280 Park Avenue, 6th Floor East, New York, NY 10017, and at the offices of the Registrant’s Custodian, U.S. Bank National Association, and Transfer Agent, American Stock Transfer & Trust Company.

Item 33. Management services

Not applicable.

Item 34. Undertakings

(1)  The Registrant hereby undertakes to suspend the offering of the Securities covered hereby until it amends the prospectus if (a) subsequent to the effective date of this registration statement, its NAV declines more than 10 percent from its NAV as of the effective date of this Registration Statement or (b) its NAV increases to an amount greater than its net proceeds as stated in the prospectus.

(2)  Not applicable.

(3)  Registrant undertakes in the event that the securities being registered are to be offered to existing stockholders pursuant to warrants or rights, and any securities not taken by shareholders are to be reoffered to the public, to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by the underwriters during the subscription period, the amount of unsubscribed securities to be purchased by underwriters, and the terms of any subsequent underwriting thereof. Registrant further undertakes that if any public offering by the underwriters of the securities being registered is to be made on terms differing from those set forth on the cover page of the prospectus, the Registrant shall file a post-effective amendment to set forth the terms of such offering.

(4)  The Registrant hereby undertakes:

(a)  To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)  to include any prospectus required by Section 10(a)(3) of the 1933 Act;

(ii)  to reflect in the prospectus any facts or events arising after the effective date of this registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement; and

(iii)  to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in this registration statement.

(b)  That, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

(c)  To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

(d)  That, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)  That, for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(i)  any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;

(ii)  the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iii)  any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(5) (a) For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

(b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Pre-Effective Amendment No. 1 to Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York, on March 25, 2016.

MEDLEY CAPITAL CORPORATION
By: /s/ Brook Taube Name: Brook Taube Title: Chief Executive Officer and Chairman of the Board of Directors

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 1 to Registration Statement on Form N-2 has been signed by the following persons in the capacities set forth below on March 25, 2016. This document may be executed by the signatories hereto on any number of counterparts, all of which constitute one and the same instrument.

Name	Title
/s/ Brook Taube Brook Taube	Chief Executive Officer and Chairman of the Board of Directors (Principal Executive Officer)
/s/ Richard T. Allorto, Jr. Richard T. Allorto, Jr.	Chief Financial Officer and Secretary (Principal Financial and Accounting Officer)
* Seth Taube	Director
* Jeff Tonkel	Director
* Arthur S. Ainsberg	Director
* Robert K. Lyons	Director
* Karin Hirtler-Garvey	Director
* John E. Mack	Director
*	Signed by Richard T. Allorto, Jr., pursuant to a power of attorney signed by each individual and filed with this Registration Statement on December 23, 2015.